UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-05518

                               The RBB Fund, Inc.
               (Exact name of registrant as specified in charter)

                         103 Bellevue Parkway, 4th Floor
                              Wilmington, DE 19809
               (Address of principal executive offices) (Zip code)

                                 Salvatore Faia
                         103 Bellevue Parkway, 4th Floor
                              Wilmington, DE 19809
                     (Name and address of agent for service)

        Registrant's telephone number, including area code: 302-791-2670

                       Date of fiscal year end: August 31

                    Date of reporting period: August 31, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


INVESTMENT ADVISER
ABUNDANCE TECHNOLOGIES, INC.
5955 Deerfield Blvd.
Mason, OH 45040

ADMINISTRATOR
PNC Global Investment Servicing (U.S.), Inc.
301 Bellevue Parkway
Wilmington, DE 19809

TRANSFER AGENT
PNC Global Investment Servicing (U.S.), Inc.
101 Sabin Street
Pawtucket, RI 02860

PRINCIPAL UNDERWRITER
PFPC Distributors, Inc.
760 Moore Road
King of Prussia, PA 19406

CUSTODIAN
PFPC Trust Company
8800 Tinicum Blvd.
Suite 200
Philadelphia, PA 19153

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP
Two Commerce Square, Suite 1700
2001 Market Street
Philadelphia, PA 19103-7042

COUNSEL
Drinker Biddle & Reath LLP
One Logan Square
18th and Cherry Streets
Philadelphia, PA 19103-6996

                                   FREE MARKET
                                U.S. EQUITY FUND

                                   FREE MARKET
                            INTERNATIONAL EQUITY FUND

                                   FREE MARKET
                                FIXED INCOME FUND

                                       OF

                               THE RBB FUND, INC.

                                     ANNUAL
                                     REPORT

                                 August 31, 2009

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Funds. Shares of the Free Market Funds are distributed by PFPC Distributors, Inc., 760 Moore Road, King of Prussia, PA 19406.

                      [THIS PAGE INTENTIONALLY LEFT BLANK.]

                                FREE MARKET FUNDS
                       ANNUAL INVESTMENT ADVISER'S REPORT
                                 AUGUST 31, 2009
                                   (UNAUDITED)

Dear Fellow Shareholder,

     It has been almost two years since the launch of the Abundance Free Market Mutual Funds (the "Funds") on December 31, 2007. The Funds have steadily gained assets since their start despite the big swings in the global markets.

     A long-term focus is key during volatile times. Having a long-term focus requires keeping the emotions of fear and greed in check. For most the past 12 months, fear dominated greed, causing some investors to flee to cash. However during the spring and summer, the pressure not to lose has been replaced by the pressure to not miss out, and that fear leads to speculation, not investing. Such speculation combines the two motivations that are abhorrent to rational long-term investors. Such volatility is a good reminder of why Abundance Technologies, Inc. ("Abundance") recommends that shareholders maintain both a well diversified portfolio and a long-term perspective. When you can take the long view, supported by a prudent and well-thought-out strategy, the markets' day-to-day ups and downs don't seem as threatening.

     Abundance strives to deliver the performance of capital markets and add value through Free Market Investment strategies and Structured Market Portfolios. Grounded in the conviction that Free Markets work, Abundance avoids the cost-generating activity of stock picking and market timing. Instead, we focus on the dimensions of capital markets that reward investors as intelligently and effectively as possible. Our disciplined approach to life-long investing provides both the individual investor and the financial professional with the academic foundation upon which to help achieve investment goals.

     Throughout its history, Abundance has sought to improve its research and investment technologies. Our Free Market Funds are the latest example of this evolution. Each fund strategy targets a broad and diverse group of stocks or bonds across various markets, using other mutual funds that specifically target certain asset classes. The Funds are broadly diversified and designed to work together in your total investment plan.

     The work is never complete, however, and Abundance will continue to research solutions to address your future needs. We invite you to contact your financial professional or explore our website, www.MyMatrix.cc, to learn more about the concepts and strategies of Abundance's investing.

     We appreciate your support and confidence in our firm's investment philosophy, process and people.

     Thank you, as always, for investing with Abundance Technologies, Inc.


/s/ Mark E Matson

Mark E Matson
President and Chief Executive Officer
Abundance Technologies, Inc.

                                FREE MARKET FUNDS
                 ANNUAL INVESTMENT ADVISER'S REPORT (CONTINUED)
                                 AUGUST 31, 2009
                                   (UNAUDITED)

FREE MARKET US EQUITY FUND--INVESTMENT REVIEW

Over the past 12 months, investors' resolve has been tested repeatedly. In 2008, the U.S. financial markets endured their worst calendar year since the 1930s. The first two months of 2009 brought more bad news and falling prices before stocks rebounded to turn in their best quarter since 2003. Nobody knows where the stock market will go from here, particularly in the shorter term. However, the magnitude and speed of the stock market's recent swings underscore the importance of avoiding changes to your portfolio based on emotions. It also underscores the importance of maintaining a broadly diversified portfolio. Returns for the broad US market, as measured by the Russell 3000 Index, were -18.63%. Asset class returns ranged from -18.25% for S&P 500 Index (US large cap) to -21.30% for the Russell 2000 Index (US small cap). Despite the negative returns for the twelve months ended August 31, 2009, all asset classes experienced large positive returns during the last several months.

For the twelve months ended August 31, 2009, the Free Market U.S. Equity Fund provided a total return of -19.19%, at net asset value. This compares with a return of -19.71% for the fund's benchmark, the Russell 2500 Index.

Nevertheless as a result of the Free Market Fund's diversified investment approach, performance principally was determined by broad structural trends in global equity markets, rather than the behavior of a limited number of stocks, which the underlying funds held. Among the most important factors explaining differences in the behavior of diversified equity funds, like the Free Market U.S. Equity Fund, are company size and company value/growth characteristics of the underlying fund holdings. Size is measured by market capitalization and "value" classification is a function of stock price relative to one or more fundamental characteristics.

U.S. Small Company Stocks performed slightly less than Large Company Stocks. The Russell 2000 Index has returned -21.30% from September 1, 2008 through August 31, 2009, while the S&P 500 Index was down 18.25%. Furthermore, for the same time period, the Russell 2000 Value Index was down at -20.69% and the Russell 1000 Value Index, returned -20.27%.

In summary, US large cap stocks performed better than small cap stocks and helped to bring returns up. Furthermore, US small value stocks did slightly worse than US Small Growth Stocks, which also contributed to returns of the Fund. The same is true for US Large Value which was outperformed by US Large Growth.

Today's environment underscores that markets are highly unpredictable over the short term. In other words, anything can happen, so a balanced, diversified, long-term approach is favored.

                                FREE MARKET FUNDS
                          FREE MARKET U.S. EQUITY FUND
                 ANNUAL INVESTMENT ADVISER'S REPORT (CONTINUED)
                           AUGUST 31, 2009 (UNAUDITED)

             Comparison of Change in Value of $10,000 Investment in
   Free Market U.S. Equity Fund vs. Russell 2500(R) Index and Composite Index

                               (PERFORMANCE GRAPH)

           Free Market     Russell
           U.S. Equity  2500(R) Value   Composite
              Fund          Index         Index
           -----------   ----------    ---------
  Dec 07      10000          10000        10000
  Jan 08      10470           9389         9477
  Feb 08      10250         9130.8      9118.77
  Mar 08      10260        9063.23       9136.1
  Apr 08      10630        9550.84      9526.21
  May 08      10970        10004.5      9744.36
  Jun 08       9900        9189.13      8883.93
  Jul 08      10010        9252.54      9053.61
  Aug 08      10290        9517.16      9314.36
  Sep-08       9470        8571.16      8640.93
  Oct-08       7510        6724.93      7023.35
  Nov-08       6690        5995.95      6360.34
  Dec-08       6948        6321.53      6589.32
  Jan-09       6128        5752.59      5842.75
  Feb-09       5348        5130.73      5111.82
  Mar-09       5865        5599.17      5560.64
  Apr-09       6827           6462      6277.96
  May-09       7171        6659.09      6544.14
  Jun-09       7202        6734.34      6553.96
  Jul-09       7941        7341.78      7159.55
  Aug-09       8316        7642.06       7453.8

The chart assumes a hypothetical $10,000 initial investment in the Fund made on December 31, 2007 (commencement of operations) and reflects Fund expenses. Investors should note that the Fund is a professionally managed mutual fund while the Russell 2500(R) Index and Composite Index are unmanaged, do not incur sales charges and/or expenses and are not available for investment. The Composite Index is comprised of the S&P 500(R) Index, Russell 1000(R) Value Index, Russell 2000(R) Index and Russell 2000(R) Value Index, each weighted 25%.

               Total Returns for the Period Ended August 31, 2009

                                           SINCE
                               1 YEAR   INCEPTION*
                               ------   ----------
FREE MARKET U.S. EQUITY FUND   -19.19%    -10.47%
RUSSELL 2500(R) INDEX          -19.71%    -14.90%
COMPOSITE INDEX                -20.13%    -16.27%

*    Annualized - The Fund commenced operations on December 31, 2007.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. RETURNS SHOWN INCLUDE THE REINVESTMENT OF ALL DIVIDENDS AND OTHER DISTRIBUTIONS AND DO NOT REFLECT TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 1-866-780-0357 EXT. 3863. THE FUND'S ANNUAL OPERATING EXPENSES, AS STATED IN THE CURRENT PROSPECTUS, IS 1.21%.

The Fund's aggregate total return since inception is based on a decrease in net asset value from $10.00 per share on December 31, 2007 (commencement of operations) to $8.21 per share on August 31, 2009.

Portfolio composition is subject to change.

                                FREE MARKET FUNDS
                 ANNUAL INVESTMENT ADVISER'S REPORT (CONTINUED)
                                 AUGUST 31, 2009
                                   (UNAUDITED)

FREE MARKET INTERNATIONAL EQUITY FUND--INVESTMENT REVIEW

After several quarters of negative returns, developed and emerging markets equities rebounded sharply in the second quarter of 2009. The springtime rally helped international markets recoup most of the losses sustained earlier in the fiscal year September 1, 2008 through August 31, 2009. This rally helped international equities outperform US stocks for the period. Still, global markets remained well below their late-2007 highs. Nevertheless, using the MSCI World excluding US Index as a proxy, developed markets equities had their third-best quarter since the inception of that Index in 1970. Furthermore, emerging markets equities had very strong performance and were by far the best performing asset class during 2009. Despite some encouraging signs, continued job losses and persistent uncertainty about the health of global economies, both the United States and overseas, suggested that the road ahead could still be bumpy.

For the twelve months ended August 31, 2009, the Free Market International Equity Fund provided a total return of -7.71%, at net asset value. This compares with a return of -14.41% for the Fund's benchmark, the MSCI World (excluding US) Index. A contributing factor to the outperformance of the Fund compared to the benchmark was the Fund's tilt towards small and value as well as exposure to emerging markets.


Nevertheless as a result of the Free Market Fund's diversified investment approach, performance principally was determined by broad structural trends in global equity markets, rather than the behavior of a limited number of stocks, which the underlying funds held. Among the most important factors explaining differences in the behavior of diversified equity funds, like the Free Market International Equity Fund, are company size and company value/growth characteristics of the underlying fund holdings.

International Large Company Stocks fared worse than International Small Company Stocks. The MSCI EAFE Index (net of dividends) has returned -14.41% from September 1, 2008 through August 31, 2009, while the MSCI EAFE Small Cap Index was down 8.51%. Furthermore, for the same time period, the MSCI EAFE Value Index (net of dividends) was down 10.66% and the MSCI Emerging Markets Index (net of dividends) also declined 9.95%.

In summary, factors that helped lift the Fund's return over the benchmark included international value and small cap asset classes as well as all categories of emerging markets. While international large asset classes pulled the Fund's performance lower. The Fund's increased exposure, when compared to the MSCI World (excluding US) Index, to small and value companies as well as emerging markets' companies contributed to the Fund's higher return. The benchmark's increased exposure to large companies helped to bring its results lower.

Today's environment underscores that markets are highly unpredictable over the short term. In other words, anything can happen, so a balanced, diversified, long-term approach is favored.

                                FREE MARKET FUNDS
                      FREE MARKET INTERNATIONAL EQUITY FUND
                 ANNUAL INVESTMENT ADVISER'S REPORT (CONTINUED)
                           AUGUST 31, 2009 (UNAUDITED)

             Comparison of Change in Value of $10,000 Investment in
      Free Market International Equity Fund vs. MSCI World (excluding U.S.)
                            Index and Composite Index

                               (PERFORMANCE GRAPH)





                               MSCI
            Free Market       World
           International   (excluding     Composite
            Equity Fund    U.S.) Index      Index
           -------------   -----------   ----------
  Dec 07       10000           10000        10000
  Jan 08        9880            9236         8981
  Feb 08       10060         9182.43      9278.27
  Mar 08       10090         9094.28      9111.26
  Apr 08       10440         9572.64      9608.74
  May 08       10560         9718.14      9707.71
  Jun 08        9580         8942.64      8835.96
  Jul 08        9240         8724.43      8517.86
  Aug 08        8850         8602.29      8109.86
  Sep-08        7630         7310.23      6834.17
  Oct-08        5830         5700.52      5265.05
  Nov-08        5480         5370.46      4978.63
  Dec-08        5948         5676.57      5305.73
  Jan-09        5347         5174.76      4857.39
  Feb-09        4787         4691.96      4415.37
  Mar-09        5225         5068.72      4794.65
  Apr-09        6100         5759.59      5539.74
  May-09        7027         6539.44      6301.45
  Jun-09        6976          6467.5      6286.33
  Jul-09        7699         7100.03       6878.5
  Aug-09        8168         7362.73      7235.49

The chart assumes a hypothetical $10,000 initial investment in the Fund made on December 31, 2007 (commencement of operations) and reflects Fund expenses. Investors should note that the Fund is a professionally managed mutual fund while the MSCI World (excluding U.S.) Index and Composite Index are unmanaged, do not incur sales charges and/or expenses and are not available for investment. The Composite Index is comprised of the MSCI EAFE Index, MSCI EAFE Value Index, MSCI EAFE Small Company Index and MSCI Emerging Markets Free Index, each weighted 25%.

              Total Returns for the Period Ended to August 31, 2009

                                                   SINCE
                                        1 YEAR   INCEPTION*
                                        ------   ----------
FREE MARKET INTERNATIONAL EQUITY FUND    -7.71%    -11.42%
MSCI WORLD (EXCLUDING U.S.) INDEX       -14.41%    -18.82%
COMPOSITE INDEX                         -11.02%    -17.83%

*    Annualized - The Fund commenced operations on December 31, 2007.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. RETURNS SHOWN INCLUDE THE REINVESTMENT OF ALL DIVIDENDS AND OTHER DISTRIBUTIONS AND DO NOT REFLECT TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 1-866-780-0357 EXT. 3863. THE FUND'S ANNUAL OPERATING EXPENSES, AS STATED IN THE CURRENT PROSPECTUS, IS 1.49%.

The Fund's aggregate total return since inception is based on a decrease in net asset value from $10.00 per share on December 31, 2007 (commencement of operations) to $8.02 per share on August 31, 2009.

Portfolio composition is subject to change.

                                FREE MARKET FUNDS
                 ANNUAL INVESTMENT ADVISER'S REPORT (CONTINUED)
                                 AUGUST 31, 2009
                                   (UNAUDITED)

FREE MARKET FIXED INCOME FUND--INVESTMENT REVIEW

The period was an erratic time for the fixed income market as well. After Lehman Brothers collapsed late last year, investors steered clear of corporate bonds and instead sought safety in US Treasury bonds. The differences between the yields of Treasuries and those of corporate bonds surged to levels not seen since the 1930s. Later in the twelve months ended August 31, 2009 optimism from the stock market spread to corporate bonds. In December 2008, the Federal Reserve Board responded to the credit crisis by lowering its target for short-term interest rates to a range of 0% to 0.25%, an all-time low. For the period overall, the Barclays US Aggregate Index -- a measure of high-quality, fixed-rate, longer maturity, taxable bonds -- returned 7.94%. In comparison, the Merrill Lynch Three Month Treasury Bill Index returned a modest 0.66.

The Fund focuses on mutual funds that invest in high quality and shorter-term Government and Corporate fixed income assets. For the twelve months ended August 31, 2009, the Free Market Fixed Income Fund provided a total return of 4.62%, at net asset value. This compares with a return of 6.02% for the fund's benchmark, the Citigroup World Government Bond 1 - 5 Year Currency Hedged US Dollar Index.

A bright spot for investors so far this year is that high quality bonds / fixed income markets have provided a positive return for the period September 1, 2008 through August 31, 2009. Although the Free Market Fund underperformed its benchmark for the entire period, it did perform as expected. A contributing factor to the under-performance of the Fund compared to the benchmark was the Fund's shorter average maturity compared to its benchmark, since longer maturities performed slightly better.

                                FREE MARKET FUNDS
                          FREE MARKET FIXED INCOME FUND
                 ANNUAL INVESTMENT ADVISER'S REPORT (CONCLUDED)
                           AUGUST 31, 2009 (UNAUDITED)

             Comparison of Change in Value of $10,000 Investment in
 Free Market Fixed Income Fund vs. Citigroup World Govt. Bond 1-5 Year Currency
                  Hedged U.S. Dollar Index and Composite Index

                               (PERFORMANCE GRAPH)


                           Citigroup
                          World Govt.
                           Bond 1-5
            Free Market  Year Currency
           Fixed Income   Hedged U.S.    Composite
               Fund      Dollar Index      Index
           ------------   -----------   ---------
  Dec 07       10000          10000         10000
  Jan 08       10010          10150         10157
  Feb 08       10040          10217       10214.9
  Mar 08       10046          10215       10245.5
  Apr 08      9976.3        10147.5       10194.3
  May 08      9956.3        10089.7       10147.4
  Jun 08      9981.2        10090.7       10165.7
  Jul 08     10021.3        10165.4       10189.1
  Aug 08     10061.4        10228.4       10248.2
  Sep-08       10029        10294.9       10219.5
  Oct-08       10100        10445.2       10169.4
  Nov-08       10241          10557       10373.8
  Dec-08       10384        10662.5       10559.5
  Jan-09       10353        10666.8       10504.6
  Feb-09       10333        10689.2       10486.7
  Mar-09       10384        10744.8       10571.7
  Apr-09       10404        10746.9       10581.2
  May-09       10424        10751.2       10609.8
  Jun-09       10445        10769.5       10622.5
  Jul-09       10475        10808.3       10689.4
  Aug-09       10526        10846.1       10750.3

The chart assumes a hypothetical $10,000 initial investment in the Fund made on December 31, 2007 (commencement of operations) and reflects Fund expenses. Investors should note that the Fund is a professionally managed mutual fund while the Citigroup World Govt. Bond 1-5 Year Currency Hedged U.S. Dollar Index and Composite Index are unmanaged, do not incur sales charges and/or expenses and are not available for investment. The Composite Index is comprised of the Three-Month Treasury Bill Index, Lehman Brothers Intermediate Government Bond Index, Merrill Lynch 1-3 Year U.S. Government/Corporate Index and Lehman Brothers Aggregate Bond Index, each weighted 25%.

              Total Returns for the Period Ended to August 31, 2009

                                                  SINCE
                                       1 YEAR   INCEPTION*
                                       ------   ----------
FREE MARKET FIXED INCOME FUND           4.62%      3.12%
CITIGROUP WORLD GOVT. BOND 1-5 YEAR
   CURRENCY HEDGED U.S. DOLLAR INDEX    6.02%      4.97%
COMPOSITE INDEX                         4.92%      4.44%

*    Annualized - The Fund commenced operations on December 31, 2007.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. RETURNS SHOWN INCLUDE THE REINVESTMENT OF ALL DIVIDENDS AND OTHER DISTRIBUTIONS AND DO NOT REFLECT TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 1-866-780-0357 EXT. 3863. THE FUND'S ANNUAL OPERATING EXPENSES, AS STATED IN THE CURRENT PROSPECTUS, IS 1.19%.

The Fund's aggregate total return since inception is based on an increase in net asset value from $10.00 per share on December 31, 2007 (commencement of operations) to $10.35 per share on August 31, 2009.

Portfolio composition is subject to change.

                                FREE MARKET FUNDS
                              FUND EXPENSE EXAMPLES
                                   (UNAUDITED)

As a shareholder of the Fund(s), you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund(s) and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the six-month period from March 1, 2009 through August 31, 2009, and held for the entire period.

ACTUAL EXPENSES

The first line of the accompanying tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the accompanying tables provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the accompanying tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                             FREE MARKET U.S. EQUITY FUND
                                           ---------------------------------------------------------------
                                           BEGINNING ACCOUNT VALUE   ENDING ACCOUNT VALUE    EXPENSES PAID
                                                MARCH 1, 2009           AUGUST 31, 2009     DURING PERIOD*
                                           -----------------------   --------------------   --------------
Actual                                            $1,000.00                $1,554.90             $4.64
Hypothetical (5% return before expenses)           1,000.00                 1,021.53              3.68

                                                         FREE MARKET INTERNATIONAL EQUITY FUND
                                           ---------------------------------------------------------------
                                           BEGINNING ACCOUNT VALUE   ENDING ACCOUNT VALUE    EXPENSES PAID
                                                MARCH 1, 2009           AUGUST 31, 2009     DURING PERIOD*
                                           -----------------------   --------------------   --------------
Actual                                            $1,000.00                $1,706.40             $4.98
Hypothetical (5% return before expenses)           1,000.00                 1,021.48              3.73

                                FREE MARKET FUNDS
                        FUND EXPENSE EXAMPLES (CONCLUDED)
                                   (UNAUDITED)

                                                          FREE MARKET FIXED INCOME FUND
                                           ---------------------------------------------------------------
                                           BEGINNING ACCOUNT VALUE   ENDING ACCOUNT VALUE    EXPENSES PAID
                                                MARCH 1, 2009           AUGUST 31, 2009     DURING PERIOD*
                                           -----------------------   --------------------   --------------
Actual                                            $1,000.00                $1,018.70             $3.82
Hypothetical (5% return before expenses)           1,000.00                 1,021.38              3.83

* Expenses are equal to an annualized six-month expense ratio of 0.72% for the Free Market U.S. Equity Fund, 0.73% for the Free Market International Equity Fund and 0.75% for the Free Market Fixed Income Fund, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365 to reflect the one-half year period. The annualized expense ratios do not reflect fees and expenses associated with the underlying funds. If such fees and expenses had been included, the expenses would have been higher. The range of weighted expense ratios of the underlying funds held by the Funds, as stated in the current prospectus, were as follows:

FREE MARKET U.S.   FREE MARKET INTERNATIONAL   FREE MARKET FIXED
   EQUITY FUND            EQUITY FUND             INCOME FUND
----------------   -------------------------   -----------------
   0.02%-0.13%            0.01%-0.28%             0.01%-0.07%

Each Fund's ending account values on the first line in each table are based on the actual six-month total return for each Fund of 55.49% for the Free Market U.S. Equity Fund, 70.64% for the Free Market International Equity Fund and 1.87% for the Free Market Fixed Income Fund.

                                FREE MARKET FUNDS
                          FREE MARKET U.S. EQUITY FUND
                            PORTFOLIO OF INVESTMENTS
                                 AUGUST 31, 2009

                                                        NUMBER OF
                                                          SHARES        VALUE
                                                        ---------   ------------
EQUITY FUNDS -- 99.8%
U.S. Large Cap Value Portfolio III ..................   7,739,622   $ 94,036,406
U.S. Large Company Institutional Index Portfolio ....   5,786,895     46,642,376
U.S. Micro Cap Portfolio ............................   4,775,908     46,660,618
U.S. Small Cap Portfolio ............................   3,085,991     46,536,745
U.S. Small Cap Value Portfolio ......................   4,305,171     77,536,128
                                                                    ------------
   TOTAL EQUITY FUNDS
      (Cost $329,532,851) ...........................                311,412,273
                                                                    ------------
   TOTAL INVESTMENTS -- 99.8%
      (Cost $329,532,851) ...........................                311,412,273
                                                                    ------------
OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.2% .......                    691,461
                                                                    ------------
NET ASSETS -- 100.0% ................................               $312,103,734
                                                                    ============

                        PORTFOLIO HOLDINGS SUMMARY TABLE
                                   (UNAUDITED)

                                                         % OF NET
                                                          ASSETS        VALUE
                                                        ---------   ------------
Equity Funds ........................................      99.8%    $311,412,273
Other Assets In Excess of Liabilities ...............       0.2%         691,461
                                                          -----     ------------
NET ASSETS ..........................................     100.0%    $312,103,734
                                                          =====     ============

----------
Portfolio holdings are subject to change at any time.

The following is a summary of the inputs used, as of August 31, 2009, in valuing the Fund's investments carried at market value (See Note 1 in Notes to Financial Statements):

                                                                LEVEL 2        LEVEL 3
                                   TOTAL          LEVEL 1     SIGNIFICANT    SIGNIFICANT
                                 VALUE AT         QUOTED       OBSERVABLE   UNOBSERVABLE
                             AUGUST 31, 2009       PRICE         INPUT          INPUT
                             ---------------   ------------   -----------   ------------
Investments in Securities*     $311,412,273    $311,412,273       $--            $--
                               ============    ============       ===            ===

*    Please refer to the Portfolio of Investments for further details.

    The accompanying notes are an integral part of the financial statements.

                               FREE MARKET FUNDS
                     FREE MARKET INTERNATIONAL EQUITY FUND
                            PORTFOLIO OF INVESTMENTS
                                AUGUST 31, 2009

                                                        NUMBER OF
                                                          SHARES        VALUE
                                                        ---------   ------------
INTERNATIONAL EQUITY FUNDS -- 99.8%
Asia Pacific Small Company Portfolio ................     276,677   $  5,193,224
Continental Small Company Portfolio .................     694,556      9,932,153
DFA International Small Cap Value Portfolio .........   6,999,702    103,595,587
DFA International Value Portfolio III ...............   5,052,182     77,449,944
Emerging Markets Portfolio ..........................     565,073     13,460,044
Emerging Markets Small Cap Portfolio ................     778,210     12,591,445
Emerging Markets Value Portfolio ....................     460,722     12,522,430
Japanese Small Company Portfolio ....................     346,415      5,206,619
Large Cap International Portfolio ...................     727,653     12,944,939
United Kingdom Small Company Portfolio ..............     269,991      5,205,417
                                                                    ------------
   TOTAL INTERNATIONAL EQUITY FUNDS
      (Cost $257,094,920) ...........................                258,101,802
                                                                    ------------
   TOTAL INVESTMENTS -- 99.8%
      (Cost $257,094,920) ...........................                258,101,802
                                                                    ------------
OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.2% .......                    530,302
                                                                    ------------
NET ASSETS -- 100.0% ................................               $258,632,104
                                                                    ============

                        PORTFOLIO HOLDINGS SUMMARY TABLE
                                   (UNAUDITED)

                                                         % OF NET
                                                          ASSETS        VALUE
                                                        ---------   ------------
International Equity Funds ..........................      99.8%    $258,101,802
Other Assets In Excess of Liabilities ...............       0.2%         530,302
                                                          -----     ------------
NET ASSETS ..........................................     100.0%    $258,632,104
                                                          =====     ============

----------
Portfolio holdings are subject to change at any time.

The following is a summary of the inputs used, as of August 31, 2009, in valuing the Fund's investments carried at market value (See Note 1 in Notes to Financial Statements):

                                                                LEVEL 2        LEVEL 3
                                   TOTAL          LEVEL 1     SIGNIFICANT    SIGNIFICANT
                                 VALUE AT         QUOTED       OBSERVABLE   UNOBSERVABLE
                             AUGUST 31, 2009       PRICE         INPUT          INPUT
                             ---------------   ------------   -----------   ------------
Investments in Securities*     $258,101,802    $258,101,802       $--          $--
                               ============    ============       ===          ===

*    Please refer to the Portfolio of Investments for further details.

    The accompanying notes are an integral part of the financial statements.

                                FREE MARKET FUNDS
                          FREE MARKET FIXED INCOME FUND
                            PORTFOLIO OF INVESTMENTS
                                 AUGUST 31, 2009

                                                        NUMBER OF
                                                          SHARES        VALUE
                                                        ---------   ------------
FIXED INCOME FUNDS -- 99.6%
DFA Five-Year Global Fixed Income Portfolio .........   4,670,918   $ 52,360,987
DFA Five-Year Government Portfolio ..................   2,646,810     28,823,760
DFA Intermediate Government Fixed Income Portfolio ..   1,926,428     23,656,540
DFA One-Year Fixed Income Portfolio .................   5,038,817     52,000,596
DFA Two-Year Global Fixed Income Portfolio ..........   5,098,851     52,365,203
                                                                    ------------
   TOTAL FIXED INCOME FUNDS
      (Cost $206,197,500) ...........................                209,207,086
                                                                    ------------
   TOTAL INVESTMENTS -- 99.6%
      (Cost $206,197,500) ...........................                209,207,086
                                                                    ------------
OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.4% .......                    899,755
                                                                    ------------
NET ASSETS -- 100.0% ................................               $210,106,841
                                                                    ============

                        PORTFOLIO HOLDINGS SUMMARY TABLE
                                   (UNAUDITED)

                                                         % OF NET
                                                          ASSETS        VALUE
                                                        ---------   ------------
Fixed Income Funds ..................................        99.6%  $209,207,086
Other Assets In Excess of Liabilities ...............         0.4%       899,755
                                                            -----   ------------
NET ASSETS -- 100.0% ................................       100.0%  $210,106,841
                                                            =====   ============

----------
Portfolio holdings are subject to change at any time.

The following is a summary of the inputs used, as of August 31, 2009, in valuing the Fund's investments carried at market value (See Note 1 in Notes to Financial Statements):

                                                                LEVEL 2        LEVEL 3
                                   TOTAL          LEVEL 1     SIGNIFICANT    SIGNIFICANT
                                 VALUE AT         QUOTED       OBSERVABLE   UNOBSERVABLE
                             AUGUST 31, 2009       PRICE          INPUT         INPUT
                             ---------------   ------------   -----------   ------------
Investments in Securities*     $209,207,086    $209,207,086       $--            $--
                               ============    ============       ===            ===

*    Please refer to the Portfolio of Investments for further details.

    The accompanying notes are an integral part of the financial statements.

                               FREE MARKET FUNDS
                      STATEMENTS OF ASSETS AND LIABILITIES
                                 AUGUST 31, 2009

                                                               FREE MARKET    FREE MARKET      FREE MARKET
                                                               U.S. EQUITY   INTERNATIONAL    FIXED INCOME
                                                                   FUND       EQUITY FUND         FUND
                                                              ------------   -------------   -------------
ASSETS
   Investments in non-affiliated funds, at value + ........   $311,412,273   $258,101,802    $209,207,086
   Cash and cash equivalents ..............................        942,238        589,596       1,151,452
   Receivables
      Receivable for capital shares sold ..................        777,505        560,214         769,625
      Dividends and interest receivable ...................            336            192              14
   Prepaid expenses and other assets ......................          9,756          7,594           8,158
                                                              ------------   ------------    ------------
         Total assets .....................................    313,142,108    259,259,398     211,136,335
                                                              ------------   ------------    ------------
LIABILITIES
   Payables
      Investments purchased ...............................        734,396        370,798         835,432
      Capital shares redeemed .............................        109,548         91,318          50,516
      Investment adviser ..................................        127,910        104,883          85,170
   Other accrued expenses and liabilities .................         66,520         60,295          58,376
                                                              ------------   ------------    ------------
         Total liabilities ................................      1,038,374        627,294       1,029,494
                                                              ------------   ------------    ------------
   Net Assets .............................................   $312,103,734   $258,632,104    $210,106,841
                                                              ------------   ------------    ------------
NET ASSETS CONSISTS OF
   Par value ..............................................   $     38,002   $     32,261    $     20,296
   Paid-in capital ........................................    331,089,019    255,733,525     204,813,969
   Undistributed net investment income ....................        452,185      1,869,067       1,268,126
   Accumulated net realized gain/(loss) from investments ..     (1,354,894)        (9,631)        994,864
   Net unrealized appreciation/(depreciation) on
      investments .........................................    (18,120,578)     1,006,882       3,009,586
                                                              ------------   ------------    ------------
   Net Assets .............................................   $312,103,734   $258,632,104    $210,106,841
                                                              ============   ============    ============
   Shares outstanding ($0.001 par value, 100,000,000
      shares authorized) ..................................     38,001,654     32,261,245      20,296,328
                                                              ------------   ------------    ------------
   Net asset value, offering and redemption price per
      share ...............................................   $       8.21   $       8.02    $      10.35
                                                              ============   ============    ============
   + Investment in non-affiliated funds, at cost ..........   $329,532,851   $257,094,920    $206,197,500
                                                              ============   ============    ============

    The accompanying notes are an integral part of the financial statements.

                               FREE MARKET FUNDS
                            STATEMENTS OF OPERATIONS
                       FOR THE YEAR ENDED AUGUST 31, 2009

                                                               FREE MARKET    FREE MARKET     FREE MARKET
                                                               U.S. EQUITY   INTERNATIONAL    FIXED INCOME
                                                                   FUND       EQUITY FUND         FUND
                                                              ------------   -------------   -------------
INVESTMENT INCOME
   Dividends from non-affiliated funds ....................   $  4,274,612   $  4,363,439    $  3,352,985
   Interest from non-affiliated funds .....................            994            732             536
   Interest allocated from non-affiliated funds ...........             --             --       1,117,756
   Expenses allocated from non-affiliated funds ...........             --             --         (31,688)
                                                              ------------   ------------    ------------
      Total investment income .............................      4,275,606      4,364,171       4,439,589
                                                              ------------   ------------    ------------
EXPENSES
   Advisory fees (Note 2) .................................      1,018,085        796,657         818,087
   Administration and accounting fees (Note 2) ............        258,187        205,796         206,755
   Directors' and officers' fees ..........................         80,725         63,298          65,748
   Professional fees ......................................         41,349         36,381          35,956
   Registration and filing fees ...........................         19,870         16,635          16,411
   Insurance expense ......................................         18,073         12,731          14,530
   Printing and shareholder reporting fees ................         17,325         14,081          12,963
   Transfer agent fees (Note 2) ...........................         11,557         10,868          12,440
   Custodian fees (Note 2) ................................          2,402          2,402           2,402
   Other expenses .........................................          2,158          2,158           2,158
                                                              ------------   ------------    ------------
      Total expenses ......................................      1,469,731      1,161,007       1,187,450
                                                              ------------   ------------    ------------
   Net investment income ..................................      2,805,875      3,203,164       3,252,139
                                                              ------------   ------------    ------------
NET REALIZED AND UNREALIZED GAIN/(LOSS) FROM INVESTMENTS
   NET REALIZED GAIN/(LOSS) FROM:
      Non-affiliated funds ................................     (1,339,474)        56,839         777,574
      Allocated from non-affiliated funds .................             --             --         217,290
      Foreign currency transactions allocated from
         non-affiliated funds .............................             --             --         207,461
   NET CHANGE IN UNREALIZED APPRECIATION/(DEPRECIATION) ON:
      Non-affiliated funds ................................    (17,705,184)    16,019,226       2,453,228
                                                              ------------   ------------    ------------
   Net realized and unrealized gain/(loss) on
      investments .........................................    (19,044,658)    16,076,065       3,655,553
                                                              ------------   ------------    ------------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS ........................................   $(16,238,783)  $ 19,279,229    $  6,907,692
                                                              ============   ============    ============

    The accompanying notes are an integral part of the financial statements.

                          FREE MARKET U.S. EQUITY FUND
                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                     FOR THE           FOR THE
                                                                    YEAR ENDED       PERIOD ENDED
                                                                 AUGUST 31, 2009   AUGUST 31, 2008*
                                                                 ---------------   ----------------
FROM OPERATIONS:
   Net investment income .....................................    $   2,805,875     $      13,167
   Net realized gain/(loss) from investments .................       (1,339,474)               --
   Net change in unrealized depreciation from investments ....      (17,705,184)         (415,394)
                                                                  -------------     -------------
Net decrease in net assets resulting from operations .........      (16,238,783)         (402,227)
                                                                  -------------     -------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income .....................................       (2,401,803)               --
                                                                  -------------     -------------
Net decrease in net assets from dividends and distributions to
   shareholders ..............................................       (2,401,803)               --
                                                                  -------------     -------------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold .................................      165,094,648       193,722,496
   Reinvestment of distributions .............................        2,401,259                --
   Shares redeemed ...........................................      (23,790,681)       (6,281,175)
                                                                  -------------     -------------
Net increase in net assets from capital shares ...............      143,705,226       187,441,321
                                                                  -------------     -------------
Total increase in net assets .................................      125,064,640       187,039,094

NET ASSETS:
   Beginning of period .......................................      187,039,094                --
                                                                  -------------     -------------
   End of period .............................................    $ 312,103,734     $ 187,039,094
                                                                  =============     =============
Undistributed net investment income, end of period ...........    $     452,185     $      30,616
                                                                  =============     =============
CAPITAL SHARE TRANSACTIONS:
   Shares sold ...............................................       22,974,273        18,789,368
   Shares reinvested .........................................          350,038                --
   Shares redeemed ...........................................       (3,503,840)         (608,185)
                                                                  -------------     -------------
   Total share transactions ..................................       19,820,471        18,181,183
                                                                  =============     =============

----------
*    The Fund commenced operations on December 31, 2007.

    The accompanying notes are an integral part of the financial statements.

                     FREE MARKET INTERNATIONAL EQUITY FUND
                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                     FOR THE           FOR THE
                                                                    YEAR ENDED       PERIOD ENDED
                                                                 AUGUST 31, 2009   AUGUST 31, 2008*
                                                                 ---------------   ----------------
FROM OPERATIONS:
   Net investment income .....................................    $   3,203,164     $   1,191,237
   Net realized gain from investments ........................           56,839                --
   Net change in unrealized appreciation (depreciation) from
      investments ............................................       16,019,226       (15,012,344)
                                                                  -------------     -------------
Net increase/(decrease) in net assets resulting from
   operations ................................................       19,279,229       (13,821,107)
                                                                  -------------     -------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income .....................................       (2,609,280)               --
                                                                  -------------     -------------
Net decrease in net assets from dividends and distributions to
   shareholders ..............................................       (2,609,280)               --
                                                                  -------------     -------------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold .................................      130,210,322       149,183,025
   Reinvestment of distributions .............................        2,608,705                --
   Shares redeemed ...........................................      (21,677,551)       (4,541,239)
                                                                  -------------     -------------
Net increase in net assets from capital shares ...............      111,141,476       144,641,786
                                                                  -------------     -------------
Total increase in net assets .................................      127,811,425       130,820,679
NET ASSETS:
   Beginning of period .......................................      130,820,679                --
                                                                  -------------     -------------
   End of period .............................................    $ 258,632,104     $ 130,820,679
                                                                  =============     =============
Undistributed net investment income, end of period ...........    $   1,869,067     $   1,208,659
                                                                  =============     =============
CAPITAL SHARE TRANSACTIONS:
   Shares sold ...............................................       20,582,378        15,252,957
   Shares reinvested .........................................          446,696                --
   Shares redeemed ...........................................       (3,557,044)         (463,742)
                                                                  -------------     -------------
Total share transactions .....................................       17,472,030        14,789,215
                                                                  =============     =============

----------
*    The Fund commenced operations on December 31, 2007.

    The accompanying notes are an integral part of the financial statements.

                         FREE MARKET FIXED INCOME FUND
                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                      FOR THE          FOR THE
                                                                    YEAR ENDED       PERIOD ENDED
                                                                 AUGUST 31, 2009   AUGUST 31, 2008*
                                                                 ---------------   ----------------
FROM OPERATIONS:
   Net investment income .....................................    $   3,252,139     $      97,312
   Net realized gain from investments and foreign currency
      transactions ...........................................        1,202,325                --
   Net change in unrealized appreciation from investments ....        2,453,228           556,358
                                                                  -------------     -------------
Net increase in net assets resulting from operations .........        6,907,692           653,670
                                                                  -------------     -------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income .....................................       (2,191,528)         (114,734)
   Tax return of capital .....................................               --           (46,628)
                                                                  -------------     -------------
Net decrease in net assets from dividends and distributions to
   shareholders ..............................................       (2,191,528)         (161,362)
                                                                  -------------     -------------
CAPITAL TRANSACTIONS:
   Proceeds from shares sold .................................      127,993,708       133,282,079
   Reinvestment of distributions .............................        2,191,099           161,361
   Shares redeemed ...........................................      (53,776,508)       (4,953,370)
                                                                  -------------     -------------
Net increase in net assets from capital shares ...............       76,408,299       128,490,070
                                                                  -------------     -------------
Total increase in net assets .................................       81,124,463       128,982,378
NET ASSETS:
   Beginning of period .......................................      128,982,378                --
                                                                  -------------     -------------
   End of period .............................................    $ 210,106,841     $ 128,982,378
                                                                  =============     =============
Undistributed net investment income (loss), end of period ....    $   1,268,126     $          --
                                                                  =============     =============
SHARE TRANSACTIONS:
   Shares sold ...............................................       12,560,233        13,330,026
   Shares reinvested .........................................          216,781            16,180
   Shares redeemed ...........................................       (5,331,134)         (495,758)
                                                                  -------------     -------------
Total share transactions .....................................        7,445,880        12,850,448
                                                                  =============     =============

----------
*    The Fund commenced operations on December 31, 2007.

    The accompanying notes are an integral part of the financial statements.

                                FREE MARKET FUNDS
                          FREE MARKET U.S. EQUITY FUND
                              FINANCIAL HIGHLIGHTS

Contained below is per share operating performance data for each share outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

                                                                                   FOR THE PERIOD
                                                                                    DECEMBER 31,
                                                                   FOR THE YEAR        2007(1)
                                                                      ENDED           THROUGH
                                                                 AUGUST 31, 2009   AUGUST 31, 2008
                                                                 ---------------   ---------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period .........................     $  10.29          $  10.00
                                                                   --------          --------
Net investment income ........................................         0.10(2)             --(3)
Net realized and unrealized gain/(loss) on investments .......        (2.09)             0.29
                                                                   --------          --------
Net increase/(decrease) in net assets resulting from
   operations ................................................        (1.99)             0.29
                                                                   --------          --------
Dividends and distributions to shareholders from:
Net investment income ........................................        (0.09)               --
                                                                   --------          --------
Total dividends and distributions to shareholders ............        (0.09)               --
                                                                   --------          --------
Net asset value, end of period ...............................     $   8.21          $  10.29
                                                                   ========          ========
Total investment return(4) ...................................       (19.19)%            2.90%(5)
                                                                   ========          ========
RATIO/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted) ....................     $312,104          $187,039
Ratio of expenses to average net assets(6) ...................         0.72%             0.84%(7)
Ratio of net investment income to average net assets(6) ......         1.37%             0.02%(7)
Portfolio turnover rate ......................................            1%                0%(5)

----------
(1)  Commencement of operations.

(2) The selected per share data was calculated using the average shares outstanding method for the period.

(3)  Amount less than $0.005 per share.

(4) Total investment return is calculated by assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(5)  Not annualized.

(6) The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.

(7)  Annualized.

    The accompanying notes are an integral part of the financial statements.

                                FREE MARKET FUNDS
                      FREE MARKET INTERNATIONAL EQUITY FUND
                              FINANCIAL HIGHLIGHTS

Contained below is per share operating performance data for each share outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

                                                                                   FOR THE PERIOD
                                                                                    DECEMBER 31,
                                                                   FOR THE YEAR        2007(1)
                                                                      ENDED           THROUGH
                                                                 AUGUST 31, 2009   AUGUST 31, 2008
                                                                 ---------------   ---------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period .........................      $   8.85          $  10.00
                                                                    --------          --------
Net investment income ........................................          0.13(2)           0.08
Net realized and unrealized loss on investments ..............         (0.85)            (1.23)
                                                                    --------          --------
Net decrease in net assets resulting from operations .........         (0.72)            (1.15)
                                                                    --------          --------
Dividends and distributions to shareholders from:
Net investment income ........................................         (0.11)               --
                                                                    --------          --------
Total dividends and distributions to shareholders ............         (0.11)               --
                                                                    --------          --------
Net asset value, end of period ...............................      $   8.02          $   8.85
                                                                    ========          ========
Total investment return(3) ...................................         (7.71)%          (11.50)%(4)
                                                                    ========          ========
RATIO/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted) ....................      $258,632          $130,821
Ratio of expenses to average net assets(5) ...................          0.73%             0.92%(6)
Ratio of net investment income to average net assets(5) ......          2.01%             2.94%(6)
Portfolio turnover rate ......................................             2%                0%(4)

----------
(1)  Commencement of operations.

(2) The selected per share data was calculated using the average shares outstanding method for the period.

(3) Total investment return is calculated by assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(4)  Not annualized.

(5) The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.

(6)  Annualized.

    The accompanying notes are an integral part of the financial statements.

                                FREE MARKET FUNDS
                          FREE MARKET FIXED INCOME FUND
                              FINANCIAL HIGHLIGHTS

Contained below is per share operating performance data for each share outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

                                                                                     FOR THE PERIOD
                                                                      FOR THE      DECEMBER 31, 2007(1)
                                                                    YEAR ENDED         THROUGH
                                                                 AUGUST 31, 2009      AUGUST 31, 2008
                                                                 ---------------   --------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period .........................     $  10.04             $  10.00
                                                                   --------             --------
Net investment income ........................................         0.21(2)              0.02
Net realized and unrealized gain on investments ..............         0.25                 0.04
                                                                   --------             --------
Net increase in net assets resulting from operations .........         0.46                 0.06
                                                                   --------             --------
Dividends and distributions to shareholders from:
Net investment income ........................................        (0.15)               (0.02)
Tax return of capital ........................................           --                   --(3)
                                                                   --------             --------
Total dividends and distributions to shareholders ............        (0.15)               (0.02)
                                                                   --------             --------
Net asset value, end of period ...............................     $  10.35             $  10.04
                                                                   ========             ========
Total investment return(4) ...................................         4.62%                0.61%(5)
                                                                   ========             ========
RATIO/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted) ....................     $210,107             $128,982
Ratio of expenses to average net assets(6) ...................         0.75%                0.97%(7)
Ratio of net investment income to average net assets(6).......         2.06%                0.26%(7)
Portfolio turnover rate ......................................           84%                   0%(5)

----------
(1)  Commencement of operations.

(2) The selected per share data was calculated using the average shares outstanding method for the period.

(3)  Amount less than $0.005 per share.

(4) Total investment return is calculated by assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(5)  Not annualized.

(6) The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.

(7)  Annualized.

    The accompanying notes are an integral part of the financial statements.

                                FREE MARKET FUNDS
                          NOTES TO FINANCIAL STATEMENTS
                                 AUGUST 31, 2009

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     The RBB Fund, Inc. ("RBB" or the "Company") was incorporated under the laws of the State of Maryland on February 29, 1988 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. RBB is a "series fund," which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently, RBB has nineteen active investment portfolios, including the Free Market U.S. Equity Fund, Free Market International Equity Fund, and the Free Market Fixed Income Fund (each a "Fund," collectively the "Funds"). Each Fund operates as a "Fund of Funds" and commenced investment operations on December 31, 2007.

     RBB has authorized capital of one hundred billion shares of common stock of which 78.973 billion shares are currently classified into one hundred and twenty-nine classes of common stock. Each class represents an interest in an active or inactive RBB investment portfolio. The active classes have been grouped into ten separate "families."

     PORTFOLIO VALUATION -- Investments in the underlying funds are valued at each fund's net asset value determined as of the close of business on the New York Stock Exchange (generally 4:00 p.m. Eastern time). As required, some securities and assets may be valued at fair value as determined in good faith by the Company's Board of Directors. Direct investments in fixed income securities having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value.

     The Funds have adopted Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards No. 157 ("SFAS 157"). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. The three levels of the fair value hierarchy under SFAS 157 are described below:

     -    Level 1 - quoted prices in active markets for identical securities

     - Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

     - Level 3 - significant unobservable inputs (including the Funds' own assumptions in determining the fair value of investments)

     In April 2009, FASB issued FASB Staff Position No. 157-4, Determining Fair Value when the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly, ("FSP 157-4"). FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. FSP 157-4 provides additional guidance for estimating fair value in accordance with SFAS 157, when the volume and level of activity for the asset or liability have significantly decreased. FSP 157-4 also includes guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 requires entities to describe the inputs used in valuation techniques used to measure fair value and changes in inputs over the period. FSP 157-4 expands the three-level hierarchy disclosure and the level three-roll forward disclosure for each major security type as described in paragraph 19 of FAS No. 115, Accounting for Certain Investments in Debt and Equity Securities.

                                FREE MARKET FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 AUGUST 31, 2009

     The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value the Funds' net assets as of August 31, 2009 is included with each Fund's Schedule of Investments.

     USE OF ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be significant.

     INVESTMENT TRANSACTIONS, INVESTMENT INCOME AND EXPENSES -- Transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Interest income is accrued when earned. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Funds estimate the components of distributions received that may be considered return of capital distributions or capital gain distributions. Each Fund's investment income, expenses and unrealized and realized gains and losses are allocated daily. Expenses incurred on behalf of a specific class, fund or fund family are charged directly to the class, fund or fund family (in proportion to net assets). Expenses incurred for all of the RBB fund families (such as director or professional fees) are charged to all funds in proportion to their average net assets of the RBB funds, or in such other manner as the Board of Directors deems fair or equitable. Expenses and fees, including investment advisory and administration fees, are accrued daily and taken into account for the purpose of determining the net asset value of the Funds. In addition to the net annual operating expenses that the Funds bear directly, the shareholders indirectly bear the Fund's pro-rata expenses of the underlying mutual funds in which each Fund invests.

     During the year ended August 31, 2009, the Abundance Free Market Fixed Income Fund recognized its pro-rata share of net investment income and realized and unrealized gains/ losses on a daily basis from its investment in the DFA One-Year Fixed Income Series and the DFA Two-Year Global Fixed Income Series which were treated as partnerships for both federal income tax and U.S. GAAP purposes for a portion of the year.

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends from net investment income and distributions from net realized capital gains, if any, are declared and paid at least annually to shareholders and recorded on ex-dividend date for all Funds with the exception of the Free Market Fixed Income Fund which declares and pays quarterly dividends from net investment income. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from U.S. generally accepted accounting principles.

     U.S. TAX STATUS -- No provision is made for U.S. income taxes as it is each Fund's intention to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

                                FREE MARKET FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 AUGUST 31, 2009

     CASH AND CASH EQUIVALENTS -- The Fund considers liquid assets deposited with a bank, money market funds, and certain short term debt instruments with maturities of 3 months or less to be cash equivalents. These investments represent amounts held with financial institutions that are readily accessible to pay Fund expenses or purchase investments. Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value.

     OTHER -- In the normal course of business, the Funds may enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is dependent on claims that may be made against the Funds in the future, and, therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.

2.   INVESTMENT ADVISER AND OTHER SERVICES

     Abundance Technologies, Inc. ("Abundance" or the "Adviser"), serves as each Fund's investment adviser. For its advisory services, Abundance is entitled to receive 0.50% of each Fund's average daily net assets, computed daily and payable monthly. The Adviser has voluntarily agreed to waive its advisory fee and/or reimburse certain expenses in order to limit total annual fund operating expenses of Free Market U.S. Equity Fund, Free Market International Equity Fund and the Free Market Fixed Income Fund to 1.13%, 1.35% and 1.00%, respectively, of the particular Fund's average daily net assets. The expense limitations include expenses incurred as a result of investing in other investment companies. The Adviser may discontinue these arrangements at any time. For the year ended August 31, 2009, investment advisory fees were:

                                        GROSS ADVISORY FEES
                                        -------------------
Free Market U.S. Equity Fund                 $1,018,085
Free Market International Equity Fund           796,657
Free Market Fixed Income Fund                   818,087

     The Funds will not pay Abundance at a later time for any amounts they may waive or any amounts that Abundance has assumed.

     PNC Global Investment Servicing (U.S.), Inc. ("PNC"), a member of The PNC Financial Services Group, Inc., serves as administrator for the Funds. Administration and accounting fees accrued also include transfer agent, custodian fees and administrative service fees. For providing administrative and accounting services, PNC is entitled to receive a monthly fee equal to an annual percentage rate of the Fund's average daily net assets and is subject to certain minimum monthly fees.

     Included in the administration and accounting fees are fees for providing regulatory administration services to RBB. For providing these services, PNC is entitled to receive compensation as agreed to by the Company and PNC. This fee is allocated to each portfolio in proportion to its assets of the Company.

     For providing transfer agent services, PNC is entitled to receive out-of-pocket expenses.

     For providing custodian services to the Funds, PFPC Trust Company, an affiliate of PNC, is entitled to receive out of pocket expenses.

     PFPC Distributors, Inc., an affiliate of PNC, serves as the principal underwriter and distributor of the Funds' shares pursuant to a Distribution Agreement with RBB.

                                FREE MARKET FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 AUGUST 31, 2009

3.   DIRECTOR COMPENSATION

     The Directors of the Company receive an annual retainer, meeting fees and out of pocket expenses for meetings attended. The aggregate remuneration paid to the Directors by the Company during the year ended August 31, 2009 was $444,181. Certain employees of PNC are Officers of the Company. They are not compensated by the Fund or the Company.

4.   INVESTMENT IN SECURITIES

     For the year ended August 31, 2009, aggregate purchases and sales of investment securities (excluding short-term investments) of the Funds were as follows:

                                          PURCHASES       SALES
                                        ------------   -----------
Free Market U.S. Equity Fund            $150,160,017   $ 2,469,010
Free Market International Equity Fund    118,601,310     2,724,057
Free Market Fixed Income Fund            212,387,100   133,747,526

5.   CAPITAL SHARE TRANSACTIONS

     As of August 31, 2009, the following shareholders held 10% or more of the outstanding shares of the Fund. These shareholders may be omnibus accounts which are comprised of many individual shareholders.

Free Market U.S. Equity Fund (2 shareholders)            98%
Free Market International Equity Fund (2 shareholders)   98%
Free Market Fixed Income Fund (2 shareholders)           98%

6.   FEDERAL INCOME TAX INFORMATION

     FASB Interpretation No. 48 ("FIN 48"), Accounting for Uncertainty in Income Taxes, sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed the Funds' tax positions taken on federal income tax returns for all open tax years (tax years August 31, 2006-2009), and has concluded that no provision for income tax is required in the Funds' financial statements. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management's conclusions regarding the adoption of FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation of guidance from the FASB, new tax laws, regulations and administrative interpretations (including court decisions).

                                FREE MARKET FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 AUGUST 31, 2009

     At August 31, 2009, federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by each Fund were as follows:

                                                                                     NET UNREALIZED
                                         FEDERAL TAX    UNREALIZED     UNREALIZED     APPRECIATION
                                            COST       APPRECIATION   DEPRECIATION   (DEPRECIATION)
                                        ------------   ------------   ------------   --------------
Free Market U.S. Equity Fund            $330,887,745    $       --    $(19,475,472)   $(19,475,472)
Free Market International Equity Fund    258,288,163     3,576,133      (3,762,494)       (186,361)
Free Market Fixed Income Fund            206,323,522     3,169,677        (286,113)      2,883,564

     Distributions to shareholders from net investment income and realized gains are determined in accordance with federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on the tax treatment; temporary differences do not require such reclassification.

     The following permanent differences as of August 31, 2009, primarily attributable to non deductible expenses, reclassifications of short term capital gain distribution and foreign currency, were reclassified to the following accounts:

                                         UNDISTRIBUTED    ACCUMULATED
                                        NET INVESTMENT   NET REALIZED    PAID-IN
                                            INCOME           GAIN        CAPITAL
                                        --------------   ------------   --------
Free Market U.S. Equity Fund               $ 17,497       $ (15,420)     $(2,077)
Free Market International Equity Fund        66,524         (66,470)         (54)
Free Market Fixed Income Fund               207,515        (207,461)         (54)

At August 31, 2009, the components of distributable earnings on a tax basis were as follows:

                                         UNDISTRIBUTED     UNDISTRIBUTED
                                        ORDINARY INCOME   LONG-TERM GAINS
                                        --------------    ---------------
Free Market U.S. Equity Fund              $  452,185        $       --
Free Market International Equity Fund      1,869,067         1,183,612
Free Market Fixed Income Fund              2,215,411           173,601

     The differences between book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term and foreign currency gains are reported as ordinary income for federal income tax purposes.

                                FREE MARKET FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONCLUDED)
                                 AUGUST 31, 2009

The federal income tax character of distributions paid during the fiscal period ended August 31, 2009 were as follows:

                                         ORDINARY    LONG-TERM   RETURN OF
                                          INCOME       GAINS      CAPITAL      TOTAL
                                        ----------   ---------   ---------   ----------
Free Market U.S. Equity Fund            $2,401,803       $--        $--      $2,401,803
Free Market International Equity Fund    2,609,280        --         --       2,609,280
Free Market Fixed Income Fund            2,191,528        --         --       2,191,528

The federal income tax character of distributions paid during the fiscal period ended August 31, 2008 were as follows:

                                         ORDINARY    LONG-TERM   RETURN OF
                                          INCOME       GAINS      CAPITAL       TOTAL
                                        ----------   ---------   ---------   ----------
Free Market U.S. Equity Fund             $     --       $--       $    --     $     --
Free Market International Equity Fund          --        --            --           --
Free Market Fixed Income Fund             114,734        --        46,628      161,362

     Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

     At August 31, 2009, the Funds had no capital loss carryforwards available to offset future capital gains.

7. SUBSEQUENT EVENTS

     Management has evaluated the impact of all subsequent events on the Funds through October 22, 2009, the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

                                FREE MARKET FUNDS

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of The RBB Fund, Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Free Market U.S. Equity Fund, Free Market International Equity Fund, and Free Market Fixed Income Fund, separately managed portfolios of The RBB Fund, Inc. (the "Fund") at August 31, 2009, and the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for the year then ended and for the period December 31, 2007 (commencement of operations) through August 31, 2008, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2009 by correspondence with the custodian, provide a reasonable basis for our opinion.


/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
October 22, 2009

                                FREE MARKET FUNDS
                           SHAREHOLDER TAX INFORMATION
                                   (UNAUDITED)

     Each Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders within 60 days of each Fund's fiscal year end (August 31) as of the U.S. federal tax status of distributions received by each Fund's shareholders in respect of such fiscal year. During the fiscal year ended August 31, 2009, the following dividends and distributions were paid by each of the Funds:

                                         ORDINARY    LONG-TERM   RETURN OF
                                          INCOME       GAINS      CAPITAL        TOTAL
                                        ----------   ---------   ---------    -----------
Free Market U.S. Equity Fund            $2,401,803      $--         $--       $2,401,803
Free Market International Equity Fund    2,609,280       --          --        2,609,280
Free Market Fixed Income Fund            2,191,528       --          --        2,191,528

     Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

     The percentage of total ordinary income dividends qualifying for the 15% dividend income tax rate is 100% for the Free Market U.S. Equity Fund and 78% for the Free Market International Equity Fund.

     The percentage of total ordinary income dividends qualifying for the corporate dividends received deduction is 100% for the Free Market U.S. Equity Fund.

     These amounts were reported to shareholders as income in 2008. Because each Fund's fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2009. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2010.

     Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Funds, if any.

     In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

     Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Funds.

                                FREE MARKET FUNDS
                                OTHER INFORMATION
                                   (UNAUDITED)

PROXY VOTING

     Policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities as well as information regarding how the Funds voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling Free Market Funds at (866) 780-0357 ext. 3863 and on the Securities and Exchange Commission's ("SEC") website at http://www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULES

     The Company will file a complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended November 30 and May 31) on Form N-Q. The Company's Form N-Q will be available on the SEC website at http://www.sec.gov and may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. Information on the operation of the SEC Public Reference Room may be obtained by calling (202) 551-8090.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

     As required by the 1940 Act, the Board of Directors (the "Board") of the Company, including all of the Directors who are not "interested persons" of the Company, as that term is defined in the 1940 Act (the "Independent Directors"), considered the renewal of the investment advisory agreement between Abundance and the Company (the "Advisory Agreement") on behalf of the Free Market U.S. Equity Fund, the Free Market International Equity Fund, and the Free Market Fixed Income Fund at a meeting of the Board held on May 7, 2009. At this meeting, the Board, including all of the Independent Directors, approved the Advisory Agreement for an additional one-year term. The Board's decision to approve the Advisory Agreement reflects the exercise of its business judgment to continue the existing arrangement. In approving the Advisory Agreement, the Board considered information provided by Abundance with the assistance and advice of counsel to the Independent Directors and the Company.

     In considering the renewal of and approval of the Advisory Agreement, the Board took into account all the materials provided prior to and during the meeting, the presentations made during the meeting, and the discussions during the meeting. Among other things, the Board considered (i) the nature, extent, and quality of Abundance's services provided to the Funds; (ii) descriptions of the experience and qualifications of Abundance's personnel providing those services; (iii) Abundance's investment philosophies and processes; (iv) Abundance's assets under management and client descriptions; (v) Abundance's current advisory fee arrangements with the Company and other similarly managed clients; (vi) Abundance's compliance procedures; (vii) Abundance's financial information, insurance coverage and profitability analysis related to providing advisory services to the Funds; (vii) the extent to which economies of scale are relevant to the Funds; (ix) a report prepared by Lipper, Inc. ("Lipper") comparing each Fund's management fees and total expense ratio to those of its Lipper peer group and comparing the performance of each Fund to the performance of its Lipper peer group; and (x) a report comparing the performance of each Fund to the performance of its benchmark.

     As part of their review, the Board considered the nature, extent and quality of the services provided by Abundance. The Board concluded that Abundance had substantial resources to provide services to the Funds and that Abundance's services had been acceptable.

                                FREE MARKET FUNDS
                          OTHER INFORMATION (CONCLUDED)
                                   (UNAUDITED)

     The Board also considered the investment performance of the Funds and Abundance. The Board considered the Funds' investment performance in light of their investment objectives and investment strategies. The Board, including all of the Independent Directors, concluded that the investment performance of each of the Funds as compared to their respective benchmarks and Lipper peer groups was acceptable. In reaching these conclusions, the Board also considered the recent extraordinary market conditions.

     The Board also considered the advisory fee rates payable by the Funds under the Advisory Agreement. In this regard, information on the fees paid by the Funds and the Funds' total operating expense ratios (before and after fee waivers and expense reimbursements) were compared to similar information for mutual funds advised by other, unaffiliated investment advisory firms. The Board noted that the advisory fees, before and after fee waivers, of the Funds, were higher than median fees of each Fund's respective peer group, but that actual total expenses were lower than the respective peer group medians.

     After reviewing the information regarding Abundance's costs, profitability and economies of scale, and after considering Abundance's services, the Board, including all of the Independent Directors, concluded that the investment advisory fees paid by the Funds were fair and reasonable and that the Advisory Agreement should be approved and continued for an additional one-year period ending August 16, 2010.

                                FREE MARKET FUNDS
                                 FUND MANAGEMENT
                                   (UNAUDITED)

     The business and affairs of the Company are managed under the direction of the Company's Board of Directors. The Company is organized under and managed pursuant to Maryland law. The Directors and executive officers of the Company, their dates of birth, business addresses and principal occupations during the past five years are set forth below. The statement of additional information ("SAI") includes additional information about the Directors and is available without charge, upon request, by calling 866-780-0357.

                                                                                            NUMBER OF
                                                                                          PORTFOLIOS IN           OTHER
                                         TERM OF OFFICE                                    FUND COMPLEX       DIRECTORSHIPS
    NAME, ADDRESS,    POSITION(S) HELD   AND LENGTH OF       PRINCIPAL OCCUPATION(S)       OVERSEEN BY           HELD BY
  AND DATE OF BIRTH       WITH FUND     TIME SERVED (1)        DURING PAST 5 YEARS          DIRECTOR*            DIRECTOR
  -----------------   ----------------  ---------------  -------------------------------  -------------  ----------------------
                                                    DISINTERESTED DIRECTORS

Nicholas A. Giordano  Director          2006 to present  Consultant, financial services         19       Kalmar Pooled
103 Bellevue Parkway                                     organizations from 1997 to                      Investment Trust;
Wilmington, DE 19809                                     present.                                        (registered invest-
DOB: 3/43                                                                                                ment company) WT
                                                                                                         Mutual Fund;
                                                                                                         (registered invest-
                                                                                                         ment company)
                                                                                                         Independence Blue
                                                                                                         Cross; IntriCon
                                                                                                         Corporation (body worn
                                                                                                         device company)

Francis J. McKay      Director          1988 to present  Retired; Vice President, Fox           19       None
103 Bellevue Parkway                                     Chase Cancer Center (biomedical
Wilmington, DE 19809                                     research and medical care)
DOB: 12/35                                               (2000-2004).

Arnold M. Reichman    Chairman          2005 to          Director, Gabelli Group Capital        19       None
103 Bellevue Parkway  Director          present 1991     Partners, L.P. (an investment
Wilmington, DE 19809                    to present       partnership) from 2000 to 2006.
DOB: 5/48

Marvin E. Sternberg   Director          1991 to present  Since 1974, Chairman, Director         19       MTI Holding Group,
103 Bellevue Parkway                                     and President, MTI Holding                      Inc. (formerly known
Wilmington, DE 19809                                     Group, Inc. (formerly known as                  as Moyco Technologies,
DOB: 3/34                                                Moyco Technologies, Inc.)                       Inc.)
                                                         (manufacturer of precision
                                                         coated and industrial
                                                         abrasives).

* Each Director oversees nineteen portfolios of the Company that are currently offered for sale.

(1) Subject to the Company's Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until the last day of year 2011, whichever is later, or until his successor is elected and qualified or his death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. Each officer holds office at the pleasure of the Board of Directors until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

                               FREE MARKET FUNDS
                           FUND MANAGEMENT (CONTINUED)
                                   (UNAUDITED)

                                                                                            NUMBER OF
                                                                                          PORTFOLIOS IN           OTHER
                                         TERM OF OFFICE                                    FUND COMPLEX       DIRECTORSHIPS
    NAME, ADDRESS,    POSITION(S) HELD   AND LENGTH OF       PRINCIPAL OCCUPATION(S)       OVERSEEN BY           HELD BY
  AND DATE OF BIRTH       WITH FUND     TIME SERVED (1)        DURING PAST 5 YEARS          DIRECTOR*            DIRECTOR
  -----------------   ----------------  ---------------  -------------------------------  -------------  -----------------------
                                                     DISINTERESTED DIRECTORS

Robert A. Straniere   Director          2006 to present  Since 2009, Administrative Law         19       Reich and Tang Group
103 Bellevue Parkway                                     Judge, New York City. Founding                  (asset management); The
Wilmington, DE 19809                                     Partner, Straniere Law Firm                     SPARX Asia Funds Group
DOB: 3/41                                                (1980 to date); Partner, Gotham                 (registered investment
                                                         Strategies (consulting firm)                    company)
                                                         (2005 to date); Partner, The
                                                         Gotham Global Group (consult-
                                                         ing firm) (2005 to date);
                                                         President, The New York City
                                                         Hot Dog Company (2005 to date);
                                                         Partner, Kanter-Davidoff (law
                                                         firm) (2006 to present).

                                                     INTERESTED DIRECTORS(2)

Julian A. Brodsky     Director          1988 to present  Since 1969, Director and Vice          19       Comcast Corporation;
103 Bellevue Parkway                                     Chairman, Comcast Corporation                   AMDOCS Limited (service
Wilmington, DE 19809                                     (cable television and                           provider to
DOB: 7/33                                                communications).                                telecommunications
                                                                                                         companies)
Robert Sablowsky      Director          1991 to present  Since July 2002, Senior Vice           19       Kensington Funds
103 Bellevue Parkway                                     President and prior thereto,                    (registered investment
Wilmington, DE 19809                                     Executive Vice President of                     company) 6 Portfolios
DOB: 4/38                                                Oppenheimer & Co., Inc.,
                                                         formerly Fahnestock & Co., Inc.
                                                         (a registered broker-dealer).
                                                         Since November 2004, Director
                                                         of Kensington Funds.

* Each Director oversees nineteen portfolios of the Company that are currently offered for sale.

(1) Subject to the Company's Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until the last day of year 2011, whichever is later, or until his successor is elected and qualified or his death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. Each officer holds office at the pleasure of the Board of Directors until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

(2) Messrs. Brodsky, Carnall and Sablowsky are considered "interested persons" of the Company as that term is defined in the 1940 Act and are referred to as "Interested Directors." Mr. Brodsky is an "Interested Director" of the Company because a family foundation and certain family trusts own shares of JPMorgan Chase & Co. The investment adviser to the Company's Bear Stearns CUFS MLP Mortgage Portfolio, Bear Stearns Asset Management, Inc., is an indirect subsidiary of JPMorgan Chase. Mr. Carnall is an "Interested Director" of the Company because he owns shares of The PNC Financial Services Group, Inc. The investment adviser to the Company's Money Market Portfolio, BlackRock Institutional Management Corporation, and the Company's principal underwriter, PFPC Distributors, Inc., are indirect subsidiaries of The PNC Financial Services Group, Inc. Mr. Sablowsky is considered an "Interested Director" of the Company by virtue of his position as an officer of Oppenheimer & Co., Inc., a registered broker-dealer.

                               FREE MARKET FUNDS
                           FUND MANAGEMENT (CONTINUED)
                                   (UNAUDITED)

                                                                                               NUMBER OF
                                                                                             PORTFOLIOS IN        OTHER
                                            TERM OF OFFICE                                    FUND COMPLEX    DIRECTORSHIPS
     NAME, ADDRESS,      POSITION(S) HELD   AND LENGTH OF       PRINCIPAL OCCUPATION(S)       OVERSEEN BY        HELD BY
   AND DATE OF BIRTH         WITH FUND     TIME SERVED (1)        DURING PAST 5 YEARS          DIRECTOR*         DIRECTOR
   -----------------     ----------------  ---------------  -------------------------------  -------------  ----------------
                                                   INTERESTED DIRECTORS(2)

J. Richard Carnall       Director          2002 to          Director of Haydon Bolts, Inc.        19        Cornerstone Bank
103 Bellevue Parkway                       present          (bolt manufacturer) and
Wilmington, DE 19809                                        Parkway Real Estate Company
DOB: 9/38                                                   (subsidiary of Haydon Bolts,
                                                            Inc.) since 1984; and Director
                                                            of Cornerstone Bank since March
                                                            2004.

                                                          OFFICERS

Salvatore Faia,          President and     President        President, Vigilant Compliance        N/A             N/A
Esquire, CPA Vigilant    Chief             June 2009 to     Services since 2004; Senior
Compliance Services      Compliance        present and      Legal Counsel, PNC Global
713 Chelsea Road         Officer           Chief            Investment Servicing (U.S.),
Mullica Hill, NJ                           Compliance       Inc. from 2002 to 2004; and
08062 DOB: 12/62                           Officer 2004     Director of Energy Income
                                           to present       Partnership since 2005.

Joel Weiss               Treasurer         June 2009 to     Vice President and Managing           N/A             N/A
103 Bellevue Parkway                       present          Director, PNC Global Investment
Wilmington, DE 19809                                        Servicing (U.S.) Inc. since 1993.
DOB: 1/63

Jennifer Rogers          Secretary         2007 to          Since 2005, Vice President and        N/A             N/A
103 Bellevue Parkway                       present          Counsel, PNC Global Investment
Wilmington, DE 19809                                        Servicing (U.S.), Inc.
DOB: 7/74                                                   (financial services company);
                                                            Associate, Stradley, Ronon,
                                                            Stevens & Young, LLC (law firm)
                                                            from 1999 to 2005.

James G. Shaw 103        Assistant         2005 to          Since 1995, Vice President of         N/A             N/A
Bellevue Parkway         Treasurer         present          PNC Global Investment Servicing
Wilmington, DE 19809                                        (U.S.) Inc. (financial services
DOB: 10/60                                                  company).

Michael P. Malloy        Assistant         1999 to          Partner, Drinker Biddle & Reath       N/A             N/A
One Logan Square         Secretary         present          LLP (law firm) since 1993.
18th and Cherry Streets
Philadelphia, PA
19103 DOB: 7/59

* Each Director oversees nineteen portfolios of the Company that are currently offered for sale.

(1) Subject to the Company's Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until the last day of year 2011, whichever is later, or until his successor is elected and qualified or his death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. Each officer holds office at the pleasure of the Board of Directors until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

(2) Messrs. Brodsky, Carnall and Sablowsky are considered "interested persons" of the Company as that term is defined in the 1940 Act and are referred to as "Interested Directors." Mr. Brodsky is an "Interested Director" of the Company because a family foundation and certain family trusts own shares of JPMorgan Chase & Co. The investment adviser to the Company's Bear Stearns CUFS MLP Mortgage Portfolio, Bear Stearns Asset Management, Inc., is an indirect subsidiary of JPMorgan Chase. Mr. Carnall is an "Interested Director" of the Company because he owns shares of The PNC Financial Services Group, Inc. The investment adviser to the Company's Money Market Portfolio, BlackRock Institutional Management Corporation, and the Company's principal underwriter, PFPC Distributors, Inc., are indirect subsidiaries of The PNC Financial Services Group, Inc. Mr. Sablowsky is considered an "Interested Director" of the Company by virtue of his position as an officer of Oppenheimer & Co., Inc., a registered broker-dealer.

                                FREE MARKET FUNDS
                                 PRIVACY NOTICE

THE FREE MARKET FUNDS of The RBB Fund, Inc. (the "Funds") are committed to protecting the confidentiality and security of your private investment records and personal information. Our policies and procedures are designed to safeguard your information and to permit only appropriate and authorized access to and use of this information.

In order to carry out the functions necessary to service your investment account, our service providers collect certain nonpublic personal information from you from the following sources:

     - Information we receive from you over the telephone, on applications, e-mails or other forms (e.g., your name, social security number and address); and

     -    Information about your transactions with the Funds.

We restrict access to your personal and account information to those service providers and their employees who need to know that information to service your account. The Funds may also share all of the information (as described above) that we collect with companies that perform marketing services on our behalf or with other financial institutions with whom we have joint marketing agreements who may suggest additional fund services or other investment products which may be of interest to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

You can be assured that the Funds consider your data to be private and confidential, and we will not disclose any nonpublic personal information about you to any unaffiliated third parties, except as permitted by law. If you decide to close your account(s) or become an inactive customer, we will adhere to the privacy policies and practices as described in this notice.

If you have any questions or comments about our privacy practices, please call us at (866) 573-2152.

                                      BEAR
                                    STEARNS

                                    (GRAPHIC)

                   BEAR STEARNS CUFS(R) MLP MORTGAGE PORTFOLIO
                                       OF
                               THE RBB FUND, INC.

                                  ANNUAL REPORT

                                 August 31, 2009

This report is submitted for the general information of the shareholders of the Portfolio. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Portfolio.

                            BEAR STEARNS CUFS(R) MLP
                               MORTGAGE PORTFOLIO
                ANNUAL REPORT FOR THE YEAR ENDED AUGUST 31, 2009
                                   (UNAUDITED)

We are pleased to present the Bear Stearns CUFS MLP Mortgage Portfolio ("the Portfolio") annual report covering the period from September 1, 2008 through August 31, 2009. Portfolio performance information, market commentary and our outlook for the period ended August 31, 2009 follows. We encourage you to carefully review the enclosed information to stay informed.

PORTFOLIO PERFORMANCE AND MARKET REVIEW:

From September 1, 2008 through August 31, 2009 the Portfolio generated a periodic total return of (7.82)% net of expenses. The Portfolio's primary benchmark, the Barclays Capital 1- to 3-month U.S. Treasury Bill Index returned 0.74% during the same period, while an index tracking 1-month U.S. LIBOR returned 1.25%. The 30-day yield of the Portfolio at the end of the period was 5.36%, compared to a yield of 0.15% for the Portfolio's benchmark and 0.26% for 1-month LIBOR. The Portfolio underperformed its primary and secondary benchmark.

The historic market events of the past year had a dramatic impact on the holdings of the Portfolio. In response to the failure of Lehman Brothers and the government takeovers of Fannie Mae, Freddie Mac and AIG, numerous global policy actions have been put into place to stabilize the financial system. Most meaningful for the Portfolio has been the Federal Reserve's direct purchases of agency mortgage-backed securities (MBS), targeted at $1.25 trillion by the end of 2009.

The volatility in mortgage markets generated by these events was significant. Agency mortgage spreads hit all-time highs in November 2008, and the sector underperformed duration-matched Treasurys by -201 basis points (bps) from August 31 to November 30, 2008. However, mortgage spreads recovered once Fed purchases began, and agency mortgages outperformed duration-matched Treasurys by a net +224 bps over the year ended August 31, 2009.

Most important to the underperformance of the Portfolio, prime and Alt-A non-agency mortgage markets saw dramatic selling through March 2009, driven by market participants in need of cash. Pricing was also aggravated as the rating agencies took sweeping downgrade actions on thousands of securities at a time. These downgrades have put technical pressure on pricing as holders who are sensitive to certain ratings levels are forced to liquidate positions. Since March, increased demand in non-agency MBS have resulted in an improvement in pricing.

PORTFOLIO POSITIONING:

The focus of the Portfolio continues to be a combination of agency-backed and private label mortgage securities. Fundamentally, the non-agency sector remains challenged as a result of continued housing weakness and elevated delinquencies and foreclosures.

With regard to agency mortgages, the Fed's involvement in the market has pushed spreads significantly tighter since last fall's market dislocation.

Another factor that impacted agency MBS during the year was the tightening of lending standards in the wake of the easy lending environment that has caused so many problems. Despite refinancing concerns triggered by the low level of interest rates combined with the administration's programs to facilitate refinancing into agency mortgages, reactions have generally been much less than what was initially expected. While these concerns initially hurt prepayment sensitive sectors such as interest-only securities, performance rebounded in the latter part of the period and ended up adding positively to Portfolio returns.

                            BEAR STEARNS CUFS(R) MLP
                               MORTGAGE PORTFOLIO

                                PERFORMANCE DATA
                                 AUGUST 31, 2009
                                   (UNAUDITED)

PERFORMANCE

The Portfolio's total return from inception on December 19, 2006 through August 31, 2009 was -3.63%, net of all fees and expenses. The Portfolio's benchmark, the Barclay's Capital U.S. Treasury Bills 1-3 Month Index(2), returned 2.82% for the same period.

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
  BEAR STEARNS CUFS MLP MORTGAGE PORTFOLIO VS. BARCLAY'S CAPITAL U.S. TREASURY
                              BILLS 1-3 MONTH INDEX

                               (PERFORMANCE GRAPH)

              Bear Stearns      Barclay's 1-3 month
           CUFS Institutional       T-bill Index      LIBOR 1 month index
           ------------------   -------------------   -------------------
12/19/06          10000                 10000                 10000
Feb-07          10133.5               10122.5               10105.3
Aug-07          10309.7               10385.4               10381.3
Feb-08          10520.4               10576.9               10645.2
Aug-08           9818.4               10669.3               10791.8
Feb-09           7842.1               10710.9               10905.5
Aug-09           9050.8               10722.7               10930.6

The chart assumes a hypothetical $10,000 initial investment in the Portfolio made on December 19, 2006 (commencement of operations) and reflects Portfolio expenses. Investors should note that the Portfolio is an actively managed mutual fund while the Barclay's Capital U.S. Treasury Bills 1-3 Month Index is unmanaged, does not incur expenses and is not available for investment.

                       TOTAL RETURNS AS OF AUGUST 31, 2009

                                                                        Average Annual
                                                                         Total Returns
                                                              1 Year   Since Inception*
                                                              ------   ----------------
Bear Stearns CUFS(R) MLP Mortgage Portfolio(1)                -7.82%        -3.63%
Barclay's Capital U.S. Treasury Bills 1 to 3 Month Index(2)    0.74%         2.82%
1 Month LIBOR(3)                                               1.25%         3.33%

PERFORMANCE QUOTED IS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE RETURNS QUOTED ABOVE. CALL CUFS(R) AT 1-800-519-CUFS (2837) FOR RETURNS CURRENT TO THE MOST RECENT MONTH-END. THE PORTFOLIO'S GROSS AND NET ANNUAL OPERATING EXPENSES, AS STATED IN THE CURRENT PROSPECTUS, ARE 0.80% AND 0.60%, RESPECTIVELY. THE PERFORMANCE DATA REFLECTS FEE WAIVERS AND EXPENSE REIMBURSEMENTS. THE RETURNS WOULD HAVE BEEN LOWER IF THESE WAIVERS AND EXPENSE REIMBURSEMENTS WERE NOT IN EFFECT.

PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE.

----------
*    The inception date of the Portfolio was December 19, 2006.

(1)  Net of fees and expenses.

(2) The Barclay's Capital U.S. Treasury Bills 1-3 Month Index includes all publicly issued zero-coupon U.S. Treasury Bills that have a remaining maturity of less than 3 months and more than 1 month, are rated investment grade, and have $250 million or more of outstanding face value. It is not possible to invest directly in an index.

(3) The 1-Month LIBOR is a constant maturity index of the London Interbank Offering Rate established to reflect the total return of the 1-Month LIBOR rate. Source: Merrill Lynch.

                            BEAR STEARNS CUFS(R) MLP
                               MORTGAGE PORTFOLIO
                              FUND EXPENSE EXAMPLE
                                   (UNAUDITED)

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 that was invested at the beginning of the period from March 1, 2009 through August 31, 2009, and held for the entire period.

ACTUAL EXPENSES

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the accompanying tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if any transactional costs were included, your costs would have been higher.

                                 BEGINNING ACCOUNT VALUE   ENDING ACCOUNT VALUE   EXPENSES PAID DURING
                                      MARCH 1, 2009           AUGUST 31, 2009            PERIOD*
                                 -----------------------   --------------------   --------------------
Actual                                  $1,000.00                $1,154.10                $3.26
Hypothetical
   (5% return before expenses)           1,000.00                 1,022.14                 3.06

----------
* Expenses are equal to the Portfolio's annualized six-month expense ratio of 0.60%, which includes waived fees or reimbursed expenses, multiplied by the number of days (184) in the most recent fiscal half-year, then divided by 365 to reflect the one-half year period. The Portfolio's ending account value on the first line is based on the actual six-month total return of 15.41%.

                            BEAR STEARNS CUFS(R) MLP
                               MORTGAGE PORTFOLIO
                        PORTFOLIO HOLDINGS SUMMARY TABLE
                                AUGUST 31, 2009
                                  (UNAUDITED)

                                               % OF NET
SECURITY TYPE/INDUSTRY CLASSIFICATION           ASSETS        VALUE
-------------------------------------          --------   ------------
GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES     66.5%    $ 76,117,150
COLLATERALIZED MORTGAGE OBLIGATIONS              44.9       51,344,858
MORTGAGE DERIVATIVES                             15.9       18,250,699
U.S. TREASURY OBLIGATIONS                         0.4          404,656
TBA SALE COMMITMENTS                            (15.8)     (18,072,184)
LIABILITIES IN EXCESS OF OTHER ASSETS           (11.9)     (13,605,268)
                                                -----     ------------
NET ASSETS                                      100.0%    $114,439,911
                                                =====     ============


Portfolio holdings are subject to change at any time.

    The accompanying notes are an integral part of the financial statements.

                            BEAR STEARNS CUFS(R) MLP
                               MORTGAGE PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                                 AUGUST 31, 2009

                                            MOODY'S/      PAR          MARKET
                                             S&P (b)    (000'S)        VALUE
                                            --------   ---------   -------------
GOVERNMENT AGENCY MORTGAGE-BACKED
   SECURITIES--66.5%
FEDERAL HOME LOAN MORTGAGE CORPORATION--18.0%
   5.000% 05/01/18                          Aaa/AAA    $   1,447   $   1,527,883
   5.000% 09/01/20                          Aaa/AAA        2,928       3,075,836
   5.911% 08/01/36 (a)(c)                   Aaa/AAA        4,928       5,181,392
   5.964% 09/01/36 (a)                      Aaa/AAA        3,362       3,547,204
   5.863% 11/01/36 (a)                      Aaa/AAA        2,731       2,854,590
   5.807% 08/01/37 (a)                      Aaa/AAA        4,226       4,438,311
                                                                   -------------
                                                                      20,625,216
                                                                   -------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION--48.5%
   5.000% 06/01/18                          Aaa/AAA        2,469       2,576,953
   5.000% 02/01/19                          Aaa/AAA        2,274       2,373,915
   4.781% 12/01/34 (a)                      Aaa/AAA        4,225       4,321,270
   6.020% 10/01/36 (a)                      Aaa/AAA        2,620       2,760,033
   6.088% 10/01/36 (a)                      Aaa/AAA        1,487       1,572,400
   5.500% 12/01/36                          Aaa/AAA          403         421,252
   5.866% 12/01/36 (a)                      Aaa/AAA        1,850       1,954,407
   5.538% 09/01/37 (a)                      Aaa/AAA        2,336       2,452,241
   4.500% 09/01/39 TBA                      Aaa/AAA       18,900      19,000,397
   6.000% 09/01/39 TBA                      Aaa/AAA        7,000       7,365,316
   6.500% 09/14/39 TBA                      Aaa/AAA       10,000      10,693,750
                                                                   -------------
                                                                      55,491,934
                                                                   -------------
TOTAL GOVERNMENT AGENCY
   MORTGAGE-BACKED SECURITIES
   (Cost $74,657,363) ...................                             76,117,150
                                                                   -------------
MORTGAGE DERIVATIVES--15.9%
FANNIE MAE (IO)--11.1%
   4.500% 12/01/18                          Aaa/AAA        6,136         704,597
   4.500% 01/01/19                          Aaa/AAA        6,099         680,003
   4.500% 03/01/20                          Aaa/AAA        2,212         239,420
   4.500% 03/01/20                          Aaa/AAA        2,293         259,245
   5.500% 05/25/23                          Aaa/AAA        1,640         186,201
   5.500% 12/25/24                          Aaa/AAA        6,407         677,082
   5.500% 07/25/28                          Aaa/AAA       12,808         397,001
   5.500% 10/25/31                          Aaa/AAA       14,940       1,538,066
   7.584% 04/25/32 (a)                      Aaa/AAA        3,023         460,192
   6.784% 09/25/32 (a)                      Aaa/AAA        4,853         426,988
   5.000% 10/01/33                          Aaa/AAA        8,510       1,452,906
   5.000% 12/01/33 (a)                      Aaa/AAA        1,588         271,396
   5.000% 12/01/33                          Aaa/AAA        2,685         434,705
   5.000% 08/01/34                          Aaa/AAA        2,783         540,085
   5.000% 04/01/36                          Aaa/AAA        6,398         899,812
   5.000% 04/01/36                          Aaa/AAA       10,321       1,525,864
   7.034% 08/25/36 (a)                      Aaa/AAA        5,539         681,817
   5.000% 10/01/36                          Aaa/AAA        7,205       1,315,940
                                                                   -------------
                                                                      12,691,320
                                                                   -------------
FANNIE MAE (PO)--0.7%
   5.500% 06/25/36                          Aaa/AAA          980         836,684
                                                                   -------------

                                            MOODY'S/      PAR          MARKET
                                             S&P (b)    (000'S)        VALUE
                                            --------   ---------   -------------
MORTGAGE DERIVATIVES--(CONTINUED)
FREDDIE MAC (IO)--1.7%
   5.500% 07/15/16                           Aaa/AAA   $   1,082   $      92,428
   5.500% 12/15/24                           Aaa/AAA          48               1
   6.884% 02/25/32 (a)                       Aaa/AAA       5,324         481,587
   6.212% 06/15/36 (a)                       Aaa/AAA       2,913         316,558
   6.307% 09/15/36 (a)                       Aaa/AAA       5,483         511,024
   6.377% 11/15/36 (a)                       Aaa/AAA       5,517         592,079
                                                                   -------------
                                                                       1,993,677
                                                                   -------------
FREDDIE MAC (PO)--1.5%
   4.000% 09/15/35                           Aaa/AAA       1,011         883,204
   5.896% 09/15/36                           Aaa/AAA         920         846,612
                                                                   -------------
                                                                       1,729,816
                                                                   -------------
NON-AGENCY (IO)--0.9%
   CWALT Series 2006-43CB
      6.000% 02/25/37                        Cc /CCC       5,113         999,202
                                                                   -------------
TOTAL MORTGAGE DERIVATIVES
   (Cost $20,538,130) ...................                             18,250,699
                                                                   -------------
COLLATERALIZED MORTGAGE OBLIGATIONS--44.9%
   Banc of America Mortgage
      Securities, Inc. Series 2005-H (a)
      4.798% 09/25/35                        Aaa/A         2,000       1,234,286
   Banc of America Mortgage
      Securities, Inc. Series 2006-B (a)
      5.998% 10/20/46                       Bbb/CCC        3,427       2,360,935
   Banc of America Mortgage
      Securities, Inc. Series 2007-3
      6.000% 09/25/37                       Bb /CCC        4,192       3,320,763
   Citigroup Mortgage Loan
      Trust, Inc. Series 2007-AR8 (a)
      5.902% 07/25/37                       Caa2/BB        3,770       2,562,600
   Countrywide Asset-Backed
      Certificates Series 2004-AB2 (a)
      0.866% 05/25/36                       Baa3/A           500          18,208
   Countrywide Home Loan
      Mortgage Pass-Through
      Trust Series 2003-3 (a)
      0.766% 04/25/18                       Aaa/AAA          717         691,738
   Countrywide Home Loan
      Mortgage Pass-Through
      Trust Series 2007-HY1 (a)
      5.664% 04/25/37                       Cc /CCC        2,158         551,009
   CWALT Series 2006-43CB
      6.000% 02/25/37                        C /CCC        1,041         804,462
   CWALT Series 2006-HY13 (a)
      5.883% 02/25/37                        C /CCC       10,427       2,734,763
   CWALT Series 2006-J2
      6.000% 04/25/36                       Caa1/CCC       6,594       5,429,862
   CWALT Series 2007-2CB
      5.750% 03/25/37                       Ca /CCC        4,537       1,066,708
   CWALT Series 2007-J2
      6.000% 07/25/37                        Caa1/C        1,643       1,071,664
   Fannie Mae REMICS
      Series 2003-1
      5.500% 04/25/28                        Aaa/AAA       1,145       1,146,137

    The accompanying notes are an integral part of the financial statements.

                            BEAR STEARNS CUFS(R) MLP
                               MORTGAGE PORTFOLIO
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                 AUGUST 31, 2009

                                            MOODY'S/      PAR          MARKET
                                             S&P (b)    (000'S)        VALUE
                                            --------   ---------   -------------
COLLATERALIZED MORTGAGE
   OBLIGATIONS--(CONTINUED)
Fannie Mae REMICS
   Series 2005-25 (a)
   0.616% 04/25/35                           Aaa/AAA   $   1,984   $   1,930,119
Fannie Mae REMICS
   Series 2005-47
   5.500% 09/25/24                           Aaa/AAA         924         929,731
Fannie Mae REMICS
   Series 2005-57
   5.500% 05/25/27                           Aaa/AAA         697         710,762
Fannie Mae REMICS
   Series 2006-61
   6.000% 10/25/30                           Aaa/AAA       3,404       3,485,901
Fannie Mae REMICS
   Series 2009-40
   3.000% 02/25/26                           Aaa/AAA       1,583       1,584,401
First Horizon Asset
   Securities, Inc.
   Series 2006-AR1 (a)
   5.851% 05/25/36                           Bbb/B-        3,327       1,077,398
Freddie Mac REMICS
   Series 2590
   5.000% 04/15/16                           Aaa/AAA       2,230       2,253,021
Freddie Mac REMICS
   Series 2752 (a)
   0.623% 12/15/30                           Aaa/AAA         727         719,287
Freddie Mac REMICS
   Series 2995 (a)
   0.673% 06/15/35                           Aaa/AAA       1,010         995,614
Government National
   Mortgage Association
   REMICS Series 2008-72
   5.250% 12/20/32                           Aaa/AAA       1,902       1,917,465
JPMorgan Mortgage
   Trust Series 2005-A4 (a)(d)
   5.166% 07/25/35                          Baa1/AAA       1,027         946,282
JPMorgan Mortgage
   Trust Series 2005-A6 (a)(d)
   4.978% 08/25/35                           Aaa/AA+         692         550,008
Residential Asset
   Securitization Trust
   Series 2007-A5
   6.000% 05/25/37                          Caa2/CCC       1,421       1,118,970
Residential Funding
   Mortgage Securities I
   Series 2006-SA4 (a)
   6.114% 11/25/36                           B3 /CCC       5,881       3,810,898
Residential Funding
   Mortgage Securities I
   Series 2007-SA2 (a)
   5.653% 04/25/37                           Ca /CCC       3,738         783,257
Washington Mutual, Inc.
   Series 2007-HY3 (a)
   5.320% 03/25/37                           Ccc/CCC       1,645         161,350
Washington Mutual, Inc.
   Series 2007-HY4 (a)
   5.456% 04/25/37                           Cc /CCC       3,630       2,355,471

                                            MOODY'S/      PAR          MARKET
                                             S&P (b)    (000'S)        VALUE
                                            --------   ---------   -------------
COLLATERALIZED MORTGAGE
   OBLIGATIONS--(CONTINUED)
   Wells Fargo Mortgage
      Backed Securities Trust Series
         2007-10
      6.250% 07/25/37                         B1 /AA     $ 3,488   $   3,021,788
                                                                   -------------
TOTAL COLLATERALIZED
   MORTGAGE OBLIGATIONS
   (Cost $81,431,619) ...................                             51,344,858
                                                                   -------------
U.S. TREASURY OBLIGATIONS--0.4%
U.S. TREASURY NOTE--0.4%
      U.S. Treasury Notes (c)
      1.500% 10/31/10                        Aaa/AAA         400         404,656
                                                                   -------------
                                                                         404,656
                                                                   -------------
TOTAL U.S. TREASURY OBLIGATIONS
   (Cost $401,633) ......................                                404,656
                                                                   -------------
TOTAL INVESTMENTS--127.7%
   (Cost $177,028,745) ..................                            146,117,363
                                                                   -------------
TBA SALE COMMITMENTS--(15.8%)
FANNIE MAE--(9.3%)
   6.500% 09/14/39 TBA                       Aaa/AAA     (10,000)    (10,693,750)
                                                                   -------------
GOVERNMENT NATIONAL
MORTGAGE ASSOCIATION--(6.5%)
   6.00% 09/01/31 TBA                        Aaa/AAA      (7,000)     (7,378,434)
                                                                   -------------
TOTAL TBA SALE COMMITMENTS
   (Proceeds $18,029,531) ...............                            (18,072,184)
                                                                   -------------
LIABILITIES IN EXCESS OF OTHER
   ASSETS (d)--(11.9)% ..................                            (13,605,268)
                                                                   -------------
NET ASSETS--100.0% ......................                          $ 114,439,911
                                                                   =============

----------
CWALT Countrywide Alternative Loan Trust

IO    Interest Only

PO    Principal Only

TBA   To Be Announced

(a) Adjustable rate security. Interest rate varies due to interest rate fluctuations, or, in the case of certain asset-backed securities, interest payment shortfalls.

(b) Where Moody's or S&P rating is not available, Fitch rating is substituted, if available. (Unaudited)

(c) All or a portion of this security has been pledged as collateral in connection with open swap contracts.

(d) Security was purchased prior to the Portfolio's affiliation with JPMorgan Chase & Co.

    The accompanying notes are an integral part of the financial statements.

                            BEAR STEARNS CUFS(R) MLP
                               MORTGAGE PORTFOLIO
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                 AUGUST 31, 2009

(c) All or a portion of the security held as collateral for the following Futures contracts open at August 31, 2009:

  NUMBER                                                 VALUE         VALUE        UNREALIZED
    OF                                   EXPIRATION    AT TRADE         AT         APPRECIATION
CONTRACTS              TYPE                 MONTH        DATE        08/31/09     (DEPRECIATION)
---------   --------------------------   ----------   -----------   -----------   --------------
Long Positions:
    25      90 Day Euro                    12/2009    $12,358,285   $12,442,500     $ 84,215
    50      90 Day Euro                    03/2010      6,127,580     6,205,313       77,733
   109      U.S. Treasury 10 Year Note     12/2009     12,705,618    12,776,844       71,226
Short Positions:
    37      U.S. Treasury 2 Year Note      12/2009      8,025,729     8,004,719      (21,010)
    22      U.S. Treasury 5 Year Note      12/2009      2,551,913     2,535,500      (16,413)
                                                                                    --------
                                                                                    $195,751
                                                                                    ========

(d) Liabilities in excess of other assets include interest rate swaps as follows:

                               NOTIONAL
                 TERMINATION    AMOUNT    FIXED     FLOATING        VALUE AT      UNREALIZED
COUNTERPARTY        DATE         (000)     RATE       RATE         08/31/2009   (DEPRECIATION)
------------     -----------   --------   -----   -------------   -----------   --------------
Deutsche Bank*    09/17/2013    $20,000   4.520%  3 MONTH LIBOR   $(2,008,897)   $(2,008,897)
                                                                  ===========    ===========

*    Portfolio pays the fixed rate and receives the floating rate.

The following is a summary of the inputs used, as of August 31, 2009, in valuing the Portfolio's investments carried at market value (see Note 1 in the Notes to Financial Statements):

                                                                              LEVEL 2        LEVEL 3
                                                TOTAL MARKET     LEVEL 1    SIGNIFICANT    SIGNIFICANT
                                                  VALUE AT       QUOTED     OBSERVABLE    UNOBSERVABLE
                                              AUGUST 31. 2009     PRICE        INPUTS        INPUTS
                                              ---------------   --------   ------------   ------------
GOVERNMENT AGENCY MORTGAGE BACKED
   SECURITIES                                   $ 76,117,150    $     --   $ 76,117,150        $--
MORTGAGE DERIVATIVES                              18,250,699          --     18,250,699         --
COLLATERALIZED MORTGAGE OBLIGATIONS               51,344,858          --     51,344,858         --
U.S. TREASURY OBLIGATION                             404,656          --        404,656         --
INVESTMENTS IN OTHER FINANCIAL INSTRUMENTS*          233,174     233,174             --         --
                                                ------------    --------   ------------        ---
TOTAL ASSETS                                    $146,350,537    $233,174   $146,117,363        $--
                                                ============    ========   ============        ===

                                                                              LEVEL 2        LEVEL 3
                                                TOTAL MARKET     LEVEL 1    SIGNIFICANT    SIGNIFICANT
                                                  VALUE AT       QUOTED     OBSERVABLE    UNOBSERVABLE
                                              AUGUST 31. 2009    PRICE        INPUTS         INPUTS
                                              ---------------   --------   ------------   ------------
TBA SALE COMMITMENTS                           $(18,072,184)    $     --   $(18,072,184)       $--
INVESTMENTS IN OTHER FINANCIAL INSTRUMENTS*      (2,046,320)     (37,423)    (2,008,897)
                                               ------------     --------   ------------        ---
TOTAL LIABILITIES                              $(20,118,504)    $(37,423)  $(20,081,081)       $--
                                               ============     ========   ============        ===

* Other financial instruments include open futures contracts and swap contracts.

    The accompanying notes are an integral part of the financial statements.

                            BEAR STEARNS CUFS(R) MLP
                               MORTGAGE PORTFOLIO
                      STATEMENT OF ASSETS AND LIABILITIES
                                AUGUST 31, 2009

ASSETS
   Investments, at value+ ......................................................   $146,117,363
   Cash and cash equivalents ...................................................      6,428,077
   Receivables
      Investments sold .........................................................     79,284,645
      Dividends and interest ...................................................        678,824
      Variation margin due from broker .........................................         40,813
   Prepaid expenses and other assets ...........................................          9,527
                                                                                   ------------
         Total assets ..........................................................    232,559,249
                                                                                   ------------
LIABILITIES
   TBA sale commitments, at value++ ............................................     18,072,184
   Unrealized depreciation on swap agreements ..................................      2,008,897
   Payables
      Investments purchased ....................................................     97,583,191
      Distributions to shareholders ............................................        351,339
      Professional fees ........................................................         36,768
      Investment adviser .......................................................         30,811
   Other accrued expenses and liabilities ......................................         36,148
                                                                                   ------------
         Total liabilities .....................................................    118,119,338
                                                                                   ------------
      Net Assets ...............................................................   $114,439,911
                                                                                   ============
NET ASSETS CONSIST OF:
   Par value ...................................................................   $     14,919
   Paid-in capital .............................................................    148,995,803
   Undistributed net investment income .........................................        384,783
   Accumulated net realized loss from investments, futures transactions, TBA
      sale commitments, swap agreements and purchased options ..................     (2,188,413)
   Net unrealized depreciation from investments, futures transactions, TBA
      sale commitments and swap agreements .....................................    (32,767,181)
                                                                                   ------------
      Net Assets ...............................................................   $114,439,911
                                                                                   ============
   Shares outstanding ($0.001 par value, 100,000,000 shares authorized) ........     14,919,250
                                                                                   ------------
   Net asset value, offering and redemption price per share ....................   $       7.67
                                                                                   ============
   + Investment in securities, at cost .........................................   $177,028,745
   ++ TBA sale commitments, proceeds ...........................................   $ 18,029,531

    The accompanying notes are an integral part of the financial statements.

                            BEAR STEARNS CUFS(R) MLP
                               MORTGAGE PORTFOLIO
                             STATEMENT OF OPERATIONS
                       FOR THE YEAR ENDED AUGUST 31, 2009

INVESTMENT INCOME
   Interest ....................................................................   $  8,588,499
                                                                                   ------------
      Total investment income ..................................................      8,588,499
                                                                                   ------------
EXPENSES
   Advisory fees ...............................................................        525,036
   Administration and accounting fees ..........................................        183,622
   Professional fees ...........................................................         58,245
   Directors' and officers' fees ...............................................         50,174
   Transfer agent fees .........................................................         46,237
   Custodian fees ..............................................................         31,133
   Printing and shareholder reporting fees .....................................         20,421
   Registration and filing fees ................................................         19,998
   Insurance fees ..............................................................         16,513
   Other expenses ..............................................................          2,246
                                                                                   ------------
      Total expenses before waivers ............................................        953,625
      Less: waivers ............................................................       (301,613)
                                                                                   ------------
      Net expenses after waivers ...............................................        652,012
                                                                                   ------------
   Net investment income .......................................................      7,936,487
                                                                                   ------------
NET REALIZED AND UNREALIZED GAIN/(LOSS) FROM INVESTMENTS, FUTURES TRANSACTIONS,
   TBA SALE COMMITMENTS, SWAP AGREEMENTS AND PURCHASED OPTIONS
NET REALIZED GAIN/(LOSS) FROM:
      Investments ..............................................................      1,082,929
      Futures* .................................................................     (1,344,606)
      Swap agreements* .........................................................       (148,817)
      Purchased options* .......................................................       (114,435)
                                                                                   ------------
   Total realized gain/(loss) from investments, futures transactions, swap
      agreements and purchased options .........................................       (524,929)
                                                                                   ------------
NET CHANGE IN UNREALIZED APPRECIATION/(DEPRECIATION) ON:
      Investments ..............................................................    (16,592,493)
      Futures* .................................................................        208,089
      TBA sale commitments .....................................................        (42,653)
      Swap agreements* .........................................................     (1,577,616)
                                                                                   ------------
   Total net changes in unrealized appreciation/(depreciation) on investments,
      futures transactions, TBA sale commitments and swap agreements ...........    (18,004,673)
                                                                                   ------------
   Net realized and unrealized gain/(loss) on investments, futures transactions,
      TBA sale commitments, swap agreements and purchased options ..............    (18,529,602)
                                                                                   ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ...........................   $(10,593,115)
                                                                                   ============

----------
*    Primary risk exposure is interest rate contracts.

    The accompanying notes are an integral part of the financial statements.

                            BEAR STEARNS CUFS(R) MLP
                               MORTGAGE PORTFOLIO
                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                     FOR THE YEAR      FOR THE YEAR
                                                                        ENDED             ENDED
                                                                   AUGUST 31, 2009   AUGUST 31, 2008
                                                                   ---------------   ---------------
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
   Net investment income .......................................    $  7,936,487     $   8,332,359
   Net realized loss from investments, futures transactions,
      swap agreements and purchased options ....................        (524,929)         (923,672)
   Net change in unrealized depreciation from investments,
      futures transactions, TBA sale commitments and
      swap agreements ..........................................     (18,004,673)      (13,711,608)
                                                                    ------------     -------------
Net decrease in net assets resulting from operations ...........     (10,593,115)       (6,302,921)
                                                                    ------------     -------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income .......................................      (7,602,997)       (8,440,223)
                                                                    ------------     -------------
Net decrease in net assets from dividends and distributions to
   shareholders ................................................      (7,602,997)       (8,440,223)
                                                                    ------------     -------------
CAPITAL TRANSACTIONS:
   Reinvestment of distributions ...............................       2,748,132         4,001,676
   Redemptions .................................................              --       (20,648,191)
                                                                    ------------     -------------
Net increase/(decrease) in net assets from capital share
   transactions ................................................       2,748,132       (16,646,515)
                                                                    ------------     -------------
Total decrease in net assets ...................................     (15,447,980)      (31,389,659)
                                                                    ------------     -------------
NET ASSETS:
   Beginning of year ...........................................     129,887,891       161,277,550
                                                                    ------------     -------------
   End of year .................................................    $114,439,911     $ 129,887,891
                                                                    ============     =============
   Undistributed/(overdistributed) net investment income, end of
      year .....................................................    $    384,783     $      (3,187)
                                                                    ============     =============
SHARE TRANSACTIONS:
   Shares reinvested ...........................................         374,570           413,514
   Shares redeemed .............................................              --        (2,119,938)
                                                                    ------------     -------------
   Total share transactions ....................................         374,570        (1,706,424)
                                                                    ============     =============

    The accompanying notes are an integral part of the financial statements.

                            BEAR STEARNS CUFS(R) MLP
                               MORTGAGE PORTFOLIO
                              FINANCIAL HIGHLIGHTS

Contained below is per share operating performance data for a share outstanding during each period, total investment return, ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

                                                                                           FOR THE PERIOD
                                                       FOR THE YEAR      FOR THE YEAR    DECEMBER 19, 2006*
                                                          ENDED             ENDED                TO
                                                     AUGUST 31, 2009   AUGUST 31, 2008     AUGUST 31, 2007
                                                     ---------------   ---------------   ------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year ...............      $   8.93          $   9.92          $  10.00
                                                        --------          --------          --------
Net investment income ............................          0.54              0.54              0.38
Net realized and unrealized gain/(loss) on
   investments, futures transactions, TBA sale
   commitments, swap agreements and options ......         (1.28)            (0.98)            (0.08)
                                                        --------          --------          --------
Net increase/(decrease) in net assets
   resulting from operations .....................         (0.74)            (0.44)             0.30
                                                        --------          --------          --------
Dividends to shareholders from:
Net investment income ............................         (0.52)            (0.55)            (0.38)
Net realized capital gains .......................            --                --                --
                                                        --------          --------          --------
Net asset value, end of year .....................      $   7.67          $   8.93          $   9.92
                                                        ========          ========          ========
Total investment return(1) .......................         (7.82)%           (4.76)%            3.10%
                                                        ========          ========          ========
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted) ........      $114,440          $129,888          $161,278
Ratio of expenses to average net assets with
   waivers and expense reimbursements
   (excluding interest expense) ..................          0.60%             0.60%             0.60%(2)
Ratio of expenses to average net assets with
   waivers and expense reimbursements
   (including interest expense) ..................          0.60%             0.60%             0.78%(2)
Ratio of expenses to average net assets
   without waivers and expense reimbursements
   (including interest expense) ..................          0.88%             0.80%             0.95%(2)
Ratio of net investment income to average
   net assets ....................................          7.30%             5.56%             5.58%(2)
Portfolio turnover rate(3) .......................        410.52%           190.88%           259.47%

----------
*    Commencement of operations.

(1) Total investment return is calculated by assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(2)  Annualized.

(3) The portfolio turnover rate excluding TBA transactions (see Note 1 in Notes to the Financial Statements) is 35.58% for the year ended August 31, 2009, 32.83% for the year ended August 31, 2008 and 125.15% for the period December 19, 2006 to August 31, 2007, respectively.

    The accompanying notes are an integral part of the financial statements.

                            BEAR STEARNS CUFS(R) MLP
                               MORTGAGE PORTFOLIO
                          NOTES TO FINANCIAL STATEMENTS
                                 AUGUST 31, 2009

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     The RBB Fund, Inc. ("RBB" or the "Company") was incorporated under the laws of the State of Maryland on February 29, 1988 and is registered under the Investment Company Act of 1940, as amended (the "Investment Company Act"), as an open-end management investment company. RBB is a "series fund," which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the Investment Company Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently, RBB has nineteen active investment portfolios, including the Bear Stearns CUFS(R) MLP Mortgage Portfolio (the "Portfolio"), which commenced investment operations on December 19, 2006.

     RBB has authorized capital of one hundred billion shares of common stock of which 78.973 billion shares are currently classified into one hundred and twenty-nine classes of common stock. Each class represents an interest in an active or inactive RBB investment portfolio. The active classes have been grouped into ten separate "families."

     PORTFOLIO VALUATION -- The Portfolio's net asset value ("NAV") is calculated once daily at the close of regular trading hours on the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern time) on each day the NYSE is open. Fixed income securities having a remaining maturity of greater than 60 days are valued using an independent pricing service. These fixed income securities are valued by pricing services approved by the Board of Directors based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation. Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may materially vary from the actual amounts realized upon sale of the securities, and the potential material variation may be greater for those securities valued using fundamental analysis. Fixed income securities having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Investments in other open-end investment companies, if held, are valued based on the NAV of the investment companies (which may use fair value pricing as discussed in their prospectuses). If price quotes are unavailable or deemed unreliable, securities will be fair valued in accordance with procedures adopted by the Company's Board of Directors. Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

     Effective September 1, 2008, the Portfolio adopted Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards No. 157 ("SFAS 157"). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. The three levels of the fair value hierarchy under SFAS 157 are described below:

     -    Level 1 -- quoted prices in active markets for identical securities

     - Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

     - Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

     In April 2009, FASB issued FASB Staff Position No. 157-4, Determining Fair Value when the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly, ("FSP 157-4"). FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. FSP 157-4 provides additional guidance for estimating fair value in accordance with FAS 157, when the volume and level of activity for the asset or liability have significantly decreased. FSP 157-4 also includes guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 requires entities to describe the inputs and valuation techniques used to measure fair value and changes in those techniques and related inputs during the period. FSP 157-4 expands the three-level hierarchy disclosure and the level three-roll forward disclosure for each major security type as described in paragraph 19 of FAS No. 115, Accounting for Certain Investments in Debt and Equity Securities.

     The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value the Portfolio's investments as of August 31, 2009 is included with the Portfolio of Investments.

     USE OF ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of

                            BEAR STEARNS CUFS(R) MLP
                               MORTGAGE PORTFOLIO
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 AUGUST 31, 2009

assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and these differences could be significant.

     INVESTMENT TRANSACTIONS, INVESTMENT INCOME AND EXPENSES -- The Portfolio records security transactions based on trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Interest income is accrued when earned. Paydown gains and losses on mortgage and asset-backed securities are presented as an adjustment to interest income. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments and/or as a realized gain. The Portfolio estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. The Portfolio's investment income, expenses and unrealized and realized gains and losses are allocated daily. Expenses incurred for all of the RBB fund families (such as director or professional fees) are charged to all funds in proportion to their net assets of the RBB Funds, or in such other manner as the Board of Directors deems fair or equitable. Expenses and fees, including investment advisory and administration fees are accrued daily and taken into account for the purpose of determining the net asset value of the Portfolio.

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends from net investment income are declared daily and paid monthly. Distributions from net realized capital gains, if any, are declared and paid at least annually to shareholders and recorded on ex-date for the Portfolio. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from generally accepted accounting principles in the United States of America.

     U.S. TAX STATUS -- No provision is made for U.S. income taxes as it is the Portfolio's intention to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

     CASH AND CASH EQUIVALENTS -- The Fund considers liquid assets deposited with a bank, money market funds, and certain short term debt instruments with maturities of 3 months or less to be cash equivalents. These investments represent amounts held with financial institutions that are readily accessible to pay Fund expenses or purchase investments. Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value.

     OTHER -- In the normal course of business, the Portfolio may enter into contracts that provide general indemnifications. The Portfolio's maximum exposure under these arrangements is dependent on claims that may be made against the Portfolio in the future, and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

     MORTGAGE-RELATED SECURITIES -- The Portfolio may invest in mortgage pass-through securities and multiple-class pass-through securities, such as collateralized mortgage obligations ("CMOs") and Real Estate Mortgage Investment Conduit ("REMIC") pass-through or participation certificates as well as other securities collateralized by or representing a direct or indirect interest in mortgage-related securities or mortgage loans. The Portfolio may also invest in certain stripped mortgage-backed securities. Some of these securities may contain "embedded leverage" which can make them more sensitive to small movements in interest rates.

     The types of mortgage-related securities in which the Portfolio may invest include: mortgage pass-through securities, including CMOs and REMICs, which may or may not be U.S. Government guaranteed, privately issued mortgage-related securities, stripped mortgage-backed securities, including interest only ("IO") or principal only ("PO") class securities, and floating rate and inverse floating rate securities. Stripped mortgage-backed securities represent a participation in, or are secured by and payable from, mortgage loans on real property, and may be structured in classes with rights to receive varying proportions of principal and interest. Payments received for IOs and POs are used to reduce the cost of the security. Payments in excess of cost are recognized as interest income on the Statement of Operations based on a security's yield to maturity. If the underlying mortgage assets experience greater then anticipated payments of principal, the Portfolio may fail to recoup some or all of its initial investment in IO securities. For PO securities, accelerated payments of principal will cause a faster than anticipated return of the initial investment resulting in an increased yield to maturity for the security. The market value of these securities is highly sensitive to changes in interest rates.

     The Portfolio is subject to risks associated with securities with contractual cash flows including mortgage related securities such as collateralized mortgage obligations, mortgage pass through securities and commercial mortgage backed securities, including some securities that are backed by sub-prime mortgages. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, pre-payments, delinquencies and/or defaults, and

                            BEAR STEARNS CUFS(R) MLP
                               MORTGAGE PORTFOLIO
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 AUGUST 31, 2009

may be adversely affected by shifts in the market's perception of the issuers and changes in interest rates. A significant portion of the Portfolio's investments are comprised of mortgage related securities, including some securities that are backed by sub-prime mortgages.

     TBAS COMMITMENTS -- The Portfolio may purchase securities on a to-be-announced ("TBA") basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that their value at delivery may be more or less than the trade date purchase price. Although the Portfolio may purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, the Portfolio may dispose of when-issued securities or forward commitments prior to settlement if the Adviser deems it appropriate.

     MORTGAGE DOLLAR ROLLS -- During the period ended August 31, 2009, the Portfolio entered into dollar roll transactions, pursuant to which it sells a mortgage-backed TBA or security and simultaneously purchase a similar, but not identical, TBA with the same issuer, rate and terms. The Portfolio may execute a "roll" to obtain better underlying mortgage securities or to increase yield. The Portfolio accounts for dollar roll transactions as purchases and sales, which has the effect of increasing it's portfolio turnover rates. Risks associated with dollar rolls are that actual mortgages received by the Portfolio may be less favorable than those anticipated or that counterparties may fail to perform under the terms of the contracts.

     FINANCIAL FUTURES CONTRACTS -- The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. The Portfolio may enter into futures contracts to hedge against changes in interest rates and securities prices, or to otherwise manage its term structure, sector selections and duration. Upon entering into a futures contract, the Portfolio is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by the Portfolio each day, depending on the daily fluctuation of the value of the contract. The daily changes in the contract are recorded as unrealized gain or loss. The Portfolio recognizes a realized gain or loss when the contract is closed.

     The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. In addition, investing in financial futures contracts involves the risk that the Fund could lose more than the original margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. For open futures contracts, see the Portfolio of Investments, which is also indicative of activity for the year ended August 31, 2009.

     OPTIONS CONTRACTS -- The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. The Portfolio may write covered call and put options on futures, or securities it owns or in which it may invest. Writing put options tends to increase the Portfolio's exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding in the Statement of Assets and Liabilities. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such on the Statement of Assets and Liabilities. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future or security transaction to determine the realized gain or loss. The Portfolio, as a writer of an option, has no control over whether the underlying future or security may be sold (call) or purchased (put), and as a result bears the market risk of an unfavorable change in the price of the future or security underlying the written option. The Portfolio may not be able to enter into a closing transaction because of an illiquid market.

     The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio's exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio's exposure to the underlying instrument. The Portfolio pays a premium which is included in the Portfolio's Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future or security transaction to determine the realized gain or loss.

                            BEAR STEARNS CUFS(R) MLP
                               MORTGAGE PORTFOLIO
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                AUGUST 31, 2009

     SWAP AGREEMENTS -- The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. The Portfolio may invest in swap agreements for the purpose of hedging against changes in interest rates. Swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest with respect to a notional amount of principal. Swaps are marked to market daily based upon quotations from independent market makers and the change, if any, is recorded as unrealized gain or loss in the statement of operations. Net payments of interest are recorded as realized gain or loss.

     The Portfolio is also subject to counterparty credit risk, which is the risk that a counterparty fails to perform on agreements with the Portfolio such as swap contracts, option contracts, and TBA securities.

     The Portfolio is party to various derivative contracts governed by International Swaps and Derivatives Association Master Agreements (ISDA agreements). The Portfolio's ISDA agreements, which are separately negotiated with each dealer counterparty, typically contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Portfolio in the event the Portfolio's net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. Such rights often include the ability to terminate (i.e., close out) open contracts at prices which may favor the counterparty, which could have an adverse impact on the Portfolio. For open swap contracts, see the Portfolio of Investments, which is also indicative of activity for the year ended August 31, 2009.

     REPURCHASE AGREEMENTS -- Money market instruments may be purchased subject to the seller's agreement to repurchase them at an agreed-upon date and price. The seller will be required on a daily basis to maintain the value of the securities as collateral, subject to the agreement at not less than the repurchase price plus accrued interest. If the value of the collateral falls below this amount, the Portfolio will require the seller to deposit additional collateral by the next Portfolio business day. In the event that the seller under the agreement defaults on its repurchase obligation or fails to deposit sufficient collateral, the Portfolio has the contractual right, subject to the requirements of applicable bankruptcy and insolvency laws, to sell the underlying securities and may claim any resulting loss from the seller. The agreements are conditioned upon the collateral being deposited under the Federal Reserve Book Entry System or with the Portfolio's custodian or a third party sub-custodian.

2. INVESTMENT ADVISER AND OTHER SERVICES

     Bear Stearns Asset Management Inc. ("BSAM" or the "Adviser"), an indirect wholly-owned subsidiary of JPMorgan Chase & Co., serves as investment adviser to the Portfolio pursuant to an investment advisory agreement with the Company (the "Advisory Agreement"). For its services, the Adviser is paid a monthly fee at the annual rate of 0.48% of the Portfolio's average daily net assets. BSAM is voluntarily waiving a portion of its advisory fee and reimbursing certain expenses in order to limit the Portfolio's total annual portfolio operating expenses excluding interest expense to 0.60% of the Portfolio's average daily net assets. The fee waiver and expense reimbursement are not contractual, and can be terminated at any time. For the year ended August 31, 2009, investment advisory fees were $525,036, of which $301,613 was waived by the Adviser.

     PNC Global Investment Servicing (U.S.) Inc. ("PNC"), a member of The PNC Financial Services Group, Inc., serves as administrator for the Portfolio. For providing administration and accounting services, PNC is entitled to receive a monthly fee equal to an annual percentage rate of the Portfolio's average daily net assets, subject to certain minimum monthly fees.

     Included in the administration and accounting fees, are fees for providing regulatory administration services to RBB. For providing these services, PNC is entitled to receive compensation as agreed to by the Company and PNC. This fee is allocated to each portfolio in proportion to its net assets of the RBB Funds.

     For providing transfer agent services, PNC is entitled to receive a monthly fee equal to an annual percentage rate of the Fund's average daily net assets, subject to certain minimum monthly fees.

     PFPC Trust Company ("PFPC Trust") is a member of The PNC Financial Services Group, Inc. and provides certain custodial services to the Fund. PFPC Trust is entitled to receive a monthly fee equal to an annual percentage rate of the Fund's average daily net assets, subject to certain minimum monthly fees.

                            BEAR STEARNS CUFS(R) MLP
                               MORTGAGE PORTFOLIO
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 AUGUST 31, 2009

     PFPC Distributors, Inc. ("PFPC Distributors"), an affiliate of PNC, serves as the principal underwriter and distributor of the Portfolio's shares pursuant to a Distribution Agreement with RBB.

     The Portfolio will not pay PNC or PNC's affiliates at a later time for any amounts waived or any amounts assumed.

3. DIRECTOR COMPENSATION

     The Directors of the Company receive an annual retainer, meeting fees and out of pocket expenses for meetings attended. The aggregate remuneration paid to the Directors by the Company during the fiscal year ended August 31, 2009 was $444,181. Certain employees of PNC are Officers of the Company. They are not compensated by the Portfolio or the Company.

4. INVESTMENT IN SECURITIES

     For the year ended August 31, 2009, aggregate purchases and sales of investment securities (excluding short-term investments and including TBA securities) of the Portfolio were as follows:

                                                  PURCHASES        SALES
                                                ------------   ------------
Investments in U.S. Government Securities ...   $559,688,851   $526,499,260

5. CAPITAL STOCK TRANSACTIONS

     As of August 31, 2009, the Portfolio had individual shareholder accounts, which individually amounted to more than 10% of the total shares outstanding of the Portfolio as detailed below.

% OF SHARES   NUMBER OF
OUTSTANDING    ACCOUNTS
-----------   ---------
    100%          5

     Significant shareholder transactions, if any, may impact the Portfolio's performance.

6. FEDERAL INCOME TAX INFORMATION

     FASB Interpretation No. 48 ("FIN 48"), Accounting for Uncertainty in Income Taxes, sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed the Portfolio's tax positions taken on federal income tax returns for all open tax years (tax years August 31, 2006-2009) and has concluded that no provision for income tax is required in the Portfolio's financial statements. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management's conclusions regarding the adoption of FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance from the FASB, new tax laws, regulations and administrative interpretations (including court decisions).

     At August 31, 2009, federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Portfolio were as follows:

FEDERAL TAX     UNREALIZED     UNREALIZED    NET UNREALIZED
   COST        APPRECIATION   DEPRECIATION    DEPRECIATION
------------   ------------   ------------   --------------
$177,034,995     $2,739,172   $(33,656,804)  $(30,917,632)

     Distributions to shareholders from net investment income and realized gains are determined in accordance with federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on the tax treatment; temporary differences do not require such reclassification.

     The following permanent differences as of August 31, 2009, attributable to swap and paydown adjustments, were reclassified to the following accounts:

    UNDISTRIBUTED          ACCUMULATED NET
NET INVESTMENT INCOME   REALIZED GAIN (LOSS)
---------------------   --------------------
       $54,480                $(54,480)

                            BEAR STEARNS CUFS(R) MLP
                               MORTGAGE PORTFOLIO
                    NOTES TO FINANCIAL STATEMENTS (CONCLUDED)
                                 AUGUST 31, 2009

     As of August 31, 2009, the components of distributable earnings on a tax basis were as follows:

 UNDISTRIBUTED     UNDISTRIBUTED
ORDINARY INCOME   LONG-TERM GAINS
---------------   ---------------
    $736,122            $--

     The difference between the book and tax basis components of distributable earnings relate to principally to the timing of recognition of income and gains for federal income tax purposes. Short-term gains are reported as ordinary income for federal tax purposes.

     The federal income tax character of dividends and distributions paid during the last two fiscal years were as follows:

                          AUGUST 31, 2009   AUGUST 31, 2008
                          ---------------   ---------------
Ordinary income              $7,602,997        $8,440,223
Long-term capital gains              --                --

     Dividends from net investment income and short-term capital gains are treated as ordinary income dividend for federal income tax purposes.

     As of August 31, 2009, the Portfolio had capital loss carryforwards of $1,315,504 available to offset future capital gains. The capital loss carryforwards will expire in 2015 $(483,278) and 2016 $(832,226) if they are not utilized by future capital gains.

     During the year ended August 31, 2009, the Portfolio utilized capital loss carryforwards of $202,595 to offset capital gains.

     Under federal tax law, foreign currency and capital losses realized after October 31 may be deferred and treated as having arisen on the first day of the following fiscal year. For the year ended August 31, 2009, the Portfolio deferred post-October capital losses of $670,908.

7. SUBSEQUENT EVENTS

     Management has evaluated the impact of all subsequent events on the Portfolio through October 22, 2009, the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

                            BEAR STEARNS CUFS(R) MLP
                               MORTGAGE PORTFOLIO
             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of The RBB Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Bear Stearns CUFS MLP Mortgage Portfolio, a separately managed portfolio of The RBB Fund, Inc. (the "Fund") at August 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2009 by correspondence with the custodian, provide a reasonable basis for our opinion. The financial highlights for the period December 19, 2006 (commencement of operations) through August 31, 2007 were audited by other independent accountants whose report dated October 21, 2007 expressed an unqualified opinion on those statements.


/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
October 22, 2009

                            BEAR STEARNS CUFS(R) MLP
                               MORTGAGE PORTFOLIO
                                OTHER INFORMATION
                                   (UNAUDITED)

PROXY VOTING

     Policies and procedures that the Portfolio uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Portfolio voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling Bear Stearns CUFS(R) MLP Mortgage Portfolio at (800) 519-CUFS (2837) and on the Securities and Exchange Commission's ("SEC") website at http://www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULES

     The Company will file its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended November 30 and May 31) on Form N-Q. The Company's Form N-Q will be available on the SEC website at http://www.sec.gov and may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. Information on the operation of the SEC Public Reference Room may be obtained by calling (202) 551-8090.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

     As required by the Investment Company Act, the Board of Directors (the "Board") of the Company, including all of the Directors who are not "interested persons" of the Company, as that term is defined in the Investment Company Act (the "Independent Directors"), considered the renewal of and approval of the investment advisory agreement between BASM and the Company (the "Advisory Agreement") on behalf of the Bear Stearns CUFS MLP Mortgage Portfolio at a meeting of the Board held on May 7, 2009. At this meeting, the Board, including all of the Independent Directors, approved the Advisory Agreement for an additional one-year term. The Board's decision to approve the Advisory Agreement reflects the exercise of its business judgment to continue the existing arrangement. In approving the Advisory Agreement, the Board considered information provided by BSAM with the assistance and advice of counsel to the Independent Directors and the Company.

     In considering the renewal of and approval of the Advisory Agreement, the Board took into account all the materials provided prior to and during the meeting, the presentations made during the meeting, and the discussions during the meeting. Among other things, the Board considered (i) the nature, extent, and quality of BSAM's services provided to the Portfolio; (ii) descriptions of the experience and qualifications of BSAM's personnel providing those services;
(iii) BSAM's investment philosophies and processes; (iv) BSAM's assets under management and client descriptions; (v) BSAM's trade allocation policies; (vi) BSAM's current advisory fee arrangement with the Company and other similarly managed clients; (vii) BSAM's compliance procedures; (viii) BSAM's financial information, insurance coverage and profitability analysis related to providing advisory services to the Portfolio; (ix) the extent to which economies of scale are relevant to the Portfolio; (x) a report prepared by Lipper Inc. ("Lipper") comparing the Portfolio's management fees and total expense ratio to those of its Lipper peer group and comparing the performance of the Portfolio to the performance of its Lipper peer group; and (xi) a report comparing the performance of the Portfolio to the performance of its benchmark.

     As part of their review, the Board considered the nature, extent and quality of the services provided by BSAM. The Board concluded that BSAM had substantial resources to provide services to the Portfolio and that BSAM's services had been acceptable.

     The Board also considered the investment performance of the Portfolio and BSAM. The Board considered the Portfolio's investment performance in light of its investment objective and investment strategies. The Board concluded that the investment performance of the Portfolio as compared to its benchmark and Lipper peer group was acceptable. In reaching this conclusion, the Board considered the recent extraordinary market conditions and noted that the Portfolio was part of a pilot program authorized by the National Credit Union Administration.

     The Board also considered the advisory fee rate payable by the Portfolio under the Advisory Agreement. In this regard, information on the fees paid by the Portfolio and the Portfolio's total operating expense ratio (before and after fee waivers and expense reimbursements) were compared to similar information for mutual funds advised by other, unaffiliated investment advisory firms. The Board noted that advisory fees, before and after waivers, and actual total expenses of the Portfolio were all slightly lower than the peer group median. In addition, the Board noted that BSAM was voluntarily waiving management fees and reimbursing expenses to limit total annual operating expenses of the Portfolio to 0.60% of its average daily net assets and that BSAM expects to continue these fee waivers and expense reimbursements.

     After reviewing the information regarding BSAM's costs, profitability and economies of scale, and after considering BSAM's services, the Board, including all of the Independent Directors, concluded that the investment advisory fees paid by the Portfolio were fair and reasonable and that the Advisory Agreement should be approved and continued for an additional one-year period ending August 16, 2010.

                            BEAR STEARNS CUFS(R) MLP
                               MORTGAGE PORTFOLIO
                           SHAREHOLDER TAX INFORMATION
                                   (UNAUDITED)

     The Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders within 60 days of the Fund's fiscal year end (August 31) as to the U.S. federal tax status of distributions received by the Fund's shareholders in respect of such fiscal year. The federal income tax character of distributions paid during the year ended August 31, 2009 was as follows:

Ordinary income           $7,602,997
Long-term capital gains           --

     Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

     Because the Fund's fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2009. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2010.

     Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Funds, if any.

     In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

     Shareholders are advised to consult their own tax advisers with respect to the tax consequence of their investment in the Fund.

                            BEAR STEARNS CUFS(R) MLP
                               MORTGAGE PORTFOLIO
                                 FUND MANAGEMENT
                                   (UNAUDITED)

MANAGEMENT OF THE COMPANY

     The business and affairs of the Company are managed under the direction of the Company's Board of Directors. The Company is organized under and managed pursuant to Maryland law. The Directors and executive officers of the Company, their dates of birth, business addresses and principal occupations during the past five years are set forth below. The statement of additional information ("SAI") includes information about the Directors and is available without charge, upon request, by calling 1-800-519-CUFS (2837) ext. 9.

                                                                                                      NUMBER OF
                                                                                                    PORTFOLIOS IN
                                                 TERM OF OFFICE                                      FUND COMPLEX         OTHER
       NAME, ADDRESS,            POSITION(S)     AND LENGTH OF        PRINCIPAL OCCUPATION(S)        OVERSEEN BY      DIRECTORSHIPS
      AND DATE OF BIRTH        HELD WITH FUND    TIME SERVED(1)         DURING PAST 5 YEARS            DIRECTOR*    HELD BY DIRECTOR
----------------------------   --------------   ---------------   -------------------------------   -------------   ----------------
                                                       DISINTERESTED DIRECTORS
Nicholas A. Giordano          Director          2006 to present   Consultant, financial services    19              Kalmar Pooled
103 Bellevue Parkway                                              organizations from 1997 to                        Investment
Wilmington, DE 19809                                              present.                                          Trust;
DOB: 3/43                                                                                                           (registered
                                                                                                                    investment
                                                                                                                    company) WT
                                                                                                                    Mutual Fund;
                                                                                                                    (registered
                                                                                                                    investment
                                                                                                                    company)
                                                                                                                    Independence
                                                                                                                    Blue
                                                                                                                    Cross; IntriCon
                                                                                                                    Corporation
                                                                                                                    (body worn
                                                                                                                    device company)

Francis J. McKay              Director          1988 to present   Retired; Vice President, Fox      19              None
103 Bellevue Parkway                                              Chase Cancer Center (biomedical
Wilmington, DE 19809                                              research and medical care)
DOB: 12/35                                                        (2000-2004).

Arnold M. Reichman            Chairman          2005 to present   Director, Gabelli Group Capital   19              None
103 Bellevue Parkway                                              Partners, L.P. (an investment
Wilmington, DE 19809          Director          1991 to present   partnership) from 2000 to
DOB: 5/48                                                         2006.

Marvin E. Sternberg           Director          1991 to present   Since 1974, Chairman, Director    19              MTI Holding
103 Bellevue Parkway                                              and President, MTI Holding                        Group, Inc.
Wilmington, DE 19809                                              Group, Inc. (formerly known as                    (formerly known
DOB: 3/34                                                         Moyco Technologies, Inc.)                         as Moyco
                                                                  (manufacturer of precision                        Technologies,
                                                                  coated and industrial                             Inc.)
                                                                  abrasives).

Robert A. Straniere           Director          2006 to present   Since 2009, Administrative Law    19              Reich and Tang
103 Bellevue Parkway                                              Judge, New York City. Founding                    Group (asset
Wilmington, DE 19809                                              Partner, Straniere Law Firm                       management); The
DOB: 3/41                                                         (1980 to date); Partner, Gotham                   SPARX Asia Funds
                                                                  Strategies (consulting firm)                      Group
                                                                  (2005 to date); Partner, The                      (registered
                                                                  Gotham Global Group (consulting                   investment
                                                                  firm) (2005 to date);                             company)
                                                                  President, The New York City
                                                                  Hot Dog Company (2005 to date);
                                                                  Partner, Kanter-Davidoff (law
                                                                  firm) (2006 to present).

* Each Director oversees nineteen portfolios of the Company that are currently offered for sale.

(1) Subject to the Company's Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until the last day of year 2011, whichever is later, or until his successor is elected and qualified or his death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. Each officer holds office at the pleasure of the Board of Directors until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

                            BEAR STEARNS CUFS(R) MLP
                               MORTGAGE PORTFOLIO
                           FUND MANAGEMENT (CONTINUED)
                                   (UNAUDITED)

                                                                                                      NUMBER OF
                                                                                                    PORTFOLIOS IN
                                                 TERM OF OFFICE                                      FUND COMPLEX         OTHER
       NAME, ADDRESS,            POSITION(S)     AND LENGTH OF        PRINCIPAL OCCUPATION(S)        OVERSEEN BY      DIRECTORSHIPS
      AND DATE OF BIRTH        HELD WITH FUND    TIME SERVED(1)         DURING PAST 5 YEARS            DIRECTOR*    HELD BY DIRECTOR
----------------------------   --------------   ---------------   -------------------------------   -------------   ----------------
                                                      INTERESTED DIRECTORS (2)
Julian A. Brodsky              Director         1988 to present   Since 1969, Director and Vice     19              Comcast
103 Bellevue Parkway                                              Chairman, Comcast Corporation                     Corporation;
Wilmington, DE 19809                                              (cable television and                             AMDOCS Limited
DOB: 7/33                                                         communications).                                  (service
                                                                                                                    provider to
                                                                                                                    tele-
                                                                                                                    communications
                                                                                                                    companies)

Robert Sablowsky               Director         1991 to present   Since July 2002, Senior Vice      19              Kensington Funds
103 Bellevue Parkway                                              President and prior thereto,                      (registered
Wilmington, DE 19809                                              Executive Vice President of                       investment
DOB: 4/38                                                         Oppenheimer & Co., Inc.,                          company) 6
                                                                  formerly Fahnestock & Co., Inc.                   Portfolios
                                                                  (a registered broker-dealer).
                                                                  Since November 2004, Director
                                                                  of Kensington Funds.

J. Richard Carnall             Director         2002 to present   Director of Haydon Bolts, Inc.    19              Cornerstone Bank
103 Bellevue Parkway                                              (bolt manufacturer) and Parkway
Wilmington, DE 19809                                              Real Estate Company (subsidiary
DOB: 9/38                                                         of Haydon Bolts, Inc.) since
                                                                  1984; and Director of
                                                                  Cornerstone Bank since March
                                                                  2004.

* Each Director oversees nineteen portfolios of the Company that are currently offered for sale.

(1) Subject to the Company's Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until the last day of year 2011, whichever is later, or until his successor is elected and qualified or his death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. Each officer holds office at the pleasure of the Board of Directors until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

(2) Messrs. Brodsky, Carnall and Sablowsky are considered "interested persons" of the Company as that term is defined in the Investment Company Act and are referred to as "Interested Directors." Mr. Brodsky is an "Interested Director" of the Company because a family foundation and certain family trusts own shares of JPMorgan Chase & Co. (JPMorgan Chase) The investment adviser to the Company's Bear Stearns CUFS MLP Mortgage Portfolio, Bear Stearns Asset Management, Inc., is an indirect subsidiary of JPMorgan Chase. Mr. Carnall is an "Interested Director" of the Company because he owns shares of The PNC Financial Services Group, Inc. The investment adviser to the Company's Money Market Portfolio, BlackRock Institutional Management Corporation, and the Company's principal underwriter, PFPC Distributors, Inc., are indirect subsidiaries of The PNC Financial Services Group, Inc. Mr. Sablowsky is considered an "Interested Director" of the Company by virtue of his position as an officer of Oppenheimer & Co., Inc., a registered broker-dealer.

                            BEAR STEARNS CUFS(R) MLP
                               MORTGAGE PORTFOLIO
                           FUND MANAGEMENT (CONCLUDED)
                                   (UNAUDITED)

                                                                                                      NUMBER OF
                                                                                                    PORTFOLIOS IN
                                                 TERM OF OFFICE                                      FUND COMPLEX         OTHER
       NAME, ADDRESS,            POSITION(S)     AND LENGTH OF        PRINCIPAL OCCUPATION(S)        OVERSEEN BY      DIRECTORSHIPS
      AND DATE OF BIRTH        HELD WITH FUND     TIME SERVED           DURING PAST 5 YEARS            DIRECTOR     HELD BY DIRECTOR
----------------------------   --------------   ---------------   -------------------------------   -------------   ----------------
                                                              OFFICERS

Salvatore Faia, Esquire, CPA   President and    President June    President, Vigilant Compliance    N/A              N/A
Vigilant Compliance            Chief            2009 to present   Services since 2004; Senior
Services                       Compliance       and Chief         Legal Counsel, PNC Global
713 Chelsea Road               Officer          Compliance        Investment Servicing (U.S.),
Mullica Hill, NJ 08062                          Officer 2004 to   Inc. from 2002 to 2004; and
DOB: 12/62                                      present           Director of Energy Income
                                                                  Partnership since 2005.

Joel Weiss                     Treasurer        June 2009 to      Vice President and Managing       N/A              N/A
103 Bellevue Parkway                            present           Director, PNC Global Investment
Wilmington, DE 19809                                              Servicing (U.S.) Inc. since
DOB: 1/63                                                         1993

Jennifer Rogers                Secretary        2007 to present   Since 2005, Vice President and    N/A              N/A
103 Bellevue Parkway                                              Counsel, PNC Global Investment
Wilmington, DE 19809                                              Servicing (U.S.), Inc.
DOB: 7/74                                                         (financial services company);
                                                                  Associate, Stradley, Ronon,
                                                                  Stevens & Young, LLC (law firm)
                                                                  from 1999 to 2005.

James G. Shaw                  Assistant        2005 to present   Since 1995, Vice President of     N/A              N/A
103 Bellevue Parkway           Treasurer                          PNC Global Investment Servicing
Wilmington, DE 19809                                              (U.S.) Inc. (financial services
DOB: 10/60                                                        company)

Michael P. Malloy              Assistant        1999 to present   Partner, Drinker Biddle & Reath   N/A              N/A
One Logan Square               Secretary                          LLP (law firm) since 1993
18th and Cherry Streets
Philadelphia, PA 19103
DOB: 7/59

                            BEAR STEARNS CUFS(R) MLP
                               MORTGAGE PORTFOLIO
                                 PRIVACY NOTICE

     THE BEAR STEARNS CUFS(R) MLP MORTGAGE PORTFOLIO of The RBB Fund, Inc. (the "Portfolio") is committed to protecting the confidentiality and security of your private investment records and personal information. Our policies and procedures are designed to safeguard your information and to permit only appropriate and authorized access to and use of this information.

     In order to carry out the functions necessary to service your investment account, our service providers collect certain nonpublic personal information from you from the following sources:

     - Information we receive from you over the telephone, on applications, e-mails or other forms (e.g., your name, social security number and address); and

     -    Information about your transactions with the Portfolio.

     We restrict access to your personal and account information to those service providers and their employees who need to know that information to service your account. The Portfolio may also share all of the information (as described above) that we collect with companies that perform marketing services on our behalf or with other financial institutions with whom we have joint marketing agreements who may suggest additional Fund services or other investment products which may be of interest to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

     You can be assured that the Portfolio considers your data to be private and confidential, and we will not disclose any nonpublic personal information about you to any unaffiliated third parties, except as permitted by law. If you decide to close your account(s) or become an inactive customer, we will adhere to the privacy policies and practices as described in this notice.

     If you have any questions or comments about our privacy practices, please call us at 866-414-2837.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                            BEAR STEARNS CUFS(R) MLP
                               MORTGAGE PORTFOLIO

                               INVESTMENT ADVISER
                          Bear Stearns Asset Management
                         c/o JP Morgan Asset Management
                                 245 Park Avenue
                               New York, NY 10167

                                  ADMINISTRATOR
                   PNC Global Investment Servicing (U.S.) Inc.
                              301 Bellevue Parkway
                              Wilmington, DE 19809

                                 TRANSFER AGENT
                   PNC Global Investment Servicing (U.S.) Inc.
                                101 Sabin Street
                               Pawtucket, RI 02860

                              PRINCIPAL UNDERWRITER
                             PFPC Distributors, Inc.
                                 760 Moore Road
                            King of Prussia, PA 19406

                                    CUSTODIAN
                               PFPC Trust Company
                               8800 Tinicum Blvd.
                                    Suite 200
                             Philadelphia, PA 19153

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
                           PricewaterhouseCoopers LLP
                         Two Commerce Square, Suite 1700
                               2001 Market Street
                             Philadelphia, PA 19103

                                  LEGAL COUNSEL
                           Drinker Biddle & Reath LLP
                                One Logan Square
                             18th and Cherry Streets
                             Philadelphia, PA 19103

                               THE RBB FUND, INC.
                             MONEY MARKET PORTFOLIO
                                 PRIVACY NOTICE
                                  (UNAUDITED)

The RBB Fund, Inc. MONEY MARKET PORTFOLIO (the "Portfolio") is committed to protecting the confidentiality and security of your private investment records and personal information. Our policies and procedures are designed to safeguard your information and to permit only appropriate and authorized access to and use of this information.

In order to carry out the functions necessary to service your investment account, our service providers collect certain nonpublic personal information from you from the following sources:

     - Information we receive from you over the telephone, on applications, e-mails or other forms (e.g., your name, social security number and address); and

     -    Information about your transactions with the Portfolio.

We restrict access to your personal account information to those service providers and their employees who need to know that information to service your account. The Portfolio may also share all of the information (as described above) that we collect with companies that perform marketing services on our behalf or with other financial institutions with whom we have joint marketing agreements who may suggest additional fund services or other investment products which may be of interest to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

You can be assured that the Portfolio considers your data to be private and confidential, and we will not disclose any nonpublic personal information about you to any unaffiliated third parties, except as permitted by law. If you decide to close your account(s) or become an inactive customer, we will adhere to the privacy policies and practices as described in this notice.

If you have any questions or comments about our privacy practices, please call us at (800) 430-9618.

                               THE RBB FUND, INC.
                             MONEY MARKET PORTFOLIO
                             FUND EXPENSE EXAMPLES
                                  (UNAUDITED)

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution fees, and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the six-month period from March 1, 2009 through August 31, 2009 and held for the entire period.

ACTUAL EXPENSES

The first line of the accompanying tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the accompanying tables provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees that may be incurred by shareholders of other funds. Therefore, the second line of the accompanying tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

                                                MONEY MARKET PORTFOLIO - BEDFORD CLASS
                                           -----------------------------------------------
                                             BEGINNING          ENDING       EXPENSES PAID
                                           ACCOUNT VALUE    ACCOUNT VALUE        DURING
                                           MARCH 1, 2009   AUGUST 31, 2009      PERIOD*
                                           -------------   ---------------   -------------
Actual                                       $1,000.00        $1,001.00          $2.72
Hypothetical (5% return before expenses)      1,000.00         1,022.45           2.76

                                             MONEY MARKET PORTFOLIO - SANSOM STREET CLASS
                                           -----------------------------------------------
                                             BEGINNING          ENDING       EXPENSES PAID
                                           ACCOUNT VALUE    ACCOUNT VALUE        DURING
                                           MARCH 1, 2009   AUGUST 31, 2009      PERIOD*
                                           -------------   ---------------   -------------
Actual                                        $1,000.00       $1,002.50          $1.26
Hypothetical (5% return before expenses)       1,000.00        1,023.93           1.28

* Expenses are equal to the Portfolio's annualized six month expense ratio of 0.54% for the Bedford Class shares and 0.25% for the Sansom Street Class shares, which includes waived fees or reimbursed expenses, multiplied by the average account value over the period, multiplied by the number of days
     (184) in the most recent fiscal half-year, then divided by 365 to reflect the one-half year period. The Portfolio's ending account value on the first line in each table is based on the actual six-month total return of 0.10% for the Bedford Class shares and 0.25% for the Sansom Street Class shares.

                               THE RBB FUND, INC.
                             MONEY MARKET PORTFOLIO
                        PORTFOLIO HOLDINGS SUMMARY TABLE
                                 AUGUST 31, 2009
                                   (UNAUDITED)

                                           % OF NET
             SECURITY TYPE                  ASSETS       VALUE
----------------------------------------   --------   ------------
Short Term Investments:
   Commercial Paper                          42.5%    $245,683,308
   Certificates of Deposit                   30.8      178,055,300
   Agency Obligations                        12.0       69,291,554
   Repurchase Agreement                       6.5       37,371,000
   Variable Rate Obligations                  4.7       27,180,000
   Municipal Bonds                            2.1       12,300,000
   Master Note                                0.7        4,000,000
   U.S. Treasury Obligations                  0.7        3,795,629
Other Assets in Excess of Liabilities          --           13,826
                                            -----     ------------
NET ASSETS                                  100.0%    $577,690,617
                                            =====     ============

Portfolio holdings are subject to change at any time.

                               THE RBB FUND, INC.
                             MONEY MARKET PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                 AUGUST 31, 2009

                                                            PAR
                                                           (000)        VALUE
                                                          -------   ------------
CERTIFICATES OF DEPOSIT--30.8%
DOMESTIC CERTIFICATES OF DEPOSIT--3.1%
State Street Bank & Trust Co.
   0.340%, 10/07/09 ...................................   $ 5,000   $  5,000,000
   0.290%, 10/27/09 ...................................    13,000     13,000,000
                                                                    ------------
                                                                      18,000,000
                                                                    ------------
YANKEE DOLLAR CERTIFICATES OF DEPOSIT--27.7% (a)
Abbey National Treasury Service,
   Connecticut(b)
   0.760%, 07/20/10 ...................................     3,555      3,555,000
Banco Bilbao Vizcaya Argentaria S.A.,
   New York
   1.070%, 10/29/09 ...................................     4,000      4,000,064
   0.525%, 12/30/09 ...................................     2,000      2,000,033
Barclays Bank PLC, New York
   0.320%, 11/02/09 ...................................    10,000     10,000,000
   0.330%, 11/09/09 ...................................     5,000      5,000,000
   0.650%, 02/26/10 ...................................     5,000      5,000,000
BNP Paribas SA, New York
   0.650%, 11/20/09 ...................................     3,000      3,000,000
   0.470%, 01/08/10 ...................................     5,000      5,000,000
   0.450%, 01/19/10 ...................................     6,000      6,000,000
Deutsche Bank AG, New York
   0.300%, 11/12/09 ...................................     5,000      5,000,000
Dexia Credit Local, New York(b)(d)
   0.514%, 09/17/09 ...................................     6,000      6,000,000
DnB NOR BANK ASA, New York
   0.670%, 12/10/09 ...................................     3,000      3,000,000
   0.500%, 01/07/10 ...................................     7,000      7,000,000
   0.460%, 01/08/10 ...................................     6,000      6,000,000
Lloyds TSB Bank PLC, New York
   0.440%, 10/23/09 ...................................     5,000      5,000,000
   0.440%, 10/26/09 ...................................    10,000     10,000,000
   0.420%, 11/04/09 ...................................     6,000      6,000,000
Rabobank Nederland NV, New York
   0.400%, 02/05/10 ...................................     5,000      5,000,000
Royal Bank of Scotland, Connecticut
   0.630%, 09/18/09 ...................................     5,000      5,000,024
   0.630%, 09/30/09 ...................................     8,000      8,000,000
   0.500%, 10/19/09 ...................................     3,000      3,000,000
Royal Bank of Scotland, New York
   0.500%, 10/13/09 ...................................     5,000      5,000,000

                                                            PAR
                                                           (000)        VALUE
                                                          -------   ------------
CERTIFICATES OF DEPOSIT--(CONTINUED)
YANKEE DOLLAR CERTIFICATES OF DEPOSIT--(CONTINUED)
Societe Generale, New York
   0.800%, 11/06/09 ...................................   $10,000   $ 10,000,000
   0.520%, 01/08/10 ...................................     5,000      5,000,000
   0.440%, 01/11/10 ...................................     4,000      4,000,000
Svenska Handelsbanken, New York
   0.570%, 12/14/09 ...................................     4,000      4,000,115
Toronto Dominion Bank, New York
   0.440%, 09/15/09 ...................................     4,000      4,000,008
UBS AG, Stamford
   0.710%, 09/04/09 ...................................     1,000      1,000,000
   0.700%, 09/28/09 ...................................     1,500      1,500,056
   0.600%, 10/08/09 ...................................     8,000      8,000,000
Westpac Banking Corp., New York
   0.400%, 01/28/10 ...................................     5,000      5,000,000
                                                                    ------------
                                                                     160,055,300
                                                                    ------------
   TOTAL CERTIFICATES OF DEPOSIT
      (Cost $178,055,300) .............................              178,055,300
                                                                    ------------
COMMERCIAL PAPER--42.5% (e)
ASSET BACKED--25.0%
Antalis US Funding Corp.
   0.280%, 09/14/09 ...................................     8,000      7,999,191
   0.400%, 10/08/09 ...................................     9,500      9,496,094
   0.400%, 10/09/09 ...................................     9,000      8,996,200
Atlantis One Funding Corp.
   0.370%, 09/10/09 ...................................    10,000      9,999,068
   0.380%, 09/10/09 ...................................     4,000      3,999,627
   0.360%, 10/02/09 ...................................     5,000      4,998,450
   0.310%, 11/06/09 ...................................     8,000      7,995,453
   0.270%, 11/23/09 ...................................     1,501      1,500,066
Cancara Asset Securitisation LLC
   0.300%, 09/14/09 ...................................     5,000      4,999,458
Fairway Finance Co. LLC
   0.350%, 10/09/09 ...................................     5,078      5,076,124
   0.330%, 10/13/09 ...................................     2,000      1,999,230
   0.290%, 11/06/09 ...................................    15,000     14,992,025
Kitty Hawk Funding Corp.
   0.320%, 10/16/09 ...................................     5,000      4,998,000
Liberty Street Funding LLC
   0.230%, 09/01/09 ...................................     5,000      5,000,000
Nieuw Amsterdam Receivables Corp.
   0.470%, 09/15/09 ...................................     3,000      2,999,452

                 See Accompanying Notes to Financial Statements.

                               THE RBB FUND, INC.
                             MONEY MARKET PORTFOLIO
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                 AUGUST 31, 2009

                                                            PAR
                                                           (000)        VALUE
                                                          -------   ------------
COMMERCIAL PAPER--(CONTINUED)
ASSET BACKED--(CONTINUED)
Regency Markets No. 1 LLC
   0.200%, 09/04/09 ...................................   $ 5,219   $  5,218,913
Romulus Funding Corp.
   0.600%, 09/09/09 ...................................     5,000      4,999,333
Scaldis Capital LLC
   0.300%, 09/02/09 ...................................     7,000      6,999,942
   0.300%, 09/08/09 ...................................     5,000      4,999,708
Solitaire Funding LLC
   0.320%, 09/01/09 ...................................     5,000      5,000,000
   0.350%, 10/09/09 ...................................     2,000      1,999,261
Straight-A Funding LLC
   0.370%, 09/08/09 ...................................     2,000      1,999,856
   0.370%, 09/10/09 ...................................     3,000      2,999,723
   0.330%, 10/13/09 ...................................     5,000      4,998,075
Thunder Bay Funding LLC
   0.320%, 09/14/09 ...................................    10,000      9,998,844
                                                                    ------------
                                                                     144,262,093
                                                                    ------------
BANKS--17.5%
Banco Bilbao Vizcaya Argentaria S.A., London
   1.005%, 11/13/09 ...................................     6,500      6,486,819
Citigroup Funding, Inc.
   0.400%, 09/01/09 ...................................     5,000      5,000,000
   0.400%, 09/02/09 ...................................     5,000      4,999,945
   0.400%, 09/09/09 ...................................     4,000      3,999,645
Danske Corp.
   0.740%, 11/05/09 ...................................     9,000      8,987,975
   0.240%, 11/30/09 ...................................     6,000      5,996,400
Deutsche Bank Financial LLC
   0.300%, 11/03/09 ...................................    15,000     14,992,125
DnB NOR BANK ASA
   1.600%, 10/08/09 ...................................     5,000      4,991,778
ING US Funding LLC
   0.290%, 11/09/09 ...................................     5,000      4,997,221
JPMorgan Chase Funding, Inc.
   0.280%, 11/04/09 ...................................    12,000     11,994,027
   0.280%, 11/13/09 ...................................     6,000      5,996,593
Societe Generale North America, Inc.
   0.300%, 11/16/09 ...................................     5,000      4,996,833
   0.420%, 01/27/10 ...................................     4,000      3,993,093

                                                            PAR
                                                           (000)        VALUE
                                                          -------   ------------
COMMERCIAL PAPER--(CONTINUED)
BANKS--(CONTINUED)
UBS Finance (Delaware) LLC
   0.700%, 09/02/09 ...................................   $ 2,000   $  1,999,961
   0.525%, 11/04/09 ...................................    12,000     11,988,800
                                                                    ------------
                                                                     101,421,215
                                                                    ------------
   TOTAL COMMERCIAL PAPER
      (Cost $245,683,308) .............................              245,683,308
                                                                    ------------
MUNICIPAL BONDS--2.1%
North Carolina Housing Finance Agency,
   Home Ownership, Series 15,
   Class C, RB(b)(d)
   0.500%, 09/02/09 ...................................    12,300     12,300,000
                                                                    ------------
   TOTAL MUNICIPAL BONDS
      (Cost $12,300,000) ..............................               12,300,000
                                                                    ------------
VARIABLE RATE OBLIGATIONS--4.7%
BANKS--2.8%
Bank of Montreal, Chicago(a)(b)(c)
   0.796%, 10/05/09 ...................................     2,850      2,850,000
HSBC USA Inc.(b)
   0.925%, 10/15/09 ...................................       525        525,000
ING USA Global Funding Trust VI(b)
   1.080%, 09/18/09 ...................................       855        855,000
Nordea Bank(b)(c)
   0.872%, 10/24/09 ...................................     2,050      2,050,000
Rabobank Nederland NV
   0.259%, 10/07/09(b)(c)(d) ..........................     4,900      4,900,000
   0.479%, 05/04/10(b) ................................     5,000      5,000,000
                                                                    ------------
                                                                      16,180,000
                                                                    ------------
COSMETICS-TOILETRY--1.9%
Procter & Gamble International Funding SCA(b)
   0.478%, 05/07/10 ...................................    11,000     11,000,000
                                                                    ------------
   TOTAL VARIABLE RATE OBLIGATIONS
      (Cost $27,180,000) ..............................               27,180,000
                                                                    ------------

                 See Accompanying Notes to Financial Statements.

                               THE RBB FUND, INC.
                             MONEY MARKET PORTFOLIO
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                 AUGUST 31, 2009

                                                            PAR
                                                           (000)        VALUE
                                                          -------   ------------
AGENCY OBLIGATIONS--12.0%
Federal Home Loan Bank
   0.580%, 09/02/09 ...................................   $ 3,000   $  2,999,952
   0.590%, 09/09/09 ...................................    10,000      9,998,689
   0.300%, 01/20/10 ...................................     2,000      1,997,650
   0.700%, 02/05/10(b) ................................     2,385      2,385,000
   0.785%, 02/26/10(b) ................................     2,385      2,385,000
   0.388%, 07/09/10(b) ................................     4,265      4,264,270
   0.498%, 10/08/10(b) ................................     3,100      3,098,972
Federal Home Loan Mortgage Corp.
   0.510%, 07/06/10 ...................................     4,800      4,779,056
   0.405%, 07/14/10(b) ................................     2,500      2,499,244
   0.387%, 08/24/10(b) ................................     1,895      1,895,080
   0.630%, 09/03/10(b) ................................     2,865      2,864,423
   0.344%, 02/14/11(b) ................................    12,825     12,822,063
   0.657%, 04/01/11(b) ................................     5,000      5,007,983
   0.352%, 05/05/11(b) ................................    10,000      9,994,948
Federal National Mortgage Assoc.(b)
   0.422%, 08/05/10 ...................................     2,300      2,299,224
                                                                    ------------
   TOTAL AGENCY OBLIGATIONS
      (Cost $69,291,554) ..............................               69,291,554
                                                                    ------------
U.S. TREASURY OBLIGATIONS--0.7%
U.S. Treasury Bills
   0.321%, 09/03/09 ...................................     2,800      2,799,950
   0.472%, 07/29/10 ...................................     1,000        995,679
                                                                    ------------
   TOTAL U.S. TREASURY OBLIGATIONS
      (Cost $3,795,629) ...............................               3,795,629
                                                                    ------------
MASTER NOTE--0.7%
Bank of America Securities LLC(b)(d)
   0.480%, 09/01/09 ...................................     4,000      4,000,000
                                                                    ------------
   TOTAL MASTER NOTE
      (Cost $4,000,000) ...............................               4,000,000
                                                                    ------------

                                                            PAR
                                                           (000)        VALUE
                                                          -------   ------------
REPURCHASE AGREEMENT--6.5%
Deutsche Bank Securities Inc.
   (Tri-Party Agreement dated 08/31/09 to be
   repurchased at $37,371,208, collateralized
   by $38,130,000 par value, Federal Home Loan
   Bank, 0.00%, due 02/17/12, Fair Value of the
   collateral is $38,121,188)
   0.200%, 09/01/09 ...................................   $37,371   $ 37,371,000
                                                                    ------------
      TOTAL REPURCHASE AGREEMENT
         (Cost $37,371,000) ...........................               37,371,000
                                                                    ------------
TOTAL INVESTMENTS AT VALUE--100.0%
   (Cost $577,676,791)* ...............................              577,676,791
                                                                    ------------
OTHER ASSETS IN EXCESS OF
   LIABILITIES--0.0% ..................................                   13,826
                                                                    ------------
NET ASSETS (APPLICABLE TO 545,130,028 BEDFORD SHARES
   AND 32,493,632 SANSOM STREET SHARES )--100.0% ......             $577,690,617
                                                                    ============

* Aggregate cost is the same for financial reporting and Federal tax purposes.

(a)  Issuer is a US branch of a foreign domiciled bank.

(b)  Variable Rate Security. Rate shown is as of report date.

(c) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors. At August 31, 2009, these securities amounted to $9,800,000 or 1.7% of net assets. These securities have been determined by the Adviser to be liquid securities.

(d) Rate shown is as of report date and the date shown is date on which principal and accrued interest may be recovered through demand.

(e)  Discount Note. Rate disclosed represents the yield at the time of purchase.

RB   Revenue Bond

                 See Accompanying Notes to Financial Statements.

                               THE RBB FUND, INC.
                             MONEY MARKET PORTFOLIO
                       SCHEDULE OF INVESTMENTS (CONCLUDED)
                                 AUGUST 31, 2009

The following is a summary of the inputs used, as of August 31, 2009, in valuing the Portfolio's investments carried at value (See Note 1 in Notes to Financial Statements):

                                                            LEVEL 2        LEVEL 3
                                   TOTAL       LEVEL 1    SIGNIFICANT   SIGNIFICANT
                                 VALUE AT       QUOTED    OBSERVABLE    UNOBSERVABLE
                             AUGUST 31, 2009    PRICE       INPUTS         INPUTS
                             ---------------   -------   ------------   ------------
Investments in Securities*     $577,676,791      $--     $577,676,791        $--
                               ============      ===     ============        ===

* Please refer to the Schedule of Investments for industry and security type breakouts.

                 See Accompanying Notes to Financial Statements.

                               THE RBB FUND, INC.
                             MONEY MARKET PORTFOLIO
                       STATEMENT OF ASSETS AND LIABILITIES
                                 AUGUST 31, 2009

ASSETS
   Investments, at value (Cost $540,305,791) ...............................   $540,305,791
   Repurchase agreement, at value (Cost $37,371,000) .......................     37,371,000
   Cash ....................................................................            134
   Receivables
      Interest receivable ..................................................        195,835
   Prepaid expenses and other assets .......................................         39,265
                                                                               ------------
         Total assets ......................................................    577,912,025
                                                                               ------------
LIABILITIES
   Payables
      Distribution to shareholders .........................................          6,703
      Distribution fees ....................................................         76,175
      Investment advisory and administration fees ..........................         67,506
      Professional fees ....................................................         27,428
      Custodian fees .......................................................         16,023
      Directors' and officers' fees ........................................          3,255
      Service organization fees (Sansom Street Class) ......................          2,123
   Other accrued expenses and liabilities ..................................         22,195
                                                                               ------------
         Total liabilities .................................................        221,408
                                                                               ------------
   Net Assets ..............................................................   $577,690,617
                                                                               ============
NET ASSETS CONSIST OF
   Par Value ...............................................................   $    577,624
   Paid-in Capital .........................................................    577,046,035
   Undistributed net investment income .....................................         66,958
                                                                               ------------
   Net Assets ..............................................................   $577,690,617
                                                                               ============
BEDFORD CLASS
   Net assets ..............................................................   $545,194,219
                                                                               ------------
   Shares outstanding ($0.001 par value, 1,500,000,000 shares authorized) ..    545,130,028
                                                                               ------------
   Net asset value, offering and redemption price per share ................   $       1.00
                                                                               ============
SANSOM STREET CLASS
   Net assets ..............................................................   $ 32,496,398
                                                                               ------------
   Shares outstanding ($0.001 par value, 1,500,000,000 shares authorized) ..     32,493,632
                                                                               ------------
   Net asset value, offering and redemption price per share ................   $       1.00
                                                                               ============

                 See Accompanying Notes to Financial Statements.

                               THE RBB FUND, INC.
                             MONEY MARKET PORTFOLIO
                             STATEMENT OF OPERATIONS
                       FOR THE YEAR ENDED AUGUST 31, 2009

INVESTMENT INCOME
   Interest ..............................................   $ 5,998,841
                                                             -----------
      Total investment income ............................     5,998,841
                                                             -----------
EXPENSES
   Distribution fees(1) ..................................     2,691,995
   Investment advisory and administration fees ...........     1,916,449
   Directors' and officers' fees .........................       155,648
   Temporary Guarantee Program Participation fees(2) .....       136,809
   Custodian fees ........................................       106,189
   Professional fees .....................................        96,262
   Printing and shareholder reporting fees ...............        55,695
   Transfer agent fees ...................................        53,364
   Regulatory administration fees ........................        48,889
   Insurance fees ........................................        48,603
   Registration and filing fees ..........................        31,149
   Service organization fees (Sansom Street Class) .......         3,454
   Other expenses ........................................        15,813
                                                             -----------
      Total expenses before waivers ......................     5,360,319
      Less: waivers ......................................    (2,394,102)
                                                             -----------
   Net expenses after waivers ............................     2,966,217
                                                             -----------
   Net investment income .................................     3,032,624
                                                             -----------
   Net realized gain from investments ....................        52,978
                                                             -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .....   $ 3,085,602
                                                             ===========

(1)  See Note 2 in Notes to Financial Statements

(2)  See Note 5 in Notes to Financial Statements

                 See Accompanying Notes to Financial Statements.

                               THE RBB FUND, INC.
                             MONEY MARKET PORTFOLIO
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                      FOR THE           FOR THE
                                                                     YEAR ENDED        YEAR ENDED
                                                                  AUGUST 31, 2009   AUGUST 31, 2008
                                                                  ---------------   ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
      Net investment income ...................................    $    3,032,624    $   9,100,028
      Net realized gain from investments ......................            52,978           20,643
                                                                   --------------    -------------
Net increase in net assets resulting from operations ..........         3,085,602        9,120,671
                                                                   --------------    -------------
DIVIDENDS TO SHAREHOLDERS FROM:
   Net investment income:
      Bedford Class ...........................................        (2,706,207)      (8,433,248)
      Sansom Street Class .....................................          (326,417)        (666,780)
                                                                   --------------    -------------
Net decrease in net assets from dividends to shareholders .....        (3,032,624)      (9,100,028)
                                                                   --------------    -------------
CAPITAL TRANSACTIONS (AT $1.00 PER SHARE):
   Proceeds from shares sold:
      Bedford Class ...........................................     1,083,664,728      693,423,026
      Sansom Street Class .....................................       163,775,264      154,552,391
   Shares issued on reinvestment of distributions:
      Bedford Class ...........................................         2,689,574        8,739,785
      Sansom Street Class .....................................            40,581          147,473
   Shares repurchased:
      Bedford Class ...........................................      (860,595,942)    (601,709,451)
      Sansom Street Class .....................................      (160,072,689)    (141,303,481)
                                                                   --------------    -------------
Net increase in net assets derived from capital transactions ..       229,501,516      113,849,743
                                                                   --------------    -------------
Total increase in net assets ..................................       229,554,494      113,870,386
NET ASSETS:
   Beginning of year ..........................................       348,136,123      234,265,737
                                                                   --------------    -------------
   End of year ................................................    $  577,690,617    $ 348,136,123
                                                                   ==============    =============
Undistributed net investment income, end of year ..............    $       66,958    $         831
                                                                   ==============    =============
SHARE TRANSACTIONS:
   Shares sold
      Bedford Class ...........................................     1,083,664,728      693,423,026
      Sansom Street Class .....................................       163,775,264      154,552,391
   Shares reinvested
      Bedford Class ...........................................         2,689,574        8,739,785
      Sansom Street Class .....................................            40,581          147,473
   Shares repurchased
      Bedford Class ...........................................      (860,595,942)    (601,709,451)
      Sansom Street Class .....................................      (160,072,689)    (141,303,481)
                                                                   --------------    -------------
Total Share Activity ..........................................       229,501,516      113,849,743
                                                                   ==============    =============

                 See Accompanying Notes to Financial Statements.

                               THE RBB FUND, INC.
                             MONEY MARKET PORTFOLIO
                              FINANCIAL HIGHLIGHTS
                 (FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)

                                                                            THE BEDFORD CLASS
                                         ---------------------------------------------------------------------------------------
                                             FOR THE           FOR THE           FOR THE           FOR THE           FOR THE
                                               YEAR              YEAR              YEAR              YEAR              YEAR
                                              ENDED             ENDED             ENDED             ENDED             ENDED
                                         AUGUST 31, 2009   AUGUST 31, 2008   AUGUST 31, 2007   AUGUST 31, 2006   AUGUST 31, 2005
                                         ---------------   ---------------   ---------------   ---------------   ---------------
Net asset value, beginning of year ...      $   1.00          $   1.00          $   1.00          $   1.00          $   1.00
                                            --------          --------          --------          --------          --------
Income from investment operations:
   Net investment income .............        0.0074            0.0307            0.0447            0.0388            0.0162
   Net gains (losses) on securities ..            --(b)             --(b)             --(b)             --(b)             --(b)
                                            --------          --------          --------          --------          --------
      Total net income from investment
         operations ..................        0.0074            0.0307            0.0447            0.0388            0.0162
                                            --------          --------          --------          --------          --------
Less dividends and distributions:
   Dividends (from net investment
      income) ........................       (0.0074)          (0.0307)          (0.0447)          (0.0388)          (0.0162)
                                            --------          --------          --------          --------          --------
Net asset value, end of year .........      $   1.00          $   1.00          $   1.00          $   1.00          $   1.00
                                            ========          ========          ========          ========          ========
   Total Return ......................          0.74%             3.12%             4.56%             3.95%             1.63%
Ratios/Supplemental Data
   Net assets, end of year
      (000's omitted) ................      $545,194          $319,387          $218,914          $150,657          $109,495
   Ratios of expenses to average
      net assets(a) ..................          0.69%             0.90%             0.90%             0.85%             0.97%
   Ratios of net investment income
      to average net assets ..........          0.65%             2.94%             4.47%             3.81%             1.68%

(a) Without the waiver of advisory fees, distribution fees, and/or reimbursement of certain operating expenses, the ratios of expenses to average net assets for the Bedford Class of the Money Market Portfolio would have been 1.24%, 1.23%, 1.29%, 1.34% and 1.23% for the years ended August 31, 2009, 2008, 2007, 2006 and 2005, respectively.

(b)  Amount is less than $0.00005 per share.

                 See Accompanying Notes to Financial Statements.

                               THE RBB FUND, INC.
                             MONEY MARKET PORTFOLIO
                        FINANCIAL HIGHLIGHTS (CONCLUDED)
                 (FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)

                                                                            THE SANSOM STREET CLASS
                                         ---------------------------------------------------------------------------------------
                                             FOR THE           FOR THE           FOR THE           FOR THE           FOR THE
                                               YEAR              YEAR              YEAR              YEAR              YEAR
                                              ENDED             ENDED             ENDED             ENDED             ENDED
                                         AUGUST 31, 2009   AUGUST 31, 2008   AUGUST 31, 2007   AUGUST 31, 2006   AUGUST 31, 2005
                                         ---------------   ---------------   ---------------   ---------------   ---------------
Net asset value, beginning of year ...      $   1.00          $   1.00          $   1.00          $   1.00          $   1.00
                                            --------          --------          --------          --------          --------
Income from investment operations:
   Net investment income .............        0.0121            0.0365            0.0502            0.0434            0.0239
   Net gains (losses) on securities ..            --(b)             --(b)             --(b)             --(b)             --(b)
                                            --------          --------          --------          --------          --------
      Total net income from investment
         operations ..................        0.0121            0.0365            0.0502            0.0434            0.0239
                                            --------          --------          --------          --------          --------
Less dividends and distributions:
   Dividends (from net investment
      income) ........................       (0.0121)          (0.0365)          (0.0502)          (0.0434)          (0.0239)
                                            --------          --------          --------          --------          --------
Net asset value, end of year .........      $   1.00          $   1.00          $   1.00          $   1.00          $   1.00
                                            ========          ========          ========          ========          ========
   Total Return ......................          1.21%             3.71%             5.14%             4.42%             2.41%
Ratios/Supplemental Data
   Net assets, end of year
      (000's omitted) ................      $ 32,496          $ 28,749          $ 15,352          $ 15,525          $ 87,304
   Ratios of expenses to average
      net assets(a) ..................          0.25%             0.31%             0.35%             0.26%             0.20%
   Ratios of net investment income to
      average net assets .............          0.93%             3.64%             5.02%             4.25%             2.39%

(a) Without the waiver of advisory fees and reimbursement of certain operating expenses, the ratios of expenses to average net assets for the Sansom Street Class of the Money Market Portfolio would have been 0.60%, 0.60%, 0.69%, 0.67% and 0.67% for the years ended August 31, 2009, 2008, 2007,
     2006 and 2005, respectively.

(b)  Amount is less than $0.00005 per share.

                 See Accompanying Notes to Financial Statements.

                               THE RBB FUND, INC.
                             MONEY MARKET PORTFOLIO
                          NOTES TO FINANCIAL STATEMENTS
                                 AUGUST 31, 2009

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The RBB Fund, Inc. ("RBB" or the "Company") was incorporated under the laws of the State of Maryland on February 29, 1988, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. RBB is a "series fund," which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently, RBB has nineteen active investment portfolios, including the Money Market Portfolio ("Portfolio"), which comprise the RBB family of funds.

     RBB has authorized capital of one hundred billion shares of common stock of which 78.973 billion shares are currently classified into one hundred and twenty-nine classes of common stock. The Portfolio has issued shares with a par value of $0.001. Each class represents an interest in an active or inactive RBB investment portfolio. The active classes have been grouped into ten separate "families."

     SECURITY VALUATION -- Securities held in the Portfolio are valued under the amortized cost method, which approximates fair value. Under this method, securities are valued at cost when purchased and thereafter a constant accretion of discount or amortization of premium is recorded until maturity of the security. Regular review and monitoring of the valuation is performed to ensure that cost continues to approximate fair value and to avoid dilution or other unfair results to shareholders. The Portfolio seeks to maintain net asset value per share at $1.00.

     Effective September 1, 2008, the Portfolio adopted Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards No. 157 ("SFAS 157"), Fair Value Measurements. This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. The three levels of the fair value hierarchy under SFAS 157 are described below:

     -    Level 1 -- quoted prices in active markets for identical securities

     - Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

     - Level 3 -- significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments)

     In April 2009, FASB issued FASB Staff Position No. 157-4, ("FSP 157-4") Determining Fair Value when the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly. FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. FSP 157-4 provides additional guidance for estimating fair value in accordance with SFAS 157 when the volume and level of activity for the asset or liability have significantly decreased. FSP 157-4 also includes guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 requires entities to describe the inputs and valuation techniques used to measure fair value and changes in those techniques and related inputs during the period. FSP 157-4 expands the three-level hierarchy disclosure and the level three roll-forward disclosure for each major security type as described in paragraph 19 of Statement of Financial Accounting Standards No. 115, Accounting for Certain Investments in Debt and Equity Securities.

     The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value the Portfolio's investments as of August 31, 2009 is included with the Portfolio's Schedule of Investments.

                               THE RBB FUND, INC.
                             MONEY MARKET PORTFOLIO
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 AUGUST 31, 2009

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     SECURITY TRANSACTIONS, INVESTMENT INCOME, AND EXPENSES -- Security transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is accrued when earned. Certain expenses, such as distribution, transfer agency and printing, are class specific expenses and vary by class. Expenses not directly attributable to a specific portfolio or class are allocated based on relative net assets of each portfolio and class. Expenses incurred on behalf of a specific class, fund or fund family are charged directly to the class, fund or fund family (in proportion to net assets). Expenses incurred for all portfolios within the Company (such as director or professional fees) are charged to all portfolios in proportion to their average net assets.

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends from net investment income are declared daily, recorded on the ex-date and paid monthly. All dividends from net investment income are taxed as ordinary income. Any net realized capital gains are distributed at least annually. Income subject to dividends and capital gain subject to distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

     FEDERAL INCOME TAXES -- No provision is made for federal income taxes. It is the Company's intention to have each portfolio continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code and make the requisite distributions to its shareholders which will be sufficient to relieve it from federal income and excise taxes.

     REPURCHASE AGREEMENTS -- Money market instruments may be purchased from financial institutions, such as banks and non-bank dealers, subject to the seller's agreement to repurchase them at an agreed upon date and price. Collateral for repurchase agreements may have longer maturities than the maximum permissible remaining maturity of portfolio investments, provided the repurchase agreements themselves mature in 13 months or less. The seller is required on a daily basis to maintain the value of the securities subject to the agreement at no less than the repurchase price. The agreements are conditioned upon the collateral being deposited under the Federal Reserve book entry system or held in a separate account by the Portfolio's custodian or an authorized securities depository. In the event the counterparty defaults and the fair value of the collateral declines, the Portfolio could experience losses, delays and costs in liquidating the collateral.

     USE OF ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions. These estimates and assumptions affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and those differences could be significant.

     OTHER -- In the normal course of business, the Portfolio may enter into contracts that provide general indemnifications. The Portfolio's maximum exposure under these arrangements is dependent on claims that may be made against the Portfolio in the future and therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.

                               THE RBB FUND, INC.
                             MONEY MARKET PORTFOLIO
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 AUGUST 31, 2009

2. INVESTMENT ADVISER AND OTHER SERVICES

     Pursuant to an Investment Advisory and Administration Agreement, BlackRock Institutional Management Corp. (the "Adviser" or "BIMC"), an indirect subsidiary of The PNC Financial Services Group, Inc., serves as investment adviser and administrator for the Portfolio. BIMC and PNC Global Investment Servicing (U.S.), Inc. ("PNC"), a member of The PNC Financial Services Group, Inc., entered into a delegation agreement on behalf of the Portfolio, wherein PNC has agreed to perform administration and accounting services for an annual fee of 0.10% of the average net assets of the Portfolio, paid out of the fee paid to BIMC.

     For its advisory services, BIMC is entitled to receive the following fees, computed daily and payable monthly, and based on the Portfolio's average daily net assets:

                 ANNUAL RATE
----------------------------------------------
0.45% of first $250 million of net assets;
0.40% of next $250 million of net assets; and 0.35% of net assets in excess of $500 million.

     BIMC may, at its discretion, voluntarily waive and/or reimburse all or any portion of its advisory fee for the Portfolio. For each class of shares within the Portfolio, the net advisory fee charged to each class is the same on a relative basis. For the year ended August 31, 2009, advisory fees and waivers were as follows:

GROSS ADVISORY                   NET ADVISORY
      AND                             AND
ADMINISTRATION                  ADMINISTRATION
      FEE           WAIVER            FEE
--------------   ------------   --------------
  $1,916,449     $(1,543,988)      $372,461

     As of August 31, 2009, the Portfolio owed BIMC $67,506 in advisory and administration fees.

     PNC and PFPC Distributors, Inc. ("PFPC Distributors"), an affiliate of PNC, may also voluntarily waive a portion of their fees and/or reimburse expenses.

     The Portfolio will not pay BIMC, PNC or PFPC Distributors at a later time for any amounts waived or assumed.

     For providing regulatory administration services to RBB, PNC is entitled to receive compensation as agreed to by the Company and PNC. This fee is allocated to each portfolio of the Company in proportion to its net assets.

     PNC serves as the transfer and dividend disbursing agent for each class. For providing transfer agent services, PNC is entitled to receive fees from the Portfolio. PNC may, at its discretion, voluntarily waive all or any portion of its transfer agency fee for any class of shares.

     PFPC Trust Company, an affiliate of PNC, provides certain custodial services to the Portfolio. As compensation for such custodial services, PFPC Trust Company is entitled to receive the following fees, computed daily and payable monthly, and based on the Portfolio's average gross assets:

                   ANNUAL RATE
-------------------------------------------------
0.025% of first $50 million of gross assets;
0.020% of next $50 million of gross assets;
0.015% of gross assets in excess of $100 million.

                               THE RBB FUND, INC.
                             MONEY MARKET PORTFOLIO
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 AUGUST 31, 2009

2. INVESTMENT ADVISER AND OTHER SERVICES (CONTINUED)

     The Portfolio, on behalf of the Bedford Class of shares of the Portfolio, has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan"). The Portfolio has entered into a Distribution Agreement with PFPC Distributors.

     The Plan provides for the Bedford Class to make monthly payments, based on average net assets, to PFPC Distributors of up to 0.65% on an annualized basis. PFPC Distributors may voluntarily waive these fees at its discretion. For the year ended August 31, 2009, distribution fees paid to PFPC Distributors for the Bedford Class were as follows:

                    GROSS                       NET
                DISTRIBUTION               DISTRIBUTION
                     FEE         WAIVER         FEE
                ------------   ---------   ------------
Bedford Class    $2,691,995    $(850,114)   $1,841,881

     The Portfolio has entered into service agreements with banks affiliated with PNC which render support services to customers who are the beneficial owners of the Sansom Street Class in consideration of the payment of 0.10% of the daily net asset value of such shares. For the year ended August 31, 2009, service organization fees were $3,454 for the Portfolio.

3. DIRECTOR COMPENSATION

     The Directors of the Company receive an annual retainer, meeting fees and out of pocket expenses for meetings attended. The aggregate remuneration paid to the Directors by the Company during the fiscal year ended August 31, 2009 was $444,181. Certain employees of PNC are Officers of the Company. They are not compensated by the Portfolio or the Company.

4. FEDERAL INCOME TAX INFORMATION

     The Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Therefore, no federal tax provision is required.

     FASB Interpretation No. 48 ("FIN 48"), Accounting for Uncertainty in Income Taxes, sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed the Portfolio's tax positions taken on federal income tax returns for all open tax years (tax years August 31, 2006-2009) and has concluded that no provision for income tax is required in the Portfolio's financial statements. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management's conclusions regarding the adoption of FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance from the FASB, new tax laws, regulations and administrative interpretations (including court decisions).

     Distributions to shareholders from net investment income and realized gains are determined in accordance with federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on the tax treatment; temporary differences do not require such reclassification.

                               THE RBB FUND, INC.
                             MONEY MARKET PORTFOLIO
                    NOTES TO FINANCIAL STATEMENTS (CONCLUDED)
                                 AUGUST 31, 2009

4. FEDERAL INCOME TAX INFORMATION (CONTINUED)

     The following permanent differences as of August 31, 2009, attributable to the redesignation of dividends paid, were reclassified to the following accounts:

 UNDISTRIBUTED    ACCUMULATED
NET INVESTMENT   NET REALIZED   PAID-IN
 INCOME/(LOSS)    GAIN/(LOSS)   CAPITAL
--------------   ------------   -------
    $66,127        $(66,127)      $--

     As of August 31, 2009 the Portfolio had $73,661 of undistributed ordinary income for federal tax purposes.

     The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term gains are reported as ordinary income for federal income tax purposes.

The tax character of dividends and distributions paid during the last two fiscal years were as follows:

        ORDINARY     LONG-TERM
         INCOME        GAINS
       ----------   ----------
2009   $3,031,192     $1,432
2008   $9,100,028         --

     Dividends paid from net investment income and short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

     For federal income tax purposes, realized capital losses may be carried forward and applied against future realized gains. At August 31, 2009, the Portfolio had no capital loss carryforwards.

     Under federal tax law, foreign currency and capital losses realized after October 31 may be deferred and treated as having arisen on the first day of the following fiscal year. For the year ended August 31, 2009, the Portfolio incurred no post-October capital losses.

5. U.S. DEPARTMENT OF THE TREASURY'S GUARANTEE PROGRAM FOR MONEY MARKET FUNDS

     On October 1, 2008, the Board of Directors of the Company approved the Portfolio's participation in the Guarantee Program for Money Market Funds (the "Guarantee Program") established by the U.S. Department of the Treasury (the "Treasury"). The Guarantee Program provided coverage to shareholders of record in the Portfolio as of the close of business on September 19, 2008 and would be triggered if the Portfolio's NAV falls below $0.9950.

     On October 6, 2008, the Portfolio paid $35,923 to participate in the Guarantee Program, which amount was amortized through December 18, 2008. The initial term of the Guarantee Program expired on December 18, 2008. On December 5, 2008, the Portfolio paid $53,882 to participate in the first extension of the Guarantee Program which extended the Guarantee Program through April 30, 2009. This amount was amortized through April 30, 2009. On April 9, 2009, the Portfolio paid $53,882 to participate in the second extension of the Guarantee Program. This amount will be amortized through September 18, 2009, the date the Guarantee Program expires.

6. SUBSEQUENT EVENTS

     Management has evaluated the impact of all subsequent events on the Portfolio through October 26, 2009, the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the Money Market Portfolio and
Board of Directors of The RBB Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Money Market Portfolio, one of the portfolios constituting The RBB Fund, Inc. (the "Portfolio"), as of August 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Money Market Portfolio of The RBB Fund, Inc. as of August 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Philadelphia, Pennsylvania
October 26, 2009

                               THE RBB FUND, INC.
                             MONEY MARKET PORTFOLIO
                             ADDITIONAL INFORMATION
                                   (UNAUDITED)

PROXY VOTING

     Policies and procedures that the Portfolio uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Portfolio voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling the number shown below and on the Securities and Exchange Commission's ("SEC") website at http://www.sec.gov.

Bedford       (800) 888-9723
Sansom Street (800) 430-9618

QUARTERLY PORTFOLIO SCHEDULES

     The Company files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarter of each fiscal year (quarters ended November 30 and May 31) on Form N-Q. The Company's Form N-Q is available on the SEC website at http://www.sec.gov and may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. Information on the operation of the SEC Public Reference Room may be obtained by calling (202) 551-8090.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

     As required by the 1940 Act, the Board of Directors (the "Board") of the Company, including all of the Directors who are not "interested persons" of the Company, as that term is defined in the 1940 Act (the "Independent Directors"), considered the renewal of the investment advisory agreement between BIMC and the Company (the "Advisory Agreement") on behalf of the Money Market Portfolio at a meeting of the Board held on May 7, 2009. At this meeting, the Board, including all of the Independent Directors, approved the Advisory Agreement for an additional one-year term. The Board's decision to approve the Advisory Agreement reflects the exercise of its business judgment to continue the existing arrangement. In approving the Advisory Agreement, the Board considered information provided by BIMC with the assistance and advice of counsel to the Independent Directors and the Company.

     In considering the renewal of and approval of the Advisory Agreement, the Board took into account all the materials provided prior to and during the meeting, the presentations made during the meeting, and the discussions during the meeting. Among other things, the Board considered (i) the nature, extent, and quality of BIMC's services provided to the Portfolio; (ii) descriptions of the experience and qualifications of BIMC's personnel providing those services;
(iii) BIMC's investment philosophies and processes; (iv) BIMC's assets under management and client descriptions; (v) BIMC's trade allocation policies; (vi) BIMC's current advisory fee arrangement with the Company and other similarly managed clients; (vii) BIMC's compliance procedures; (viii) BIMC's financial information, insurance coverage and profitability analysis related to providing advisory services to the Portfolio; (ix) the extent to which economies of scale are relevant to the Portfolio; (x) a report prepared by Lipper Inc. ("Lipper") comparing the Portfolio's management fees and total expense ratio to those of its Lipper peer group and comparing the performance of the Portfolio to the performance of its Lipper peer group; and (xi) a report comparing the performance of the Portfolio to the performance of its benchmark.

     As part of its review, the Board considered the nature, extent and quality of the services provided by BIMC. The Board concluded that BIMC had substantial resources to provide services to the Portfolio and that BIMC's services had been acceptable.

                               THE RBB FUND, INC.
                             MONEY MARKET PORTFOLIO
                             ADDITIONAL INFORMATION
                                  (UNAUDITED)

     The Board also considered the investment performance of the Portfolio and BIMC. Information on the Portfolio's investment performance was provided for one, three, and five year periods. The Board considered the Portfolio's investment performance in light of its investment objective and investment strategies. The Board concluded that the investment performance of the Portfolio as compared to its benchmark and Lipper peer group was acceptable. In reaching this conclusion, the Board noted the performance of the Portfolio's Bedford Class shares ranked above the peer group median for all periods.

     The Board also considered the advisory fee rate payable by the Portfolio under the Advisory Agreement. In this regard, information on the fees paid by the Portfolio and the Portfolio's total operating expense ratio (before and after fee waivers and expense reimbursements) were compared to similar information for mutual funds advised by other, unaffiliated investment advisory firms. The Board noted that although the contractual advisory fee ranked below the peer group median, actual advisory fees of the Portfolio and actual total expenses of the Portfolio were both lower than the peer group median. In addition, the Board noted that BIMC was voluntarily waiving management fees and reimbursing expenses to limit total annual operating expenses and that BIMC expects to continue these fee waivers and expense reimbursements.

     After reviewing the information regarding BIMC's costs, profitability and economies of scale, and after considering BIMC's services, the Board, including all of the Independent Directors, concluded that the investment advisory fees paid by the Portfolio were fair and reasonable and that the Advisory Agreement should be approved and continued for an additional one-year period ending August 16, 2010.

                               THE RBB FUND, INC.
                             MONEY MARKET PORTFOLIO
                                 FUND MANAGEMENT
                                   (UNAUDITED)

The business and affairs of the Company are managed under the direction of the Company's Board of Directors. The Company is organized under and managed pursuant to Maryland law. The Directors and executive officers of the Company, their dates of birth, business addresses and principal occupations during the past five years are set forth below. The statement of additional information ("SAI") includes additional information about the Directors and is available without charge, upon request, by calling (800) 430-9618.

                                                                                                         NUMBER OF
                                                                                                        PORTFOLIOS
                                                                                                         IN FUND
                                                                                                         COMPLEX
                         POSITION(S)     TERM OF OFFICE                                                  OVERSEEN       OTHER
     NAME, ADDRESS,       HELD WITH      AND LENGTH OF             PRINCIPAL OCCUPATION(S)                  BY      DIRECTORSHIPS
   AND DATE OF BIRTH        FUND        TIME SERVED (1)              DURING PAST 5 YEARS                 DIRECTOR* HELD BY DIRECTOR
   -----------------     ----------- -------------------- --------------------------------------------- ---------- -----------------
                                                            DISINTERESTED DIRECTORS

Nicholas A. Giordano     Director    2006 to present      Consultant, financial services organizations      19     Kalmar Pooled
103 Bellevue Parkway                                      from 1997 to present.                                    Investment Trust;
Wilmington, DE 19809                                                                                               (registered
DOB: 3/43                                                                                                          investment
                                                                                                                   company)
                                                                                                                   WT Mutual
                                                                                                                   Fund; (registered
                                                                                                                   investment
                                                                                                                   company)
                                                                                                                   Independence
                                                                                                                   Blue Cross;
                                                                                                                   IntriCon
                                                                                                                   Corporation (body
                                                                                                                   worn device
                                                                                                                   company)

Francis J. McKay         Director    1988 to present      Retired; Vice President, Fox Chase Cancer         19     None
103 Bellevue Parkway                                      Center (biomedical research and medical
Wilmington, DE 19809                                      care) (2000-2004).
DOB: 12/35

Arnold M. Reichman       Chairman    2005 to present      Director, Gabelli Group Capital Partners,         19     None
103 Bellevue Parkway     Director    1991 to present      L.P. (an investment partnership) from 2000
Wilmington, DE 19809                                      to 2006.
DOB: 5/48

* Each Director oversees nineteen portfolios of the Company that are currently offered for sale.

(1) Subject to the Company's Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until the last day of year 2011, whichever is later, or until his successor is elected and qualified or his death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. Each officer holds office at the pleasure of the Board of Directors until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

                               THE RBB FUND, INC.
                             MONEY MARKET PORTFOLIO
                           FUND MANAGEMENT (CONTINUED)
                                  (UNAUDITED)

                                                                                                         NUMBER OF
                                                                                                        PORTFOLIOS
                                                                                                         IN FUND
                                                                                                         COMPLEX
                         POSITION(S)     TERM OF OFFICE                                                  OVERSEEN       OTHER
     NAME, ADDRESS,       HELD WITH      AND LENGTH OF             PRINCIPAL OCCUPATION(S)                  BY      DIRECTORSHIPS
   AND DATE OF BIRTH        FUND        TIME SERVED (1)              DURING PAST 5 YEARS                 DIRECTOR* HELD BY DIRECTOR
   -----------------     ----------- -------------------- --------------------------------------------- ---------- -----------------
                                                            DISINTERESTED DIRECTORS

Marvin E. Sternberg      Director    1991 to present      Since 1974, Chairman, Director and                19     MTI Holding
103 Bellevue Parkway                                      President, MTI Holding Group, Inc. (formerly             Group, Inc.
Wilmington, DE 19809                                      known as Moyco Technologies, Inc.)                       (formerly known
DOB: 3/34                                                 (manufacturer of precision coated and                    as Moyco
                                                          industrial abrasives).                                   Technologies,
                                                                                                                   Inc.)

Robert A. Straniere      Director    2006 to present      Since 2009, Administrative Law Judge, New         19     Reich and Tang
103 Bellevue Parkway                                      York City. Founding Partner, Straniere Law               Group (asset
Wilmington, DE 19809                                      Firm (1980 to date); Partner, Gotham                     management);
DOB: 3/41                                                 Strategies (consulting firm) (2005 to date);             The SPARX Asia
                                                          Partner, The Gotham Global Group                         Funds Group
                                                          (consulting firm) (2005 to date); President,             (registered
                                                          The New York City Hot Dog Company (2005                  investment
                                                          to date); Partner, Kanter-Davidoff (law firm)            company)
                                                          (2006 to present).

* Each Director oversees nineteen portfolios of the Company that are currently offered for sale.

(1) Subject to the Company's Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until the last day of year 2011, whichever is later, or until his successor is elected and qualified or his death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. Each officer holds office at the pleasure of the Board of Directors until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

                               THE RBB FUND, INC.
                             MONEY MARKET PORTFOLIO
                           FUND MANAGEMENT (CONTINUED)
                                   (UNAUDITED)

                                                                                                         NUMBER OF
                                                                                                        PORTFOLIOS
                                                                                                         IN FUND
                                                                                                         COMPLEX
                         POSITION(S)     TERM OF OFFICE                                                  OVERSEEN       OTHER
     NAME, ADDRESS,       HELD WITH      AND LENGTH OF             PRINCIPAL OCCUPATION(S)                  BY      DIRECTORSHIPS
   AND DATE OF BIRTH        FUND        TIME SERVED (1)              DURING PAST 5 YEARS                 DIRECTOR* HELD BY DIRECTOR
   -----------------     ----------- -------------------- --------------------------------------------- ---------- -----------------
                                                           INTERESTED DIRECTORS(2)

Julian A. Brodsky        Director    1988 to present      Since 1969, Director and Vice Chairman,           19     Comcast
103 Bellevue Parkway                                      Comcast Corporation (cable television and                Corporation;
Wilmington, DE 19809                                      communications).                                         AMDOCS Limited
DOB: 7/33                                                                                                          (service provider
                                                                                                                   to
                                                                                                                   telecommunication
                                                                                                                   s companies)

Robert Sablowsky         Director    1991 to present      Since July 2002, Senior Vice President and        19     Kensington
103 Bellevue Parkway                                      prior thereto, Executive Vice President of               Funds
Wilmington, DE 19809                                      Oppenheimer & Co., Inc., formerly Fahnestock             (registered
DOB: 4/38                                                 & Co., Inc. (a registered broker-dealer).                investment
                                                          Since November 2004, Director of Kensington              company) 6
                                                          Funds.                                                   Portfolios

J. Richard Carnall       Director    2002 to present      Director of Haydon Bolts, Inc. (bolt              19     Cornerstone
103 Bellevue Parkway                                      manufacturer) and Parkway Real Estate                    Bank
Wilmington, DE 19809                                      Company (subsidiary of Haydon Bolts, Inc.)
DOB: 9/38                                                 since 1984; and Director of Cornerstone Bank
                                                          since March 2004.

* Each Director oversees nineteen portfolios of the Company that are currently offered for sale.

(1) Subject to the Company's Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until the last day of year 2011, whichever is later, or until his successor is elected and qualified or his death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. Each officer holds office at the pleasure of the Board of Directors until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

(2) Messrs. Brodsky, Carnall and Sablowsky are considered "interested persons" of the Company as that term is defined in the 1940 Act and are referred to as "Interested Directors." Mr. Brodsky is an "Interested Director" of the Company because a family foundation and certain family trusts own shares of JPMorgan Chase & Co. The investment adviser to the Company's Bear Stearns CUFS MLP Mortgage Portfolio, Bear Stearns Asset Management, Inc., is an indirect subsidiary of JPMorgan Chase. Mr. Carnall is an "Interested Director" of the Company because he owns shares of The PNC Financial Services Group, Inc. The investment adviser to the Company's Money Market Portfolio, BlackRock Institutional Management Corporation, and the Company's principal underwriter, PFPC Distributors, Inc., are indirect subsidiaries of The PNC Financial Services Group, Inc. Mr. Sablowsky is considered an "Interested Director" of the Company by virtue of his position as an officer of Oppenheimer & Co., Inc., a registered broker-dealer.

                               THE RBB FUND, INC.
                             MONEY MARKET PORTFOLIO
                           FUND MANAGEMENT (CONCLUDED)
                                  (UNAUDITED)

                                                                                                         NUMBER OF
                                                                                                        PORTFOLIOS
                                                                                                         IN FUND
                                                                                                         COMPLEX
                         POSITION(S)     TERM OF OFFICE                                                  OVERSEEN       OTHER
     NAME, ADDRESS,       HELD WITH      AND LENGTH OF             PRINCIPAL OCCUPATION(S)                  BY      DIRECTORSHIPS
   AND DATE OF BIRTH        FUND        TIME SERVED (1)              DURING PAST 5 YEARS                 DIRECTOR  HELD BY DIRECTOR
   -----------------     ----------- -------------------- --------------------------------------------- ---------- -----------------
                                                           OFFICERS

Salvatore Faia, Esquire, President   President June 2009  President, Vigilant Compliance Services since     N/A          N/A
CPA                      and Chief   to present and Chief 2004; Senior Legal Counsel, PNC Global
Vigilant Compliance      Compliance  Compliance Officer   Investment Servicing (U.S.), Inc. from 2002
Services                 Officer     2004 to present      to 2004; and Director of Energy Income
713 Chelsea Road                                          Partnership since 2005.
Mullica Hill, NJ 08062
DOB: 12/62

Joel Weiss               Treasurer   June 2009 to present Vice President and Managing Director, PNC         N/A          N/A
103 Bellevue Parkway                                      Global Investment Servicing (U.S.) Inc. since
Wilmington, DE 19809                                      1993
DOB: 1/63

Jennifer Rogers          Secretary   2007 to present      Since 2005, Vice President and Counsel, PNC       N/A          N/A
103 Bellevue Parkway                                      Global Investment Servicing (U.S.), Inc.
Wilmington, DE 19809                                      (financial services company); Associate,
DOB: 7/74                                                 Stradley, Ronon, Stevens & Young, LLC (law
                                                          firm) from 1999 to 2005.

James G. Shaw            Assistant   2005 to present      Since 1995, Vice President of PNC Global          N/A          N/A
103 Bellevue Parkway     Treasurer                        Investment Servicing (U.S.) Inc. (financial
Wilmington, DE 19809                                      services company)
DOB: 10/60

Michael P. Malloy        Assistant   1999 to present      Partner, Drinker Biddle & Reath LLP (law          N/A          N/A
One Logan Square         Secretary                        firm) since 1993
18th and Cherry Streets
Philadelphia, PA 19103
DOB: 7/59

(1) Subject to the Company's Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until the last day of year 2011, whichever is later, or until his successor is elected and qualified or his death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. Each officer holds office at the pleasure of the Board of Directors until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

INVESTMENT ADVISER
BlackRock Institutional Management Corporation
100 Bellevue Parkway
Wilmington, DE 19809

TRANSFER AGENT
PNC Global Investment Servicing (U.S.), Inc.
101 Sabin Street
Pawtucket, RI 02860

PRINCIPAL UNDERWRITER
PFPC Distributors, Inc.
760 Moore Road
King of Prussia, PA 19406

CUSTODIAN
PFPC Trust Company
8800 Tinicum Blvd.
Suite 200
Philadelphia, PA 19153

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
1700 Market Street
Philadelphia, PA 19103-3984

COUNSEL

Drinker Biddle & Reath LLP
One Logan Square
18th and Cherry Streets
Philadelphia, PA 19103-6996

================================================================================

                                   THE BEDFORD
                                      CLASS

                                       OF

                               THE RBB FUND, INC.
                             MONEY MARKET PORTFOLIO

                                  ANNUAL REPORT
                                AUGUST 31, 2009

AN INVESTMENT IN THE PORTFOLIO IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT'S POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO.

THIS REPORT IS SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE PORTFOLIO. IT IS NOT AUTHORIZED FOR DISTRIBUTION UNLESS PRECEDED OR ACCOMPANIED BY A PROSPECTUS FOR THE PORTFOLIO.

================================================================================

                           BOGLE INVESTMENT MANAGEMENT
                             SMALL CAP GROWTH FUND
                                 PRIVACY NOTICE
                                   (UNAUDITED)

The BOGLE INVESTMENT MANAGEMENT SMALL CAP GROWTH FUND of The RBB Fund, Inc. (the "Fund") is committed to protecting the confidentiality and security of your private investment records and personal information. Our policies and procedures are designed to safeguard your information and to permit only appropriate and authorized access to and use of this information.

In order to carry out the functions necessary to service your investment account, our service providers collect certain nonpublic personal information from you from the following sources:

     - Information we receive from you over the telephone, on applications, e-mails or other forms (e.g., your name, social security number and address); and

     -    Information about your transactions with the Fund.

We restrict access to your personal and account information to those service providers and their employees who need to know that information to service your account. The Fund may also share all of the information (as described above) that we collect with companies that perform marketing services on our behalf or with other financial institutions with whom we have joint marketing agreements who may suggest additional Fund services or other investment products which may be of interest to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

You can be assured that the Fund considers your data to be private and confidential, and we will not disclose any nonpublic personal information about you to any unaffiliated third parties, except as permitted by law. If you decide to close your account(s) or become an inactive customer, we will adhere to the privacy policies and practices as described in this notice.

If you have any questions or comments about our privacy practices, please call us at (877) 264-5346.

                           BOGLE INVESTMENT MANAGEMENT
                             SMALL CAP GROWTH FUND
                                  ANNUAL REPORT
                                   (UNAUDITED)

Fellow Shareholder:

The Bogle Small Cap Growth Fund posted robust relative performance from late-November 2008 through the end of the fiscal year, lifting Fund performance over the benchmark for the twelve months ended August 31, 2009. U.S. equity markets rallied strongly in the second half of the fiscal year; however, the rally reversed only about 70% of the extreme market losses experienced in the first half of the period. For the twelve months ended August 31, 2009, the Fund's Investor shares fell -19.14% (net of fees), the Institutional shares lost -19.08%, and the unmanaged Russell 2000(R) Index of small cap stocks dropped -21.29%. Our investment models, designed to measure different characteristics of a stock's level of attractiveness (likelihood of outperforming our benchmark), successfully identified outperforming stocks, after a dismal, protracted and embarrassing run of notably poor performance. The Fund's returns since inception (Investor and Institutional Classes), as reflected by the dollar value of a $10,000 investment made at the start of the Fund, compared to the same investment in the benchmark, are shown in the charts on pages six and seven. The balance of this letter covers the market environment, performance attribution, Fund characteristics, and an update on our research and the mutual fund business at Bogle Investment Management, L.P.

MARKET ENVIRONMENT. The first half of the most recent fiscal year saw equity markets lose roughly half their value, in an environment marked by major commercial and investment bank failures and bailouts, a breakdown in the functioning of the global financial system, a plague of distrust among lenders and other capital providers that caused a massive increase in funding costs (if borrowers could get funding at all), unprecedented central bank intervention, a severe economic contraction, and widespread investor risk aversion (other than that, how was the play, Mrs. Lincoln?). These conditions were discussed in detail in our semiannual letter in February. Market performance turned positive in March, in dramatic fashion, as bottom fishers moved in and were quickly joined by other value players. Investors became persuaded that the government was making strides, if slowly, in stabilizing the economy, and that aggressive corporate restructuring would bode well for future earnings. This outlook was supported by Federal Reserve statements, government bailout plans and programs, changes to mark-to-market accounting rules, and first quarter earnings announcements that generally exceeded (low) expectations. The rally was tested in May and June when both Chrysler and General Motors filed for bankruptcy, but markets generally moved sideways through this period as the news had largely been expected and was already discounted in vehicle manufacturer and other stock prices. Indeed, the equity market's upward march was reignited in mid-July as second quarter earnings season got underway and reports were again generally better than expectations. Investors also reacted favorably to economic data that remained negative but showed improvement relative to prior periods. By the end of our fiscal year (August 31st), markets had recouped roughly 70% of their dollar losses incurred during the severe market downturn. In small cap stocks specifically, the Russell 2000(R) dropped -53% from September through March 9th and rebounded +68% from March 10th through August 31st, remaining down -21% (the tyranny of compounding) for the fiscal year period.

The market rally was led by stocks that had previously underperformed the market and peers, stocks that had a low absolute share price (a factor that receives little attention, but is important at market turning points), and stocks with above average risk (as measured by price variability and other similar information).

The performance advantage enjoyed by oversold and low priced stocks represented a significant reversal of previous underperformance to these factors. In fact, these stocks recouped much of their dramatic fall from the previous six months. The shift in the market in March toward riskier stocks was so powerful (the riskiest stocks outperformed the least risky by more than +62% from March through August) that most of these stocks fully recouped their previous collapse. With these factors having such extreme performance it is important to note that, due to our risk control process, the Fund does not have any meaningful exposure to these factors relative to the benchmark. Having said that, when volatile, low price stocks rally strongly it is an indication of a speculative market environment, which can be a challenge to our investment process. The reason for this is that speculative rallies tend to be characterized by the performance of broad themes, with little regard to individual companies' specific virtues, the latter being what we look for to add value in your portfolio. In fact, two other characteristics of the stocks that tend to rally in these environments, poor fundamentals and worsening earnings, are factors that we try to avoid when picking stocks. That we were able to add value to portfolio returns in this recent speculative rally leads us to believe that (i) there were some fundamental underpinnings to the rally, and (ii) our investment process can be wrong for only so long, or to such a negative degree, before we get paid off.

Within small cap stocks, the market's growth/value orientation oscillated during the fiscal year, with growth stocks generally selling off more than value stocks from September through December, then reversing as growth outperformed value from January through June, then shifting back to value in July and August. Not unusually, all this frenetic activity resulted in little difference between the two as the Russell 2000(R) Growth Index (down -22.02%) and the Russell 2000(R) Value Index (down -20.68%) ended with similar fiscal year returns at the end of August. Thus was provided another lesson on the virtues of patience, and a cautionary note to those who try to market time. As measured by cap-weighted Russell indices, small caps lost more than large caps during last fall's financial crisis, gained more during the market rally, and ended up slightly worse off than large cap stocks for the fiscal year overall. The rally's preference for low absolute share price stocks was reflected in a surge in performance for the equal-weighted Russell 2000(R), which strongly outperformed its cap-weighted counterpart for the fiscal year. For the fiscal year period, the Russell 2000(R) Index fell -21.29%, the larger cap Russell 1000(R) declined -18.41%, and the equal-weighted Russell 2000(R) fell just -5.67%.

PERFORMANCE ATTRIBUTION. For the fiscal year, the Fund's Investor Class shares beat the benchmark Russell 2000(R) by +2.15%, net of all fees, and the Institutional Class shares outperformed by +2.21%, net of all fees. The Fund underperformed its benchmark by a wide margin for the first three months of the period, from September through November, as our composite model (and specifically elements of our financial quality and relative valuation models) failed during the market panic and flight to quality that was characterized by aggressive liquidation and unwinding of even the most attractively priced investments. Market-relative performance began to rebound in late-November, and the Fund outperformed the Russell 2000(R) in seven out of the last nine months of the period. On a standalone basis, all models produced positive performance for the fiscal year with the exception of the earnings expectations model. The relative valuation and short interest models produced notably robust results. The Fund's roughly equal-weighted construction scheme also contributed positively to performance. Stock selection was positive in consumer cyclical, consumer growth, financial and utility stocks.

As of the end of the fiscal year, the Fund was well diversified, holding 146 stocks, with the largest holding representing just 1.2% of portfolio assets. This diversification limits the impact any single stock can have on total Fund performance. In the stock specific examples that follow, we look at two situations where Fund holdings significantly outperformed the benchmark for the fiscal year and one Fund investment that lagged the benchmark. One of the Fund's winners, Tenneco, Inc., a supplier to the automotive industry, was discussed in our last semiannual report as one of our worst performers over that period. This stock has since bounced back strongly (rising over 2000% from its March 2009 low), erasing losses from the semiannual period and accumulating gains to become one of our strongest performers for the fiscal year. This holding not only illustrates that the environment has been favorable for stocks that were beaten down, but also illustrates (at least in this case and according to our metrics) the benefits of being patient and not selling a position simply because it has fallen, even dramatically. It was largely the stock's strong valuation that caused us to hang on. As of the end of August, the stock's earnings expectations metrics were improving. Another winner was Carter's, Inc., the infant/children's apparel company. We established this position in the summer of 2008 based on investment signals that suggested the company had relatively clean financials and an attractive valuation relative to peers. A year later, the stock continues to show high financial quality, the level of short interest in the stock has declined (a good sign), relative valuation is neutral, and earnings expectations have turned positive. Finally, one of our underperformers was Penson Worldwide, Inc., a firm that provides clearing and execution services to the financial industry. We began to build this position at the start of the fiscal year period as the company looked attractive based on both our earnings expectations and relative valuation signals. The stock price took a big hit during the financial crisis, falling from about $17 at the end of August 2008 to a low of $4 in early March. The stock has since bounced back up to $10 as of the end of August 2009, still down about -40% for the fiscal year. While the stock continues to have attractive relative valuation, most of its other fundamentals have deteriorated according to our measures and we have been deliberately reducing this position.

FUND CHARACTERISTICS. We have maintained Fund characteristics in line with the benchmark, as shown in the table. As of the end of August, the Fund's median market capitalization was modestly below the benchmark. The Fund continued to have a small bias toward companies with somewhat higher long-term earnings growth rates. The Fund's median price-to-earnings and price-to-sales ratios were below benchmark, reflecting the influence of our relative valuation model. In fact, the spreads between the Fund's and the benchmark's median price-to-earnings ratios remained at historically attractive levels. The Fund's fiscal-year period active risk (the volatility of Fund performance relative to benchmark), at 11.0%, was above the Fund's long-term average of 7.1%, annualized, reflecting primarily a more volatile overall market environment. Indeed, both Fund and Russell 2000(R) annualized standard deviations, at over 50%, were well above their long-term averages of 25.8% and 26.6%, respectively, since inception. Note that as the market has rallied, volatility has declined significantly and standard deviation measures were back down to near long-term average levels, based on trailing three months of daily data ended August 31, 2009.

                          FUNDAMENTAL CHARACTERISTICS
                                 AUGUST 31, 2009

                                                  RUSSELL
                                                  2000(R)
                                         BOGLX*    INDEX
                                         -----   --------
MEDIAN
Median Market Cap ($mil.)                $ 711    $ 798
Long-Term Estimated
   Earnings Growth Rate                   14.5%    13.5%
Price/Historical Earnings                 16.2x    18.9x
Price/Forward Earnings                    13.8x    16.7x
Price/Sales                                0.8x     1.3x

RISK STATISTICS** - FISCAL YEAR PERIOD
Annualized Standard Dev.                  50.8%    53.2%
Annualized Active Risk                    11.0%
Beta with Russell 2000(R)                 0.93
Cash                                       0.5%

* THE BOGLE SMALL CAP GROWTH FUND INVESTOR SHARES. MEDIAN CHARACTERISTICS REFER TO THE FUND'S HOLDINGS, NOT THE FUND ITSELF.

** RISK STATISTICS APPLY TO THE FUND AND BECHMARK. STANDARD DEVIATION IS A STATISTICAL MEASURE OF THE RANGE OF PERFORMANCE. ACTIVE RISK IS THE STANDARD DEVIATION OF THE DIFFERENCE BETWEEN THE FUND AND BENCHMARK PERFORMANCE. BETA IS A MEASURE OF A PORTFOLIO'S SENSITIVITY TO MARKET MOVEMENTS.

REPORT CARD. In this year's self-evaluation of our firm and investment performance we give ourselves a C+. We outperformed our benchmark, but (i) we did not meet our long-term outperformance objective and (ii) we still have ground to make up to recoup our underperformance in the previous fiscal year. We are pleased with recent progress but we have further to go. We continue to look for ways to improve the investment process, but heretofore have been hesitant to significantly alter our models and miss the gratifying recent performance rebound. With the recent strong relative Fund performance, we are likely to start to add new investment insights to our stock selection process, while maintaining exposure to the longer-term fundamental stock selection insights with which you are familiar. We believe these new research insights represent a meaningful improvement to the investment process and position us a bit further away from the investment ideas of many other managers, resulting in less competition for market liquidity, especially in our smallest cap investment ideas. These enhancements include signals that capitalize on institutional and individual investors' behavioral biases, somewhat similar to how we have historically taken advantage of analyst and company management behavioral biases. As we add these new signals to the investment process, you should expect to see some increase in the Fund's turnover rate.

On client service we remain at a grade of B. There is always room for improvement in this area, particularly in your day-to-day contact with shareholder services. Although shareholder inquiries and transactions are outsourced to PNC Global Investment Servicing (U.S.), Inc. we encourage you to let us know if we can assist in this area or if you have any feedback on your experience. We are committed to answering your questions promptly and addressing problems quickly.

PROGRESS AT BOGLE INVESTMENT MANAGEMENT. At the end of August 2009, net assets in the Fund were $89 million, a significant decrease over the last couple of years, and, in all likelihood, another headwind to our ability to add value, as we had to unwind positions to meet redemptions. (Fortunately, those wanting to redeem seem to have already done so, creating a better environment for our patient investors. And we sincerely thank you for this patience!) Fund assets are now below the asset level at which we closed to new investors in March 2002, when the Fund had about $150 million in assets. After long and careful consideration, we have decided to reopen the Fund on November 1, 2009 to new shareholders (the Fund has always remained open to existing shareholders). Our assets under management in both the Fund and the firm overall have declined to a level that allows for us to take on some additional capacity while maintaining our ability to nimbly invest in smaller stocks. In addition, there has been a significant reduction in competitive capital over the last year, which we believe further improves the backdrop for adding value. We will, as always, continually monitor capacity constraints and our assets under management and will reclose the Fund when we think it is in the best interest of the shareholders. Finally, our investment team remains committed to the firm, and we are pleased and proud of the fact that we have not lost a single investment professional since inception of the firm ten years ago, a level of turnover that is almost unheard of in our industry.

More information about the Fund, including historical NAVs, sector allocation, fundamental characteristics, and top ten holdings, can be viewed on our website, www.boglefunds.com. The NAVs are updated daily while the other Fund information is updated quarterly. Fund information is also available on Morningstar.com and other internet-based financial data providers. As always, we thank you for your ongoing support.

Respectfully,

Bogle Investment Management, L.P.
Management Office: 781-283-5000
Shareholder Services Toll Free: 1-877-BOGLEIM (264-5346)

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE PERFORMANCE. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. THIS MATERIAL MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS. THE RUSSELL 2000(R) IS AN INDEX OF STOCKS 1001 THROUGH 3000 IN THE RUSSELL 3000(R) INDEX AS RANKED BY TOTAL MARKET CAPITALIZATION. A DIRECT INVESTMENT IN THE INDEX IS NOT POSSIBLE. INVESTING IN SMALL COMPANIES CAN INVOLVE MORE VOLATILITY, LESS LIQUIDITY, AND LESS PUBLICLY AVAILABLE INFORMATION THAN INVESTING IN LARGE COMPANIES.

     COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN BOGLE INVESTMENT MANAGEMENT SMALL CAP GROWTH FUND INSTITUTIONAL CLASS(1)(2) VS. RUSSELL 2000(R)
                                INDEX (UNAUDITED)

                              (PERFORMANCE GRAPH)

                                AVERAGE ANNUAL TOTAL RETURNS
                                    AS OF AUGUST 31, 2009
                         ------------------------------------------
                           GROWTH       ONE     FIVE       SINCE
                         OF $10,000    YEAR    YEARS   INCEPTION(3)
                         ----------   ------   -----   ------------
BOGLE INVESTMENT
   MANAGEMENT SMALL
   CAP GROWTH FUND --
   INSTITUTIONAL CLASS    $22,217     -19.08%   0.61%      8.38%
RUSSELL 2000(R) INDEX     $15,227     -21.29%   2.20%      4.33%

                       Bogle       Russell
                    Institutional   2000(R)
                      Shares        Index
                    -------------   -------
     9/30/1999        $ 10,000      $ 10,000
    12/31/1999        $ 13,017      $ 11,844
     3/31/2000        $ 15,100      $ 12,683
     6/30/2000        $ 15,933      $ 12,204
     9/30/2000        $ 17,117      $ 12,339
    12/31/2000        $ 16,506      $ 11,486
     3/31/2001        $ 15,075      $ 10,739
     6/30/2001        $ 17,550      $ 12,274
     9/30/2001        $ 15,187       $ 9,722
    12/31/2001        $ 17,369      $ 11,772
     3/31/2002        $ 18,516      $ 12,241
     6/30/2002        $ 17,524      $ 11,218
     9/30/2002        $ 14,212       $ 8,818
    12/31/2002        $ 14,316       $ 9,361
     3/31/2003        $ 13,859       $ 8,941
     6/30/2003        $ 17,239      $ 11,035
     9/30/2003        $ 19,395      $ 12,036
    12/31/2003        $ 22,733      $ 13,784
     3/31/2004        $ 23,992      $ 14,647
     6/30/2004        $ 23,707      $ 14,716
     9/30/2004        $ 22,914      $ 14,296
    12/31/2004        $ 25,200      $ 16,310
     3/31/2005        $ 24,532      $ 15,440
     6/30/2005        $ 25,629      $ 16,106
     9/30/2005        $ 28,079      $ 16,862
    12/31/2005        $ 29,581      $ 17,052
     3/31/2006        $ 34,209      $ 19,429
     6/30/2006        $ 32,073      $ 18,453
     9/30/2006        $ 31,328      $ 18,534
    12/31/2006        $ 34,163      $ 20,184
     3/31/2007        $ 34,924      $ 20,577
     6/30/2007        $ 37,317      $ 21,486
     9/30/2007        $ 35,118      $ 20,822
    12/31/2007        $ 32,284      $ 19,868
     3/31/2008        $ 27,368      $ 17,902
     6/30/2008        $ 26,197      $ 18,006
     9/30/2008        $ 23,450      $ 17,806
    12/31/2008        $ 16,735      $ 13,155
     3/31/2009        $ 14,709      $ 11,188
     6/30/2009        $ 19,613      $ 13,503
     8/31/2009        $ 22,217      $ 15,227


THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END MAY BE OBTAINED AT 1-877-264-5346. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PERFORMANCE QUOTED REFLECTS FEE WAIVERS IN EFFECT AND WOULD HAVE BEEN LESS IN THEIR ABSENCE. THE FUND'S ANNUAL OPERATING EXPENSE RATIO, AS STATED IN THE CURRENT PROSPECTUS DATED DECEMBER 31, 2008, IS 1.44% FOR THE INSTITUTIONAL CLASS PRIOR TO FEE WAIVERS.

----------
(1) The chart and table assume a hypothetical $10,000 initial investment in the fund made on October 1, 1999 (inception) and reflect fund expenses. Investors should note that the fund is an actively managed mutual fund while the index is either unmanaged and does not incur expenses and/or is not available for investment. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(2) Bogle Investment Management waived a portion of its advisory fee and agreed to reimburse a portion of the Fund's operating expenses, if necessary, to maintain the expense limitation as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waivers and reimbursements of fees and expenses in excess of expense limitations. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

(3) For the period October 1, 1999 (commencement of operations) through August 31, 2009.

     COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN BOGLE INVESTMENT MANAGEMENT SMALL CAP GROWTH FUND INVESTOR CLASS(1)(2) VS. RUSSELL 2000(R) INDEX
                                   (UNAUDITED)

                              (PERFORMANCE GRAPH)

                                  AVERAGE ANNUAL TOTAL RETURNS
                                      AS OF AUGUST 31, 2009
                          ------------------------------------------
                            GROWTH       ONE     FIVE      SINCE
                          OF $10,000    YEAR    YEARS   INCEPTION(3)
                          ----------   ------   -----   ------------
BOGLE INVESTMENT
   MANAGEMENT SMALL CAP
   GROWTH FUND --
   INVESTOR CLASS           $22,034    -19.14%   0.50%      8.29%
RUSSELL 2000(R) INDEX       $15,227    -21.29%   2.20%      4.33%

                     Bogle         Russell
                   Investor        2000(R)
                    Shares          Index
                   --------        -------
     9/30/1999      $ 10,000       $ 10,000
    12/31/1999      $ 13,008       $ 11,844
     3/31/2000      $ 15,100       $ 12,683
     6/30/2000      $ 15,925       $ 12,204
     9/30/2000      $ 17,100       $ 12,339
    12/31/2000      $ 16,498       $ 11,486
     3/31/2001      $ 15,058       $ 10,739
     6/30/2001      $ 17,524       $ 12,274
     9/30/2001      $ 15,170        $ 9,722
    12/31/2001      $ 17,334       $ 11,772
     3/31/2002      $ 18,499       $ 12,241
     6/30/2002      $ 17,498       $ 11,218
     9/30/2002      $ 14,187        $ 8,818
    12/31/2002      $ 14,290        $ 9,361
     3/31/2003      $ 13,833        $ 8,941
     6/30/2003      $ 17,196       $ 11,035
     9/30/2003      $ 19,344       $ 12,036
    12/31/2003      $ 22,673       $ 13,784
     3/31/2004      $ 23,923       $ 14,647
     6/30/2004      $ 23,630       $ 14,716
     9/30/2004      $ 22,837       $ 14,296
    12/31/2004      $ 25,114       $ 16,310
     3/31/2005      $ 24,437       $ 15,440
     6/30/2005      $ 25,524       $ 16,106
     9/30/2005      $ 27,947       $ 16,862
    12/31/2005      $ 29,449       $ 17,052
     3/31/2006      $ 34,049       $ 19,429
     6/30/2006      $ 31,899       $ 18,453
     9/30/2006      $ 31,153       $ 18,534
    12/31/2006      $ 33,955       $ 20,184
     3/31/2007      $ 34,718       $ 20,577
     6/30/2007      $ 37,090       $ 21,486
     9/30/2007      $ 34,898       $ 20,822
    12/31/2007      $ 32,061       $ 19,868
     3/31/2008      $ 27,165       $ 17,902
     6/30/2008      $ 26,005       $ 18,006
     9/30/2008      $ 23,270       $ 17,806
    12/31/2008      $ 16,603       $ 13,155
     3/31/2009      $ 14,594       $ 11,188
     6/30/2009      $ 19,456       $ 13,503
     8/31/2009      $ 22,034       $ 15,227


THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END MAY BE OBTAINED AT 1-877-264-5346. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PERFORMANCE QUOTED REFLECTS FEE WAIVERS IN EFFECT AND WOULD HAVE BEEN LESS IN THEIR ABSENCE. THE FUND'S ANNUAL OPERATING EXPENSE RATIO, AS STATED IN THE CURRENT PROSPECTUS DATED DECEMBER 31, 2008, IS 1.54% FOR THE INVESTOR CLASS PRIOR TO FEE WAIVERS.

----------
(1) The chart and table assume a hypothetical $10,000 initial investment in the fund made on October 1, 1999 (inception) and reflect fund expenses. Investors should note that the fund is an actively managed mutual fund while the index is either unmanaged and does not incur expenses and/or is not available for investment. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(2) Bogle Investment Management waived a portion of its advisory fee and agreed to reimburse a portion of the Fund's operating expenses, if necessary, to maintain the expense limitation as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waivers and reimbursements of fees and expenses in excess of expense limitations. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

(3) For the period October 1, 1999 (commencement of operations) through August 31, 2009.

                           BOGLE INVESTMENT MANAGEMENT
                              SMALL CAP GROWTH FUND
                              FUND EXPENSE EXAMPLES
                                   (UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, shareholder servicing fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the six-month period from March 1, 2009 through August 31, 2009, and held for the entire period.

ACTUAL EXPENSES

The first line of the accompanying tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the accompanying tables provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the accompanying tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                  INSTITUTIONAL CLASS
                       ---------------------------------------------------------------------
                       BEGINNING ACCOUNT VALUE   ENDING ACCOUNT VALUE   EXPENSES PAID DURING
                            MARCH 1, 2009           AUGUST 31, 2009            PERIOD*
                       -----------------------   --------------------   --------------------
Actual                        $1,000.00                $1,623.10                $8.26
Hypothetical
   (5% return before
   expenses)                   1,000.00                 1,018.82                 6.38

                           BOGLE INVESTMENT MANAGEMENT
                              SMALL CAP GROWTH FUND
                        FUND EXPENSE EXAMPLES (CONCLUDED)
                                   (UNAUDITED)

                                                    INVESTOR CLASS
                       ---------------------------------------------------------------------
                       BEGINNING ACCOUNT VALUE   ENDING ACCOUNT VALUE   EXPENSES PAID DURING
                            MARCH 1, 2009           AUGUST 31, 2009            PERIOD*
                       -----------------------   --------------------   --------------------
Actual                        $1,000.00                $1,623.00                $8.93
Hypothetical
   (5% return before
   expenses)                   1,000.00                 1,018.31                 6.89

----------
* Expenses are equal to the Fund's annualized six-month expense ratio of 1.25% for the Institutional Class and 1.35% for the Investor Class, which includes waived fees or reimbursed expenses, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, then divided by 365 to reflect the one-half year period. The Fund's ending account values on the first line in each table are based on the actual six-month total return for each class of 62.31% for the Institutional Class and 62.30% for the Investor Class.

                          BOGLE INVESTMENT MANAGEMENT
                             SMALL CAP GROWTH FUND
                        PORTFOLIO HOLDINGS SUMMARY TABLE
                                 AUGUST 31, 2009
                                   (UNAUDITED)

                                        % OF NET
SECURITY TYPE & SECTOR CLASSIFICATION    ASSETS        VALUE
-------------------------------------   --------   -----------
COMMON STOCKS:
   Consumer Growth                         25.7%   $22,836,316
   Technology                              21.7     19,301,755
   Financial                               19.5     17,343,566
   Consumer Cyclical                       13.3     11,886,760
   Industrial                              13.2     11,773,025
   Basic Industry                           2.9      2,568,466
   Energy                                   1.7      1,509,940
   Utility                                  1.5      1,310,965
SHORT-TERM INVESTMENTS                      0.2        185,772
OTHER ASSETS IN EXCESS OF LIABILITIES       0.3        232,890
                                          -----    -----------
   NET ASSETS                             100.0%   $88,949,455
                                          =====    ===========

Portfolio holdings are subject to change at any time.

    The accompanying notes are an integral part of the financial statements.

                           BOGLE INVESTMENT MANAGEMENT
                              SMALL CAP GROWTH FUND
                            PORTFOLIO OF INVESTMENTS
                                 AUGUST 31, 2009

                                                           NUMBER
                                                         OF SHARES      VALUE
                                                         ---------   -----------
COMMON STOCKS--99.5%
BASIC INDUSTRY--2.9%
   Innophos Holdings, Inc. ...........................      28,800   $   549,792
   NewMarket Corp. ...................................       7,900       656,648
   Schulman (A.), Inc. ...............................      28,200       566,538
   Stillwater Mining Co. * ...........................     103,800       665,358
   Xerium Technologies, Inc. * .......................     118,300       130,130
                                                                     -----------
                                                                       2,568,466
                                                                     -----------
CONSUMER CYCLICAL--13.3%
   ATC Technology Corp. * ............................      34,100       713,372
   Avis Budget Group, Inc. * .........................     102,100       993,433
   BJ's Wholesale Club, Inc. * .......................      12,900       420,540
   Carter's, Inc. * ..................................      34,000       855,440
   Core-Mark Holding Co., Inc. * .....................      18,400       528,264
   Hawaiian Holdings, Inc. * .........................      79,200       579,744
   Kirkland's, Inc. * ................................      65,700       930,312
   Pantry, Inc., (The) * .............................      42,600       645,390
   Papa John's International, Inc. * .................      18,000       419,940
   RC2 Corp. * .......................................      43,400       681,380
   Smith & Wesson Holding Corp. * ....................      62,200       334,636
   Stage Stores, Inc. ................................      22,900       305,715
   Standard Motor Products, Inc. .....................      67,100       830,698
   Sturm Ruger & Co., Inc. ...........................      40,200       555,162
   Tenneco, Inc. * ...................................      53,000       832,100
   THQ Inc. * ........................................      89,600       493,696
   Ticketmaster Entertainment, Inc. * ................      82,300       803,248
   TRW Automotive Holdings Corp. * ...................      54,600       963,690
                                                                     -----------
                                                                      11,886,760
                                                                     -----------
CONSUMER GROWTH--25.7%
   America Service Group, Inc. .......................      38,200       696,768
   American Medical Systems Holdings, Inc. * .........      39,700       605,028
   AMN Healthcare Services, Inc. * ...................      21,400       211,218
   BioScrip, Inc. * ..................................     164,815       969,112
   Cantel Medical Corp. * ............................      33,200       446,208
   Cardiac Science Corp. * ...........................      32,800       103,320
   Corinthian Colleges, Inc. * .......................      43,200       828,144
   Cott Corp. * ......................................     107,100       682,227
   Coventry Health Care, Inc. * ......................      32,700       713,841
   Cubist Pharmaceuticals, Inc. * ....................      22,400       463,232

                                                           NUMBER
                                                         OF SHARES      VALUE
                                                         ---------   -----------
CONSUMER GROWTH--(CONTINUED)
   Depomed, Inc. * ...................................     168,600   $   526,032
   Emergency Medical Services Corp., Class A * .......      13,300       603,155
   Endo Pharmaceuticals Holdings, Inc. * .............      22,800       514,596
   HEALTHSOUTH Corp. * ...............................      39,800       621,278
   Hi-Tech Pharmacal Co., Inc. * .....................      58,600       885,446
   J&J Snack Foods Corp. .............................      13,400       585,580
   Kendle International Inc. * .......................      28,000       367,920
   King Pharmaceuticals, Inc. * ......................      61,500       638,370
   Lancaster Colony Corp. ............................      11,400       572,964
   Lincoln Educational Services Corp. * ..............      33,800       749,684
   MAP Pharmaceuticals Inc. * ........................      50,400       445,536
   Medicines Co., (The) * ............................      78,200       595,884
   Medifast, Inc. * ..................................      35,700       670,446
   Orthofix International, N.V. * ....................      23,800       651,406
   Par Pharmaceutical Cos., Inc. * ...................      53,800     1,100,210
   PerkinElmer, Inc. .................................      27,800       507,350
   Prestige Brands Holdings Inc. * ...................     101,000       748,410
   Providence Service Corp. * ........................      53,600       608,896
   Questcor Pharmaceuticals, Inc. * ..................     112,200       651,882
   RehabCare Group, Inc. * ...........................      27,900       585,621
   Scholastic Corp. ..................................      25,800       628,488
   SXC Health Solutions Corp. * ......................      26,300     1,070,673
   Symmetry Medical Inc. * ...........................      71,400       786,828
   Tyson Foods, Inc., Class A ........................      33,200       398,068
   Valeant Pharmaceuticals International * ...........      20,700       535,923
   Winn-Dixie Stores, Inc. * .........................      32,800       451,656
   Zoll Medical Corp. * ..............................      34,200       614,916
                                                                     -----------
                                                                      22,836,316
                                                                     -----------
ENERGY--1.7%
   Dresser-Rand Group, Inc. * ........................      23,800       706,860
   Rosetta Resources, Inc. * .........................      68,000       803,080
                                                                     -----------
                                                                       1,509,940
                                                                     -----------
FINANCIAL--19.5%
   Allied World Assurance Co. Holdings Ltd. ..........      17,000       787,610

    The accompanying notes are an integral part of the financial statements.

                           BOGLE INVESTMENT MANAGEMENT
                              SMALL CAP GROWTH FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                 AUGUST 31, 2009

                                                           NUMBER
                                                         OF SHARES      VALUE
                                                         ---------   -----------
FINANCIAL--(CONTINUED)
   American Financial Group, Inc. ....................      35,500   $   910,575
   Arch Capital Group Ltd. * .........................      11,600       753,652
   Assurant, Inc. ....................................       9,300       278,535
   Bancolumbia SA, SP ADR ............................      16,900       600,626
   Bank Mutual Corp. .................................      72,900       640,791
   BGC Partners, Inc. ................................     143,800       649,976
   Calamos Asset Management, Inc., Class A ...........      65,700       741,096
   Center Financial Corp. ............................     128,000       611,840
   Coinstar, Inc. * ..................................      18,600       613,986
   Conseco, Inc. * ...................................     164,000       703,560
   Delphi Financial Group, Inc., Class A .............      27,800       649,686
   Duff & Phelps Corp., Class A ......................       7,200       122,688
   First Mercury Financial Corp. .....................      36,700       531,783
   Hanover Insurance Group, Inc. (The) ...............       9,200       376,188
   Investment Technology Group, Inc. * ...............      22,700       559,328
   Lender Processing Services, Inc. ..................      19,800       678,744
   Maiden Holdings Ltd. ..............................      88,800       678,432
   Nelnet, Inc., Class A * ...........................      63,100       931,356
   Penson Worldwide, Inc. * ..........................      23,098       234,214
   Piper Jaffray Cos., Inc. * ........................      14,900       755,132
   Pzena Investment Management, Inc., Class A ........      87,700       601,622
   Raymond James Financial, Inc. .....................      27,900       634,725
   Transatlantic Holdings, Inc. ......................      14,900       728,014
   Tree.Com, Inc. * ..................................      17,100       120,555
   Unitrin, Inc. .....................................      45,200       855,636
   White Mountains Insurance Group Ltd. ..............       2,500       780,000
   Wright Express Corp. * ............................      25,800       813,216
                                                                     -----------
                                                                      17,343,566
                                                                     -----------
INDUSTRIAL--13.2%
   Carlisle Cos., Inc. ...............................      19,900       656,501
   Chart Industries, Inc. * ..........................      27,700       516,882
   Diebold, Inc. .....................................      21,600       651,672
   Dycom Industries, Inc. * ..........................      61,100       685,542

                                                           NUMBER
                                                         OF SHARES      VALUE
                                                         ---------   -----------
INDUSTRIAL--(CONTINUED)
   DynCorp International, Inc., Class A * ............      43,000   $   738,740
   Ingram Micro, Inc., Class A * .....................      39,900       668,724
   LSB Industries, Inc. * ............................      37,200       574,368
   Manpower, Inc. ....................................      13,900       718,630
   Navistar International Corp. * ....................      19,400       838,856
   PHH Corp. * .......................................      33,400       710,084
   Powell Industries, Inc. * .........................      18,900       714,798
   R.R. Donnelley & Sons Co. .........................      40,200       717,168
   SPX Corp. .........................................       7,400       412,032
   Tech Data Corp. * .................................      20,500       781,050
   TeleTech Holdings, Inc. * .........................      39,200       668,752
   Timken Co. ........................................      23,900       504,529
   UniFirst Corp. ....................................      17,400       694,086
   WABCO Holdings, Inc. ..............................      27,300       520,611
                                                                     -----------
                                                                      11,773,025
                                                                     -----------
TECHNOLOGY--21.7%
   3Com Corp. * ......................................     159,800       695,130
   Acxiom Corp. ......................................      45,600       415,872
   Alvarion Ltd. * ...................................      87,450       340,181
   Art Technology Group, Inc. * ......................     134,900       544,996
   Checkpoint Systems, Inc. * ........................      36,800       613,456
   Cirrus Logic, Inc. * ..............................      91,100       451,856
   ClickSoftware Technologies Ltd. * .................      78,950       494,227
   Conexant Systems, Inc. * ..........................      93,100       254,163
   Cray, Inc. * ......................................      76,400       558,484
   Fairchild Semiconductor International, Inc. * .....      80,400       808,824
   Himax Technologies, Inc. ADR ......................      84,200       293,858
   i2 Technologies, Inc. * ...........................      66,500       997,500
   Insight Enterprises, Inc. * .......................      38,800       445,036
   Integrated Device Technology, Inc. * ..............      93,500       638,605
   JDA Software Group, Inc. * ........................      42,100       814,214
   JDS Uniphase Corp. * ..............................      80,700       554,409
   MIPS Technologies, Inc. * .........................     106,900       375,219
   NCR Corp. * .......................................      40,700       542,531
   Novellus Systems, Inc. * ..........................      26,700       511,572
   Oplink Communications, Inc. * .....................      48,100       667,628
   OSI Systems, Inc. * ...............................      31,000       522,970

    The accompanying notes are an integral part of the financial statements.

                           BOGLE INVESTMENT MANAGEMENT
                              SMALL CAP GROWTH FUND
                      PORTFOLIO OF INVESTMENTS (CONCLUDED)
                                 AUGUST 31, 2009

                                                           NUMBER
                                                         OF SHARES      VALUE
                                                         ---------   -----------
TECHNOLOGY--(CONTINUED)
   Pegasystems, Inc. .................................      15,800   $   483,954
   Photronics, Inc. * ................................      46,800       213,408
   RealNetworks, Inc. * ..............................     156,500       554,010
   RightNow Technologies, Inc. * .....................      43,400       545,972
   S1 Corp. * ........................................     102,200       642,838
   Sierra Wireless, Inc. * ...........................      43,600       360,572
   SonicWALL, Inc. * .................................      86,100       644,889
   SYNNEX Corp. * ....................................      21,100       625,615
   Tessera Technologies, Inc. * ......................      30,400       763,952
   TIBCO Software, Inc. * ............................      63,700       565,019
   TNS, Inc. * .......................................      27,800       721,688
   USA Mobility, Inc. ................................      45,600       580,488
   Vishay Intertechnology, Inc. * ....................      36,700       296,169
   Zoran Corp. * .....................................      69,000       762,450
                                                                     -----------
                                                                      19,301,755
                                                                     -----------
UTILITY--1.5%
   IPCS, Inc. * ......................................      35,400       558,966
   Net Servicos de Comunicacao SA - ADR ..............      40,200       424,512
   Unisource Energy Corp. ............................      11,200       327,487
                                                                     -----------
                                                                       1,310,965
                                                                     -----------
      TOTAL COMMON STOCKS
         (Cost $74,975,220) ..........................                88,530,793
                                                                     -----------

                                                           NUMBER
                                                         OF SHARES      VALUE
                                                         ---------   -----------
SHORT-TERM INVESTMENTS--0.2%
   Columbia Prime Reserves Fund ......................     185,772   $   185,772
                                                                     -----------
      TOTAL SHORT-TERM INVESTMENTS
         (Cost $185,772) .............................                   185,772
                                                                     -----------
TOTAL INVESTMENTS--99.7%
   (Cost $75,160,992) ................................                88,716,565
                                                                     -----------
OTHER ASSETS IN EXCESS OF LIABILITIES--0.3% ..........                   232,890
                                                                     -----------
NET ASSETS--100.0% ...................................               $88,949,455
                                                                     ===========

----------
*    Non-income producing.

ADR-- American Depositary Receipt.
SP ADR-- Sponsored American Depositary Receipt.

The following is a summary of inputs used, as of August 31, 2009, in valuing the Fund's investments carried at market value (see note 1 in the Notes to Financial Statements):

                                                           LEVEL 2        LEVEL 3
                            TOTAL FAIR       LEVEL 1     SIGNIFICANT    SIGNIFICANT
                             VALUE AT         QUOTED      OBSERVABLE   UNOBSERVABLE
                         AUGUST 31, 2009      PRICE         INPUTS        INPUTS
                         ---------------   -----------   -----------   ------------
   TOTAL INVESTMENTS *     $88,716,565     $88,716,565       $--           $--
                           -----------     -----------       ---           ---
TOTAL:                     $88,716,565     $88,716,565       $--           $--
                           ===========     ===========       ===           ===

* See Portfolio of Investments detail for security type and sector classification breakout.

    The accompanying notes are an integral part of the financial statements.

                           BOGLE INVESTMENT MANAGEMENT
                             SMALL CAP GROWTH FUND
                       STATEMENT OF ASSETS AND LIABILITIES
                                 AUGUST 31, 2009

ASSETS
   Investments, at value (cost $75,160,992) ...............................   $  88,716,565
   Receivable for:
   Investments sold .......................................................       1,819,452
   Capital shares sold ....................................................         373,703
   Dividends and interest .................................................          56,756
   Prepaid expenses and other assets ......................................          18,964
                                                                              -------------
      Total assets ........................................................      90,985,440
                                                                              -------------
LIABILITIES
   Payable for:
   Capital shares redeemed ................................................         969,641
   Investments purchased ..................................................         899,979
   Other accrued expenses and liabilities .................................          90,928
   Investment advisory fees and shareholder servicing fees ................          75,437
                                                                              -------------
      Total liabilities ...................................................       2,035,985
                                                                              -------------
   Net assets .............................................................   $  88,949,455
                                                                              =============
NET ASSETS CONSIST OF
   Capital stock, $0.001 par value ........................................           6,385
   Paid-in capital ........................................................     161,407,879
   Accumulated net realized loss from investments .........................     (86,020,382)
   Net unrealized appreciation on investments .............................      13,555,573
                                                                              -------------
   Net assets .............................................................   $  88,949,455
                                                                              =============
INSTITUTIONAL CLASS
   Net assets .............................................................   $  35,570,762
                                                                              -------------
   Shares outstanding ($0.001 par value, 100,000,000 shares authorized) ...       2,534,450
                                                                              -------------
   Net asset value, offering and redemption price per share ...............   $       14.03
                                                                              =============
INVESTOR CLASS
   Net assets .............................................................   $  53,378,693
                                                                              -------------
   Shares outstanding ($0.001 par value, 100,000,000 shares authorized) ...       3,850,687
                                                                              -------------
   Net asset value, offering and redemption price per share ...............   $       13.86
                                                                              =============

    The accompanying notes are an integral part of the financial statements.

                          BOGLE INVESTMENT MANAGEMENT
                             SMALL CAP GROWTH FUND
                       FOR THE YEAR ENDED AUGUST 31, 2009
                             STATEMENT OF OPERATIONS

INVESTMENT INCOME
   Dividends (net of foreign withholding taxes of $2,200) .................   $     680,373
                                                                              -------------
         Total investment income ..........................................         680,373
                                                                              -------------
EXPENSES
   Advisory fees ..........................................................         850,901
   Administration and accounting fees .....................................         154,119
   Transfer agent fees ....................................................         139,523
   Shareholder servicing fees .............................................          47,212
   Professional fees ......................................................          44,054
   Directors' and officers' fees ..........................................          37,516
   Custodian fees .........................................................          30,676
   Printing and shareholder reporting fees ................................          30,116
   Registration and filing fees ...........................................          25,969
   Insurance fees .........................................................          19,440
   Other expenses .........................................................           3,471
                                                                              -------------
         Total expenses before waivers ....................................       1,382,997
         Less: waivers ....................................................        (272,159)
                                                                              -------------
   Net expenses after waivers .............................................       1,110,838
                                                                              -------------
   Net investment loss ....................................................        (430,465)
                                                                              -------------
NET REALIZED AND UNREALIZED GAIN/(LOSS) FROM INVESTMENTS
      Net realized loss from investments ..................................     (57,964,843)
      Net change in unrealized appreciation/(depreciation) on
         investments ......................................................       17,425,741
                                                                              -------------
   Net realized and unrealized loss from investments ......................     (40,539,102)
                                                                              -------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ......................   $ (40,969,567)
                                                                              =============

    The accompanying notes are an integral part of the financial statements.

                          BOGLE INVESTMENT MANAGEMENT
                             SMALL CAP GROWTH FUND
                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                                FOR THE          FOR THE
                                                                              YEAR ENDED       YEAR ENDED
                                                                           AUGUST 31, 2009   AUGUST 31, 2008
                                                                           ---------------   ---------------
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
   Net investment loss .................................................    $    (430,465)    $  (1,640,130)
   Net realized loss from investments ..................................      (57,964,843)      (25,550,402)
   Net change in unrealized appreciation/(depreciation)
      on investments ...................................................       17,425,741       (28,210,112)
                                                                            -------------     -------------
Net decrease in net assets resulting from operations ...................      (40,969,567)      (55,400,644)
                                                                            -------------     -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
      Net realized capital gains-Institutional Class ...................               --       (24,591,377)
      Net realized capital gains-Investor Class ........................               --       (16,794,653)
                                                                            -------------     -------------
Net decrease in net assets from distributions to shareholders ..........               --       (41,386,030)
                                                                            -------------     -------------
INCREASE/(DECREASE) IN NET ASSETS DERIVED FROM CAPITAL TRANSACTIONS:
   Institutional Class
      Proceeds from shares sold ........................................        6,194,651        14,498,333
      Reinvestment of distributions ....................................               --        23,830,362
      Distributions for shares redeemed ................................      (32,754,100)      (94,829,530)
                                                                            -------------     -------------
      Total Institutional Class ........................................      (26,559,449)      (56,500,835)
   Investor Class
      Proceeds from shares sold ........................................        2,931,980         3,624,195
      Reinvestment of distributions ....................................               --        16,043,279
      Distributions for shares redeemed ................................      (13,476,265)      (32,524,059)
                                                                            -------------     -------------
      Total Investor Class .............................................      (10,544,285)      (12,856,585)
                                                                            -------------     -------------
Net decrease in net assets from capital share transactions .............      (37,103,734)      (69,357,420)
                                                                            -------------     -------------
Total decrease in net assets ...........................................      (78,073,301)     (166,144,094)
NET ASSETS
   Beginning of year ...................................................      167,022,756       333,166,850
                                                                            -------------     -------------
   End of year .........................................................    $  88,949,455     $ 167,022,756
                                                                            =============     =============

    The accompanying notes are an integral part of the financial statements.

                           BOGLE INVESTMENT MANAGEMENT
                             SMALL CAP GROWTH FUND
                STATEMENTS OF CHANGES IN NET ASSETS (CONCLUDED)

                                                                                FOR THE          FOR THE
                                                                              YEAR ENDED       YEAR ENDED
                                                                           AUGUST 31, 2009   AUGUST 31, 2008
                                                                           ---------------   ---------------
INCREASE/(DECREASE) IN SHARES OUTSTANDING
   DERIVED FROM SHARE TRANSACTIONS:
   Institutional Class
      Shares sold ......................................................        550,481            753,671
      Shares reinvested ................................................             --          1,096,153
      Shares redeemed ..................................................     (2,890,397)        (4,997,050)
                                                                             ----------         ----------
      Total Institutional Class ........................................     (2,339,916)        (3,147,226)
   Investor Class
      Shares sold ......................................................        272,329            190,305
      Shares reinvested ................................................             --            745,852
      Shares redeemed ..................................................     (1,233,242)        (1,691,787)
                                                                             ----------         ----------
      Total Investor Class .............................................       (960,913)          (755,630)
                                                                             ----------         ----------
   Total share transactions ............................................     (3,300,829)        (3,902,856)
                                                                             ==========         ==========

    The accompanying notes are an integral part of the financial statements.

                           BOGLE INVESTMENT MANAGEMENT
                              SMALL CAP GROWTH FUND
                              FINANCIAL HIGHLIGHTS

Contained below is per share operating performance data for each class of shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective years. This information has been derived from information provided in the financial statements.

                                                                INSTITUTIONAL CLASS
                                                --------------------------------------------------
                                                FOR THE   FOR THE   FOR THE    FOR THE    FOR THE
                                                  YEAR      YEAR      YEAR       YEAR       YEAR
                                                 ENDED     ENDED     ENDED      ENDED      ENDED
                                                8/31/09   8/31/08   8/31/07    8/31/06    8/31/05
                                                -------   -------   --------   --------   --------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year ..........   $ 17.35   $ 24.61   $  27.74   $  28.78   $  24.99
                                                -------   -------   --------   --------   --------
Net investment loss .........................     (0.05)*   (0.13)*    (0.08)*    (0.16)*    (0.22)
Net realized and unrealized gain/(loss)
   from investments .........................     (3.27)    (3.99)      2.74       3.08       6.49
                                                -------   -------   --------   --------   --------
Net increase/(decrease) in net assets
   resulting from operations ................     (3.32)    (4.12)      2.66       2.92       6.27
                                                -------   -------   --------   --------   --------
Distributions to shareholders from:
Net realized capital gains ..................        --     (3.14)     (5.79)     (3.96)     (2.48)
                                                -------   -------   --------   --------   --------
Net asset value, end of year ................   $ 14.03   $ 17.35   $  24.61   $  27.74   $  28.78
                                                =======   =======   ========   ========   ========
Total investment return(1) ..................    (19.08)%  (19.33)%    10.29%     12.46%     27.34%
                                                =======   =======   ========   ========   ========
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted) .....   $35,571   $84,546   $197,415   $189,920   $177,359
Ratio of expenses to average net assets
   with waivers and reimbursements ..........      1.25%     1.25%      1.25%      1.25%      1.25%
Ratio of expenses to average net assets
   without waivers and reimbursements .......      1.57%     1.44%      1.43%      1.43%      1.46%
Ratio of net investment loss to average
   net assets ...............................     (0.44)%   (0.64)%    (0.30)%    (0.55)%    (0.73)%
Portfolio turnover rate .....................    159.14%   162.10%    142.45%    126.64%    129.18%

----------
*    Calculated based on average shares outstanding for the period.

(1) Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

    The accompanying notes are an integral part of the financial statements.

                           BOGLE INVESTMENT MANAGEMENT
                              SMALL CAP GROWTH FUND
                              FINANCIAL HIGHLIGHTS

Contained below is per share operating performance data for each class of shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective years. This information has been derived from information provided in the financial statements.

                                                                  INVESTOR CLASS
                                                --------------------------------------------------
                                                FOR THE   FOR THE   FOR THE    FOR THE    FOR THE
                                                  YEAR      YEAR      YEAR       YEAR       YEAR
                                                 ENDED     ENDED     ENDED      ENDED      ENDED
                                                8/31/09   8/31/08   8/31/07    8/31/06    8/31/05
                                                -------   -------   --------   --------   --------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year ..........   $ 17.14   $ 24.38   $  27.56   $  28.65   $  24.91
                                                -------   -------   --------   --------   --------
Net investment loss .........................     (0.06)*   (0.14)*    (0.10)*    (0.18)*    (0.23)
Net realized and unrealized gain/(loss)
   from investments .........................     (3.22)    (3.96)      2.71       3.05       6.45
                                                -------   -------   --------   --------   --------
Net increase/(decrease) in net assets
   resulting from operations ................     (3.28)    (4.10)      2.61       2.87       6.22
                                                -------   -------   --------   --------   --------
Distributions to shareholders from:
Net realized capital gains ..................        --     (3.14)     (5.79)     (3.96)     (2.48)
                                                -------   -------   --------   --------   --------
Net asset value, end of year ................   $ 13.86   $ 17.14   $  24.38   $  27.56   $  28.65
                                                =======   =======   ========   ========   ========
Total investment return(1) ..................    (19.14)%  (19.45)%    10.15%     12.33%     27.22%
                                                =======   =======   ========   ========   ========
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted) .....   $53,379   $82,477   $135,752   $147,471   $134,054
Ratio of expenses to average net assets
   with waivers and reimbursements ..........      1.35%     1.35%      1.35%      1.35%      1.35%
Ratio of expenses to average net assets
   without waivers and reimbursements .......      1.67%     1.54%      1.53%      1.53%      1.56%
Ratio of net investment loss to average
   net assets ...............................     (0.56)%   (0.74)%    (0.40)%    (0.65)%    (0.83)%
Portfolio turnover rate .....................    159.14%   162.10%    142.45%    126.64%    129.18%

----------
*    Calculated based on average shares outstanding for the period.

(1) Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

    The accompanying notes are an integral part of the financial statements.

                           BOGLE INVESTMENT MANAGEMENT
                              SMALL CAP GROWTH FUND
                          NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     The RBB Fund, Inc. ("RBB" or the "Company") was incorporated under the laws of the State of Maryland on February 29, 1988 and is registered under the Investment Company Act of 1940, as amended, (the "Investment Company Act") as an open-end management investment company. RBB is a "series fund," which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the Investment Company Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently, RBB has nineteen active investment portfolios, including the Bogle Investment Management Small Cap Growth Fund (the "Fund"), which commenced investment operations on October 1, 1999. As of the date hereof, the Fund offers two classes of shares, Institutional Class and Investor Class.

     RBB has authorized capital of one hundred billion shares of common stock of which 78,973 billion shares are currently classified into one hundred and twenty-nine classes of common stock. Each class represents an interest in an active or inactive RBB investment portfolio. The active classes have been grouped into ten separate "families."

     PORTFOLIO VALUATION -- The Fund's net asset value ("NAV") is calculated once daily at the close of regular trading hours on the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System ("NASDAQ") market system where they are primarily traded. Equity securities traded in the over-the-counter market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities having a remaining maturity of greater than 60 days are valued using an independent pricing service. Fixed income securities having a remaining maturity of 60 days or less are amortized to maturity based on their cost. Investments in other open-end investment companies are valued based on the NAV of those investment companies (which may use fair value pricing as discussed in their prospectuses). If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Board of Directors. Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

     Effective September 1, 2008, the Fund adopted Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards No. 157 ("SFAS 157"). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. The three levels of the fair value hierarchy under SFAS 157 are described below:

     -    Level 1 -- quoted prices in active markets for identical securities

     - Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

                           BOGLE INVESTMENT MANAGEMENT
                              SMALL CAP GROWTH FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     - Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

     In April 2009, FASB issued FASB Staff Position No. 157-4, "Determining Fair Value when the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly", ("FSP 157-4"). FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. FSP 157-4 provides additional guidance for estimating fair value in accordance with SFAS 157, when the volume and level of activity for the asset or liability have significantly decreased. FSP 157-4 also includes guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 expands the three-level hierarchy disclosure and the level three roll-forward disclosure for each major security type as described in paragraph 19 of SFAS No. 115, "Accounting for Certain Investments in Debt and Equity Securities".

     The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value the Fund's investments as of August 31, 2009 is included with the Fund's Portfolio of Investments.

     USE OF ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be significant.

     INVESTMENT TRANSACTIONS, INVESTMENT INCOME AND EXPENSES -- The Fund records security transactions based on trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Interest income is accrued when earned. Dividend income is recorded on the ex-dividend date. The Fund's net investment income (other than class specific shareholder servicing fees) and unrealized and realized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Expenses incurred on behalf of a specific class, fund or fund family are charged directly to the class, fund or fund family (in proportion to net assets). Expenses incurred for all of the RBB fund families (such as director or professional fees) are charged to all funds in proportion to their net assets of the RBB funds, or in such other manner as the Board of Directors deems fair or equitable. Expenses and fees, including investment advisory and administration fees, are accrued daily for the purpose of determining the net asset value of the Fund.

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends from net investment income and distributions from net realized capital gains, if any, will be declared and paid at least annually to shareholders and recorded on the ex-dividend date. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from accounting principles generally accepted in the United States.

                           BOGLE INVESTMENT MANAGEMENT
                              SMALL CAP GROWTH FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     U.S. TAX STATUS -- No provision is made for U.S. income taxes as it is the Fund's intention to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

     OTHER -- In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and, therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.

2. INVESTMENT ADVISER AND OTHER SERVICES

     Bogle Investment Management, L.P. (the "Adviser" or "Bogle") serves as the Fund's investment adviser. For its advisory services, the Adviser is entitled to receive 1.00% of the Fund's average daily net assets, computed daily and payable monthly.

     The Adviser has contractually agreed to limit the Fund's total operating expenses for the current fiscal year to the extent that such expenses exceed 1.25% of the average daily net assets of the Fund's Institutional Class and 1.35% of the average daily net assets of the Fund's Investor Class. As necessary, this limitation is effected in waivers of advisory fees and reimbursements of expenses exceeding the advisory fee. The contractual fee waiver does not provide for recoupment of fees that were waived or expenses that were reimbursed. For the year ended August 31, 2009, investment advisory fees and waivers of the Fund were as follows:

    GROSS                         NET
ADVISORY FEES     WAIVERS    ADVISORY FEES
-------------   ----------   -------------
  $850,901      $(261,522)      $589,379

     The Fund will not pay the Adviser at a later time for any amounts waived or any amounts assumed.

     In addition to serving as the Fund's investment adviser, Bogle provides certain shareholder services to the Investor Class of the Fund. As compensation for such services, the Adviser receives a monthly fee equal to an annual rate of 0.10% of the average daily net assets of the Fund's Investor Class.

     PNC Global Investment Servicing (U.S.), Inc. ("PNC"), a member of the PNC Financial Services Group, Inc., serves as administrator for the Fund. For providing administrative and accounting services, PNC is entitled to receive a monthly fee equal to an annual percentage rate of the Fund's average daily net assets, subject to certain minimum monthly fees.

                           BOGLE INVESTMENT MANAGEMENT
                             SMALL CAP GROWTH FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     PNC has voluntarily agreed to waive a portion of its administration and accounting fees for the Fund. For the year ended August 31, 2009, administration and accounting fees and waivers of the Fund were as follows:

GROSS ADMINISTRATION               NET ADMINISTRATION
   AND ACCOUNTING                    AND ACCOUNTING
        FEES            WAIVERS           FEES
--------------------   ---------   ------------------
      $154,119         $(10,637)        $143,482

     For providing regulatory administration services to RBB, PNC is entitled to receive compensation as agreed to by the Company and PNC. This fee is allocated to each portfolio in proportion to its net assets of the Company.

     In addition, PNC serves as the Fund's transfer and dividend disbursing agent. For providing transfer agent services, PNC is entitled to receive a monthly fee equal to an annual percentage rate of the Fund's average daily net assets and is subject to certain minimum monthly fees.

     For providing custodial services to the Fund, PFPC Trust Company, an affiliate of PNC, is entitled to receive a monthly fee equal to an annual percentage rate of the Fund's average daily net assets subject to certain minimum monthly fees.

     PFPC Distributors, Inc., an affiliate of PNC, serves as the principal underwriter and distributor of the Fund's shares pursuant to a Distribution Agreement with RBB.

     The Fund will not pay PNC or PNC's affiliates at a later time for any amounts waived or any amounts assumed.

3. DIRECTOR COMPENSATION

     The Directors of the Company receive an annual retainer and reimbursement of fees and out of pocket expenses for meetings attended. The aggregate remuneration paid to the Directors by the Company during the fiscal year ended August 31, 2009 was $444,181. Certain employees of PNC are Officers of the Company. They are not compensated by the Fund or the Company.

4. INVESTMENT IN SECURITIES

     For the year ended August 31, 2009, aggregate purchases and sales of investment securities (excluding short-term investments) of the Fund were as follows:

   INVESTMENT SECURITIES
---------------------------
 PURCHASES        SALES
------------   ------------
$141,613,756   $177,985,857

                           BOGLE INVESTMENT MANAGEMENT
                             SMALL CAP GROWTH FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

5. CAPITAL SHARE TRANSACTIONS

     As of August 31, 2009, the Fund has 100,000,000 shares of $0.001 par value common stock authorized for the Institutional Class and 100,000,000 shares of $0.001 par value common stock authorized for the Investor Class.

     As of August 31, 2009, the Fund had two shareholder accounts and/or omnibus accounts (comprised of a group of individual shareholders) that amounted to 31% of the total shares outstanding of the Fund.

6. FEDERAL INCOME TAX INFORMATION

     FASB Interpretation No. 48 ("FIN 48"), Accounting for Uncertainty in Income Taxes, sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed the Fund's tax positions taken on federal income tax returns for all open tax years (tax years August 31, 2006-2009) and has concluded that no provision for income tax is required in the Fund's financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management's conclusions regarding the adoption of FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance from the FASB, new tax laws, regulations and administrative interpretations (including court decisions). Each of the Fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

     At August 31, 2009, federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Fund were as follows:

FEDERAL TAX    UNREALIZED     UNREALIZED    NET UNREALIZED
   COST       APPRECIATION   DEPRECIATION    APPRECIATION
-----------   ------------   ------------   --------------
$76,713,131    $17,623,726   $(5,620,292)   $12,003,434

     Distributions to shareholders from net investment income and realized gains are determined in accordance with federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on the tax treatment; temporary differences do not require such reclassification.

     The following permanent differences as of August 31, 2009, primarily attributable to a net operating loss, were reclassified to the following accounts:

 UNDISTRIBUTED    ACCUMULATED
NET INVESTMENT   NET REALIZED    PAID-IN
 INCOME/(LOSS)    GAIN/(LOSS)    CAPITAL
--------------   ------------   ----------
   $430,465         $--         $(430,465)

                           BOGLE INVESTMENT MANAGEMENT
                             SMALL CAP GROWTH FUND
                    NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

     As of August 31, 2009, the components of distributable earnings on a tax basis were as follows:

UNDISTRIBUTED   UNDISTRIBUTED
  ORDINARY        LONG-TERM
   INCOME           GAINS
-------------   -------------
     $--             $--

     The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term and foreign currency gains are reported as ordinary income for federal income tax purposes.

     The tax character of dividends and distributions paid during the last two fiscal years were as follows:

                  ORDINARY INCOME   LONG-TERM GAINS      TOTAL
                  ---------------   ---------------   -----------
August 31,2009      $       --       $        --      $        --
August 31,2008       2,094,133        39,291,897       41,386,030

     Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

     At August 31, 2009, the Fund had capital loss carryforwards of $39,229,442 available to offset future capital gains. This capital loss carryforward will expire on August 31, 2016 ($2,386,627) and 2017 ($36,842,815).

     Under federal tax law, foreign currency and capital losses realized after October 31 may be deferred and treated as having arisen on the first day of the following fiscal year. For the year ended August 31, 2009, the Fund deferred post-October capital losses of $45,238,801.

7. SUBSEQUENT EVENTS

     Management has evaluated the impact of all subsequent events on the Fund through October 22, 2009, the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

                           BOGLE INVESTMENT MANAGEMENT
                             SMALL CAP GROWTH FUND
             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of The
RBB Fund, Inc.

     In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Bogle Investment Management Small Cap Growth Fund, a separately managed portfolio of The RBB Fund, Inc. (the "Fund") at August 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2009 by correspondence with the custodian, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
October 22, 2009

                           BOGLE INVESTMENT MANAGEMENT
                              SMALL CAP GROWTH FUND
                           SHAREHOLDER TAX INFORMATION
                                   (UNAUDITED)

     The Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders within 60 days of the Fund's fiscal year end (August 31) as to the U.S. federal tax status of distributions received by each Fund's shareholders in respect of such fiscal year. During the fiscal year ended August 31, 2009, the Fund paid no dividends or distributions to its shareholders.

     Because the Fund's fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2009. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2010.

     Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund, if any.

     In general, dividends received by tax exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

     Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

                           BOGLE INVESTMENT MANAGEMENT
                              SMALL CAP GROWTH FUND
                                OTHER INFORMATION
                                   (UNAUDITED)

PROXY VOTING

     Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling
(877) 264-5346 and on the Securities and Exchange Commission's ("SEC") website at http://www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULES

     The Company will file its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended November 30 and May 31) on Form N-Q. The Company's Form N-Q will be available on the SEC website at http://www.sec.gov and may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. Information on the operation of the SEC Public Reference Room may be obtained by calling (202) 551-8090.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

     As required by the Investment Company Act, the Board of Directors (the "Board") of the Company, including all of the Directors who are not "interested persons" of the Company, as that term is defined in the Investment Company Act (the "Independent Directors"), considered the renewal of the investment advisory agreement between the Adviser and the Company (the "Advisory Agreement") on behalf of the Bogle Investment Management Small Cap Growth Fund at a meeting of the Board held on May 7, 2009. At this meeting, the Board, including all of the Independent Directors, approved the Advisory Agreement for an additional one-year term. The Board's decision to approve the Advisory Agreement reflects the exercise of its business judgment to continue the existing arrangement. In approving the Advisory Agreement, the Board considered information provided by the Adviser with the assistance and advice of counsel to the Independent Directors and the Company.

     In considering the renewal of and approval of the Advisory Agreement, the Board took into account all the materials provided prior to and during the meeting, the presentations made during the meeting, and the discussions during the meeting. Among other things, the Board considered (i) the nature, extent, and quality of the Adviser's services provided to the Fund; (ii) descriptions of the experience and qualifications of the Adviser's personnel providing those services; (iii) the Adviser's investment philosophies and processes; (iv) the Adviser's assets under management and client descriptions; (v) the Adviser's soft dollar commission and trade allocation policies, including information on the types of research and services obtained in connection with soft dollar commissions; (vi) the Adviser's current advisory fee arrangement with the Company and other similarly managed clients; (vii) the Adviser's compliance procedures; (viii) the Adviser's financial information, insurance coverage and profitability analysis related to providing advisory services to the Fund; (ix) the extent to which economies of scale are relevant to the Fund; (x) a report prepared by Lipper Inc. ("Lipper") comparing the Fund's management fees and total expense ratio to those of its Lipper peer group and comparing the performance of the Fund to the performance of its Lipper peer group; and (xi) a report comparing the performance of the Fund to the performance of its benchmark.

                           BOGLE INVESTMENT MANAGEMENT
                              SMALL CAP GROWTH FUND
                          OTHER INFORMATION (CONCLUDED)
                                   (UNAUDITED)

     As part of their review, the Board considered the nature, extent and quality of the services provided by the Adviser. The Board concluded that the Adviser had substantial resources to provide services to the Fund and that the Adviser's services had been acceptable.

     The Board also considered the investment performance of the Fund and the Adviser. Information on the Fund's investment performance was provided for one, three, and five year periods. The Board considered the Fund's investment performance in light of its investment objective and investment strategies. The Board concluded that the investment performance of the Fund as compared to its benchmark and Lipper peer group was acceptable. In reaching this conclusion, the Board also considered the recent extraordinary market conditions.

     The Board also considered the advisory fee rate payable by the Fund under the Advisory Agreement. In this regard, information on the fees paid by the Fund and the Fund's total operating expense ratio (before and after fee waivers and expense reimbursements) were compared to similar information for mutual funds advised by other, unaffiliated investment advisory firms. The Board noted that although the contractual advisory fees of the Fund were higher than the peer group median, the actual advisory fees of the Fund and the actual total expenses of the Fund were both lower than the peer group median. The Board also noted the Adviser's commitment to shareholders to limit the asset base of the Fund in an effort to maximize long-term returns for its shareholders. In addition, the Board noted that the Adviser has contractually agreed to limit total annual operating expenses to agreed upon levels for each class of the Fund through at least December 31, 2009 and that the Adviser expects to continue these fee waivers and expense reimbursements.

     After reviewing the information regarding the Adviser's costs, profitability and economies of scale, and after considering the Adviser's services, the Board, including all of the Independent Directors, concluded that the investment advisory fees paid by the Fund were fair and reasonable and that the Advisory Agreement should be approved and continued for an additional one-year period ending August 16, 2010.

                           BOGLE INVESTMENT MANAGEMENT
                              SMALL CAP GROWTH FUND
                                 FUND MANAGEMENT
                                   (UNAUDITED)

     The business and affairs of the Company are managed under the direction of the Company's Board of Directors. The Company is organized under and managed pursuant to Maryland law. The Directors and executive officers of the Company, their dates of birth, business addresses and principal occupations during the past five years are set forth below. The statement of additional information ("SAI") includes additional information about the Directors and is available without charge, upon request, by calling (877) 264-5346.

                                                                                                   NUMBER OF
                                                                                                 PORTFOLIOS IN       OTHER
                                          TERM OF OFFICE                                          FUND COMPLEX   DIRECTORSHIPS
    NAME, ADDRESS,     POSITION(S) HELD   AND LENGTH OF          PRINCIPAL OCCUPATION(S)          OVERSEEN BY       HELD BY
  AND DATE OF BIRTH       WITH FUND      TIME SERVED (1)           DURING PAST 5 YEARS             DIRECTOR*        DIRECTOR
  -----------------    ----------------  ---------------  -------------------------------------  -------------  ---------------
                                                    DISINTERESTED DIRECTORS

Nicholas A. Giordano   Director          2006 to present  Consultant, financial services               19       Kalmar Pooled
 103 Bellevue Parkway                                     organizations from 1997 to present.                   Investment
Wilmington, DE 19809                                                                                            Trust;
DOB: 3/43                                                                                                       (registered
                                                                                                                investment
                                                                                                                company) WT
                                                                                                                Mutual Fund;
                                                                                                                (registered
                                                                                                                investment
                                                                                                                company)
                                                                                                                Independence
                                                                                                                Blue Cross;
                                                                                                                IntriCon
                                                                                                                Corporation
                                                                                                                (body worn
                                                                                                                device company)

Francis J. McKay       Director          1988 to present  Retired; Vice President, Fox Chase           19       None
103 Bellevue Parkway                                      Cancer Center (biomedical research and
Wilmington, DE 19809                                      medical care) (2000-2004).
DOB: 12/35

Arnold M. Reichman     Chairman          2005 to          Director, Gabelli Group Capital              19       None
103 Bellevue Parkway   Director          present 1991     Partners, L.P. (an investment
Wilmington, DE 19809                     to present       partnership) from 2000 to 2006.
DOB: 5/48

* Each Director oversees nineteen portfolios of the Company that are currently offered for sale.

(1) Subject to the Company's Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until the last day of year 2011, whichever is later, or until his successor is elected and qualified or his death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. Each officer holds office at the pleasure of the Board of Directors until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

                          BOGLE INVESTMENT MANAGEMENT
                             SMALL CAP GROWTH FUND
                           FUND MANAGEMENT (CONTINUED)
                                   (UNAUDITED)

                                                                                                   NUMBER OF
                                                                                                 PORTFOLIOS IN         OTHER
                                          TERM OF OFFICE                                          FUND COMPLEX     DIRECTORSHIPS
    NAME, ADDRESS,     POSITION(S) HELD   AND LENGTH OF          PRINCIPAL OCCUPATION(S)          OVERSEEN BY         HELD BY
  AND DATE OF BIRTH       WITH FUND      TIME SERVED (1)           DURING PAST 5 YEARS             DIRECTOR*          DIRECTOR
  -----------------    ----------------  ---------------  -------------------------------------  -------------  ------------------
                                                    DISINTERESTED DIRECTORS

Marvin E. Sternberg    Director          1991 to present  Since 1974, Chairman, Director and           19       MTI Holding
103 Bellevue Parkway                                      President, MTI Holding Group, Inc.                    Group, Inc.
Wilmington, DE 19809                                      (formerly known as Moyco                              (formerly known
DOB: 3/34                                                 Technologies, Inc.) (manufacturer of                  as Moyco
                                                          precision coated and industrial                       Technologies,
                                                          abrasives).                                           Inc.)

Robert A. Straniere    Director          2006 to present  Since 2009, Administrative Law               19       Reich and Tang
103 Bellevue Parkway                                      Judge,New York City. Founding                         Group (asset
Wilmington, DE 19809                                      Partner,Straniere Law Firm (1980 to                   management); The
DOB: 3/41                                                 date);Partner, Gotham Strategies                      SPARX Asia
                                                          (consulting firm) (2005 to date);                     Funds Group
                                                          Partner, The Gotham Global Group                      (registered
                                                          (consulting firm) (2005 to date);                     investment
                                                          President, The New York City Hot Dog                  company)
                                                          Company (2005 to date); Partner,
                                                          Kanter-Davidoff (law firm) (2006 to
                                                          present).

                                                    INTERESTED DIRECTORS (2)

Julian A. Brodsky      Director          1988 to present  Since 1969, Director and Vice Chairman,      19       Comcast
103 Bellevue Parkway                                      Comcast Corporation (cable television                 Corporation;
Wilmington, DE 19809                                      and communications).                                  AMDOCS Limited
DOB: 7/33                                                                                                       (service
                                                                                                                provider to
                                                                                                                telecommunications
                                                                                                                companies)

* Each Director oversees nineteen portfolios of the Company that are currently offered for sale.

(1) Subject to the Company's Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until the last day of year 2011, whichever is later, or until his successor is elected and qualified or his death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. Each officer holds office at the pleasure of the Board of Directors until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

(2) Messrs. Brodsky, Carnall and Sablowsky are considered "interested persons" of the Company as that term is defined in the Investment Company Act and are referred to as "Interested Directors." Mr. Brodsky is an "Interested Director" of the Company because a family foundation and certain family trusts own shares of JPMorgan Chase & Co. The investment adviser to the Company's Bear Stearns CUFS MLP Mortgage Portfolio, Bear Stearns Asset Management, Inc., is an indirect subsidiary of JPMorgan Chase. Mr. Carnall is an "Interested Director" of the Company because he owns shares of The PNC Financial Services Group, Inc. The investment adviser to the Company's Money Market Portfolio, BlackRock Institutional Management Corporation, and the Company's principal underwriter, PFPC Distributors, Inc., are indirect subsidiaries of The PNC Financial Services Group, Inc. Mr. Sablowsky is considered an "Interested Director" of the Company by virtue of his position as an officer of Oppenheimer & Co., Inc., a registered broker-dealer.

                          BOGLE INVESTMENT MANAGEMENT
                             SMALL CAP GROWTH FUND
                           FUND MANAGEMENT (CONTINUED)
                                   (UNAUDITED)

                                                                                                    NUMBER OF
                                                                                                  PORTFOLIOS IN         OTHER
                                          TERM OF OFFICE                                           FUND COMPLEX     DIRECTORSHIPS
    NAME, ADDRESS,     POSITION(S) HELD   AND LENGTH OF          PRINCIPAL OCCUPATION(S)           OVERSEEN BY         HELD BY
  AND DATE OF BIRTH       WITH FUND      TIME SERVED (1)           DURING PAST 5 YEARS              DIRECTOR*          DIRECTOR
  -----------------    ----------------  ---------------  --------------------------------------  -------------  ------------------
                                                     INTERESTED DIRECTORS (2)

Robert Sablowsky       Director          1991 to present  Since July 2002, Senior Vice President        19       Kensington Funds
103 Bellevue Parkway                                      and prior thereto, Executive Vice                      (registered
Wilmington, DE 19809                                      President of Oppenheimer & Co., Inc.,                  investment
DOB: 4/38                                                 formerly Fahnestock & Co., Inc. (a                     company) 6
                                                          registered broker-dealer). Since                       Portfolios
                                                          November 2004, Director of Kensington
                                                          Funds.
J. Richard Carnall     Director          2002 to present  Director of Haydon Bolts, Inc. (bolt          19       Cornerstone Bank
103 Bellevue Parkway                                      manufacturer) and Parkway Real Estate
Wilmington, DE 19809                                      Company (subsidiary of Haydon
DOB: 9/38                                                 Bolts,Inc.) since 1984; and Director
                                                          of Cornerstone Bank since March 2004.

* Each Director oversees nineteen portfolios of the Company that are currently offered for sale.

(1) Subject to the Company's Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until the last day of year 2011, whichever is later, or until his successor is elected and qualified or his death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. Each officer holds office at the pleasure of the Board of Directors until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

(2) Messrs. Brodsky, Carnall and Sablowsky are considered "interested persons" of the Company as that term is defined in the Investment Company Act and are referred to as "Interested Directors." Mr. Brodsky is an "Interested Director" of the Company because a family foundation and certain family trusts own shares of JPMorgan Chase & Co. The investment adviser to the Company's Bear Stearns CUFS MLP Mortgage Portfolio, Bear Stearns Asset Management, Inc., is an indirect subsidiary of JPMorgan Chase. Mr. Carnall is an "Interested Director" of the Company because he owns shares of The PNC Financial Services Group, Inc. The investment adviser to the Company's Money Market Portfolio, BlackRock Institutional Management Corporation, and the Company's principal underwriter, PFPC Distributors, Inc., are indirect subsidiaries of The PNC Financial Services Group, Inc. Mr. Sablowsky is considered an "Interested Director" of the Company by virtue of his position as an officer of Oppenheimer & Co., Inc., a registered broker-dealer.

                          BOGLE INVESTMENT MANAGEMENT
                             SMALL CAP GROWTH FUND
                           FUND MANAGEMENT (CONCLUDED)
                                   (UNAUDITED)

                                                                                                    NUMBER OF
                                                                                                  PORTFOLIOS IN      OTHER
                                          TERM OF OFFICE                                           FUND COMPLEX  DIRECTORSHIPS
    NAME, ADDRESS,     POSITION(S) HELD   AND LENGTH OF          PRINCIPAL OCCUPATION(S)           OVERSEEN BY      HELD BY
   AND DATE OF BIRTH       WITH FUND     TIME SERVED (1)           DURING PAST 5 YEARS              DIRECTOR*       DIRECTOR
   -----------------   ----------------  ---------------  --------------------------------------  -------------  -------------
                                                              OFFICERS

Salvatore Faia,        President and     President June   President, Vigilant Compliance               N/A            N/A
Esquire, CPA           Chief Compliance  2009 to present  Services since 2004; Senior Legal
Vigilant Compliance    Officer           and Chief        Counsel, PNC Global Investment
Services                                 Compliance       Servicing (U.S.), Inc.from 2002 to
713 Chelsea Road                         Officer 2004 to  2004; and Director of Energy Income
Mullica Hill, NJ 08062                   present          Partnership since 2005.
DOB: 12/62

Joel Weiss             Treasurer         June 2009 to     Vice President and Managing Director,        N/A            N/A
103 Bellevue Parkway                     present          PNC Global Investment Servicing (U.S.)
Wilmington, DE 19809                                      Inc. since 1993
DOB: 1/63

Jennifer Rogers        Secretary         2007 to present  Since 2005, Vice President and               N/A            N/A
103 Bellevue Parkway                                      Counsel,PNC Global Investment
Wilmington, DE 19809                                      Servicing (U.S.), Inc. (financial
DOB: 7/74                                                 services company); Associate,
                                                          Stradley, Ronon, Stevens & Young, LLC
                                                          (law firm) from 1999 to 2005.

James G. Shaw          Assistant         2005 to present  Since 1995, Vice President of PNC            N/A            N/A
103 Bellevue Parkway   Treasurer                          Global Investment Servicing (U.S.)
Wilmington, DE 19809                                      Inc. (financial services company)
DOB: 10/60

Michael P. Malloy      Assistant         1999 to present  Partner, Drinker Biddle & Reath LLP          N/A            N/A
One Logan Square       Secretary                          (law firm) since 1993
18th and Cherry
Streets
Philadelphia, PA 19103
DOB: 7/59

* Each Director oversees nineteen portfolios of the Company that are currently offered for sale.

(1) Subject to the Company's Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until the last day of year 2011, whichever is later, or until his successor is elected and qualified or his death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. Each officer holds office at the pleasure of the Board of Directors until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

INVESTMENT ADVISER
Bogle Investment Management, L.P.
2310 Washington Street
Suite 310
Newton Lower Falls, MA 02462

ADMINISTRATOR
PNC Global Investment Servicing (U.S.), Inc.
301 Bellevue Parkway
Wilmington, DE 19809

TRANSFER AGENT
PNC Global Investment Servicing (U.S.), Inc.
101 Sabin Street
Pawtucket, RI 02860

PRINCIPAL UNDERWRITER
PFPC Distributors, Inc.
760 Moore Road
King of Prussia, PA 19406

CUSTODIAN
PFPC Trust Company
8800 Tinicum Blvd.
Suite 200
Philadelphia, PA 19153

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP
Two Commerce Square
2001 Market Street
Philadelphia, PA 19103-7042

COUNSEL
Drinker Biddle & Reath LLP
One Logan Square
18th and Cherry Streets
Philadelphia, PA 19103-6996

                           BOGLE INVESTMENT MANAGEMENT

                              SMALL CAP GROWTH FUND

                              OF THE RBB FUND, INC.

                                 ANNUAL REPORT
                                AUGUST 31, 2009

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

                   (MARVIN & PALMER(R) ASSOCIATES, INC. LOGO)
                            GLOBAL EQUITY MANAGEMENT

                                 Marvin & Palmer
                                    Large Cap
                                  Growth Fund

                              of The RBB Fund, Inc.

                                  Annual Report
                                 August 31, 2009

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund. Shares of the Fund are distributed by PFPC Distributors, Inc., 760 Moore Road, King of Prussia, PA 19406.

                                 MARVIN & PALMER
                              LARGE CAP GROWTH FUND

                       ANNUAL INVESTMENT ADVISER'S REPORT
                                AUGUST 31, 2009
                                  (UNAUDITED)

DEAR FELLOW SHAREHOLDER:

During the period from September 1, 2008 through August 31, 2009 the Fund declined 28.51%. It underperformed the Russell 1000 Growth Index which was down 16.76% for the same period.

INVESTMENT CLIMATE AND OUTLOOK

The financial crisis which permeated markets from mid-September last year has ended. We are now suffering from the after effects of the economic contraction which began at the same time. Major stimulus measures around the world have led to resumption in growth in the leading emerging countries and a leveling off of the economic decline in the major Western countries. The sharp inventory correction which began last September appears to be over.

Since March 9, 2009, there has been an explosive move in the small capitalization and lower quality stocks around the world. This stock market rally has continued as the economic outlook has shown signs of improvement. We believe the economy should continue to improve and have positioned the portfolio to reflect this. At present, we are emphasizing companies that can best weather the global recession and lead the ultimate recovery. We are focused on market share winners in the financial, technology and consumer discretionary sectors, as well as producers for the rapidly growing developing economies of the world, such as the energy and materials sectors.

INVESTMENT REVIEW AND PORTFOLIO STRATEGY

The Marvin & Palmer Large Cap Growth Fund underperformed the Russell 1000 Growth Index and the broader S&P 500 Index during the one year ended August 31, 2009. The Fund's underperformance was driven by stock selection, which was a negative contributor in all sectors. Industrials, information technology, energy and consumer discretionary were particularly bad. Consumer staples and telecommunications were the only positive contributing sectors to the Fund. The Fund's best performing stocks were Goldman Sachs, Cognizant Technology and Freeport-McMoRan Copper & Gold. The worst contributing stocks were Amazon.com, Celgene and Monsanto.

As you know, Marvin & Palmer Associates concentrates its investments in large capitalization, high quality leadership companies in sectors which are reflecting improving or sustainable relative strength. We have identified the technology sector as the leading candidate for sustainable market leadership. As such, we anticipate the Fund will remain overweight in information technology. The Fund's primary underweights are in the consumer staples and health care sectors.

We understand your concerns about our performance during this turmoil. When small capitalization and weak balance sheet companies are leading the markets, our process is challenged. We believe it is reasonable for us to assert, however, that the likelihood of small and financially questionable companies leading the market for very long is quite small. There should be a reversion to higher quality investments in the not too distant future. Thank you for your patience and understanding.

David F. Marvin, CFA
Chairman
Marvin & Palmer Associates, Inc.

                                 MARVIN & PALMER
                              LARGE CAP GROWTH FUND
                                  ANNUAL REPORT
                                 AUGUST 31, 2009
                                   (UNAUDITED)

             Comparison of Change in Value of $10,000 Investment in
                Marvin & Palmer vs. Russell 1000(R) Growth IndeX

                               (PERFORMANCE GRAPH)

06/29/2007   10000     10000
08/31/2007   10200   10001.5
02/29/2008    9782   9344.69
08/31/2008    9322   9325.34
02/28/2009    5320   5605.26
08/31/2009    6665   7763.59


This chart assumes a hypothetical $10,000 initial investment in the Fund made on June 29, 2007 (inception) and reflects Fund expenses. Investors should note that the Fund is a professionally managed mutual fund while the Russell 1000(R) Growth Index is unmanaged, does not incur sales charges and/or expenses and is not available for investment.

         Average Annual Total Returns for the Year Ended August 31, 2009

                                             SINCE
                               ONE YEAR   INCEPTION*
                               --------   ----------
LARGE CAP GROWTH FUND           -28.51%     -17.04%
RUSSELL 1000(R) GROWTH INDEX    -16.76%     -11.07%

*    INCEPTION DATE JUNE 29, 2007.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END MAY BE OBTAINED BY CALLING (877) 821-2117. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE PERFORMANCE QUOTED REFLECTS FEE WAIVERS IN EFFECT AND WOULD HAVE BEEN LESS IN THEIR ABSENCE. THE FUND'S GROSS ANNUAL OPERATING EXPENSE RATIO, AS STATED IN THE CURRENT PROSPECTUS, IS 2.10% AND THE FUND'S NET OPERATING EXPENSE RATIO IS 0.81%. THE EXPENSE RATIO IS CONTRACTUALLY CAPPED AT 0.80% THROUGH DECEMBER 31, 2009, WITHOUT WHICH PERFORMANCE WOULD HAVE BEEN LESS. THIS CAP CAN BE DISCONTINUED AT ANY TIME AFTER DECEMBER 31, 2009.

THE FUND'S TOTAL RETURNS SINCE INCEPTION ARE BASED ON A CHANGE IN NET ASSET VALUE FROM $10.00 PER SHARE ON JUNE 29, 2007 (INCEPTION) TO $6.64 PER SHARE ON AUGUST 31, 2009.

PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE.

                                 MARVIN & PALMER
                              LARGE CAP GROWTH FUND
                             FUND EXPENSE DISCLOSURE
                                 AUGUST 31, 2009
                                   (UNAUDITED)

     As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

     This example is based on an investment of $1,000 invested at the beginning of the six-month period from March 1, 2009 through August 31, 2009, and held for the entire period.

ACTUAL EXPENSES

     The first line of the accompanying tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

     The second line of the accompanying tables provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

     Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the accompanying tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                LARGE CAP GROWTH FUND
                                           ---------------------------------------------------------------
                                           BEGINNING ACCOUNT VALUE   ENDING ACCOUNT VALUE    EXPENSES PAID
                                                MARCH 1, 2009           AUGUST 31, 2009     DURING PERIOD*
                                           -----------------------   --------------------   --------------
Actual                                            $1,000.00                $1,252.80             $4.54
Hypothetical (5% return before expenses)           1,000.00                 1,021.12              4.08

----------
* Expenses are equal to an annualized six-month expense ratio of 0.80% for the Fund which includes waived fees or reimbursed expenses, multiplied by the average account value over the period, multiplied by the number of days in the most recent period (184), then divided by 365 to reflect the one-half year period. The Fund's ending account values on the first line in each table are based on the actual six-month total return for the Fund of 25.28%.

                                 MARVIN & PALMER
                              LARGE CAP GROWTH FUND
                        PORTFOLIO HOLDINGS SUMMARY TABLE
                                 AUGUST 31, 2009
                                   (UNAUDITED)

                                             % of Net
                                              Assets       Value
                                             --------   -----------
Domestic Common Stocks:
   Technology Hardware & Equipment.........    16.8%    $ 3,249,269
   Software & Services.....................    14.7       2,835,915
   Semiconductors & Semiconductors.........
      Equipment............................     8.3       1,613,771
   Retailing...............................     7.9       1,534,523
   Pharmaceuticals, Biotechnology &
      Life Sciences........................     7.5       1,444,897
   Diversified Financials..................     7.3       1,407,102
   Materials...............................     6.8       1,321,635
   Energy..................................     6.1       1,185,824
   Capital Goods...........................     4.8         924,897
   Food, Beverage & Tobacco................     3.5         686,315
   Transportation..........................     3.4         665,971
   Health Care Equipment & Services........     3.2         615,288
   Household Products......................     2.0         378,040
   Insurance...............................     1.7         323,712
   Consumer Durables & Apparel.............     1.1         215,636
   Food & Staples Retailing................     1.0         198,393
   Banking.................................     1.0         194,532
   Media...................................     0.9         165,456
Other Assets In Excess of Liabilities......     2.0         382,076
                                              -----     -----------
NET ASSETS.................................   100.0%    $19,343,252
                                              =====     ===========

----------
Portfolio holdings are subject to change at any time.

    The accompanying notes are an integral part of the financial statements.

                                 MARVIN & PALMER
                             LARGE CAP GROWTH FUND

                            PORTFOLIO OF INVESTMENTS
                                AUGUST 31, 2009

                                                            Shares      Value
                                                            ------   -----------
DOMESTIC COMMON STOCKS -- 98.0%
BANKING -- 1.0%
U.S. Bancorp ............................................    8,600   $   194,532
                                                                     -----------
CAPITAL GOODS -- 4.8%
Cummins, Inc. ...........................................    3,500       158,620
Danaher Corp. ...........................................    2,900       176,059
Fluor Corp. .............................................    3,300       174,570
McDermott International, Inc.* ..........................    5,200       123,552
Precision Castparts Corp. ...............................    3,200       292,096
                                                                     -----------
                                                                         924,897
                                                                     -----------
CONSUMER DURABLES & Apparel -- 1.1%
VF Corp. ................................................    3,100       215,636
                                                                     -----------
DIVERSIFIED FINANCIALS -- 7.3%
CME Group, Inc. .........................................      700       203,728
Goldman Sachs Group, Inc., (The) ........................    4,700       777,662
Morgan Stanley ..........................................   14,700       425,712
                                                                     -----------
                                                                       1,407,102
                                                                     -----------
ENERGY -- 6.1%
National Oilwell Varco, Inc.* ...........................    7,100       258,085
Schlumberger Ltd. .......................................    5,500       309,100
Transocean Ltd.* ........................................    2,100       159,264
Weatherford International Ltd.* .........................   14,900       297,255
XTO Energy, Inc. ........................................    4,200       162,120
                                                                     -----------
                                                                       1,185,824
                                                                     -----------
FOOD & STAPLES RETAILING -- 1.0%
Wal-Mart Stores, Inc. ...................................    3,900       198,393
                                                                     -----------
FOOD, BEVERAGES & TOBACCO -- 3.5%
Bunge Ltd. ..............................................    3,700       247,937
Coca-Cola Co., (The) ....................................    3,300       160,941
Coca-Cola Enterprises, Inc. .............................    8,400       169,764
PepsiCo, Inc. ...........................................    1,900       107,673
                                                                     -----------
                                                                         686,315
                                                                     -----------
HEALTH CARE EQUIPMENT & SERVICES -- 3.2%
Medco Health Solutions, Inc.* ...........................    5,400       298,188
WellPoint, Inc.* ........................................    6,000       317,100
                                                                     -----------
                                                                         615,288
                                                                     -----------
HOUSEHOLD PRODUCTS -- 2.0%
Colgate-Palmolive Co. ...................................    5,200       378,040
                                                                     -----------
INSURANCE -- 1.7%
Prudential Financial, Inc. ..............................    6,400       323,712
                                                                     -----------

                                                            Shares      Value
                                                            ------   -----------
MATERIALS -- 6.8%
Air Products & Chemicals, Inc. ..........................    1,300   $    97,539
Freeport-McMoRan Copper & Gold, Inc. ....................    7,100       447,158
Monsanto Co. ............................................    4,400       369,072
Mosaic Co., (The) .......................................    1,800        87,246
Owens-Illinois, Inc.* ...................................    3,900       132,366
United States Steel Corp. ...............................    4,300       188,254
                                                                     -----------
                                                                       1,321,635
                                                                     -----------
MEDIA -- 0.9%
Comcast Corp., Class A ..................................   10,800       165,456
                                                                     -----------
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES -- 7.5%
Abbott Laboratories .....................................    3,500       158,305
Amgen, Inc.* ............................................    3,100       185,194
Celgene Corp.* ..........................................    2,900       151,293
Gilead Sciences, Inc.* ..................................    8,040       362,282
Johnson & Johnson .......................................    4,200       253,848
Life Technologies Corp.* ................................    7,500       333,975
                                                                     -----------
                                                                       1,444,897
                                                                     -----------
RETAILING -- 7.9%
Amazon.com, Inc.* .......................................    4,500       365,355
Home Depot, Inc. ........................................    6,700       182,843
Kohl's Corp.* ...........................................   12,500       644,875
Lowe's Cos., Inc. .......................................    6,700       144,050
Target Corp. ............................................    4,200       197,400
                                                                     -----------
                                                                       1,534,523
                                                                     -----------
SEMICONDUCTORS & SEMICONDUCTORS EQUIPMENT -- 8.3%
Broadcom Corp., Class A* ................................   16,400       466,580
Micron Technology, Inc.* ................................   47,700       351,549
NVIDIA Corp.* ...........................................   17,200       249,744
Texas Instruments, Inc. .................................   22,200       545,898
                                                                     -----------
                                                                       1,613,771
                                                                     -----------
SOFTWARE & SERVICES -- 14.7%
Activision Blizzard, Inc.* ..............................   17,200       199,692
Autodesk, Inc.* .........................................   10,400       243,672
Cognizant Technology
   Solutions Corp., Class A* ............................   26,200       913,856
Google, Inc., Class A* ..................................    1,440       664,805
Microsoft Corp. .........................................    5,800       142,970
Salesforce.com, Inc.* ...................................    8,000       414,960
Visa, Inc., Class A .....................................    3,600       255,960
                                                                     -----------
                                                                       2,835,915
                                                                     -----------

   The accompanying notes are an integral part of the financial statements.

                                 MARVIN & PALMER
                             LARGE CAP GROWTH FUND

                      PORTFOLIO OF INVESTMENTS (CONCLUDED)
                                AUGUST 31, 2009

                                                            Shares      Value
                                                            ------   -----------
TECHNOLOGY HARDWARE & EQUIPMENT -- 16.8%
Apple, Inc.* ............................................    4,600   $   773,766
Cisco Systems, Inc.* ....................................   10,100       218,160
Corning, Inc. ...........................................   22,200       334,776
EMC Corp.* ..............................................   18,500       294,150
International Business Machines Corp. ...................    1,900       224,295
Juniper Networks, Inc.* .................................   18,100       417,567
NetApp, Inc.* ...........................................   19,900       452,725
QUALCOMM, Inc. ..........................................   11,500       533,830
                                                                     -----------
                                                                       3,249,269
                                                                     -----------
TRANSPORTATION -- 3.4%
CSX Corp. ...............................................    9,900       420,750
Union Pacific Corp. .....................................    4,100       245,221
                                                                     -----------
                                                                         665,971
                                                                     -----------
TOTAL DOMESTIC COMMON STOCKS
   (Cost $15,935,725) ...................................             18,961,176
                                                                     -----------
TOTAL INVESTMENTS - 98.0%
   (Cost $15,935,725) ...................................             18,961,176
                                                                     -----------
OTHER ASSETS IN EXCESS OF
   LIABILITIES - 2.0% ......................................             382,076
                                                                     -----------
NET ASSETS - 100.0% .....................................            $19,343,252
                                                                     ===========

----------
*    Non-income producing.

The following is a summary of the inputs used, as of August 31, 2009, in valuing the Fund's investments carried at market value (See Note 1 in Notes to Financial Statements):

                                                               LEVEL 2        LEVEL 3
                                   TOTAL         LEVEL 1     SIGNIFICANT    SIGNIFICANT
                                 VALUE AT         QUOTED      OBSERVABLE   UNOBSERVABLE
                             AUGUST 31, 2009      PRICE        INPUTS         INPUTS
                             ---------------   -----------   -----------   ------------
Investments in Securities*     $18,961,176     $18,961,176       $--           $--
                               ===========     ===========       ===           ===

* Please refer to the Portfolio of Investments for industry and security type breakouts.

   The accompanying notes are an integral part of the financial statements.

                                 MARVIN & PALMER
                             LARGE CAP GROWTH FUND

                       STATEMENT OF ASSETS AND LIABILITIES
                                 AUGUST 31, 2009

ASSETS
   Investments, at value (Cost $15,935,725) .................................   $ 18,961,176
   Cash and cash equivalents ................................................        461,612
   Receivables
      Investments sold ......................................................        501,227
      Dividends and interest ................................................         16,790
      Investment adviser ....................................................         12,157
   Prepaid expenses and other assets ........................................         13,523
                                                                                ------------
         Total assets .......................................................     19,966,485
                                                                                ------------
LIABILITIES
   Payable for investments purchased ........................................        568,174
   Other accrued expenses and liabilities ...................................         55,059
                                                                                ------------
         Total liabilities ..................................................        623,233
                                                                                ------------
   Net Assets ...............................................................   $ 19,343,252
                                                                                ============
NET ASSETS CONSIST OF
   Par value ................................................................   $      2,913
   Paid-in capital ..........................................................     30,756,564
   Undistributed net investment income ......................................         31,922
   Accumulated net realized loss from investments ...........................    (14,473,598)
   Net unrealized appreciation on investments ...............................      3,025,451
                                                                                ------------
   Net Assets ...............................................................   $ 19,343,252
                                                                                ------------
   Shares outstanding ($0.001 par value, 100,000,000 shares authorized) .....      2,913,248
                                                                                ------------
   Net asset value, offering and redemption price per share .................   $       6.64
                                                                                ============

   The accompanying notes are an integral part of the financial statements.

                                 MARVIN & PALMER
                              LARGE CAP GROWTH FUND
                             STATEMENT OF OPERATIONS
                       FOR THE YEAR ENDED AUGUST 31, 2009

INVESTMENT INCOME
   Dividends ................................................   $    213,449
                                                                ------------
      Total investment income ...............................        213,449
                                                                ------------
EXPENSES
   Administration and accounting fees .......................        150,987
   Advisory fees ............................................        118,743
   Transfer agent fees ......................................         42,400
   Professional fees ........................................         35,702
   Registration and filing fees .............................         20,745
   Directors' and officers' fees ............................         19,137
   Printing and shareholder reporting fees ..................         16,728
   Custodian fees ...........................................          5,756
   Insurance ................................................          2,723
   Other expenses ...........................................          2,088
                                                                ------------
         Total expenses before waivers and reimbursements ...        415,009
                                                                ------------
         Less: waivers and reimbursements ...................       (268,864)
                                                                ------------
         Net expenses after waivers and reimbursements ......        146,145
                                                                ------------
   Net investment income ....................................         67,304
                                                                ------------
NET REALIZED AND UNREALIZED GAIN/(LOSS) FROM INVESTMENTS
   NET REALIZED GAIN/(LOSS) FROM:
      Investments ...........................................    (10,342,051)
   NET CHANGE IN UNREALIZED APPRECIATION/(DEPRECIATION) ON:
      Investments ...........................................      1,991,618
                                                                ------------
   Net realized and unrealized loss from investments ........     (8,350,433)
                                                                ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ........   $ (8,283,129)
                                                                ============

    The accompanying notes are an integral part of the financial statements.

                                 MARVIN & PALMER
                             LARGE CAP GROWTH FUND
                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                        FOR THE YEAR      FOR THE YEAR
                                                                           ENDED             ENDED
                                                                      AUGUST 31, 2009   AUGUST 31, 2008
                                                                      ---------------   ---------------
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
   Net investment income ..........................................    $     67,304       $    27,731
   Net realized loss from investments .............................     (10,342,051)       (3,802,964)
   Net change in unrealized appreciation from investments .........       1,991,618           335,586
                                                                       ------------       -----------
Net decrease in net assets resulting from operations ..............      (8,283,129)       (3,439,647)
                                                                       ------------       -----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income ..........................................         (63,113)           (3,604)
                                                                       ------------       -----------
Net decrease in net assets from dividends and
   distributions to shareholders ..................................         (63,113)           (3,604)
                                                                       ------------       -----------
CAPITAL TRANSACTIONS:
   Proceeds from shares sold ......................................       2,752,950        22,756,642
   Reinvestment of distributions ..................................          62,459             3,604
   Shares redeemed ................................................      (3,906,142)       (5,820,152)
                                                                       ------------       -----------
Net increase/(decrease) in net assets from capital transactions ...      (1,090,733)       16,940,094
                                                                       ------------       -----------
Total increase/(decrease) in net assets ...........................      (9,436,975)       13,496,843
NET ASSETS
   Beginning of year ..............................................      28,780,227        15,283,384
                                                                       ------------       -----------
   End of year ....................................................    $ 19,343,252       $28,780,227
                                                                       ============       ===========
Undistributed net investment income, end of year ..................    $     31,922       $    27,731
                                                                       ============       ===========
SHARE TRANSACTIONS:
   Shares sold ....................................................         449,528         2,133,206
   Shares reinvested ..............................................          10,324               309
   Shares redeemed ................................................        (633,123)         (544,841)
                                                                       ------------       -----------
   Total share transactions .......................................        (173,271)        1,588,674
                                                                       ============       ===========

    The accompanying notes are an integral part of the financial statements.

                                 MARVIN & PALMER
                             LARGE CAP GROWTH FUND
                              FINANCIAL HIGHLIGHTS

Contained below is per share operating performance data for each share outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

                                                             FOR THE YEAR      FOR THE YEAR      FOR THE PERIOD
                                                                ENDED             ENDED        JUNE 29, 2007* TO
                                                           AUGUST 31, 2009   AUGUST 31, 2008    AUGUST 31, 2007
                                                           ---------------   ---------------   -----------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period ...................       $  9.32           $ 10.20           $ 10.00
                                                               -------           -------           -------
Net investment income ..................................          0.02              0.01                --(1)
Net realized and unrealized gain/(loss)
   on investments ......................................         (2.68)            (0.89)             0.20
                                                               -------           -------           -------
Net increase/(decrease) in net assets
   resulting from operations ...........................         (2.66)            (0.88)             0.20
                                                               -------           -------           -------
DIVIDENDS TO SHAREHOLDERS FROM:
Net investment income ..................................         (0.02)               --(1)             --
                                                               -------           -------           -------
Net asset value, end of period .........................       $  6.64           $  9.32           $ 10.20
                                                               =======           =======           =======
Total investment return(2) .............................        (28.51)%           (8.61)%            2.00%
RATIO/SUPPLEMENTAL DATA
Net assets, end of period (000~s omitted) ..............       $19,343           $28,780           $15,283
Ratio of expenses to average net assets ................          0.80%             0.80%             0.80%(3)
Ratio of expenses to average net assets without
   waivers and expense reimbursements ..................          2.27%             2.09%             3.93%(3)
Ratio of net investment income to average net assets ...          0.37%             0.12%             0.21%(3)
Portfolio turnover rate ................................        237.91%           252.37%            28.70%

----------
*    Commencement of Operations.

(1)  Less than $0.005 per share.

(2) Total investment return is calculated by assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(3)  Annualized.

    The accompanying notes are an integral part of the financial statements.

                                 MARVIN & PALMER
                             LARGE CAP GROWTH FUND
                          NOTES TO FINANCIAL STATEMENTS
                                AUGUST 31, 2009

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     The RBB Fund, Inc. ("RBB" or the "Company") was incorporated under the laws of the State of Maryland on February 29, 1988 and is registered under the Investment Company Act of 1940, as amended (the "Investment Company Act"), as an open-end management investment company. RBB is a "series fund," which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the Investment Company Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently, RBB has nineteen active investment portfolios, including the Marvin & Palmer Large Cap Growth Fund (the "Fund"), which commenced investment operations on June 29, 2007.

     RBB has authorized capital of one hundred billion shares of common stock of which 78.973 billion are currently classified into one hundred and twenty-nine classes of common stock. Each class represents an interest in an active or inactive RBB investment portfolio. The active classes have been grouped into ten separate "families."

     PORTFOLIO VALUATION - The Fund's net asset value ("NAV") is calculated once daily at the close of regular trading hours on the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System ("NASDAQ") market system where they are primarily traded. Equity securities traded in the over-the-counter market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities having a remaining maturity of greater than 60 days are valued using an independent pricing service. Fixed income securities having a remaining maturity of 60 days or less are amortized to maturity based on their cost. Foreign securities are valued based on prices from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. Investments in other open-end investment companies are valued based on the NAV of the investment companies (which may use fair value pricing as discussed in their prospectuses). If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Company's Board of Directors. Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

     Effective September 1, 2008, the Fund adopted Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards No. 157 ("SFAS 157"). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. The three levels of the fair value hierarchy under SFAS 157 are described below:

     -    Level 1 - quoted prices in active markets for identical securities

     - Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

     - Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

     In April 2009, FASB issued FASB Staff Position No. 157-4, ("FSP 157-4") Determining Fair Value when the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly. FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. FSP 157-4 provides additional guidance for estimating fair value in accordance with SFAS 157 when the volume and level of activity for the asset or liability have significantly decreased. FSP 157-4 also includes guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 requires entities to describe the inputs and valuation techniques used to measure fair value and changes in those techniques and related inputs during the period. FSP 157-4 expands the three-level hierarchy disclosure and the level three-roll forward disclosure for each major security type as described in paragraph 19 of SFAS 115, Accounting for Certain Investments in Debt and Equity Securities.

     The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value the Fund's investments as of August 31, 2009 is included with the Fund's Schedule of Investments.

     USE OF ESTIMATES - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be significant.

                                 MARVIN & PALMER
                             LARGE CAP GROWTH FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                AUGUST 31, 2009

     INVESTMENT TRANSACTIONS, INVESTMENT INCOME AND EXPENSES - The Fund records security transactions based on trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Interest income is accrued when earned. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. The Fund's investment income, expenses and unrealized and realized gains and losses are allocated daily. Expenses incurred on behalf of a specific class, fund or fund family are charged directly to the class, fund or fund family (in proportion to net assets). Expenses incurred for all the RBB fund families (such as director or professional fees) are charged to all funds in proportion to their average net assets of the RBB funds, or in such other manner as the Board of Directors deems fair or equitable. Expenses and fees, including investment advisory and administration fees, are accrued daily and taken into account for the purpose of determining the net asset value of the Fund.

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends from net investment income and distributions from net realized capital gains, if any, are declared, recorded on the ex-dividend date and paid at least annually to shareholders. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from generally accepted accounting principles.

     U.S. TAX STATUS -- No provision is made for U.S. income taxes as it is the Fund's intention to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

     CASH AND CASH EQUIVALENTS -- The Fund considers liquid assets deposited with a bank, money market funds, and certain short term debt instruments with maturities of 3 months or less to be cash equivalents. These investments represent amounts held with financial institutions that are readily accessible to pay Fund expenses or purchase investments. Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value.

     OTHER -- In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and, therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.

2. INVESTMENT ADVISER AND OTHER SERVICES

     Marvin & Palmer Associates, Inc. ("Marvin & Palmer" or the "Adviser") serves as investment adviser to the Fund pursuant to an investment advisory agreement with the Company (the "Advisory Agreement"). For its services, the Adviser is paid a monthly fee at the annual rate of 0.65% of the Fund's average daily net assets. The Adviser has agreed to limit through December 31, 2009 the Fund's total operating expenses to the extent that such expenses exceed 0.80% of the Fund's average daily net assets. This limitation is effected in waivers of advisory fees and reimbursement of expenses exceeding the advisory fee as necessary. If at any time during the first three years the Advisory Agreement is in effect the Fund's total annual operating expenses are less than 0.80% of the Fund's average daily net assets, the Adviser is entitled to reimbursement by the Fund of the advisory fees waived and other payments remitted by the Adviser to the Fund. For the year ended August 31, 2009, investment advisory fees accrued and waived were $118,743 and expenses reimbursed or to be reimbursed by the Adviser were $150,121.

     PNC Global Investment Servicing (U.S.), Inc. ("PNC"), a member of The PNC Financial Services Group, Inc., serves as administrator for the Fund. Administration and accounting fees accrued also include certain Transfer Agent and custodian fees. For providing administrative and accounting services, PNC is entitled to receive a monthly fee equal to an annual percentage rate of the Fund's average daily net assets, subject to certain minimum monthly fees.

     Included in the administration and accounting fees are fees for providing regulatory administration services to RBB. For providing these services, PNC is entitled to receive compensation as agreed to by the Company and PNC. This fee is allocated to each portfolio in proportion to its net assets of the RBB Funds.

     In addition, PNC serves as the Fund's transfer and dividend disbursing agent. For providing transfer agent services, PNC is entitled to receive out of pocket expenses.

                                 MARVIN & PALMER
                             LARGE CAP GROWTH FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                AUGUST 31, 2009

     For providing custodial services to the Fund, PFPC Trust Company, an affiliate of PNC, is entitled to receive out of pocket expenses.

     PFPC Distributors, Inc., an affiliate of PNC, serves as the principal underwriter and distributor of the Fund's shares pursuant to a Distribution Agreement with RBB.

3. DIRECTOR COMPENSATION

     The Directors of the Company receive an annual retainer, meeting fees and out of pocket expenses for meetings attended. The aggregate remuneration paid to the Directors by the Company during the fiscal year ended August 31, 2009 was $444,181. Certain employees of PNC are Officers of the Company. They are not compensated by the Fund or the Company.

4. INVESTMENT IN SECURITIES

     For the year ended August 31, 2009, aggregate purchases and sales of investment securities (excluding short-term investments) of the Fund were as follows:

                               PURCHASES       SALES
                              -----------   -----------
Investment Securities .....   $43,451,409   $43,881,201

5. SIGNIFICANT SHAREHOLDERS

     As of August 31, 2009, the Fund had 4 shareholder accounts and/or omnibus accounts (comprised of a group of individual shareholders) that amounted to 71% of the total shares outstanding of the Fund.

6. FEDERAL TAX INFORMATION

     FASB Interpretation No. 48 ("FIN 48"), Accounting for Uncertainty in Income Taxes, sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed the Fund's tax positions taken on federal income tax returns for all open tax years (tax years August 31, 2007-2009) and has concluded that no provision for income tax is required in the Fund's financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management's conclusions regarding the adoption of FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation of guidance from the FASB, new tax laws, regulations and administrative interpretations (including court decisions).

     At August 31, 2009, federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Fund were as follows:

FEDERAL TAX    UNREALIZED     UNREALIZED    NET UNREALIZED
   COST       APPRECIATION   DEPRECIATION    APPRECIATION
-----------   ------------   ------------   --------------
$16,106,627    $3,089,661     $(235,112)      $2,854,549

     Distributions to shareholders from net investment income and realized gains are determined in accordance with federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on the tax treatment; temporary differences do not require such reclassification.

     As of August 31, 2009, the components of distributable earnings on a tax basis were as follows:

 UNDISTRIBUTED     UNDISTRIBUTED
ORDINARY INCOME   LONG-TERM GAINS
---------------   ---------------
    $31,922             $--

     The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term and foreign currency gains are reported as ordinary income for federal income tax purposes.

                                 MARVIN & PALMER
                              LARGE CAP GROWTH FUND
                    NOTES TO FINANCIAL STATEMENTS (CONCLUDED)
                                AUGUST 31, 2009

     The tax character of distributions paid during the years ended August 31, 2009 and August 31, 2008, were as follows:

                                FISCAL YEAR ENDED   FISCAL YEAR ENDED
                                 AUGUST 31, 2009     AUGUST 31, 2008
                                -----------------   -----------------
Ordinary income ............         $63,113              $3,604
Long-term capital gains ....              --                  --
                                     -------              ------
Total distributions ........         $63,113              $3,604
                                     =======              ======

     Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

     For federal income tax purposes, capital loss carryforwards are available to offset future capital gains. As of August 31, 2009, the Fund had a capital loss carryforward of $7,767,007 which will expire on August 31, 2016 ($328,738) and August 31, 2017 ($7,438,269).

     Under federal tax law, foreign currency and capital losses realized after October 31 may be deferred and treated as having arisen on the first day of the following fiscal year. For the year ended August 31, 2009, the Fund expects to elect to treat post-October capital losses of $6,535,689 as having been incurred in the following fiscal year.

7. SUBSEQUENT EVENTS

     Management has evaluated the impact of all subsequent events on the Fund through October 22, 2009, the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

                                 MARVIN & PALMER
                              LARGE CAP GROWTH FUND
            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF THE RBB FUND, INC.:

     In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Marvin & Palmer Large Cap Growth Fund, a separately managed portfolio of The RBB Fund, Inc. (the "Fund") at August 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the years or period presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2009 by correspondence with the custodian, provide a reasonable basis for our opinion.

(PRICEWATERHOUSECOOPERS LLP)

Philadelphia, Pennsylvania
October 22, 2009

                                 MARVIN & PALMER
                             LARGE CAP GROWTH FUND
                           SHAREHOLDER TAX INFORMATION
                                  (UNAUDITED)

     The Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders within 60 days of the Fund's fiscal year end (August 31) as of the U.S. federal tax status of distributions received by the Fund's shareholders in respect of such fiscal year.

     The tax character of distributions paid during the years ended August 31, 2009 and August 31, 2008, were as follows:

                                FISCAL YEAR ENDED   FISCAL YEAR ENDED
                                 AUGUST 31, 2009     AUGUST 31, 2008
                                -----------------   -----------------
Ordinary Income...............       $63,113              $3,604
Long-term capital gains.......            --                  --
                                     -------              ------
Total Distributions...........       $63,113              $3,604
                                     =======              ======

     Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal tax purposes.

     For the fiscal year ended August 31, 2009, certain dividends may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. For individual shareholders, a percentage of their ordinary income dividends for the Fund may qualify for a maximum tax rate of 15%. The percentage of ordinary income dividends that qualify is 100%.

     For the fiscal year ended August 31, 2009, certain dividends qualify for the dividends-received deduction ("DRD") for corporate shareholders. The percentage of ordinary income dividends that qualify is 100%.

     Because the Fund's fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2009. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2010.

     Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund, if any.

     In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

     Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

                                 MARVIN & PALMER
                             LARGE CAP GROWTH FUND
                                OTHER INFORMATION
                                   (UNAUDITED)

PROXY VOTING

     Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling Marvin and Palmer at (877) 821-2117 and on the Securities and Exchange Commission's ("SEC") website at http://www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULES

     The Company will file a complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended November 30 and May 31) on Form N-Q. The Company's Form N-Q will be available on the SEC website at http://www.sec.gov and may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. Information on the operation of the SEC Public Reference Room may be obtained by calling (202) 551-8090.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

     As required by the Investment Company Act, the Board of Directors (the "Board") of the Company, including all of the Directors who are not "interested persons" of the Company, as that term is defined in the Investment Company Act (the "Independent Directors"), considered the renewal of the investment advisory agreement between Marvin & Palmer and the Company (the "Advisory Agreement") on behalf of the Marvin & Palmer Large Cap Growth Fund at a meeting of the Board held on May 7, 2009. At this meeting, the Board, including all of the Independent Directors, approved the Advisory Agreement for an additional one-year term. The Board's decision to approve the Advisory Agreement reflects the exercise of its business judgment to continue the existing arrangement. In approving the Advisory Agreement, the Board considered information provided by Marvin & Palmer with the assistance and advice of counsel to the Independent Directors and the Company.

     In considering the renewal of and approval of the Advisory Agreement, the Board took into account all the materials provided prior to and during the meeting, the presentations made during the meeting, and the discussions during the meeting. Among other things, the Board considered (i) the nature, extent, and quality of Marvin & Palmer's services provided to the Fund; (ii) descriptions of the experience and qualifications of Marvin & Palmer's personnel providing those services; (iii) Marvin & Palmer's investment philosophies and processes; (iv) Marvin & Palmer's assets under management and client descriptions; (v) Marvin & Palmer's soft dollar commission and trade allocation policies, including information on the types of research and services obtained in connection with soft dollar commissions; (vi) Marvin & Palmer's current advisory fee arrangement with the Company and other similarly managed clients;
(vii) Marvin & Palmer's compliance procedures; (viii) Marvin & Palmer's financial information, insurance coverage and profitability analysis related to providing advisory services to the Fund; (ix) the extent to which economies of scale are relevant to the Fund; (x) a report prepared by Lipper Inc. ("Lipper") comparing the Fund's management fees and total expense ratio to those of its Lipper peer group and comparing the performance of the Fund to the performance of its Lipper peer group; (xi) a report comparing the performance of the Fund to the performance of its benchmark; and (xii) a report on the historical performance of Marvin & Palmer's U.S. Equity Strategy.

     As part of their review, the Board considered the nature, extent and quality of the services provided by Marvin & Palmer. The Board concluded that Marvin & Palmer had substantial resources to provide services to the Fund and that Marvin & Palmer's services had been acceptable.

     The Board also considered the investment performance of the Fund and Marvin & Palmer. The Board considered the Fund's investment performance in light of its investment objective and investment strategies. The Board concluded that the investment performance of the Fund as compared to its benchmark and Lipper peer group was acceptable. In reaching this conclusion, the Board also considered the recent extraordinary market conditions and the historic performance of Marvin & Palmer's U.S. Equity Strategy.

     The Board also considered the advisory fee rate payable by the Fund under the Advisory Agreement. In this regard, information on the fees paid by the Fund and the Fund's total operating expense ratio (before and after fee waivers and expense reimbursements) were compared to similar information for mutual funds advised by other, unaffiliated investment advisory firms. The Board noted that the advisory fees of the Fund, before and after waivers, and the actual total expenses of the Fund were all lower than the peer group median. In addition, the Board noted that Marvin & Palmer has contractually agreed to limit total annual operating expenses to 0.80% of the Fund's average daily net assets through at least December 31, 2009 and that Marvin & Palmer expects to continue these fee waivers and expense reimbursements.

     After reviewing the information regarding the Marvin & Palmer's costs, profitability and economies of scale, and after considering Marvin & Palmer's services, the Board, including all of the Independent Directors, concluded that the investment advisory fees paid by the Fund were fair and reasonable and that the Advisory Agreement should be approved and continued for an additional one-year period ending August 16, 2010.

                                 MARVIN & PALMER
                              LARGE CAP GROWTH FUND
                                 FUND MANAGEMENT
                                  (UNAUDITED)

     The business and affairs of the Company are managed under the direction of the Company's Board of Directors. The Company is organized under and managed pursuant to Maryland law. The Directors and executive officers of the Company, their dates of birth, business addresses and principal occupations during the past five years are set forth below. The statement of additional information ("SAI") includes additional information about the Directors and is available without charge, upon request, by calling (877) 821-2117.

                                                                                       NUMBER OF
                                                                                     PORTFOLIOS IN
                      POSITION(S)   TERM OF OFFICE                                    FUND COMPLEX            OTHER
   NAME, ADDRESS,        HELD       AND LENGTH OF       PRINCIPAL OCCUPATION(S)       OVERSEEN BY         DIRECTORSHIPS
  AND DATE OF BIRTH    WITH FUND   TIME SERVED (1)        DURING PAST 5 YEARS          DIRECTOR*        HELD BY DIRECTOR
  -----------------   -----------  ---------------  -------------------------------  -------------  -----------------------
                                                  DISINTERESTED DIRECTORS

Nicholas A. Giordano  Director     006 to present   Consultant, financial services         19       Kalmar Pooled
103 Bellevue Parkway                                organizations from 1997 to                      Investment Trust;
Wilmington, DE 19809                                present.                                        (registered investment
DOB: 3/43                                                                                           company) WT Mutual
                                                                                                    Fund; (registered
                                                                                                    investment company)
                                                                                                    Independence Blue
                                                                                                    Cross; IntriCon
                                                                                                    Corporation (body worn
                                                                                                    device company)

Francis J. McKay      Director     1988 to present  Retired; Vice President, Fox           19                 None
103 Bellevue Parkway                                Chase Cancer Center (biomedical
Wilmington, DE 19809                                research and medical care)
DOB: 12/35                                          (2000-2004).

Arnold M. Reichman    Chairman     2005 to present  Director, Gabelli Group Capital        19                 None
103 Bellevue Parkway  Director     1991 to present  Partners, L.P. (an investment
Wilmington, DE 19809                                partnership) from 2000 to
DOB: 5/48                                           2006.

Marvin E. Sternberg   Director     1991 to present  Since 1974, Chairman, Director         19       MTI Holding Group, Inc.
103 Bellevue Parkway                                and President, MTI Holding                      (formerly known as
Wilmington, DE 19809                                Group, Inc. (formerly known as                  Moyco Technologies,
DOB: 3/34                                           Moyco Technologies, Inc.)                       Inc.)
                                                    (manufacturer of precision
                                                    coated and industrial abra-
                                                    sives).

Robert A. Straniere   Director     2006 to present  Since 2009, Administrative Law         19       Reich and Tang Group
103 Bellevue Parkway                                Judge, New York City. Founding                  (asset management);
Wilmington, DE 19809                                Partner, Straniere Law Firm                     The SPARX Asia Funds
DOB: 3/41                                           (1980 to date); Partner, Gotham                 Group (registered
                                                    Strategies (consulting firm)                    investment company)
                                                    (2005 to date); Partner, The
                                                    Gotham Global Group (consulting
                                                    firm) (2005 to date);
                                                    President, The New York City
                                                    Hot Dog Company (2005 to date);
                                                    Partner, KanterDavidoff (law
                                                    firm) (2006 to present).

* Each Director oversees nineteen portfolios of the Company that are currently offered for sale.

(1) Subject to the Company's Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until the last day of year 2011, whichever is later, or until his successor is elected and qualified or his death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. Each officer holds office at the pleasure of the Board of Directors until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

                                 MARVIN & PALMER
                             LARGE CAP GROWTH FUND
                           FUND MANAGEMENT (CONTINUED)
                                   (UNAUDITED)

                                                                                       NUMBER OF
                                                                                     PORTFOLIOS IN
                      POSITION(S)   TERM OF OFFICE                                    FUND COMPLEX           OTHER
    NAME, ADDRESS,        HELD      AND LENGTH OF       PRINCIPAL OCCUPATION(S)       OVERSEEN BY        DIRECTORSHIPS
  AND DATE OF BIRTH    WITH FUND   TIME SERVED (1)        DURING PAST 5 YEARS          DIRECTOR*        HELD BY DIRECTOR
  -----------------   -----------  ---------------  -------------------------------  -------------  -----------------------
                                                  INTERESTED DIRECTORS (2)

Julian A. Brodsky     Director     1988 to present  Since 1969, Director and Vice          19       Comcast Corporation;
103 Bellevue Parkway                                Chairman, Comcast Corporation                   AMDOCS Limited
Wilmington, DE 19809                                (cable television and                           (service provider to
DOB: 7/33                                           communications).                                telecommunications
                                                                                                    companies)

Robert Sablowsky      Director     1991 to present  Since July 2002, Senior Vice           19       Kensington Funds
103 Bellevue Parkway                                President and prior thereto,                    (registered investment
Wilmington, DE 19809                                Executive Vice President of                     company) 6 Portfolios
DOB: 4/38                                           Oppenheimer & Co., Inc.,
                                                    formerly Fahnestock & Co., Inc.
                                                    (a registered broker-dealer).
                                                    Since November 2004, Director
                                                    of Kensington Funds.

J. Richard Carnall    Director     2002 to present  Director of Haydon Bolts, Inc.         19       Cornerstone Bank
103 Bellevue Parkway                                (bolt manufacturer) and Parkway
Wilmington, DE 19809                                Real Estate Company (subsidiary
DOB: 9/38                                           of Haydon Bolts, Inc.) since
                                                    1984; and Director of
                                                    Cornerstone Bank since March
                                                    2004.

* Each Director oversees nineteen portfolios of the Company that are currently offered for sale.

(1) Subject to the Company's Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until the last day of year 2011, whichever is later, or until his successor is elected and qualified or his death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. Each officer holds office at the pleasure of the Board of Directors until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

(2) Messrs. Brodsky, Carnall and Sablowsky are considered "interested persons" of the Company as that term is defined in the Investment Company Act and are referred to as "Interested Directors." Mr. Brodsky is an "Interested Director" of the Company because a family foundation and certain family trusts own shares of JPMorgan Chase & Co. The investment adviser to the Company's Bear Stearns CUFS MLP Mortgage Portfolio, Bear Stearns Asset Management, Inc., is an indirect subsidiary of JPMorgan Chase. Mr. Carnall is an "Interested Director" of the Company because he owns shares of The PNC Financial Services Group, Inc. The investment adviser to the Company's Money Market Portfolio, BlackRock Institutional Management Corporation, and the Company's principal underwriter, PFPC Distributors, Inc., are indirect subsidiaries of The PNC Financial Services Group, Inc. Mr. Sablowsky is considered an "Interested Director" of the Company by virtue of his position as an officer of Oppenheimer & Co., Inc., a registered broker-dealer.

                                  MARVIN & PALMER
                               LARGE CAP GROWTH FUND
                            FUND MANAGEMENT (CONTINUED)
                                    (UNAUDITED)

                                                                                       NUMBER OF
                                                                                     PORTFOLIOS IN
                      POSITION(S)  TERM OF OFFICE                                     FUND COMPLEX           OTHER
   NAME, ADDRESS,        HELD       AND LENGTH OF       PRINCIPAL OCCUPATION(S)       OVERSEEN BY        DIRECTORSHIPS
  AND DATE OF BIRTH    WITH FUND   TIME SERVED (1)        DURING PAST 5 YEARS           DIRECTOR        HELD BY DIRECTOR
  -----------------   -----------  ---------------  -------------------------------  -------------  -----------------------
                                                          OFFICERS

Salvatore Faia,       President    President June   President, Vigilant Compliance         N/A                N/A
Esquire, CPA          and Chief    2009 to present  Services since 2004; Senior
Vigilant Compliance   Compliance   and Chief        Legal Counsel, PNC Global
Services              Officer      Compliance       Investment Servicing (U.S.),
713 Chelsea Road                   Officer 2004 to  Inc. from 2002 to 2004; and
Mullica Hill,                      present          Director of Energy Income
NJ 08062                                            Partnership since 2005.
DOB: 12/62

Joel Weiss            Treasurer    June 2009 to     Vice President and Managing            N/A                N/A
103 Bellevue Parkway               present          Director, PNC Global Investment
Wilmington, DE 19809                                Servicing (U.S.) Inc. since
DOB: 1/63                                           1993

Jennifer Rogers       Secretary    2007 to present  Since 2005, Vice President and         N/A                N/A
103 Bellevue Parkway                                Counsel, PNC Global Investment
Wilmington, DE 19809                                Servicing (U.S.), Inc.
DOB: 7/74                                           (financial services company);
                                                    Associate, Stradley, Ronon,
                                                    Stevens & Young, LLC (law firm)
                                                    from 1999 to 2005.

James G. Shaw         Assistant    2005 to present  Since 1995, Vice President of          N/A                N/A
103 Bellevue Parkway  Treasurer                     PNC Global Investment Servicing
Wilmington, DE 19809                                (U.S.) Inc. (financial services
DOB: 10/60                                          company)

Michael P. Malloy     Assistant    1999 to present  Partner, Drinker Biddle & Reath        N/A                N/A
One Logan Square      Secretary                     LLP (law firm) since 1993
18th and Cherry
Streets
Philadelphia,
PA 19103
DOB: 07/59

(1) Subject to the Company's Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until the last day of year 2011, whichever is later, or until his successor is elected and qualified or his death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. Each officer holds office at the pleasure of the Board of Directors until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

                                  MARVIN & PALMER
                               LARGE CAP GROWTH FUND
                                   PRIVACY NOTICE
                                    (UNAUDITED)

     THE MARVIN & PALMER LARGE CAP GROWTH FUND of The RBB Fund, Inc. (the "Fund") is committed to protecting the confidentiality and security of your private investment records and personal information. Our policies and procedures are designed to safeguard your information and to permit only appropriate and authorized access to and use of this information.

     In order to carry out the functions necessary to service your investment account, our service providers collect certain nonpublic personal information from you from the following sources:

     - Information we receive from you over the telephone, on applications, e-mails or other forms (e.g., your name, social security number and address); and

     -    Information about your transactions with the Fund.

     We restrict access to your personal and account information to those service providers and their employees who need to know that information to service your account. The Fund may also share all of the information (as described above) that we collect with companies that perform marketing services on our behalf or with other financial institutions with whom we have joint marketing agreements who may suggest additional Fund services or other investment products which may be of interest to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

     You can be assured that the Fund considers your data to be private and confidential, and we will not disclose any nonpublic personal information about you to any unaffiliated third parties, except as permitted by law. If you decide to close your account(s) or become an inactive customer, we will adhere to the privacy policies and practices as described in this notice.

     If you have any questions or comments about our privacy practices, please call us at (877) 821-2117.

Investment Adviser
Marvin & Palmer Associates, Inc.
1201 N. Market Street
Suite 2300
Wilmington, DE 19801-1165

Administrator
PNC Global Investment Servicing (U.S.), Inc.
301 Bellevue Parkway
Wilmington, DE 19809

Transfer Agent
PNC Global Investment Servicing (U.S.), Inc.
101 Sabin Street
Pawtucket, RI 02860

Principal Underwriter
PFPC Distributors, Inc.
760 Moore Road
King of Prussia, PA 19406

Custodian
PFPC Trust Company
8800 Tinicum Blvd.
Suite 200
Philadelphia, PA 19153

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
Two Commerce Square, Suite 1700
2001 Market Street
Philadelphia, PA 19103-7042

Counsel
Drinker Biddle & Reath LLP
One Logan Square
18th and Cherry Streets
Philadelphia, PA 19103-6996

                                                                   (ROBECO LOGO)

ROBECO INVESTMENT FUNDS
OF THE RBB FUND, INC.

ANNUAL REPORT
AUGUST 31, 2009

ROBECO BOSTON PARTNERS SMALL CAP VALUE FUND II

ROBECO BOSTON PARTNERS LONG/SHORT EQUITY FUND

ROBECO BOSTON PARTNERS MID CAP VALUE FUND

ROBECO BOSTON PARTNERS ALL-CAP VALUE FUND

ROBECO WPG SMALL CAP VALUE FUND

SAM SUSTAINABLE CLIMATE FUND

SAM SUSTAINABLE WATER FUND

SAM SUSTAINABLE GLOBAL ACTIVE FUND

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Funds. Shares of Robeco Investment Funds are distributed by PFPC Distributors, Inc., 760 Moore Road, King of Prussia, PA 19406.

ROBECO INVESTMENT FUNDS

PRIVACY NOTICE (unaudited)

                 ROBECO BOSTON PARTNERS SMALL CAP VALUE FUND II
                  ROBECO BOSTON PARTNERS LONG/SHORT EQUITY FUND
                    ROBECO BOSTON PARTNERS MID CAP VALUE FUND
                    ROBECO BOSTON PARTNERS ALL-CAP VALUE FUND
                         ROBECO WPG SMALL CAP VALUE FUND
                          SAM SUSTAINABLE CLIMATE FUND
                           SAM SUSTAINABLE WATER FUND
                       SAM SUSTAINABLE GLOBAL ACTIVE FUND
                         (THE "ROBECO INVESTMENT FUNDS")

The Robeco Investment Funds of The RBB Fund, Inc. (the "Funds") are committed to protecting the confidentiality and security of your private investment records and personal information. Our policies and procedures are designed to safeguard your information and to permit only appropriate and authorized access to and use of this information.

In order to carry out the functions necessary to service your investment account, our service providers collect certain nonpublic personal information from you from the following sources:

     - Information we receive from you over the telephone, on applications, e-mails or other forms (e.g., your name, social security number and address); and

     -    Information about your transactions with the Fund.

We restrict access to your personal and account information to those service providers and their employees who need to know that information to service your account. The Fund may also share all of the information (as described above) that we collect with companies that perform marketing services on our behalf or with other financial institutions with whom we have joint marketing agreements who may suggest additional Fund services or other investment products which may be of interest to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your non-public personal information.

You can be assured that the Fund considers your data to be private and confidential, and we will not disclose any nonpublic personal information about you to any unaffiliated third parties, except as permitted by law. If you decide to close your account(s) or become an inactive customer, we will adhere to the privacy policies and practices as described in this notice.

If you have any questions or comments about our privacy practices, please call us at (888) 261-4073.


                             ANNUAL REPORT 2009 | 1

ROBECO INVESTMENT FUNDS

GENERAL MARKET COMMENTARY

Dear Shareholder:

     The U.S. economy has put itself on the path to recovery, and in all likelihood the U.S. recession ended in the third quarter of the 2009 calendar year. Economic data has progressed better than expected. In fact, approximately 70% of economic releases surpassed consensus expectations over the past few months before easing-up toward the end of the quarter.(1) The housing market showed signs of stabilizing, with the S&P 500(R)/Case-Shiller Home Price Indices reporting the sixth month of improved readings on a month-over-month basis that included 17 of the 20 metropolitan areas posting gains for July on a seasonally adjusted basis.(2) Although job losses continued, the Bureau of Labor Statistics' nonfarm payroll data showed that the rate of decline has improved significantly from the multi-decade nadir last January.(3) History would suggest that if this trend continues, the economy could be in a position in a year or so of adding jobs on a net basis. The arbiter of recessions (the National Bureau of Economic Research) has historically waited for all the dust to settle before announcing that a recession has ended. Stay tuned.

     In the meantime, corporate America has continued to do an effective job controlling costs and maintaining profits. In fact, 76% percent of firms in the S&P 500(R) reported a positive earnings surprise for the second quarter of 2009. There was not much revenue growth in the mix as only one quarter of companies reported a positive surprise and grew sales.(4)

     It doesn't appear, however, that much growth was needed to continue the strong market rally that began in March. From March 10th through the end of the third quarter of 2009, the S&P 500(R) Index gained 58% while the Russell 1000(R) Index climbed 60%, the Russell Midcap(R) Index rose 75% and the Russell 2000(R) Index returned 78%. As reflected by the outperformance of the smaller cap indices, riskier assets tended to do best across all investment asset classes.

     Along these lines, the equity market's biggest winners during this rally have been those stocks that were on the brink of extinction. Based on the U.S. exchange-traded universe, stocks that were priced under $2.50 per share at the outset of the rally climbed an average of 196% through September 30th. Those under $5 per share gained 177% on average, whereas stocks greater than $20 per share posted an average return of 54%.

     Thus, the stock market rally off of the March lows has largely restored price differentials within the U.S. equity market to more normal ranges. The latest snapshot of valuation spreads is within one standard deviation of the historical norm. Earlier this year, the price discrepancy between the market's average stock and the most inexpensive quintile of stocks had become exceptionally severe, ranking more than three standard deviations from the norm. When the market rallied and spreads tightened, the lower quality distressed businesses confederated at the edges did best.

     Our portfolios' grounding in sound businesses at attractive valuations drove returns during this period and, in our opinion, provides more solid prospects going forward. As valuation spreads settle into normal straits, we believe getting the analysis right on the fundamental merits of a business' valuation and earnings power will resume as the differentiating factor for performance going forward.

     That said, the U.S. economy most likely faces a long, slow recovery, especially given the strains on the consumer. This is the consensus thinking. A contrarian view would be that it is too conservative because history has shown that, in general, the bigger the recession, the stronger the recovery in its first year. Of the eleven recessions since 1948, this recession's severity is tied for worst, as measured by the 3.7 percentage-point decline in Gross Domestic Product ("GDP") from the peak. The approximate consensus view of a 2.5% recovery in GDP twelve months from now would rank it among the three weakest recoveries, placing it significantly below historical trends as well as below the historical median of 6.8%.

     As markets have developed over the past eighty years, there has been no shortage of challenges. Since 1926, there has been: 1 great depression, 1 world war, the Korean War, the Vietnam War, the Cold War, 1 national housing bubble (2002-2007), 2 Iraqi wars, 2 oil shocks, 2 periods with double-digit unemployment (1931-1940 & 1982-1983), 2 stock market crashes (1929, 1987), 3 market bubbles (1929, 1972, 2000), 4 periods with double digit inflation (1942,1947,1974,1980), and 14 recessions. Over this time, the S&P 500(R) Index has produced a 9.7% annualized return. With risk has come opportunity, and we look forward to keeping you informed of what we're finding for your portfolio.

Sincerely,


Robeco Investment Funds

----------
(1)  ISI Research, September 2009

(2)  S&P 500(R)/Case-Shiller Home Prices Indices, September 29, 2009 Press
     Release

(3) Bureau of Labor Statistics, Bloomberg U.S. Employees on Nonfarm Payrolls total month-over-month net change.

(4)  HOLT ValueSearch, September 2009


                             2 | ANNUAL REPORT 2009

ROBECO INVESTMENT FUNDS

ROBECO BOSTON PARTNERS SMALL CAP VALUE FUND II (unaudited)

Dear Shareholder:

     The Robeco Boston Partners Small Cap Value Fund II outperformed the Russell 2000(R) Value Index for the one-year period ended August 31, 2009. During the reporting period, the Institutional share class returned -8.97% and the Investor share class returned -9.20%. The Index returned -20.68%. In sum, the Fund outperformed the Index by 11.71% for the Institutional share class and by 11.48% for the Investor share class.

     The last year has been a trying time for investors, to say the least, but the rebound has been significant as illustrated by the Index returning some 72.80% since March 10, 2009. For the one-year period, the Fund outperformed its benchmark during this volatile market due to strong stock selection across a diverse mix of positions, led by Finance, REITs, Capital Goods and Energy. Within Finance, the portfolio's combination of insurance, bank and financial services holdings drove the overall position's 5.6 percentage point contribution to relative performance. The portfolio's underweight to regional banks added value as this category under-performed by about 23% since August 2008. At that time, and coming into 2009, the return versus risk trade-off was not attractive in our view. More recently, however, we have added to our bank positions as certain companies have raised sufficient capital, decreased their balance sheet risk and have finally become more attractive stocks. The Fund has been more conservatively positioned in terms of credit-sensitive stocks, and within the REIT sector, the agency mortgage REIT area has provided stock-specific opportunities offering attractive value without credit risk. The Fund's REIT holdings have returned 31% for the one-year period; in contrast, the index's REIT sector has lost some 23%.

     An area to note on the negative side was both our overweight and stock selection in the Health Care sector, which detracted for the period. The market seems to have left these companies behind in the recent rally as health care reform - and the uncertainty surrounding it - has negatively affected stock prices in the sector. However, we continue to find attractive valuations in this space and, while spreading our exposures, believe that many of these companies can do well even in an unfriendly environment, as they have in the past.

     As we look ahead, we believe the Fund's construction in terms of our three-circle stock selection discipline (attractive valuation, sound fundamentals and a catalyst for change) has positioned it well for favorable performance over time.

Sincerely,

David Dabora
Portfolio Manager, RBP Small-Cap Value Fund II

----------
Small company stocks are generally riskier than large company stocks due to greater volatility and less liquidity. Investors should note that the Fund is an actively managed mutual fund while the Russell indices are unmanaged, do not incur expenses and are not available for investment.

TOP TEN POSITIONS (AS OF 8/31/09)        % OF NET ASSETS
--------------------------------------   ---------------
Jones Lang LaSalle, Inc.                       1.96%
MFA Financial, Inc.                            1.89%
Anworth Mortgage Asset Corp.                   1.83%
Service Corp. International                    1.80%
Max Capital Group Ltd.                         1.75%
Schweitzer-Mauduit International, Inc.         1.49%
Bristow Group, Inc.                            1.37%
Live Nation, Inc.                              1.36%
Bowne & Co., Inc.                              1.35%
PHH Corp.                                      1.32%

PORTFOLIO REVIEW (AS OF 8/31/09)
--------------------------------------
P/E: Price/Earnings                       13.2x
P/B: Price/Book                            1.2x
Holdings                                   164
Wtd.Average Mkt. Cap. (mil)              $ 975
ROE: Return on Equity                      4.5
OROA: Operating Return
   on Operating Assets                    29.4

Portfolio holdings are subject to change at any time.


                             ANNUAL REPORT 2009 | 3

ROBECO INVESTMENT FUNDS

             Comparison of Change in Value of $10,000 Investment in Robeco Boston Partners Small Cap Value Fund II vs. Russell Indices

                               (PERFORMANCE CHART)

                  Small Cap Value         Small Cap Value
             Fund II -- Institutional   Fund II -- Investor   Russell 2000(R)   Russell 2000(R)
                       Class                   Class            Value Index        Index(1)
             ------------------------   -------------------   ---------------   ---------------
08/31/1999             10000                  10000                 10000            10000
08/31/2000             13143                  13132.9               11367.8          12714.6
08/31/2001             20315.2                20259.8               13416            11236.8
08/31/2002             18814.8                18732.5               12665.6          9502.67
08/31/2003             24186.8                24007.3               15091.4          11728.3
08/31/2004             27562.8                27293.6               18718.9          13658.2
08/31/2005             33806.2                33384.8               22950.2          16814.7
08/31/2006             35966.1                35427.5               25867.9          18385
08/31/2007             39754.3                39062.7               29729.5          20475.7
08/31/2008             35718.6                35000.7               27493.3          19352.5
08/31/2009             32515.4                31779.1               21805.1          15232.1

The chart assumes a hypothetical $10,000 initial investment in the Fund made on August 31, 1999 and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the Russell indices are unmanaged, do not incur expenses and are not available for investment.

                        For Period Ended August 31, 2009

                                                     AVERAGE ANNUAL TOTAL RETURN       GROSS      NET
                                                 ----------------------------------   EXPENSE   EXPENSE
                                                 1 YEAR   3 YEAR   5 YEAR   10 YEAR    RATIO     RATIO
                                                 ------   ------   ------   -------   -------   -------
Small Cap Value Fund II -- Institutional Class    -8.97%   -3.31%    3.36%    12.51%     1.39%     1.30%
Small Cap Value Fund II -- Investor Class         -9.20%   -3.56%    3.09%    12.26%     1.64%     1.55%
Russell 2000(R) Value Index                      -20.68%   -7.86%    1.57%     7.31%      n/a       n/a
Russell 2000(R) Index (1)                        -21.29%   -6.08%    2.21%     4.30%      n/a       n/a

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. ROBECO INVESTMENT MANAGEMENT, INC. WAIVED A PORTION OF ITS ADVISORY FEE AND AGREED TO REIMBURSE A PORTION OF THE FUND'S OPERATING EXPENSES, IF NECESSARY, TO MAINTAIN THE EXPENSE LIMITATION AS SET FORTH IN THE NOTES TO THE FINANCIAL STATEMENTS. TOTAL RETURNS SHOWN INCLUDE FEE WAIVERS AND EXPENSE REIMBURSEMENTS, IF ANY; TOTAL RETURNS WOULD HAVE BEEN LOWER HAD THERE BEEN NO ASSUMPTION OF FEES AND EXPENSES IN EXCESS OF EXPENSE LIMITATIONS. THE FUND'S ANNUAL OPERATING EXPENSE RATIOS ABOVE ARE AS STATED IN THE CURRENT PROSPECTUSES. THESE RATES CAN FLUCTUATE AND MAY DIFFER FROM THE ACTUAL EXPENSES INCURRED BY THE FUND FOR THE PERIOD COVERED BY THIS REPORT. RETURNS SHOWN INCLUDE THE REINVESTMENT OF ALL DIVIDENDS AND OTHER DISTRIBUTIONS AND DO NOT REFLECT TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 1-888-261-4073 OR VISIT OUR WEB SITE AT www.robecoinvest.com.

(1) This is not a benchmark of the Fund. Results of index performance are presented for general comparative purposes.

The Russell 2000(R) Value Index is an unmanaged index considered representative of small-cap value stocks.

The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which represents approximately 8% of the total market capitalization of the Russell 3000(R) Index and is considered representative of small-cap stocks.


                             4 | ANNUAL REPORT 2009

ROBECO INVESTMENT FUNDS

ROBECO BOSTON PARTNERS LONG/SHORT EQUITY FUND (unaudited)

Dear Shareholder:

The Robeco Boston Partners Long/Short Equity Fund outperformed the S&P 500(R) Index for the one-year period ended August 31, 2009. During the reporting period, the Institutional share class returned 30.02% and the Investor share class returned 29.63%. The S&P 500(R) Index returned -18.25%. In sum, the Fund outperformed the Index by 48.27% for the Institutional share class and by 47.88% for the Investor share class.

As you are aware, we build both the long and short portfolios in a bottom-up fashion seeking to create two independent return streams for the overall fund. For the fiscal year, strong performance in the long portfolio drove returns, while our short exposure, albeit slight, negatively effected returns for the period. Returns in the long portfolio were driven by strong stock selection across most sectors of the market. The most meaningful returns were gathered in the Finance and Technology sectors where we maintained an overweight position relative to the Index and in Healthcare, where we were roughly evenly exposed relative to the Index, but achieved vastly superior returns.

By the end of August the short exposure had risen off of the historic lows of last fall and earlier this spring to approximately 19% as a percentage of the overall portfolio. While the market has experienced a strong move off of the early March '09 lows, the development of attractive short selling opportunities, at least in absolute terms, has been slow to develop, so we remain positioned with a considerable net long overall position.

As of August 31, 2009, the overall portfolio had a net long exposure of approximately 76% and a net beta of 1.06 (predicted). From a capitalization perspective, the long portfolio had a median market capitalization of $488 million compared to $412 million on the short portfolio. The Fund is well diversified with approximately 130 positions on the long side and 78 positions on the short side.

Our bottom-up value discipline has yielded a portfolio that is attractively positioned relative to the short portfolio from both a valuation and profitability standpoint. The long portfolio trades at 17.8x price-to-earnings and 1.4x price-to-book value, and the short portfolio trades at 20.1x price-to-earnings and 3.4x price-to-book value. We believe that consistently positioning the overall portfolio with these general characteristics increases the probability of success over the long term and it continues to be the focus of our efforts.

We appreciate the confidence you have placed in our team and your support of the Fund.

Sincerely,


Robert Jones
Portfolio Manager, RBP Long/Short Equity Fund

----------
Long/Short Equity is an absolute return product that balances long and short portfolio strategies and seeks to achieve stable absolute returns with approximately half the risk of the S&P 500(R) Index. However, this product is not risk neutral. It is exposed to style, capitalization, sector and short-implementation risk. Use of the S&P 500(R) Index is for comparative purposes only since Long/Short returns are not correlated to equity market returns. An absolute return benchmark of 15% is the more appropriate measure for this product.

Investors should note that the Fund is an actively managed mutual fund while the S&P 500(R) Index is unmanaged, does not incur expenses and is not available for investment.

TOP TEN LONG POSITIONS (AS OF 8/31/09)   % OF NET ASSETS
--------------------------------------   ---------------
Alpha PRO Tech Ltd.                            3.64%
Maiden Holdings Ltd.                           2.30%
Telular Corp.                                  2.18%
JPMorgan Chase & Co.                           2.11%
PLATO Learning, Inc.                           1.69%
Varian Medical Systems, Inc.                   1.65%
AFC Enterprises, Inc.                          1.64%
MedQuist, Inc.                                 1.61%
Casual Male Retail Group, Inc.                 1.49%
Skechers U.S.A., Inc., Class A                 1.41%

PORTFOLIO REVIEW (AS OF 8/31/09)           LONG     SHORT
--------------------------------         -------   ------
P/E: Price/Earnings                         17.8x    20.1x
P/B: Price/Book                              1.4x     3.4x
Holdings                                     130       78
Wtd. Average Mkt. Cap. (mil)             $10,134   $1,887
ROE: Return on Equity                         -3    -16.4
OROA: Operating Return
   on Operating Assets                      30.9     -3.2

Portfolio holdings are subject to change at any time.


                             ANNUAL REPORT 2009 | 5

ROBECO INVESTMENT FUNDS

             Comparison of Change in Value of $10,000 Investment in Robeco Boston Partners Long/Short Equity Fund vs. S&P 500(R) Index

                               (PERFORMANCE CHART)

               Long/Short Equity     Long/Short Equity
             Fund -- Institutional   Fund -- Investor    S&P 500(R)
                     Class                 Class            Index
              --------------------   -----------------   ----------
08/31/1999           10000                 10000           10000
08/31/2000           11373.9               11386.6         11633.4
08/31/2001           17271.2               17251.4         8796.52
08/31/2002           17069                 17002.6         7214.14
08/31/2003           16875.6               16777.8         7929.86
08/31/2004           17335.5               17189.4         9010.03
08/31/2005           21097.5               20857.7         10140.4
08/31/2006           23825.7               23503.8         11040.1
08/31/2007           24446.4               24055.8         12711.2
08/31/2008           24719.4               24267.8         11295
08/31/2009           32140.4               31457.3         9233.19

The chart assumes a hypothetical $10,000 initial investment in the Fund made on August 31, 1999 and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the S&P 500(R) Index is unmanaged, does not incur expenses and is not available for investment.

                        For Period Ended August 31, 2009

                                                    AVERAGE ANNUAL TOTAL RETURN       GROSS      NET
                                                ----------------------------------   EXPENSE   EXPENSE
                                                1 YEAR   3 YEAR   5 YEAR   10 YEAR    RATIO     RATIO
                                                ------   ------   ------   -------   -------   ------
Long/Short Equity Fund -- Institutional Class    30.02%  10.49%   13.14%    12.38%    4.39%     4.01%
Long/Short Equity Fund -- Investor Class         29.63%  10.20%   12.85%    12.14%    4.64%     4.26%
S&P 500(R) Index                                -18.25%  -5.78%    0.49%    -0.79%     n/a       n/a

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. ROBECO INVESTMENT MANAGEMENT, INC. WAIVED A PORTION OF ITS ADVISORY FEE AND AGREED TO REIMBURSE A PORTION OF THE FUND'S OPERATING EXPENSES, IF NECESSARY, TO MAINTAIN THE EXPENSE LIMITATION AS SET FORTH IN THE NOTES TO THE FINANCIAL STATEMENTS. TOTAL RETURNS SHOWN INCLUDE FEE WAIVERS AND EXPENSE REIMBURSEMENTS, IF ANY; TOTAL RETURNS WOULD HAVE BEEN LOWER HAD THERE BEEN NO ASSUMPTION OF FEES AND EXPENSES IN EXCESS OF EXPENSE LIMITATIONS. THE FUND'S ANNUAL OPERATING EXPENSE RATIOS ABOVE (INCLUDING INTEREST AND DIVIDEND EXPENSE ON SHORT SALES) ARE AS STATED IN THE CURRENT PROSPECTUSES. THESE RATES CAN FLUCTUATE AND MAY DIFFER FROM THE ACTUAL EXPENSES INCURRED BY THE FUND FOR THE PERIOD COVERED BY THIS REPORT. RETURNS SHOWN INCLUDE THE REINVESTMENT OF ALL DIVIDENDS AND OTHER DISTRIBUTIONS AND DO NOT REFLECT TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 1-888-261-4073 OR VISIT OUR WEB SITE AT www.robecoinvest.com.

The S&P 500(R) Index is an unmanaged index that measures the performance of 500 large-cap stocks.


                             6 | ANNUAL REPORT 2009

ROBECO INVESTMENT FUNDS

ROBECO BOSTON PARTNERS MID CAP VALUE FUND (unaudited)

Dear Shareholder:

The Robeco Boston Partners Mid Cap Value Fund outperformed the Russell Midcap(R) Value Index for the one-year period ended August 31, 2009. During the reporting period, the Institutional share class returned -9.50% and the Investor share class returned -9.79%. The Index returned -20.00%. In sum, the Fund outperformed the Index by 10.50% for the Institutional share class and by 10.21% for the Investor share class.

Despite the volatile market conditions over the past year, the Fund outperformed the index due to strong stock selection across a diverse range of industries, including Basic Industries, Finance, REITs and the Consumer areas. Within Finance, we have gradually increased exposure to credit-sensitive financials as conditions have stabilized during 2009. Within the REIT sector, the Fund holds positions in traditional equity REIT and mortgage REIT areas, both of which contributed to relative performance. Overall, the Fund's positions contributed to relative performance in 11 of 13 major economic sectors, or an average of 93% of the Fund's market weight for the period. The Fund's Health Care and Transportation positions detracted approximately 0.3 percentage points from relative performance over the period.

As we look ahead, we believe the Fund's construction in terms of our three-circle stock selection discipline (attractive valuation, sound fundamentals and a catalyst for change) has positioned it well for favorable performance over time.

Sincerely,


Steven Pollack
Portfolio Manager, RBP Mid Cap Value Fund

----------
Mid size company stocks are generally riskier than large company stocks due to greater volatility and less liquidity. Investors should note that the Fund is an actively managed mutual fund while the Russell indices are unmanaged, do not incur expenses and are not available for investment.

TOP TEN POSITIONS (AS OF 8/31/09)            % OF NET ASSETS
---------------------------------            ---------------
Lubrizol Corp., (The)                             1.89%
Manpower, Inc.                                    1.85%
Marsh & McLennan Cos., Inc.                       1.58%
Annaly Capital Management, Inc.                   1.58%
Assurant, Inc.                                    1.52%
Equifax, Inc.                                     1.51%
Noble Energy, Inc.                                1.49%
Symantec Corp.                                    1.43%
PPG Industries, Inc.                              1.37%
Alleghany Corp.                                   1.35%

PORTFOLIO REVIEW (AS OF 8/31/09)
P/E: Price/Earnings                                15.3x
P/B: Price/Book                                     1.6x
Holdings                                            118
Wtd. Average Mkt. Cap. (mil)                     $6,931
ROE: Return on Equity                              13.4
OROA: Operating Return on Operating Assets         30.5

Portfolio holdings are subject to change at any time.


                             ANNUAL REPORT 2009 | 7

ROBECO INVESTMENT FUNDS

             Comparison of Change in Value of $10,000 Investment in Robeco Boston Partners Mid Cap Value Fund vs. Russell Indices

                               (PERFORMANCE CHART)

                 Mid Cap Value         Mid Cap Value
             Fund -- Institutional   Fund -- Investor   Russell Midcap(R)   Russell 2500(R)   Russell 2500(R)
                     Class                 Class           Value Index      Value Index(1)       Index(1)
             ---------------------   ----------------   -----------------   ---------------   ---------------
08/31/1999          10000                 10000              10000               10000             10000
08/31/2000          10320.7               10290.5            12952               11277.5           13187.9
08/31/2001          11170                 11109.1            14452.1             12927.6           11903.9
08/31/2002          10167.8               10080.4            13748.3             12440.3           10416.8
08/31/2003          12140.9               12027.1            15433.1             14512.3           12602.7
08/31/2004          13887.8               13720.1            19355.3             18097.8           14855.9
08/31/2005          17494.9               17240.6            24785.4             22624.4           18599.2
08/31/2006          18688.1               18377.2            28727.7             24918.4           20099.1
08/31/2007          22672                 22239.4            32293.9             27101.5           22890.8
08/31/2008          21219                 20766.7            28921.8             24864.2           21209.2
08/31/2009          19202.6               18733.6            23137.3             20225.4           17030.5

The chart assumes a hypothetical $10,000 initial investment in the Fund made on August 31, 1999 and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the Russell indices are unmanaged, do not incur expenses and are not available for investment.

                        For Period Ended August 31, 2009

                                                    AVERAGE ANNUAL TOTAL RETURN       GROSS      NET
                                                ----------------------------------   EXPENSE   EXPENSE
                                                1 YEAR   3 YEAR   5 YEAR   10 YEAR    RATIO     RATIO
                                                ------   ------   ------   -------   -------   ------
Mid Cap Value Fund -- Institutional Class        -9.50%    0.91%   6.70%    6.74%     1.49%     1.01%
Mid Cap Value Fund -- Investor Class             -9.79%    0.64%   6.43%    6.48%     1.74%     1.26%
Russell Midcap(R) Value Index                   -20.00%   -6.95%   3.00%    6.29%      n/a       n/a
Russell 2500(R) Value Index (1)                 -18.66%   -6.91%   2.12%    7.23%      n/a       n/a
Russell 2500(R) Index (1)                       -19.71%   -5.19%   2.89%    5.53%      n/a       n/a

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. ROBECO INVESTMENT MANAGEMENT, INC. WAIVED A PORTION OF ITS ADVISORY FEE AND AGREED TO REIMBURSE A PORTION OF THE FUND'S OPERATING EXPENSES, IF NECESSARY, TO MAINTAIN THE EXPENSE LIMITATION AS SET FORTH IN THE NOTES TO THE FINANCIAL STATEMENTS. TOTAL RETURNS SHOWN INCLUDE FEE WAIVERS AND EXPENSE REIMBURSEMENTS, IF ANY; TOTAL RETURNS WOULD HAVE BEEN LOWER HAD THERE BEEN NO ASSUMPTION OF FEES AND EXPENSES IN EXCESS OF EXPENSE LIMITATIONS. THE FUND'S ANNUAL OPERATING EXPENSE RATIOS ABOVE ARE AS STATED IN THE CURRENT PROSPECTUSES. THESE RATES CAN FLUCTUATE AND MAY DIFFER FROM THE ACTUAL EXPENSES INCURRED BY THE FUND FOR THE PERIOD COVERED BY THIS REPORT. RETURNS SHOWN INCLUDE THE REINVESTMENT OF ALL DIVIDENDS AND OTHER DISTRIBUTIONS AND DO NOT REFLECT TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 1-888-261-4073 OR VISIT OUR WEB SITE AT www.robecoinvest.com.

(1) This is not a primary benchmark of the Fund. Results of index performance are presented for general comparative purposes.

The Russell Midcap(R) Value Index measures the performance of the mid-cap value segment of the U.S. equity universe.

The Russell 2500(R) Value Index is an unmanaged index considered representative of small to mid-cap value stocks.

The Russell 2500(R) Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as "smid" cap.The Russell 2500(R) Index is a subset of the Russell 3000(R) Index. It includes approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership.


                             8 | ANNUAL REPORT 20097

ROBECO INVESTMENT FUNDS

ROBECO BOSTON PARTNERS ALL-CAP VALUE FUND (unaudited)

Dear Shareholder:

The Robeco Boston Partners All-Cap Value Fund outperformed the Russell
3000(R) Value Index for the one-year period ended August 31, 2009. During the reporting period, the Institutional share class returned -5.88% and the Investor share class returned -6.15%.The Index returned -20.30%. In sum, the Fund outperformed the Index by 14.42% for the Institutional share class and by 14.15% for the Investor share class.

Over the past year, the market was characterized by two distinct periods: the Index's 50% decline from September 1st - March 9th and its 61% rally thereafter. The Fund outperformed the Index by 8 percentage points during the downturn through March 9th and kept pace with the Index in a very sharp rally that followed. Our investment discipline's focus on protecting capital in downturns and performing in rising markets underpinned the Fund's relative outperformance for the period. The Fund's leading contributors to relative performance included Finance, where we gradually increased our exposure to banks as conditions stabilized throughout the period; Technology, which has been grounded in blue-chip businesses at attractive valuations; and the Consumer Services areas, where we have found companies demonstrating a favorable combination of balance sheet strength and strong operating leverage. The Fund outperformed the Index in 10 of 13 major economic sectors for the one-year period.The Consumer Durables area, which averaged less than a 2% weighting within the Fund, was the largest detractor from relative performance.

As we look ahead, we believe the Fund's construction in terms of our three-circle stock selection discipline (attractive valuation, sound fundamentals and a catalyst for change) has positioned it well for favorable performance over time.

Sincerely,

Duilio Ramallo
Portfolio Manager, RBP All-Cap Value Fund

----------
Small and mid-size company stocks are generally riskier than large company stocks due to greater volatility and less liquidity. Investors should note that the Fund is an actively managed mutual fund while the Russell indices are unmanaged, do not incur expenses and are not available for investment.

TOP TEN POSITIONS (AS OF 8/31/09)            % OF NET ASSETS
---------------------------------            ---------------
JPMorgan Chase & Co.                               4.15%
Loews Corp.                                        2.61%
International Business Machines Corp.              2.53%
Amgen, Inc.                                        2.32%
Pfizer, Inc.                                       2.28%
Microsoft Corp.                                    2.14%
Total SA - ADR                                     2.10%
eBay, Inc.                                         2.06%
Vodafone Group PLC - Sponsored ADR                 2.03%
Hewlett-Packard Co.                                1.92%

PORTFOLIO REVIEW (AS OF 8/31/09)
-------------------------------
P/E: Price/Earnings                                14.5x
P/B: Price/Book                                     1.5x
Holdings                                            119
Wtd. Average Mkt. Cap. (mil)                    $46,636
ROE: Return on Equity                              13.5
OROA: Operating Return on Operating Assets         42.2

Portfolio holdings are subject to change at any time.


                             ANNUAL REPORT 2009 | 9

ROBECO INVESTMENT FUNDS

             Comparison of Change in Value of $10,000 Investment in Robeco Boston Partners All-Cap Value Fund vs. Russell Indices

                               (PERFORMANCE CHART)

                 All-Cap Value         All-Cap Value
             Fund -- Institutional   Fund -- Investor   Russell 3000(R)   Russell 3000(R)
                     Class                 Class          Value Index        Index(1)
             ---------------------   ----------------   ---------------   ---------------
07/01/2002          10000                   10000            10000            10000
08/31/2002          9450                    9440             9089.49          9248.26
02/28/2003          8665.51                 8636.63          8375.69          8577.32
08/31/2003          10851.9                 10820.8          10221.5          10535.6
02/29/2004          13381.6                 13324            12042.3          12122
08/31/2004          13401.8                 13324            12024.3          11725.8
02/28/2005          15391.5                 15296.9          13692.2          13047.2
08/31/2005          16393.7                 16262.8          14109.6          13523.2
02/28/2006          17212                   17058.8          15269            14691.9
08/31/2006          17697                   17518.3          16175            14995.8
02/28/2007          19602.4                 19389.3          17771.9          16462.3
08/31/2007          20241.5                 19998.6          18166.3          17236.4
02/29/2008          18755.7                 18490.8          16223.5          15716.9
08/31/2008          18510.8                 18235.3          15603.1          15473.8
02/28/2009          12054.1                 11838            11254.7          10956.3
08/31/2009          17422.3                 17114.6          16282.4          15538.7

The chart assumes a hypothetical $10,000 initial investment in the Fund made on July 1, 2002 (commencement of operations) and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the Russell indices are unmanaged, do not incur expenses and are not available for investment.

                        For Period Ended August 31, 2009

                                                  AVERAGE ANNUAL TOTAL RETURN
                                            ---------------------------------------    GROSS      NET
                                                                           SINCE      EXPENSE   EXPENSE
                                            1 YEAR   3 YEAR   5 YEAR   INCEPTION(2)    RATIO     RATIO
                                            ------   ------   ------   ------------   -------   -------
All-Cap Value Fund -- Institutional Class    -5.88%  -0.52%    5.39%       8.05%       1.70%     0.95%
All-Cap Value Fund -- Investor Class         -6.15%  -0.77%    5.13%       7.78%       1.95%     1.20%
Russell 3000(R) Value Index                 -20.30%  -8.39%    0.53%       2.99%        n/a       n/a
Russell 3000(R) Index (1)                   -18.62%  -5.66%    1.04%       2.99%        n/a       n/a

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. ROBECO INVESTMENT MANAGEMENT, INC. WAIVED A PORTION OF ITS ADVISORY FEE AND AGREED TO REIMBURSE A PORTION OF THE FUND'S OPERATING EXPENSES, IF NECESSARY, TO MAINTAIN THE EXPENSE LIMITATION AS SET FORTH IN THE NOTES TO THE FINANCIAL STATEMENTS. TOTAL RETURNS SHOWN INCLUDE FEE WAIVERS AND EXPENSE REIMBURSEMENTS, IF ANY; TOTAL RETURNS WOULD HAVE BEEN LOWER HAD THERE BEEN NO ASSUMPTION OF FEES AND EXPENSES IN EXCESS OF EXPENSE LIMITATIONS. THE FUND'S ANNUAL OPERATING EXPENSE RATIOS ABOVE ARE AS STATED IN THE CURRENT PROSPECTUSES. THESE RATES CAN FLUCTUATE AND MAY DIFFER FROM THE ACTUAL EXPENSES INCURRED BY THE FUND FOR THE PERIOD COVERED BY THIS REPORT. RETURNS SHOWN INCLUDE THE REINVESTMENT OF ALL DIVIDENDS AND OTHER DISTRIBUTIONS AND DO NOT REFLECT TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 1-888-261-4073 OR VISIT OUR WEB SITE AT www.robecoinvest.com.

(1) This is not a benchmark of the Fund. Results of index performance are presented for general comparative purposes.

(2) For the period July 1, 2002 (commencement of operations) through August 31, 2009.

The Russell 3000(R) Value Index is an unmanaged index considered representative of broad value stocks.

The Russell 3000(R) Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market


                             10 | ANNUAL REPORT 2009

ROBECO INVESTMENT FUNDS

ROBECO WPG SMALL CAP VALUE FUND (unaudited)

Dear Shareholder:

     The Robeco WPG Small Cap Value Fund outperformed the Russell 2000(R) Value Index for the one-year period ended August 31, 2009. During the reporting period, the Institutional share class returned -12.93% and the Index returned -20.68%. In sum, the Fund outperformed the Index by 7.75% for the Institutional share class.

     Areas of strength for the Fund included Consumer Non-Durables, Capital Goods, and Finance sectors.Areas that detracted from performance were Consumer Durables, Consumer Services, and Technology. We had a solid year picking stocks as asset selection accounted for all of the outperformance during the year while our sector allocation decisions detracted from performance.

     The fiscal 2009 year began on a difficult note.Within the first two months, the markets and free capitalism had their greatest test of resolve since The Great Depression. Over night bankruptcies, hastily arranged government engineered bailouts, and the cessation of discretionary spending became the norm. But by early March, the government backstops, liquidity institutions, and stimulus spending stabilized financial markets and promoted demand. Once investors got the scent that the economy had been pulled back from the abyss, markets around the world were off to the races.

     The past fiscal year was a tale of two halves: one of unmitigated doom and gloom followed by unbridled enthusiasm for the recovery.We're happy to have outperformed over this period, especially given the market upheaval. Although we've been pulled back from the brink by Keynesian measures on a global scale, we haven't allayed all of the issues confronting the economy. High levels of public debt, government budget deficits, a weak dollar, and persistent unemployment should be the norm for years to come. After 10 years of managing this strategy though various economic climates, we believe we have the experience to navigate these issues. We strive to continue to outperform over the next 10 years.

Sincerely,

Richard Shuster
Portfolio Manager,WPG Small Cap Value Fund

----------
Small and mid size company stocks are generally riskier than large company stocks due to greater volatility and less liquidity. Investors should note that the Fund is an actively managed mutual fund while the Russell indices are unmanaged, do not incur expenses and are not available for investment.

TOP TEN POSITIONS (AS OF 8/31/09)            % OF NET ASSETS
---------------------------------            ---------------
MDC Partners, Inc., Class A                        3.68%
Meadowbrook Insurance Group, Inc.                  3.39%
Chiquita Brands International, Inc.                2.26%
Princeton Review, Inc. (The)                       2.04%
CDC Software Corp., ADR                            1.88%
Delphi Financial Group, Inc., Class A              1.78%
Alliance One International, Inc.                   1.62%
Pantry, Inc. (The)                                 1.55%
FBR Capital Markets Corp.                          1.51%
Regis Corp.                                        1.51%

PORTFOLIO REVIEW (AS OF 8/31/09)
--------------------------------
P/E: Price/Earnings                                12.8x
P/B: Price/Book                                     1.1x
Holdings                                            113
Wtd. Average Mkt. Cap. (mil)                      $ 761
ROE: Return on Equity                              -2.1
OROA: Operating Return on Operating Assets         18.9

Portfolio holdings are subject to change at any time.


                             ANNUAL REPORT 2009 | 11

ROBECO INVESTMENT FUNDS

ROBECO WPG SMALL CAP VALUE FUND (unaudited) (concluded)

             Comparison of Change in Value of $10,000 Investment in
               Robeco WPG Small Cap Value Fund vs. Russell Index

                               (PERFORMANCE CHART)

              WPG Small Cap Value
             Fund -- Institutional   Russell 2000(R)
                     Class             Value Index
             ---------------------   ---------------
08/31/1999          10000                 10000
08/31/2000          16840.5               11367.8
08/31/2001          11128.8               13416
08/31/2002          8874.05               12665.6
08/31/2003          11129.5               15664.8
08/31/2004          13073.9               18718.9
08/31/2005          15055.4               22950.2
08/31/2006          16132.8               25867.9
08/31/2007          18436.9               27588
08/31/2008          15636.3               25512.8
08/31/2009          13614.9               20485.9

The chart assumes a hypothetical $10,000 initial investment in the Fund made on August 31, 1999 and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the Russell index is unmanaged, does not incur expenses and is not available for investment.

                        For Period Ended August 31, 2009

                                                    AVERAGE ANNUAL TOTAL RETURN       GROSS      NET
                                                ----------------------------------   EXPENSE   EXPENSE
                                                1 YEAR   3 YEAR   5 YEAR   10 YEAR    RATIO     RATIO
                                                ------   ------   ------   -------   -------   ------
WPG Small Cap Value Fund -- Institutional Class -12.93%  -5.50%    0.81%    3.13%     1.65%     1.65%
Russell 2000(R) Value Index                     -20.68%  -7.86%    1.57%    7.31%      n/a       n/a

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. ROBECO INVESTMENT MANAGEMENT, INC. AGREED TO WAIVE A PORTION OF ITS ADVISORY FEE AND REIMBURSE A PORTION OF THE FUND'S OPERATING EXPENSES, IF NECESSARY, TO MAINTAIN THE EXPENSE LIMITATION AS SET FORTH IN THE NOTES TO THE FINANCIAL STATEMENTS. TOTAL RETURNS SHOWN INCLUDE FEE WAIVERS AND EXPENSE REIMBURSEMENTS, IF ANY; TOTAL RETURNS WOULD HAVE BEEN LOWER HAD THERE BEEN NO ASSUMPTION OF FEES AND EXPENSES IN EXCESS OF EXPENSE LIMITATIONS. THE FUND'S ANNUAL OPERATING EXPENSE RATIOS ABOVE ARE AS STATED IN THE CURRENT PROSPECTUS. THIS RATE CAN FLUCTUATE AND MAY DIFFER FROM THE ACTUAL EXPENSES INCURRED BY THE FUND FOR THE PERIOD COVERED BY THIS REPORT. RETURNS SHOWN INCLUDE THE REINVESTMENT OF ALL DIVIDENDS AND OTHER DISTRIBUTIONS AND DO NOT REFLECT TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 1-888-261-4073 OR VISIT OUR WEB SITE AT www.robecoinvest.com.

The Russell 2000(R) Value Index is an unmanaged index considered representative of small-cap value stocks.


                             12 | ANNUAL REPORT 2009

ROBECO INVESTMENT FUNDS

SAM SUSTAINABLE CLIMATE FUND (unaudited)

Dear Shareholder:

     The SAM Sustainable Climate Fund underperformed the MSCI World Index for the one-year period ended August 31, 2009. During the reporting period, the Institutional share class returned -19.55% and the Investor share class returned -19.88%. The Index returned -17.21%. In sum, the Fund underperformed the Index by -2.34% for the Institutional share class and by -2.67% for the Investor share class.

     At the end of 2008, worries about more write-downs in the financial services industry weighed particularly heavily on the markets. In line with the poor macro data, energy prices generally trended lower. The renewable energies sector was also generally slightly weaker.The downstream power generation companies held up better, supported by their relatively stable cash flow situation. Companies in the solar energy sector were generally weaker, suffering from earnings downgrades. Energy infrastructure companies benefited from expectations of big infrastructure spending plans in the U.S. over the coming years.

     During the first quarter 2009, the renewable energies sector profited from the very surprising announcement of China intending to put in place a very supportive incentive scheme, including upfront payments and locally defined feed-in tariffs.This could mean a significant trigger for the whole sector.

     In the second quarter 2009, the increasing legislative support for the renewable energies and energy efficiency sector was confirmed by the U.S. House passing a Federal Renewable Electricity Standard (RES), requiring all electric utilities to meet 20% of their demand through renewable sources and energy efficiency by 2020. In addition, new standards for building efficiency and efficiency in industry have been established. At the same time, a carbon cap-and-trade system is proposed, aiming to reduce carbon emissions from major U.S. sources by 17% in 2020, and over 80% by 2050 compared to 2005.

     In August, companies in the building materials and building efficiency sector received a significant boost as the housing markets worldwide seem to have bottomed out. The renewable energies sector was generally weaker. Notably, the solar sector suffered, as the prices of solar modules continued to decline.

     The sectors of renewable energies and energy efficiency continue to benefit from strong legislative support worldwide.We are very excited about the prospects of these new programs, which should show a first meaningful impact in the latter part of 2009, and even more in 2010. We are confident that we are well positioned to profit from these initiatives.

Sincerely,


Dr. Thiemo Lang
Senior Portfolio Manager, SAM Sustainable Climate Fund

----------
Investors should note that the Fund is an actively managed mutual fund while the index is unmanaged, does not incur expenses and is not available for investment.

The Fund is non-diversified.The Fund may invest more of its assets in a smaller number of companies. Gains or losses on a single stock may have a greater impact on the Fund.

The Fund focuses its investments in companies that have exposure to trends in climate-related industries. Therefore, the Fund may tend to be more volatile than other mutual funds and its value may tend to rise and fall more rapidly.

International investing is subject to currency volatility, political, social or economic instability, taxation, auditing and other financial practices.

TOP TEN POSITIONS (AS OF 8/31/09)            % OF NET ASSETS
---------------------------------            ---------------
Covanta Holding Corp.                             3.77%
Smit Internationale NV                            3.63%
Iberdrola Renovables SA                           3.61%
Wienerberger AG                                   3.57%
EDP Renovaveis SA                                 3.56%
Gamesa Corp.Tecnologica SA                        3.51%
Zumtobel AG                                       3.38%
Ram Power Corp.                                   3.16%
ITC Holdings Corp.                                3.15%
Canadian Solar, Inc.                              3.03%

PORTFOLIO REVIEW (AS OF 8/31/09)
--------------------------------
P/E: Price/Earnings                               15.1x
P/B: Price/Book                                    1.7x
Holdings                                             64
Wtd. Average Mkt. Cap. (mil)                     $9,099
ROE: Return on Equity                               9.6
OROA: Operating Return on Operating Assets         31.9

Portfolio holdings are subject to change at any time.


                             ANNUAL REPORT 2009 | 13

ROBECO INVESTMENT FUNDS

             Comparison of Change in Value of $10,000 Investment in
                SAM Sustainable Climate Fund vs. MSCI World Index

                               (PERFORMANCE CHART)

             SAM Sustainable
             Climate Fund --   SAM Sustainable
              Institutional    Climate Fund --   MSCI World
                  Class        Investor Class       Index
             ---------------   ---------------   ----------
10/01/2007        10000             10000          10000
02/29/2008        8720              8720           8869
08/31/2008        8360              8360           8308.55
02/28/2009        4278.18           4267.05        4689.9
08/31/2009        6725.74           6698.16        6878.34

The chart assumes a hypothetical $10,000 initial investment in the Fund made on October 1, 2007 (commencement of operations) and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the MSCI World Index is unmanaged, does not incur expenses and is not available for investment.

                        For Period Ended August 31, 2009

                                                         AVERAGE ANNUAL
                                                          TOTAL RETURN
                                                      ---------------------    GROSS      NET
                                                                   SINCE      EXPENSE   EXPENSE
                                                      1 YEAR   INCEPTION(1)    RATIO     RATIO
                                                      ------   ------------   -------   -------
SAM Sustainable Climate Fund -- Institutional Class   -19.55%    -18.71%       9.19%     1.51%
SAM Sustainable Climate Fund -- Investor Class        -19.88%    -18.88%       9.44%     1.76%
MSCI World Index                                      -17.21%    -17.30%        n/a       n/a

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. ROBECO INVESTMENT MANAGEMENT, INC. WAIVED A PORTION OF ITS ADVISORY FEE AND AGREED TO REIMBURSE A PORTION OF THE FUND'S OPERATING EXPENSES, IF NECESSARY, TO MAINTAIN THE EXPENSE LIMITATION AS SET FORTH IN THE NOTES TO THE FINANCIAL STATEMENTS. TOTAL RETURNS SHOWN INCLUDE FEE WAIVERS AND EXPENSE REIMBURSEMENTS, IF ANY; TOTAL RETURNS WOULD HAVE BEEN LOWER HAD THERE BEEN NO ASSUMPTION OF FEES AND EXPENSES IN EXCESS OF EXPENSE LIMITATIONS. THE FUND'S ANNUAL OPERATING EXPENSE RATIOS ABOVE ARE AS STATED IN THE CURRENT PROSPECTUSES. THESE RATES CAN FLUCTUATE AND MAY DIFFER FROM THE ACTUAL EXPENSES INCURRED BY THE FUND FOR THE PERIOD COVERED BY THIS REPORT. RETURNS SHOWN INCLUDE THE REINVESTMENT OF ALL DIVIDENDS AND OTHER DISTRIBUTIONS AND DO NOT REFLECT TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 1-888-261-4073 OR VISIT OUR WEB SITE AT www.robecoinvest.com.

(1) For the period October 1, 2007 (commencement of operations) through August 31, 2009.

The MSCI World Index is an unmanaged index of companies representative of the market structure of 23 developed market countries in North America, Europe, and the Asia/Pacific Region.


                             14 | ANNUAL REPORT 2009

ROBECO INVESTMENT FUNDS

SAM SUSTAINABLE WATER FUND (unaudited)

Dear Shareholder:

     The SAM Sustainable Water Fund underperformed the MSCI World Index for the one-year period ended August 31, 2009. During the reporting period, the Institutional share class returned -22.24% and the Investor share class returned -22.66%. The Index returned -17.21% during the same period. In sum, the Fund underperformed the Index by -5.03% for the Institutional share class and by -5.45% for the Investor share class.

     After the strong rebound, we started to reduce some industrial names due to relative valuations. Engineering companies in particular benefited from the hope of stimulus money and prices were a bit ahead of itself. We increased exposure to U.S. Utilities as the regulatory regimes in California and some other states become more favorable. On the other side of the Atlantic, the outlook is a bit more challenging. OFWAT, the British water authority proposed a reduction of the allowed returns on regulated assets, which will harm the income of British water utilities. British water utilities were underweight in the strategy.

     Stock selection is very important in this environment as the companies will master this challenging environment differently and will also be positioned differently for the next economic expansion. British water utilities are underweight while International utilities and U.S. water utilities are overweight. Companies which will benefit from the growth opportunities in China and the rest of Asia are overweight.

     While the past fiscal year was challenging, the outlook for the water industry has not changed. The long-term trends in the water sector remain intact and we believe the water sector will be less impacted by business cycles than others. We consider investments in companies that are part of the water value chain very attractive because water companies benefit from the long-term trends and challenges such as water shortages, water quality issues, aging infrastructure and climate change. All of these trends are intact and will create an attractive environment for companies active in the value water chain.

Sincerely,

Dieter Kuffer
Senior Portfolio Manager, SAM Sustainable Water Fund

----------
Investors should note that the Fund is an actively managed mutual fund while the index is unmanaged, does not incur expenses and is not available for investment.

The Fund is non-diversified. The Fund may invest more of its assets in a smaller number of companies. Gains or losses on a single stock may have a greater impact on the Fund.

The Fund focuses its investments in companies that have exposure to trends in water-related industries. Therefore, the Fund may tend to be more volatile than other mutual funds and its value may tend to rise and fall more rapidly.

International investing is subject to currency volatility, political, social or economic instability, taxation, auditing and other financial practices.

TOP TEN POSITIONS (AS OF 8/31/09)            % OF NET ASSETS
---------------------------------            ---------------
Suez Environnement SA                              6.07%
ITT Corp.                                          5.97%
Veolia Environnement                               5.00%
Thermo Fisher Scientific, Inc.                     4.87%
American Water Works Co., Inc.                     4.85%
Pall Corp.                                         4.42%
Danaher Corp.                                      4.27%
Chaoda Modern Agriculture                          3.99%
Guangdong Investment Ltd.                          3.62%
Wavin N.V.                                         3.55%

PORTFOLIO REVIEW (AS OF 8/31/09)
--------------------------------
P/E: Price/Earnings                               16.3x
P/B: Price/Book                                    1.6x
Holdings                                             43
Wtd. Average Mkt. Cap. (mil)                     $6,694
ROE: Return on Equity                              11.1
OROA: Operating Return on Operating Assets         17.7

Portfolio holdings are subject to change at any time.


                             ANNUAL REPORT 2009 | 15

ROBECO INVESTMENT FUNDS

             Comparison of Change in Value of $10,000 Investment in
                 SAM Sustainable Water Fund vs. MSCI World Index

                               (PERFORMANCE CHART)

               SAM Sustainable     SAM Sustainable
                Water Fund --       Water Fund --    MSCI World
             Institutional Class   Investor Class       Index
             -------------------   ---------------   ----------
10/01/2007            10000               10000          10000
02/29/2008            9150                9150           8869
08/31/2008            8780                8780        8308.55
02/28/2009         4865.15             4853.53         4689.9
08/31/2009          6827.4             6790.91        6878.34

The chart assumes a hypothetical $10,000 initial investment in the Fund made on October 1, 2007 (commencement of operations) and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the MSCI World Index is unmanaged, does not incur expenses and is not available for investment.

                        For Period Ended August 31, 2009

                                                       AVERAGE ANNUAL
                                                        TOTAL RETURN
                                                    ---------------------    GROSS      NET
                                                                 SINCE      EXPENSE   EXPENSE
                                                    1 YEAR   INCEPTION(1)    RATIO     RATIO
                                                    ------   ------------   -------   -------
SAM Sustainable Water Fund -- Institutional Class   -22.24%     -18.07%      8.90%     1.51%
SAM Sustainable Water Fund -- Investor Class        -22.66%     -18.30%      9.15%     1.76%
MSCI World Index                                    -17.21%     -17.30%       n/a       n/a

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. ROBECO INVESTMENT MANAGEMENT, INC. WAIVED A PORTION OF ITS ADVISORY FEE AND AGREED TO REIMBURSE A PORTION OF THE FUND'S OPERATING EXPENSES, IF NECESSARY, TO MAINTAIN THE EXPENSE LIMITATION AS SET FORTH IN THE NOTES TO THE FINANCIAL STATEMENTS. TOTAL RETURNS SHOWN INCLUDE FEE WAIVERS AND EXPENSE REIMBURSEMENTS, IF ANY; TOTAL RETURNS WOULD HAVE BEEN LOWER HAD THERE BEEN NO ASSUMPTION OF FEES AND EXPENSES IN EXCESS OF EXPENSE LIMITATIONS. THE FUND'S ANNUAL OPERATING EXPENSE RATIOS ABOVE ARE AS STATED IN THE CURRENT PROSPECTUSES. THESE RATES CAN FLUCTUATE AND MAY DIFFER FROM THE ACTUAL EXPENSES INCURRED BY THE FUND FOR THE PERIOD COVERED BY THIS REPORT. RETURNS SHOWN INCLUDE THE REINVESTMENT OF ALL DIVIDENDS AND OTHER DISTRIBUTIONS AND DO NOT REFLECT TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 1-888-261-4073 OR VISIT OUR WEB SITE AT www.robecoinvest.com.

(1) For the period October 1, 2007 (commencement of operations) through August 31, 2009.

The MSCI World Index is an unmanaged index of companies representative of the market structure of 23 developed market countries in North America, Europe, and the Asia/Pacific Region.


                             16 | ANNUAL REPORT 2009

ROBECO INVESTMENT FUNDS

SAM SUSTAINABLE GLOBAL ACTIVE FUND (unaudited)

Dear Shareholder:

     The SAM Sustainable Global Active Fund Institutional share class underperformed the MSCI World Index for the period June 18, 2009 to August 31, 2009 and the Investor share class underperformed the MSCI World Index for the period July 15, 2009 to August 31, 2009. During the reporting periods, the Institutional share class returned 13.00% and the Investor share class returned 11.55%. The Index returned 14.39% and 15.07%, respectively. In sum, the Fund underperformed the Index by -1.39% for the Institutional share class and by -3.52% for the Investor share class.

     At the end of 2008 worries about more write-downs in the financial services industry weighed heavily on the markets. In spite of interest rate cuts on the part of various central banks equity prices continued to fall.

     With the publication of further weak economic and corporate data at the beginning of 2009 the stock markets continued their downturn.

     In the second quarter 2009, the global equity markets recovered significantly. During this period, stock picking had a negative impact on market performance. These negative effects came primarily from overweight exposure in defensive stocks in the health care and telecom sectors. Positive effects came from the financial sector, which benefited from the publication of unexpectedly good quarterly results by the largest U.S. banks.

     The state of global equity markets continued to improve in July and August 2009. Amongst others positive macroeconomic data from the U.S. property market carried the indices higher. Over this period, the Fund's overweight in the materials and consumer discretionary stocks has had a positive contribution.

     The Fund will continue to invest in sustainable companies that display an attractive price value disparity. We are convinced that our strategy will lead to better performance than the MSCI World Index in the long term.

Sincerely,

Diego d' Argenio
Senior Portfolio Manager, SAM Sustainable Global Active Fund

----------
Investors should note that the Fund is an actively managed mutual fund while the index is unmanaged, does not incur expenses and is not available for investment.

The Fund is non-diversified. The Fund may invest more of its assets in a smaller number of companies. Gains or losses on a single stock may have a greater impact on the Fund.

The Fund's sustainability investment criteria may limit the number of investment opportunities available to the Fund. Moreover, companies that promote sustainability goals may not perform as well as companies that do not pursue such goals.

International investing is subject to currency volatility, political, social or economic instability, taxation, auditing and other financial practices.

TOP TEN POSITIONS (AS OF 8/31/09)            % OF NET ASSETS
---------------------------------            ---------------
Hewlett-Packard Co.                                3.57%
Daito Trust Construction Co., Ltd.                 3.57%
Barclays PLC                                       3.53%
Noble Group Ltd.                                   3.48%
Newmont Mining Corp.                               3.41%
Portugal Telecom, SGPS SA                          3.15%
International Business Machines Corp.              3.11%
UnitedHealth Group, Inc.                           3.11%
National Australia Bank Ltd.                       2.80%
Pfizer, Inc.                                       2.80%

PORTFOLIO REVIEW (AS OF 8/31/09)
--------------------------------
P/E: Price/Earnings                               13.0x
P/B: Price/Book                                    1.8x
Holdings                                             59
Wtd. Average Mkt. Cap. (mil)                    $40,125
ROE: Return on Equity                              23.2
OROA: Operating Return on Operating Assets         22.5

Portfolio holdings are subject to change at any time.


                             ANNUAL REPORT 2009 | 17

ROBECO INVESTMENT FUNDS

SAM SUSTAINABLE GLOBAL ACTIVE FUND (unaudited) (concluded)

             Comparison of Change in Value of $10,000 Investment in SAM Sustainable Global Active Fund vs. MSCI World Index

                               (PERFORMANCE CHART)

                SAM Sustainable
             Global Active Fund --   MSCI World
              Institutional Class       Index
             ---------------------   ----------
6/18/2009            10000              10000
6/30/2009             9970              10128
07/31/2009           10950              10988
8/31/2009            11300              11439

                               (PERFORMANCE CHART)

                SAM Sustainable
             Global Active Fund --   MSCI World
                Investor Class          Index
             ---------------------   ----------
07/15/2009               10000             10000
07/31/2009            10950             11053
08/31/2009            11155             11509

The chart assumes a hypothetical $10,000 initial investment in the Fund made on the commencement of operations and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the MSCI World Index is unmanaged, does not incur expenses and is not available for investment.

                        For Period Ended August 31, 2009

                                                                            GROSS      NET
                                                                 SINCE     EXPENSE   EXPENSE
                                                               INCEPTION    RATIO     RATIO
                                                               ---------   -------   -------
SAM Sustainable Global Active Fund -- Institutional Class(1)     13.00%     1.42%     1.20%
MSCI World Index                                                 14.39%      n/a       n/a

SAM Sustainable Global Active Fund -- Investor Class(2)          11.55%     1.67%     1.45%
MSCI World Index                                                 15.07%      n/a       n/a

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. ROBECO INVESTMENT MANAGEMENT, INC. WAIVED A PORTION OF ITS ADVISORY FEE AND AGREED TO REIMBURSE A PORTION OF THE FUND'S OPERATING EXPENSES, IF NECESSARY, TO MAINTAIN THE EXPENSE LIMITATION AS SET FORTH IN THE NOTES TO THE FINANCIAL STATEMENTS. TOTAL RETURNS SHOWN INCLUDE FEE WAIVERS AND EXPENSE REIMBURSEMENTS, IF ANY; TOTAL RETURNS WOULD HAVE BEEN LOWER HAD THERE BEEN NO ASSUMPTION OF FEES AND EXPENSES IN EXCESS OF EXPENSE LIMITATIONS. THE FUND'S ANNUAL OPERATING EXPENSE RATIOS ABOVE ARE AS STATED IN THE CURRENT PROSPECTUSES. THESE RATES CAN FLUCTUATE AND MAY DIFFER FROM THE ACTUAL EXPENSES INCURRED BY THE FUND FOR THE PERIOD COVERED BY THIS REPORT. RETURNS SHOWN INCLUDE THE REINVESTMENT OF ALL DIVIDENDS AND OTHER DISTRIBUTIONS AND DO NOT REFLECT TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 1-888-261-4073 OR VISIT OUR WEB SITE AT www.robecoinvest.com.

(1) For the period June 18, 2009 (commencement of operations) through August 31, 2009.

(2) For the period July 15, 2009 (commencement of operations) through August 31, 2009.

The MSCI World Index is an unmanaged index of companies representative of the market structure of 23 developed market countries in North America, Europe, and the Asia/Pacific Region.


                             18 | ANNUAL REPORT 2009

ROBECO INVESTMENT FUNDS

FUND EXPENSE EXAMPLES (unaudited)

As a shareholder of the Fund(s), you incur two types of costs: (1) transaction costs, redemption fees; and (2) ongoing costs, including management fees, distribution fees and other Fund expenses. The examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund(s) and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period from March 1, 2009 through August 31, 2009, and held for the entire period.

ACTUAL EXPENSES

The first line of the accompanying tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the accompanying tables provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the accompanying tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXPENSE TABLE

                                                  BEGINNING ACCOUNT    ENDING ACCOUNT   ANNUALIZED     EXPENSES
                                                        VALUE              VALUE          EXPENSE    PAID DURING
                                                    MARCH 1, 2009     AUGUST 31, 2009      RATIO       PERIOD*
                                                  -----------------   ---------------   ----------   -----------
ROBECO BOSTON PARTNERS SMALL CAP VALUE FUND II
INSTITUTIONAL
Actual ........................................        $1,000.00         $1,691.90        1.30%         $ 8.82
Hypothetical ..................................         1,000.00          1,018.57        1.30%           6.64
INVESTOR
Actual ........................................        $1,000.00         $1,690.60        1.55%         $10.51
Hypothetical ..................................         1,000.00          1,017.29        1.55%           7.91
ROBECO BOSTON PARTNERS LONG/SHORT EQUITY FUND
INSTITUTIONAL
Actual ........................................        $1,000.00         $1,850.80        3.08%(1)      $22.13
Hypothetical ..................................         1,000.00          1,009.48        3.08%(1)       15.72
INVESTOR
Actual ........................................        $1,000.00         $1,849.00        3.35%(1)      $24.06
Hypothetical ..................................         1,000.00          1,008.10        3.35%(1)       17.10
ROBECO BOSTON PARTNERS MID CAP VALUE FUND
INSTITUTIONAL
Actual ........................................        $1,000.00         $1,500.00        1.00%         $ 6.30
Hypothetical ..................................         1,000.00          1,020.10        1.00%           5.10
INVESTOR
Actual ........................................        $1,000.00         $1,497.50        1.25%         $ 7.87
Hypothetical ..................................         1,000.00          1,018.82        1.25%           6.38


                             ANNUAL REPORT 2009 | 19

ROBECO INVESTMENT FUNDS

                                                  BEGINNING ACCOUNT    ENDING ACCOUNT   ANNUALIZED     EXPENSES
                                                        VALUE              VALUE          EXPENSE    PAID DURING
                                                    MARCH 1, 2009     AUGUST 31, 2009      RATIO       PERIOD*
                                                  -----------------   ---------------   ----------   -----------
ROBECO BOSTON PARTNERS ALL-CAP VALUE FUND
INSTITUTIONAL
Actual ........................................       $1,000.00          $1,445.30         0.95%        $ 5.86
Hypothetical ..................................        1,000.00           1,020.36         0.95%          4.85
INVESTOR
Actual ........................................       $1,000.00          $1,445.70         1.20%        $ 7.40
Hypothetical ..................................        1,000.00           1,019.08         1.20%          6.13
ROBECO BOSTON PARTNERS WPG SMALL CAP VALUE FUND
INSTITUTIONAL
Actual ........................................       $1,000.00          $1,529.70         1.52%        $ 9.69
Hypothetical ..................................        1,000.00           1,017.45         1.52%          7.76
SAM SUSTAINABLE CLIMATE FUND
INSTITUTIONAL
Actual ........................................       $1,000.00          $1,572.10         1.50%        $ 9.72
Hypothetical ..................................        1,000.00           1,017.55         1.50%          7.66
INVESTOR
Actual ........................................       $1,000.00          $1,569.70         1.75%        $11.33
Hypothetical ..................................        1,000.00           1,016.27         1.75%          8.93
SAM SUSTAINABLE WATER FUND
INSTITUTIONAL
Actual ........................................       $1,000.00          $1,403.30         1.50%        $ 9.09
Hypothetical ..................................        1,000.00           1,017.55         1.50%          7.66
INVESTOR
Actual ........................................       $1,000.00          $1,399.20         1.75%        $10.58
Hypothetical ..................................        1,000.00           1,016.27         1.75%          8.93
SAM SUSTAINABLE GLOBAL ACTIVE FUND**
INSTITUTIONAL
Actual ........................................       $1,000.00          $1,130.00         1.20%        $ 2.59
Hypothetical ..................................        1,000.00           1,019.08         1.20%          6.13
INVESTOR
Actual ........................................       $1,000.00          $1,115,50         1.45%        $ 1.97
Hypothetical ..................................        1,000.00           1,017.80         1.45%          7.40

* Expenses are equal to the Fund's annualized six-month expense ratios in the table below, which include waived fees or reimbursed expenses, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, then divided by 365 to reflect the one-half year period.

** Institutional Class commenced operations on June 18, 2009. Investor Class commenced operations on July 15, 2009.

(1) These amounts include dividends paid on securities which the Fund has sold short ("short-sale dividends") and related interest expense. The amount of short-sale dividends and related interest expense was 0.85% and 0.81%, Institutional and Investor, respectively, of average net assets for the most recent fiscal half-year.


                             20 | ANNUAL REPORT 2009

ROBECO INVESTMENT FUNDS                              AUGUST 31, 2009 (unaudited)

PORTFOLIO HOLDINGS SUMMARY TABLES

ROBECO BOSTON PARTNERS SMALL CAP VALUE FUND II

                                                          % of Net
Security Type/Sector Classification                        Assets       Value
-----------------------------------                       --------   -----------
COMMON STOCK
   Consumer Services ...................................    25.7%    $16,687,850
   Finance .............................................    19.1      12,412,940
   Real Estate Investment Trusts .......................     9.4       6,129,463
   Health Care .........................................     9.1       5,889,239
   Consumer Non-Durables ...............................     8.2       5,297,833
   Capital Goods .......................................     7.9       5,156,441
   Technology ..........................................     5.9       3,808,894
   Basic Industries ....................................     3.5       2,265,481
   Energy ..............................................     3.0       1,924,542
   Consumer Durables ...................................     2.5       1,613,535
   Transportation ......................................     1.6       1,024,475
   Utilities ...........................................     0.9         624,121
   Communications ......................................     0.5         319,114
OTHER ASSETS IN EXCESS
   OF LIABILITIES ......................................     2.7       1,719,307
                                                           -----     -----------
NET ASSETS .............................................   100.0%    $64,873,235
                                                           =====     ===========

-----------
Portfolio holdings are subject to change at any time.

ROBECO BOSTON PARTNERS LONG/SHORT EQUITY FUND

                                                          % of Net
Security Type/Sector Classification                        Assets       Value
-----------------------------------                       --------   -----------
COMMON STOCK
   Finance .............................................    18.8%    $16,134,523
   Health Care .........................................    14.8      12,667,189
   Technology ..........................................    14.8      12,652,241
   Consumer Services ...................................    12.1      10,340,620
   Consumer Non-Durables ...............................    10.1       8,633,358
   Capital Goods .......................................     7.8       6,640,753
   Basic Industries ....................................     4.8       4,125,357
   Consumer Durables ...................................     3.7       3,204,592
   Energy ..............................................     2.3       1,980,649
   Transportation ......................................     1.3       1,115,974
   Communications ......................................     0.5         456,511
PREFERRED STOCK ........................................     4.3       3,726,739
WARRANTS ...............................................     0.0              --
SECURITIES SOLD SHORT ..................................   (18.9)    (16,222,474)
OTHER ASSETS IN EXCESS
   OF LIABILITIES ......................................    23.6      20,227,554
                                                           -----     -----------
NET ASSETS .............................................   100.0%    $85,683,586
                                                           =====     ===========

-----------
Portfolio holdings are subject to change at any time.

ROBECO BOSTON PARTNERS MID CAP VALUE FUND

                                                          % of Net
Security Type/Sector Classification                        Assets       Value
-----------------------------------                       --------   -----------
COMMON STOCK
   Finance .............................................    17.7%    $ 8,256,673
   Consumer Services ...................................    17.7       8,248,829
   Technology ..........................................    12.8       5,954,794
   Basic Industries ....................................     8.0       3,737,763
   Capital Goods .......................................     7.3       3,380,284
   Utilities ...........................................     6.4       3,002,570
   Health Care .........................................     6.3       2,951,556
   Real Estate Investment Trusts .......................     5.7       2,679,319
   Energy ..............................................     5.3       2,446,961
   Consumer Non-Durables ...............................     4.1       1,929,985
   Consumer Durables ...................................     2.1         967,295
   Communications ......................................     1.3         609,663
   Transportation ......................................     1.1         501,487
OTHER ASSETS IN EXCESS
   OF LIABILITIES ......................................     4.2       1,939,721
                                                           -----     -----------
NET ASSETS .............................................   100.0%    $46,606,900
                                                           =====     ===========

-----------
Portfolio holdings are subject to change at any time.

ROBECO BOSTON PARTNERS ALL-CAP VALUE FUND

                                                          % of Net
Security Type/Sector Classification                        Assets       Value
-----------------------------------                       --------   -----------
COMMON STOCK
   Finance .............................................    26.5%    $18,065,543
   Consumer Services ...................................    16.0      10,935,838
   Health Care .........................................    14.9      10,157,781
   Technology ..........................................    12.1       8,263,772
   Energy ..............................................     9.7       6,626,569
   Consumer Non-Durables ...............................     8.3       5,668,316
   Consumer Durables ...................................     2.6       1,738,690
   Capital Goods .......................................     2.3       1,586,301
   Real Estate Investment Trusts .......................     2.1       1,429,319
   Communications ......................................     2.0       1,388,516
   Utilities ...........................................     1.6       1,102,291
   Basic Industries ....................................     1.0         704,061
CORPORATE BONDS ........................................     0.6         425,242
WRITTEN OPTIONS ........................................    (1.5)     (1,035,526)
OTHER ASSETS IN EXCESS
   OF LIABILITIES ......................................     1.8       1,214,924
                                                           -----     -----------
NET ASSETS .............................................   100.0%    $68,271,637
                                                           =====     ===========

-----------
Portfolio holdings are subject to change at any time.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                             ANNUAL REPORT 2009 | 21

ROBECO INVESTMENT FUNDS                              AUGUST 31, 2009 (unaudited)

PORTFOLIO HOLDINGS SUMMARY TABLES

ROBECO WPG SMALL CAP VALUE FUND

                                                          % of Net
Security Type/Sector Classification                        Assets       Value
-----------------------------------                       --------   -----------
COMMON STOCK
   Finance .............................................    28.4%    $10,048,292
   Consumer Services ...................................    15.6       5,531,885
   Technology ..........................................     9.7       3,437,807
   Consumer Non-Durables ...............................     8.1       2,867,338
   Real Estate Investment Trusts .......................     7.3       2,594,892
   Utilities ...........................................     6.4       2,260,683
   Capital Goods .......................................     5.2       1,834,394
   Health Care .........................................     3.9       1,369,167
   Transportation ......................................     3.8       1,347,009
   Energy ..............................................     3.2       1,156,648
   Basic Industries ....................................     1.3         454,042
   Consumer Durables ...................................     0.5         185,575
   Communications ......................................     0.3          96,840
OTHER ASSETS IN EXCESS
   OF LIABILITIES ......................................     6.3       2,220,412
                                                           -----     -----------
NET ASSETS .............................................   100.0%    $35,404,984
                                                           =====     ===========

-----------
Portfolio holdings are subject to change at any time.

SAM SUSTAINABLE CLIMATE FUND

                                                          % of Net
Security Type/Sector Classification                        Assets       Value
-----------------------------------                       --------   -----------
COMMON STOCK
   Industrials .........................................    49.4%    $ 1,657,663
   Utilities ...........................................    29.0         972,196
   Materials ...........................................    13.7         457,867
   Information Technology ..............................     3.2         107,150
   Consumer Discretionary ..............................     3.0         101,651
OTHER ASSETS IN EXCESS
   OF LIABILITIES ......................................     1.7          57,422
                                                           -----     -----------
NET ASSETS .............................................   100.0%    $ 3,353,949
                                                           =====     ===========

-----------
Portfolio holdings are subject to change at any time.

SAM SUSTAINABLE WATER FUND

                                                          % of Net
Security Type/Sector Classification                        Assets       Value
-----------------------------------                       --------   -----------
COMMON STOCK
   Industrials .........................................    46.4%    $ 1,979,536
   Utilities ...........................................    27.6       1,176,687
   Consumer Staples ....................................    10.2         436,927
   Health Care .........................................     6.0         255,820
   Materials ...........................................     4.9         209,409
OTHER ASSETS IN EXCESS
   OF LIABILITIES ......................................     4.9         210,553
                                                           -----     -----------
NET ASSETS .............................................   100.0%    $ 4,268,932
                                                           =====     ===========

Portfolio holdings are subject to change at any time.

SAM SUSTAINABLE GLOBAL ACTIVE FUND

                                                          % of Net
Security Type/Sector Classification                        Assets       Value
-----------------------------------                       --------   -----------
COMMON STOCK
   Financials ..........................................    20.3%    $ 2,358,345
   Health Care .........................................    11.8       1,368,076
   Consumer Staples ....................................     9.8       1,140,875
   Information Technology ..............................     9.0       1,051,445
   Industrial ..........................................     8.8       1,016,818
   Materials ...........................................     8.4         978,491
   Consumer Discretionary ..............................     8.2         955,365
   Energy ..............................................     8.1         937,746
   Utilities ...........................................     7.3         846,806
   Telecommunciation Services ..........................     6.4         743,852
OTHER ASSETS IN EXCESS
   OF LIABILITIES ......................................     1.9         219,300
                                                           -----     -----------
NET ASSETS .............................................   100.0%    $11,617,119
                                                           =====     ===========

-----------
Portfolio holdings are subject to change at any time.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                             22 | ANNUAL REPORT 2009

ROBECO INVESTMENT FUNDS                                          AUGUST 31, 2009

ROBECO BOSTON PARTNERS SMALL CAP VALUE FUND II

                                                        PORTFOLIO OF INVESTMENTS

                                                          Number
                                                        of Shares        Value
                                                      ------------   ------------
COMMON STOCK--97.3%
BASIC INDUSTRIES--3.5%
   Olin Corp. .....................................         13,105   $    219,368
   Rock-Tenn Co., Class A .........................          4,430        227,215
   Schweitzer-Mauduit International, Inc. .........         19,710        969,338
   Sensient Technologies Corp. ....................         11,555        301,239
   USEC, Inc.* ....................................        120,510        548,321
                                                                     ------------
                                                                        2,265,481
                                                                     ------------
CAPITAL GOODS--7.9%
   Actuant Corp., Class A .........................          8,825        124,697
   Acuity Brands, Inc. ............................         14,160        454,678
   Beacon Roofing Supply, Inc.* ...................         35,725        600,895
   Brady Corp., Class A ...........................          8,393        248,685
   Drew Industries, Inc.* .........................         16,655        342,760
   Gardner Denver, Inc.* ..........................          9,330        302,945
   Granite Construction, Inc. .....................          5,685        182,489
   Griffon Corp.* .................................         29,140        308,010
   Lennox International, Inc. .....................          9,225        330,993
   Lincoln Electric Holdings, Inc. ................         12,115        551,475
   LSI Industries, Inc. ...........................         16,075        118,955
   Mueller Industries, Inc. .......................          8,385        202,833
   RBC Bearings, Inc.* ............................          6,025        132,550
   Rofin-Sinar Technologies, Inc.* ................          4,945        112,449
   RTI International Metals, Inc.* ................         15,335        294,739
   Toro Co. .......................................          7,630        289,406
   Tutor Perini Corp* .............................          9,530        186,979
   Wesco International, Inc.* .....................         15,435        370,903
                                                                     ------------
                                                                        5,156,441
                                                                     ------------
COMMUNICATIONS--0.5%
   EarthLink, Inc.* ...............................         38,355        319,114
                                                                     ------------
CONSUMER DURABLES--2.5%
   Lennar Corp., Class A ..........................         42,675        646,526
   MDC Holdings, Inc. .............................          8,235        308,483
   Tempur-Pedic International, Inc. ...............         44,495        658,526
                                                                     ------------
                                                                        1,613,535
                                                                     ------------
CONSUMER NON-DURABLES--8.2%
   Alliance One International, Inc.* ..............         65,000        248,950
   BJ's Wholesale Club, Inc.* .....................         14,190        462,594
   Brown Shoe Co., Inc. ...........................         29,882        224,115
   Fresh Del Monte Produce, Inc.* .................         18,695        428,116
   Matthews International Corp., Class A                     7,985        278,197
   NBTY, Inc.* ....................................         18,750        694,875
   Nu Skin Enterprises, Inc., Class A .............         28,380        489,555
   RC2 Corp.* .....................................         34,865        547,381
   Skechers U.S.A., Inc., Class A* ................         28,925        515,154
   Steven Madden Ltd.* ............................          8,220        264,931
   Take-Two Interactive Software, Inc.* ...........         15,185        159,443
   Tupperware Brands Corp. ........................         11,115        411,144
   Universal Corp. ................................         10,925        402,914
   Warnaco Group, Inc., (The)* ....................          4,480        170,464
                                                                     ------------
                                                                        5,297,833
                                                                     ------------
CONSUMER SERVICES--25.7%
   ABM Industries, Inc. ...........................         16,190        363,142
   Arbitron Inc ...................................         16,995        311,348

                                                          Number
                                                        of Shares        Value
                                                      ------------   ------------
CONSUMER SERVICES--(CONTINUED)
   Asbury Automative Group, Inc.* .................         39,880   $    498,500
   Asset Acceptance Capital Corp.* ................         20,560        149,677
   Bowne & Co., Inc. ..............................        124,805        873,635
   Callaway Golf Co. ..............................         28,785        203,510
   Charming Shoppes, Inc.* ........................        106,930        560,313
   Corporate Executive Board Co., (The) ...........         16,145        388,287
   Dress Barn, Inc. (The)* ........................         31,565        512,300
   Ennis, Inc. ....................................         16,040        218,625
   Finish Line, Inc., (The), Class A ..............         50,370        415,553
   Foot Locker, Inc. ..............................         10,850        115,661
   Franklin Covey Co.* ............................         30,425        168,555
   G&K Services, Inc., Class A ....................         13,542        318,237
   Group 1 Automotive, Inc. .......................         13,470        379,450
   Gymboree Corp. (The)* ..........................          5,425        242,986
   Heartland Payment Systems, Inc. ................         44,545        557,258
   Heidrick & Struggles International, Inc. .......         29,170        613,153
   Hillenbrand, Inc. ..............................         35,245        705,605
   Huron Consulting Group Inc* ....................         12,620        237,508
   InfoGROUP, Inc.* ...............................         36,875        227,519
   International Speedway Corp., Class A ..........         18,948        526,944
   Jackson Hewitt Tax Service, Inc. ...............         39,515        220,889
   Knoll, Inc. ....................................         44,808        431,501
   Live Nation, Inc.* .............................        125,240        880,437
   MAXIMUS, Inc. ..................................          7,115        296,340
   Men's Wearhouse, Inc., (The) ...................         19,060        495,560
   Monster Worldwide, Inc.* .......................         38,560        625,443
   MPS Group, Inc.* ...............................         27,405        270,213
   Navigant Consulting, Inc.* .....................         33,300        419,247
   PetMed Express, Inc. ...........................         11,646        210,676
   Regis Corp. ....................................         29,805        482,245
   Rent-A-Center, Inc.* ...........................         23,325        460,202
   School Specialty, Inc.* ........................          6,680        152,237
   Service Corp. International ....................        164,505      1,164,695
   Spherion Corp.* ................................         82,705        448,261
   Steiner Leisure Ltd.* ..........................          5,930        196,995
   Steinway Musical Instruments* ..................          7,745         88,913
   Watson Wyatt Worldwide, Inc., Class A ..........         12,595        550,402
   World Fuel Services Corp. ......................         15,706        705,828
                                                                     ------------
                                                                       16,687,850
                                                                     ------------
ENERGY--3.0%
   Approach Resources, Inc.* ......................         20,755        155,663
   Bristow Group, Inc.* ...........................         30,335        885,782
   Dril-Quip, Inc.* ...............................         10,985        468,620
   Flotek Industries, Inc.* .......................         30,045         48,973
   Helix Energy Solutions Group, Inc.* ............         24,810        290,277
   Petroleum Development Corp.* ...................          5,495         75,227
                                                                     ------------
                                                                        1,924,542
                                                                     ------------
FINANCE--19.1%
   AMERISAFE, Inc.* ...............................         13,875        236,985
   Apollo Investment Corp. ........................         42,690        395,309
   Ares Capital Corp. .............................         70,510        655,743
   Centerstate Banks, Inc. ........................         26,220        219,199
   CNA Surety Corp.* ..............................         10,755        170,789
   Cowen Group., Inc.* ............................         20,610        133,965

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                             ANNUAL REPORT 2009 | 23

ROBECO INVESTMENT FUNDS                                          AUGUST 31, 2009

ROBECO BOSTON PARTNERS SMALL CAP VALUE FUND II (concluded)

                                                        PORTFOLIO OF INVESTMENTS

                                                          Number
                                                        of Shares        Value
                                                      ------------   ------------
FINANCE--(CONTINUED)
   East West Bancorp, Inc. ........................         62,615   $    576,684
   FBR Capital Markets Corp.* .....................         91,760        496,422
   Fifth Street Finance Corp. .....................         47,570        489,495
   First Citizens Bancshares, Inc. ................          2,510        347,434
   First Financial Bancorp ........................         22,715        191,715
   Flagstone Reinsurance Holdings Ltd. ............         17,815        193,471
   Gladstone Capital Corp. ........................         11,765         88,120
   Hanover Insurance Group, Inc., (The) ...........          4,150        169,694
   Horace Mann Educators Corp. ....................         19,195        235,139
   Infinity Property & Casualty Corp. .............          8,565        376,603
   IPC Holdings Ltd. ..............................         22,940        743,715
   JMP Group, Inc. ................................         50,490        517,523
   Maiden Holdings Ltd. ...........................         75,240        574,834
   Max Capital Group Ltd. .........................         55,540      1,136,348
   Navigators Group, Inc., (The)* .................          6,685        346,952
   Nelnet, Inc., Class A* .........................         54,341        802,073
   PHH Corp.* .....................................         40,275        856,247
   Platinum Underwriters Holdings Ltd. ............         22,630        820,338
   ProAssurance Corp.* ............................          3,160        165,900
   Safety Insurance Group, Inc. ...................          7,590        243,867
   SeaBright Insurance Holdings, Inc.* ............         13,640        136,536
   State Auto Financial Corp. .....................          9,635        165,433
   SVB Financial Group* ...........................          8,110        322,373
   United America Indemnity Ltd., Class A* ........         21,387        133,241
   United Rentals, Inc.* ..........................          9,995         91,854
   Washington Federal, Inc. .......................         25,535        378,939
                                                                     ------------
                                                                       12,412,940
                                                                     ------------
HEALTH CARE--9.1%
   Amedisys, Inc.* ................................          7,690        342,513
   Centene Corp.* .................................         13,550        234,551
   Conmed Corp.* ..................................         18,895        336,898
   Haemonetics Corp.* .............................          5,345        281,361
   Hanger Orthopedic Group, Inc.* .................         22,845        320,058
   Home Diagnostics, Inc.* ........................         36,180        216,718
   Invacare Corp. .................................         11,250        243,675
   Kindred Healthcare, Inc.* ......................         33,345        476,167
   LifePoint Hospitals, Inc.* .....................         17,570        441,534
   Lincare Holdings, Inc.* ........................         15,765        416,038
   Medical Action Industries, Inc.* ...............         15,285        191,521
   Odyssey HealthCare, Inc.* ......................         30,245        389,556
   PharMerica Corp.* ..............................         14,830        297,342
   RehabCare Group, Inc.* .........................          8,880        186,391
   Res-Care, Inc.* ................................          9,465        137,337
   Symmetry Medical, Inc.* ........................         25,055        276,106
   U.S. Physical Therapy, Inc.* ...................         57,619        836,628

                                                          Number
                                                        of Shares        Value
                                                      ------------   ------------
HEALTH CARE--(CONTINUED)
   Zoll Medical Corp.* ............................         14,730   $    264,845
                                                                     ------------
                                                                        5,889,239
                                                                     ------------
REAL ESTATE INVESTMENT TRUSTS--9.4%
   Anworth Mortgage Asset Corp. ...................        158,432      1,186,656
   Capstead Mortgage Corp. ........................         37,965        518,222
   Cypress Sharpridge Investments, Inc.* ..........         43,485        608,790
   Gladstone Commercial Corp. .....................         13,565        182,314
   Hatteras Financial Corp. .......................         19,425        580,613
   Jones Lang LaSalle, Inc. .......................         27,125      1,271,620
   MFA Financial, Inc. ............................        154,450      1,223,244
   Redwood Trust, Inc. ............................         34,810        558,004
                                                                     ------------
                                                                        6,129,463
                                                                     ------------
TECHNOLOGY--5.9%
   Bel Fuse, Inc., Class B ........................         12,000        202,800
   Belden, Inc. ...................................         14,630        306,206
   CIBER, Inc.* ...................................         65,760        256,464
   Coherent, Inc.* ................................          5,475        122,421
   Diebold, Inc. ..................................         10,590        319,500
   Electronics For Imaging, Inc.* .................         21,300        226,632
   EnerSys* .......................................         39,050        776,705
   Gilat Satellite Networks Ltd.* .................         26,305        111,796
   Imation Corp. ..................................         23,010        197,886
   Insight Enterprises, Inc.* .....................         14,690        168,494
   Ness Technologies, Inc.* .......................         27,595        166,674
   NETGEAR, Inc.* .................................         21,720        370,978
   PAR Technology Corp.* ..........................         29,495        179,330
   Technitrol, Inc. ...............................         27,185        224,004
   Verigy Ltd.* ...................................         16,745        179,004
                                                                     ------------
                                                                        3,808,894
                                                                     ------------
TRANSPORTATION--1.6%
   Landstar System, Inc. ..........................          7,195        250,890
   Pacer International, Inc. ......................         37,995        157,299
   UTI Worldwide, Inc.* ...........................         47,960        616,286
                                                                     ------------
                                                                        1,024,475
                                                                     ------------

UTILITIES--0.9%
   PNM Resources, Inc. ............................         53,435        624,121
                                                                     ------------
      TOTAL COMMON STOCK
         (Cost $59,634,650) .......................                    63,153,928
                                                                     ------------
TOTAL INVESTMENTS--97.3%
   (Cost $59,634,650) .............................                    63,153,928
                                                                     ------------
OTHER ASSETS IN EXCESS OF LIABILITIES--2.7% .......                     1,719,307
                                                                     ------------
NET ASSETS--100.0% ................................                  $ 64,873,235
                                                                     ============

----------
* -- Non-income producing.

A summary of the inputs used to value the Funds' investments as of August 31, 2009 is as follows (see note 1- significant accounting policies):

                                   LEVEL 2       LEVEL 3
                     LEVEL 1    SIGNIFICANT   SIGNIFICANT        TOTAL
                     QUOTED     OBSERVABLE    UNOBSERVABLE   FAIR VALUE AT
                     PRICE         INPUT         INPUT         08/31/09
                  -----------   -----------   ------------   --------------
Common Stock *    $63,153,928        $--           $--         $63,153,928
                  -----------        ---           ---         -----------
   Total          $63,153,928        $--           $--         $63,153,928
                  ===========        ===           ===         ===========

*    see portfolio of investments detail for industry breakout.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                             24 | ANNUAL REPORT 2009

ROBECO INVESTMENT FUNDS                                          AUGUST 31, 2009

ROBECO BOSTON PARTNERS LONG/SHORT EQUITY FUND

                                                        PORTFOLIO OF INVESTMENTS

                                                          Number
                                                        of Shares       Value
                                                      ------------   ------------
LONG POSITIONS--95.3%
DOMESTIC COMMON STOCK--91.0%
BASIC INDUSTRIES--4.8%
   Carpenter Technology Corp. .....................          9,570   $    203,937
   Cytec Industries, Inc. + .......................         18,910        546,310
   Freeport-McMoRan Copper & Gold, Inc., + ........          7,410        466,682
   Harry Winston Diamond Corp. +...................         99,915        582,504
   Haynes International, Inc. +* ..................         15,770        427,525
   Innospec, Inc. + ...............................         45,725        625,518
   Kapstone Paper and Packaging Corp. +* ..........         92,980        638,773
   Material Sciences Corp.* .......................         49,257         88,663
   Thompson Creek Metals Co., Inc.* ...............         47,430        545,445
                                                                     ------------
                                                                        4,125,357
                                                                     ------------
CAPITAL GOODS--7.8%
   Ducommun, Inc. + ...............................         54,200        978,852
   Griffon Corp. +* ...............................         73,181        773,523
   Hubbell, Inc., Class B + .......................         20,578        791,636
   Key Technology, Inc.* ..........................         12,517        137,812
   Keystone Consolidated Industries, Inc.* ........         11,488         39,117
   Manitowoc Co., Inc., (The) + ...................         46,595        309,391
   Mohawk Industries, Inc. +* .....................          8,840        443,061
   MTS Medication Technologies, Inc. +* ...........        149,390        851,523
   RINO International Corp.* ......................         31,316        399,279
   RTI International Metals, Inc. +* ..............         36,890        709,026
   SL Industries, Inc.* ...........................         52,945        336,201
   Thermadyne Holdings Corp.* .....................        177,100        871,332
                                                                     ------------
                                                                        6,640,753
                                                                     ------------
COMMUNICATIONS--0.5%
   Check Point Software Technologies
      Ltd. +*  ....................................         16,380        456,511
                                                                     ------------
CONSUMER DURABLES--3.7%
   D.R. Horton, Inc. +.............................         47,575        637,981
   Gentex Corp. + .................................         37,630        549,022
   Hooker Furniture Corp. .........................         15,701        208,980
   Magna International, Inc., Class A .............          7,455        340,768
   Pulte Homes, Inc. + ............................         31,920        407,938
   Stanley Furniture Co., Inc. ....................         22,272        269,937
   Thor Industries, Inc. ..........................         30,325        789,966
                                                                     ------------
                                                                        3,204,592
                                                                     ------------
CONSUMER NON-DURABLES--10.1%
   Casual Male Retail Group, Inc.* ................        416,930      1,279,975
   Coach, Inc. + ..................................         19,228        543,960
   Coca-Cola Femsa S.A. de C.V. -
      Sponsored ADR + .............................         10,780        480,572
   Diedrich Coffee, Inc. +* .......................         20,132        432,637
   Finish Line, Inc., (The), Class A + ............         67,515        556,999
   Genesco, Inc. +* ...............................         19,265        421,903
   Matthews International Corp., Class A ..........         16,770        584,267
   Overhill Farms, Inc.* ..........................         96,995        555,781
   Polo Ralph Lauren Corp. + ......................         10,635        705,951
   Skechers U.S.A., Inc., Class A +* ..............         67,755      1,206,717
   Steven Madden Ltd. +* ..........................         20,505        660,876
   Tupperware Brands Corp. + ......................         14,865        549,856


                                                          Number
                                                        of Shares       Value
                                                      ------------   ------------
CONSUMER NON-DURABLES--(CONTINUED)
   VF Corp. + .....................................          9,400   $    653,864
                                                                     ------------
                                                                        8,633,358
                                                                     ------------
CONSUMER SERVICES--12.1%
   AFC Enterprises, Inc. +* .......................        169,410      1,406,103
   Bebe Stores, Inc. ..............................         24,395        186,134
   Century Casinos, Inc.* .........................        407,856      1,162,390
   Cornell Cos., Inc. +* ..........................         31,115        625,100
   Corrections Corp. of America +* ................         27,675        549,072
   Deluxe Corp. + .................................         40,415        675,335
   Dress Barn, Inc. (The) +* ......................         25,000        405,750
   eBay, Inc. +* ..................................         20,505        453,981
   Famous Dave's of America, Inc. +* ..............         52,875        304,031
   Global Traffic Network, Inc.* ..................         53,631        214,524
   H&R Block, Inc. +...............................         29,027        501,587
   Hackett Group, Inc. (The)* .....................        315,785        827,357
   Harte-Hanks, Inc. + ............................         29,520        384,941
   Heidrick & Struggles International, Inc. +......         19,965        419,664
   ICT Group, Inc.* ...............................         27,900        306,900
   Monster Worldwide, Inc. +* .....................         50,735        822,922
   Ross Stores, Inc. + ............................         11,451        534,075
   Steiner Leisure Ltd. +* ........................         16,880        560,754
                                                                     ------------
                                                                       10,340,620
                                                                     ------------
ENERGY--2.3%
   Approach Resources, Inc. +* ....................        107,379        805,342
   Devon Energy Corp. + ...........................         10,585        649,707
   EOG Resources, Inc. + ..........................          7,300        525,600
                                                                     ------------
                                                                        1,980,649
                                                                     ------------
FINANCE--18.8%
   ACE Ltd. + .....................................         15,320        799,398
   Arlington Asset Investment Corp., Class A* .....        156,650         81,458
   BCB Holdings Ltd.* .............................         53,148        106,296
   Berkshire Hathaway, Inc., Class B* .............            172        565,192
   Capital One Financial Corp. ....................         18,285        681,848
   Diamond Hill Investment Group +* ...............         13,347        685,902
   E*TRADE Financial Corp.* +......................        116,835        205,630
   Fidelity National Financial, Inc., Class A + ...         51,265        770,000
   First American Corp. + .........................         36,735      1,157,887
   Goldman Sachs Group, Inc., (The) + .............          3,958        654,891
   Investors Title Co. + ..........................          5,869        183,113
   IPC Holdings Ltd. + ............................         27,985        907,274
   JPMorgan Chase & Co. +..........................         41,686      1,811,674
   KKR Financial Holdings LLC + ...................        140,360        541,790
   Loews Corp. + ..................................         24,000        819,600
   Maiden Holdings Ltd. ...........................        257,682      1,968,690
   Mass Financial Corp. Class A* ..................          3,295         27,052
   Morgan Stanley + ...............................         14,893        431,301
   SLM Corp.* .....................................         63,185        562,346
   State Street Corp. + ...........................         20,320      1,066,394
   TFS Financial Corp. + ..........................         29,500        336,300
   Travelers Companies, Inc., (The) + .............         14,255        718,737
   Wesco Financial Corp. + ........................            905        273,310
   White Mountains Insurance Group Ltd. + .........          2,495        778,440
                                                                     ------------
                                                                       16,134,523
                                                                     ------------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                             ANNUAL REPORT 2009 | 25

ROBECO INVESTMENT FUNDS                                          AUGUST 31, 2009

                                                        PORTFOLIO OF INVESTMENTS


                                                         Number
                                                        of Shares       Value
                                                      ------------   ------------
HEALTH CARE--14.8%
   Alpha PRO Tech Ltd.* ...........................        630,830   $  3,122,608
   BioClinica, Inc.* ..............................        135,840        465,931
   BioCryst Pharmaceuticals, Inc.* ................         13,560        169,093
   Cardiac Science Corp.* .........................         78,365        246,850
   Charles River Laboratories
      International, Inc. +* ......................         22,880        789,131
   Exactech, Inc. +* ..............................         29,005        431,304
   Health Grades, Inc. +* .........................         65,416        296,989
   Lincare Holdings, Inc. +* ......................         17,680        466,575
   MedQuist, Inc. +................................        171,807      1,376,174
   Orthofix International N.V. +* .................         26,831        734,364
   PHC, Inc., Class A* ............................        302,535        435,650
   RehabCare Group, Inc. +* .......................         20,345        427,041
   Schering-Plough Corp. + ........................         33,624        947,524
   Sharps Compliance Corp. +* .....................         80,745        746,891
   Theragenics Corp.* .............................        251,340        336,796
   Unilens Vision, Inc. ...........................         87,132        257,911
   Varian Medical Systems, Inc.* ..................         32,885      1,416,357
                                                                     ------------
                                                                       12,667,189
                                                                     ------------
TECHNOLOGY--14.8%
   Amdocs Ltd. +* .................................         17,810        433,139
   BluePhoenix Solutions Ltd.* ....................        157,425        516,354
   CGI Group, Inc. Class A +* .....................         56,385        582,457
   Concurrent Computer Corp.* .....................        156,727        700,570
   Digi International, Inc. +* ....................         79,041        677,381
   EZchip Semiconductor Ltd.* .....................         27,720        328,482
   Gilat Satellite Networks Ltd.* .................          7,403         31,463
   Hewlett-Packard Co. + ..........................         12,618        566,422
   NU Horizons Electronics Corp. +* ...............         43,486        166,986
   Oracle Corp. + .................................         21,974        480,571
   Orbcomm, Inc.* .................................        146,702        315,409
   PLATO Learning, Inc.* ..........................        328,201      1,447,366
   Richardson Electronics Ltd. + ..................        132,750        537,637
   Schawk, Inc. ...................................         25,765        291,917
   Sourcefire, Inc. +* ............................         34,750        660,250
   Sybase, Inc. +* ................................         15,510        540,523
   Symantec Corp. +* ..............................         23,841        360,476
   Telular Corp. +* ...............................        574,277      1,866,400
   Tier Technologies, Inc., Class B +* ............        131,070        994,821
   Versant Corp.* .................................         27,140        412,799
   Virtusa Corp.* .................................         73,640        740,818
                                                                     ------------
                                                                       12,652,241
                                                                     ------------
TRANSPORTATION--1.3%
   Dynamex, Inc. +* ...............................         28,375        465,634
   FedEx Corp. + ..................................          9,465        650,340
                                                                     ------------
                                                                        1,115,974
                                                                     ------------
      TOTAL DOMESTIC COMMON STOCK
         (Cost $66,383,327) .......................                    77,951,767
                                                                     ------------
PREFERRED STOCK--4.3%
FINANCE--4.3%
   Bank of America Corp. Capital
      Trust IV Pfd. 5.875% ........................         34,605        613,547
   Capital One Capital II Pfd. 7.500% + ...........         19,420        423,939
   Citigroup Capital XVI Pfd. 6.450% ..............         38,325        709,779
   Fifth Third Capital Trust V Pfd. 7.250% ........         16,080        306,163
   KeyCorp Capital LX Pfd. 6.750% .................         26,655        489,386
   SLM Corp. Pfd. 6.970%* .........................          4,585        156,188


                                                         Number
                                                        of Shares       Value
                                                      ------------   ------------
FINANCE--(CONTINUED)
   Sovereign Capital Trust V Pfd. 7.750% ..........         24,260   $    555,069
   Wachovia Capital Trust IV Pfd. 6.375% ..........         23,170        472,668
                                                                     ------------
      TOTAL PREFERRED STOCK
         (Cost $2,688,863) ........................                     3,726,739
                                                                     ------------
TOTAL LONG POSITIONS--95.3%
   (Cost $69,072,190) .............................                    81,678,506
                                                                     ------------
TOTAL INVESTMENTS
   (Cost $69,072190) ..............................                    81,678,506
                                                                     ------------
SECURITIES SOLD SHORT--(18.9%)
COMMON STOCK
BASIC INDUSTRIES--(0.6%)
   Hawkins, Inc. ..................................        (22,355)      (475,044)
   Uranium Energy Corp.* ..........................        (11,655)       (31,119)
                                                                     ------------
                                                                         (506,163)
                                                                     ------------
CAPITAL GOODS--(2.3%)
   American Superconductor Corp.* .................         (5,535)      (178,836)
   Applied Nanotech Holdings, Inc.* ...............         (8,285)        (2,220)
   Broadwind Energy, Inc.* ........................         (8,725)       (65,961)
   China Fire & Security Group, Inc.* .............        (25,805)      (395,333)
   DynaMotive Energy Systems
      Corp.* ......................................        (72,185)       (13,138)
   Microvision, Inc.* .............................        (47,275)      (159,317)
   Middleby Corp., (The)* .........................         (5,095)      (240,433)
   RINO International Corp.* ......................        (39,591)      (504,785)
   SmartHeat, Inc.* ...............................         (9,015)       (65,629)
   Smith & Wesson Holding Corp.* ..................        (35,695)      (192,039)
   Tetra Tech, Inc.* ..............................         (4,930)      (145,632)
                                                                     ------------
                                                                       (1,963,323)
                                                                     ------------
COMMUNICATIONS--(1.5%)
   ActiveCare, Inc.* ..............................           (421)           (25)
   CTC Communications Group, Inc.* ................        (98,900)           (10)
   Equinix, Inc.* .................................         (4,730)      (398,550)
   GSI Commerce, Inc.* ............................        (25,735)      (446,245)
   Interliant, Inc. ...............................           (600)             0
   Omniture, Inc.* ................................        (30,610)      (438,029)
   One Communications Corp.* ......................        (36,619)            (4)
                                                                     ------------
                                                                       (1,282,863)
                                                                     ------------
CONSUMER DURABLES--(0.5%)
   AutoNation, Inc.* ..............................        (12,710)      (241,236)
   Kirkland's, Inc.* ..............................        (12,740)      (180,398)
   QSound Labs, Inc.* .............................         (4,440)          (777)
                                                                     ------------
                                                                         (422,411)
                                                                     ------------
CONSUMER NON-DURABLES--(1.6%)
   Amish Naturals, Inc.* ..........................        (25,959)          (701)
   Cal-Maine Foods, Inc. ..........................        (11,475)      (327,611)
   Diedrich Coffee, Inc.* .........................        (20,225)      (434,635)
   Lifeway Foods, Inc.* ...........................        (20,480)      (264,397)
   Smart Balance, Inc.* ...........................        (49,685)      (317,487)
   Valence Technology, Inc.* ......................        (27,585)       (41,378)
                                                                     ------------
                                                                       (1,386,209)
                                                                     ------------
CONSUMER SERVICES--(4.3%)
   Allegiant Travel Co.* ..........................         (7,265)      (284,715)
   Bally Technologies, Inc.* ......................         (6,350)      (256,731)
   Constant Contact, Inc.* ........................        (15,550)      (323,907)

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                             26 | ANNUAL REPORT 2009

ROBECO INVESTMENT FUNDS                                         AUGUST 31, 2009

ROBECO BOSTON PARTNERS LONG/SHORT EQUITY FUND (concluded)

                                                        PORTFOLIO OF INVESTMENTS

                                                         Number
                                                        of Shares        Value
                                                      ------------   ------------
CONSUMER SERVICES--(CONTINUED)
   Deckers Outdoor Corp.* .........................         (4,375)  $   (298,813)
   Iron Mountain, Inc.* ...........................        (25,860)      (757,439)
   Lamar Advertising Co., Class A* ................        (10,620)      (243,092)
   Medifast, Inc.* ................................        (10,155)      (190,711)
   New Oriental Education &
      Technology Group - ADR* .....................         (4,120)      (291,078)
   PokerTek, Inc.* ................................         (6,110)        (4,827)
   RiskMetrics Group, Inc.* .......................         (9,770)      (152,021)
   Spectrum Group International, Inc.* ............         (4,616)        (9,232)
   Sturm Ruger & Co., Inc. ........................        (24,005)      (331,509)
   Ultimate Software Group, Inc.,
      (The)* ......................................        (12,305)      (324,483)
   Under Armour, Inc., Class A* ...................         (8,890)      (212,204)
                                                                     ------------
                                                                       (3,680,762)
                                                                     ------------
ENERGY--(0.5%)
   Ethanex Energy, Inc.* ..........................           (648)           (49)
   First Solar, Inc.* .............................         (3,310)      (402,430)
   SulphCo, Inc.* .................................        (34,495)       (54,847)
                                                                     ------------
                                                                         (457,326)
                                                                     ------------
FINANCE--0.0%
   Genmed Holding Corp.* ..........................             (5)           (30)
                                                                     ------------
HEALTH CARE--(2.9%)
   BioCryst Pharmaceuticals, Inc.* ................        (27,125)      (338,249)
   Bodytel Scientific, Inc.* ......................         (4,840)           (31)
   Conceptus, Inc.* ...............................         (8,795)      (159,365)
   Dexcom, Inc.* ..................................        (33,985)      (265,423)
   IDEXX Laboratories, Inc.* ......................         (4,835)      (245,425)
   NuVasive, Inc.* ................................         (5,315)      (212,972)
   Quality Systems, Inc. ..........................         (6,205)      (334,077)
   Rockwell Medical Technologies, Inc.* ...........        (20,255)      (162,243)
   Sharps Compliance Corp. ........................        (80,745)      (746,891)
                                                                     ------------
                                                                       (2,464,676)
                                                                     ------------
TECHNOLOGY--(4.7%)
   ANSYS, Inc.* ...................................         (7,355)      (258,455)
   ANTS Software, Inc.* ...........................        (10,334)        (4,960)
   Clearwire Corp., Class A* ......................        (48,000)      (367,680)
   Compellent Technologies, Inc.* .................         (9,535)      (142,262)
   ConSyGen, Inc.* ................................           (200)             0
   Cray, Inc.* ....................................        (52,535)      (384,031)
   EZchip Semiconductor Ltd.* .....................        (34,240)      (405,744)

                                                         Number
                                                        of Shares        Value
                                                      ------------   ------------
TECHNOLOGY--(CONTINUED)
   Informatica Corp.* .............................        (13,240)  $   (237,393)
   Itron, Inc.* ...................................         (5,420)      (296,962)
   Juniper Networks, Inc.* ........................        (10,570)      (243,850)
   LML Payment Systems, Inc.* .....................         (7,808)        (5,231)
   Nestor, Inc.* ..................................        (15,200)          (152)
   Netezza Corp.* .................................        (24,425)      (234,480)
   NetSuite, Inc.* ................................        (17,920)      (245,683)
   Palm, Inc.* ....................................        (35,095)      (467,816)
   Rubicon Technology, Inc.* ......................        (10,010)      (122,522)
   Tiger Telematics, Inc.* ........................         (6,510)            (5)
   Universal Display Corp.* .......................        (16,925)      (184,483)
   VMware, Inc. Class A* ..........................        (12,870)      (455,984)
   Xybernaut Corp.* ...............................        (35,000)          (980)
                                                                     ------------
                                                                       (4,058,673)
                                                                     ------------
TRANSPORTATION--0.0%
   China Logistics, Inc.* .........................            (26)           (38)
                                                                     ------------
      TOTAL COMMON STOCK
         (Proceeds $16,712,802) ...................                   (16,222,474)
                                                                     ------------
WARRANTS--0.0%
UTILITIES--0.0%
   Greenhunter Energy, Inc. Exercise
      Price $27.50, Exp. 09/15/11 .................           (423)             0
                                                                     ------------
      TOTAL WARRANTS
         (Proceeds $0) ............................                             0
                                                                     ------------
TOTAL SECURITIES SOLD SHORT--(18.9%)
   (Proceeds $16,712,802) .........................                   (16,222,474)
                                                                     ------------
OTHER ASSETS IN EXCESS OF
   LIABILITIES--23.6% .............................                    20,227,554
                                                                     ------------
NET ASSETS--100.0% ................................                  $ 85,683,586
                                                                     ============

----------
ADR -- American Depositary Receipt
*   -- Non-income producing.
+   -- Security position is either entirely or partially held in a segregated account as collateral for securities sold short.

A summary of the inputs used to value the Funds' investments as of August 31, 2009 is as follows (see note 1- significant accounting policies):

                                          LEVEL 2        LEVEL 3
                            LEVEL 1     SIGNIFICANT    SIGNIFICANT       TOTAL
                             QUOTED      OBSERVABLE   UNOBSERVABLE   FAIR VALUE AT
                             PRICE         INPUT          INPUT        08/31/09
                          -----------   -----------   ------------   -------------
Common Stock *            $77,951,767       $--            $--        $77,951,767
Preferred Stock *           3,726,739        --             --          3,726,739
                          -----------       ---            ---        -----------
   Total Assets           $81,678,506        --             --        $81,678,506
                          ===========       ===            ===        ===========

                                          LEVEL 2        LEVEL 3
                            LEVEL 1     SIGNIFICANT    SIGNIFICANT       TOTAL
                             QUOTED      OBSERVABLE   UNOBSERVABLE   FAIR VALUE AT
                             PRICE         INPUT          INPUT        08/31/09
                          -----------   -----------   ------------   -------------
Securities Sold Short *   $16,222,474       $--            $--        $16,222,474
                          -----------       ---            ---        -----------
   Total Liabilities      $16,222,474       $--            $--        $16,222,474
                          ===========       ===            ===        ===========

*    see portfolio of investments detail for industry breakout.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                             ANNUAL REPORT 2009 | 27

ROBECO INVESTMENT FUNDS                                          AUGUST 31, 2009

ROBECO BOSTON PARTNERS MID CAP VALUE FUND

                                                        PORTFOLIO OF INVESTMENTS

                                                         Number
                                                        of Shares        Value
                                                      ------------   ------------
COMMON STOCK--95.8%
BASIC INDUSTRIES--8.0%
   Albemarle Corp. ................................         12,175   $    392,400
   Allegheny Technologies, Inc. ...................          3,260         99,006
   Ashland, Inc. ..................................          9,100        333,788
   Cliffs Natural Resources, Inc. .................         13,460        340,673
   Crown Holdings, Inc.* ..........................         16,395        407,088
   Lubrizol Corp., (The) ..........................         13,800        879,336
   Mosaic Co., (The) ..............................          2,890        140,078
   PPG Industries, Inc. ...........................         11,530        638,762
   Reliance Steel & Aluminum Co. ..................         13,715        506,632
                                                                     ------------
                                                                        3,737,763
                                                                     ------------
CAPITAL GOODS--7.3%
   AGCO Corp.* ....................................         12,320        384,877
   Cooper Industries Ltd., Class A ................         10,605        342,011
   Ingersoll-Rand PLC .............................         13,485        416,552
   Kennametal, Inc. ...............................          2,030         44,762
   Lennox International, Inc. .....................          7,080        254,030
   Mettler-Toledo International, Inc.* ............          3,195        279,243
   Mohawk Industries, Inc.* .......................         10,205        511,475
   Stanley Works, (The) ...........................         10,190        417,077
   Terex Corp.* ...................................          9,365        154,335
   Thomas & Betts Corp.* ..........................         12,570        348,063
   W.W. Grainger, Inc. ............................          2,605        227,859
                                                                     ------------
                                                                        3,380,284
                                                                     ------------
COMMUNICATIONS--1.3%
   CenturyTel, Inc. ...............................         18,916        609,663
                                                                     ------------
CONSUMER DURABLES--2.1%
   Gentex Corp. ...................................         20,110        293,405
   Lennar Corp., Class A ..........................         18,630        282,245
   NVR, Inc.* .....................................            580        391,645
                                                                     ------------
                                                                          967,295
                                                                     ------------
CONSUMER NON-DURABLES--4.1%
   Dr. Pepper Snapple Group, Inc.* ................          7,150        189,046
   Electronic Arts, Inc.* .........................         34,240        623,853
   Lorillard, Inc. ................................          3,950        287,442
   Mattel, Inc. ...................................         27,480        494,365
   VF Corp. .......................................          4,820        335,279
                                                                     ------------
                                                                        1,929,985
                                                                     ------------
CONSUMER SERVICES--17.7%
   Abercrombie & Fitch Co., Class A ...............         14,565        470,304
   Burger King Holdings, Inc. .....................          8,860        158,860
   Dun & Bradstreet Corp., (The) ..................          2,480        181,139
   Equifax, Inc. ..................................         25,510        705,096
   Expedia, Inc.* .................................         17,009        392,057
   GameStop Corp., Class A* .......................         14,640        348,432
   Gap, Inc., (The) ...............................         20,245        397,814
   Herbalife Ltd. .................................         13,855        419,529
   Kohl's Corp.* ..................................          5,495        283,487
   Kroger Co., (The) ..............................         20,170        435,470
   Manpower, Inc. .................................         16,665        861,581
   McGraw-Hill Companies, Inc., (The) .............         17,330        582,461
   Monster Worldwide, Inc.* .......................         16,070        260,655
   Moody's Corp. ..................................          8,520        232,085
   Omnicom Group, Inc. ............................         15,355        557,694
   Robert Half International, Inc. ................         11,270        296,288
   Safeway, Inc. ..................................         22,955        437,293

                                                         Number
                                                        of Shares        Value
                                                      ------------   ------------
CONSUMER SERVICES--(CONTINUED)
   Staples, Inc. ..................................          9,475   $    204,755
   Starwood Hotels & Resorts Worldwide, Inc. ......          7,315        217,841
   Washington Post Co., Class B (The) .............            850        369,206
   Watson Wyatt Worldwide, Inc., Class A ..........          9,995        436,782
                                                                     ------------
                                                                        8,248,829
                                                                     ------------
ENERGY--5.3%
   Concho Resources, Inc.* ........................         18,780        612,040
   EOG Resources, Inc. ............................          6,050        435,600
   Helix Energy Solutions Group, Inc.* ............         15,045        176,027
   Noble Energy, Inc. .............................         11,490        694,685
   Petrohawk Energy Corp.* ........................         14,985        322,627
   Pride International, Inc.* .....................          7,990        205,982
                                                                     ------------
                                                                        2,446,961
                                                                     ------------
FINANCE--17.7%
   ACE Ltd. .......................................          8,495        443,269
   Affiliated Managers Group, Inc.* ...............          3,375        220,489
   Alleghany Corp.* ...............................          2,259        627,098
   AON Corp. ......................................         11,060        461,866
   Assurant, Inc. .................................         23,585        706,371
   BB&T Corp. .....................................         17,325        484,060
   Capital One Financial Corp. ....................         14,960        557,858
   Discover Financial Services ....................         42,195        580,181
   Federated Investors, Inc., Class B .............          5,105        134,006
   Franklin Resources, Inc. .......................          3,485        325,255
   Hanover Insurance Group, Inc., (The) ...........         11,620        475,142
   Loews Corp. ....................................         10,985        375,138
   M&T Bank Corp. .................................          3,800        234,688
   Marsh & McLennan Cos., Inc. ....................         31,355        738,097
   Mercury General Corp. ..........................          6,030        224,015
   People's United Financial, Inc. ................          5,955         95,637
   Reinsurance Group of America, Inc. .............          7,185        309,314
   SEI Investments Co. ............................          8,155        150,378
   SLM Corp.* .....................................         55,735        496,042
   SunTrust Banks, Inc. ...........................          9,985        233,349
   Travelers Companies, Inc., (The) ...............          3,815        192,352
   Unum Group .....................................          8,525        192,068
                                                                     ------------
                                                                        8,256,673
                                                                     ------------
HEALTH CARE--6.3%
   Cardinal Health, Inc. ..........................          6,945        240,158
   DaVita, Inc.* ..................................         10,825        559,761
   Hospira, Inc.* .................................         12,300        480,807
   Laboratory Corp. of America Holdings* ..........          5,950        415,251
   McKesson Corp. .................................          9,320        529,935
   Omnicare, Inc. .................................         17,975        411,448
   Varian Medical Systems, Inc.* ..................          7,295        314,196
                                                                     ------------
                                                                        2,951,556
                                                                     ------------
REAL ESTATE INVESTMENT TRUSTS--5.7%
   Annaly Capital Management, Inc. ................         42,526        737,401
   AvalonBay Communities, Inc. ....................          1,520         97,934
   Equity Residential .............................         11,705        319,664
   Kimco Realty Corp. .............................         39,595        496,917
   Regency Centers Corp. ..........................          7,630        255,987

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                             28 | ANNUAL REPORT 2009

ROBECO INVESTMENT FUNDS                                          AUGUST 31, 2009

ROBECO BOSTON PARTNERS MID CAP VALUE FUND (concluded)

                                                        PORTFOLIO OF INVESTMENTS

                                                         Number
                                                        of Shares        Value
                                                      ------------   ------------
   Taubman Centers, Inc. ..........................         10,640   $    336,969
   Ventas, Inc. ...................................         11,080        434,447
                                                                     ------------
                                                                        2,679,319
                                                                     ------------
TECHNOLOGY--12.8%
   Acxiom Corp. ...................................         42,735        389,743
   Amdocs Ltd.* ...................................         10,190        247,821
   Arrow Electronics, Inc.* .......................         22,535        622,867
   Avnet, Inc.* ...................................         16,170        430,930
   Broadridge Financial Solutions, Inc. ...........         24,610        512,380
   CACI International, Inc., Class A* .............          4,425        203,373
   Cymer, Inc.* ...................................         12,975        456,460
   Flextronics International Ltd.* ................         37,385        221,693
   Harris Corp. ...................................         15,835        549,950
   Hewitt Associates, Inc., Class A* ..............          1,275         45,926
   Ingram Micro, Inc., Class A* ...................         19,450        325,982
   McAfee, Inc.* ..................................          4,117        163,774
   SRA International, Inc., Class A* ..............          9,885        196,415
   Sybase, Inc.* ..................................          7,140        248,829
   Symantec Corp.* ................................         44,115        667,019
   Western Digital Corp.* .........................          7,415        254,186
   Western Union Co. (The) ........................         23,140        417,446
                                                                     ------------
                                                                        5,954,794
                                                                     ------------
TRANSPORTATION--1.1%
   CSX Corp. ......................................          3,705        157,462
   Norfolk Southern Corp. .........................          7,500        344,025
                                                                     ------------
                                                                          501,487
                                                                     ------------

                                                         Number
                                                        of Shares        Value
                                                      ------------   ------------
UTILITIES--6.4%
   Allegheny Energy, Inc. .........................         18,905   $    499,281
   Alliant Energy Corp. ...........................         20,110        529,697
   American Electric Power Co., Inc. ..............         11,425        359,088
   Edison International ...........................         13,120        438,339
   NV Energy, Inc. ................................         30,170        363,850
   PG&E Corp. .....................................         10,875        441,416
   Westar Energy, Inc. ............................         18,075        370,899
                                                                     ------------
                                                                        3,002,570
                                                                     ------------
      TOTAL COMMON STOCK
         (Cost $44,613,671) .......................                    44,667,179
                                                                     ------------
TOTAL INVESTMENTS--95.8%
   (Cost $44,613,671) .............................                    44,667,179
                                                                     ------------
OTHER ASSETS IN EXCESS OF LIABILITIES--4.2% .......                     1,939,721
                                                                     ------------
NET ASSETS--100.0% ................................                  $ 46,606,900
                                                                     ============

----------
* -- Non-income producing.

A summary of the inputs used to value the Funds' investments as of August 31, 2009 is as follows (see note 1- significant accounting policies):

                                 LEVEL 2        LEVEL 3
                   LEVEL 1     SIGNIFICANT    SIGNIFICANT       TOTAL
                    QUOTED      OBSERVABLE   UNOBSERVABLE   FAIR VALUE AT
                    PRICE         INPUT          INPUT        08/31/09
                 -----------   -----------   ------------   -------------
Common Stock *   $44,667,179       $--           $--         $44,667,179
                 -----------       ---           ---         -----------
   Total         $44,667,179       $--           $--         $44,667,179
                 ===========       ===           ===         ===========

*    see portfolio of investments detail for industry breakout.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                             ANNUAL REPORT 2009 | 29

ROBECO INVESTMENT FUNDS                                          AUGUST 31, 2009

ROBECO BOSTON PARTNERS ALL-CAP VALUE FUND

                                                        PORTFOLIO OF INVESTMENTS

                                                         Number
                                                        of Shares       Value
                                                      ------------   ------------
COMMON STOCK--99.1%
BASIC INDUSTRIES--1.0%
   Carpenter Technology Corp. .....................          6,230   $    132,761
   Cytec Industries, Inc. .........................         19,775        571,300
                                                                     ------------
                                                                          704,061
                                                                     ------------
CAPITAL GOODS--2.3%
   Dover Corp. ....................................         20,890        722,585
   Illinois Tool Works, Inc. ......................          7,280        304,450
   Parker-Hannifin Corp. ..........................          9,942        483,778
   Wolseley PLC - ADR .............................         32,260         75,488
                                                                     ------------
                                                                        1,586,301
                                                                     ------------
COMMUNICATIONS--2.0%
   Vodafone Group PLC - Sponsored ADR .............         63,928      1,388,516
                                                                     ------------
CONSUMER DURABLES--2.6%
   Lennar Corp., Class A # ........................         20,900        316,635
   Magna International, Inc., Class A .............          9,595        438,587
   Pulte Homes, Inc. # ............................          5,780         73,868
   Toll Brothers, Inc. #* .........................         40,000        909,600
                                                                     ------------
                                                                        1,738,690
                                                                     ------------
CONSUMER NON-DURABLES--8.3%
   CEC Entertainment, Inc.* .......................         12,695        339,591
   Electronic Arts, Inc.* .........................         33,185        604,631
   Lorillard, Inc. ................................         14,764      1,074,376
   Mattel, Inc. ...................................         47,130        847,869
   Matthews International Corp., Class A ..........          5,820        202,769
   Nestle S.A. - Sponsored ADR ....................         14,930        618,849
   NIKE, Inc., Class B # ..........................          5,440        301,322
   Oxford Industries, Inc. ........................         16,370        229,180
   Pantry, Inc. (The)* ............................         12,875        195,056
   Skechers U.S.A., Inc., Class A* ................          7,810        139,096
   Steven Madden Ltd.* ............................          2,845         91,694
   Tupperware Brands Corp. ........................         27,680      1,023,883
                                                                     ------------
                                                                        5,668,316
                                                                     ------------
CONSUMER SERVICES--16.0%
   Apollo Group, Inc., Class A* ...................          5,185        336,092
   DSW, Inc., Class A* ............................          5,680         86,109
   eBay, Inc. #* ..................................         63,415      1,404,008
   Equifax, Inc. ..................................         19,875        549,345
   Expedia, Inc. #* ...............................         41,283        951,573
   GameStop Corp., Class A* .......................         47,610      1,133,118
   Gap, Inc., (The) ...............................         12,090        237,568
   Harte-Hanks, Inc. ..............................         30,680        400,067
   Herbalife Ltd. .................................         15,115        457,682
   Hewitt Associates, Inc., Class A* ..............         10,330        372,087
   HSN, Inc.* .....................................         31,625        328,900
   IAC/InterActiveCorp* ...........................         16,970        314,284
   Interval Leisure Group, Inc.* ..................         29,745        312,025
   Lender Processing Services, Inc.................         17,790        609,841
   Manpower, Inc. .................................          5,625        290,813
   McGraw-Hill Companies, Inc., (The) .............          9,100        305,851
   Monster Worldwide, Inc.* .......................         20,740        336,403
   Moody's Corp. ..................................          9,710        264,500
   Omnicom Group, Inc. ............................         17,290        627,973
   Regis Corp. ....................................         39,995        647,119

                                                         Number
                                                        of Shares       Value
                                                      ------------   ------------
CONSUMER SERVICES--(CONTINUED)
   Rent-A-Center, Inc.* ...........................         21,125   $    416,796
   Shoe Carnival, Inc.* ...........................          5,435         85,438
   Watson Wyatt Worldwide, Inc., Class A ..........         10,715        468,246
                                                                     ------------
                                                                       10,935,838
                                                                     ------------
ENERGY--9.7%
   Apache Corp. # .................................         10,160        863,092
   Chevron Corp. ..................................         16,900      1,181,986
   Devon Energy Corp. # ...........................         16,040        984,535
   EOG Resources, Inc. # ..........................          4,370        314,640
   Marathon Oil Corp. # ...........................         14,250        439,898
   Noble Energy, Inc. .............................         17,865      1,080,118
   Talisman Energy, Inc. ..........................         20,600        330,836
   Total SA - ADR .................................         24,995      1,431,464
                                                                     ------------
                                                                        6,626,569
                                                                     ------------
FINANCE--26.5%
   ACE Ltd. .......................................         11,995        625,899
   Alleghany Corp.* ...............................          2,571        713,710
   Allied World Assurance Co. Holdings Ltd. .......         10,155        470,481
   American Express Co. ...........................         21,260        719,013
   AON Corp. ......................................          7,975        333,036
   Arch Capital Group Ltd.* .......................          2,835        184,190
   Arlington Asset Investment Corp., Class A* .....         34,295         17,833
   Bank of America Corp. ..........................         62,770      1,104,124
   BB&T Corp. .....................................         26,240        733,146
   Capital One Financial Corp. ....................         16,375        610,624
   Comerica, Inc. .................................          3,930        104,813
   East West Bancorp, Inc. ........................         13,725        126,407
   Federated Investors, Inc., Class B .............          8,010        210,263
   Fifth Third Bancorp ............................         40,560        443,726
   First American Corp. ...........................          5,305        167,214
   Flagstone Reinsurance Holdings Ltd. ............         53,400        579,924
   Hanover Insurance Group, Inc., (The) ...........         15,460        632,159
   IPC Holdings Ltd. ..............................         26,090        845,838
   J.G.Wentworth, Inc.+++ +/-* ....................             --              0
   JPMorgan Chase & Co. # .........................         65,265      2,836,417
   Kohlberg Capital Corp. .........................         18,790         89,440
   Loews Corp. ....................................         52,169      1,781,571
   Maiden Holdings Ltd. ...........................          2,680         20,475
   Maiden Holdings Ltd. 144A * ....................          9,925         75,827
   Peoples Choice Financial Corp. 144A +++* .......          1,465              0
   SLM Corp.* .....................................         79,280        705,592
   Solar Cayman Ltd. 144A +++* ....................         19,375        147,056
   Specialty Underwriters' Alliance, Inc.* ........         10,315         67,357
   TMST, Inc. +++* ................................        191,097              0
   Travelers Companies, Inc., (The) ...............         22,840      1,151,593
   Unum Group .....................................         47,966      1,080,674
   Wells Fargo & Co. ..............................         24,165        665,021
   White Mountains Insurance Group Ltd. ...........          2,635        822,120
                                                                     ------------
                                                                       18,065,543
                                                                     ------------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                             30 | ANNUAL REPORT 2009

ROBECO INVESTMENT FUNDS                                          AUGUST 31, 2009

                                                        PORTFOLIO OF INVESTMENTS

                                                         Number
                                                        of Shares       Value
                                                      ------------   ------------
HEALTH CARE--14.9%
   Aetna, Inc. ....................................         12,010   $    342,285
   Amgen, Inc.* ...................................         26,465      1,581,019
   Becton, Dickinson & Co. ........................          9,230        642,593
   Cardinal Health, Inc. ..........................         20,250        700,245
   DaVita, Inc.* ..................................         13,590        702,739
   Johnson & Johnson ..............................         19,170      1,158,635
   Lincare Holdings, Inc.* ........................         22,035        581,504
   Patterson Companies, Inc.* .....................         13,305        362,295
   Pfizer, Inc. ...................................         93,161      1,555,789
   Sanofi-Aventis - ADR ...........................         18,245        621,607
   UnitedHealth Group, Inc. .......................         12,890        360,920
   WellPoint, Inc.* ...............................          7,840        414,344
   Wyeth ..........................................         23,695      1,133,806
                                                                     ------------
                                                                       10,157,781
                                                                     ------------
REAL ESTATE INVESTMENT TRUSTS--2.1%
   Annaly Capital Management, Inc. ................         56,690        983,005
   Ashford Hospitality Trust, Inc. ................         55,930        172,264
   Cypress Sharpridge Investments, Inc.* ..........          8,804        123,256
   Cypress Sharpridge Investments, Inc.144A # .....         10,771        150,794
                                                                     ------------
                                                                        1,429,319
                                                                     ------------
TECHNOLOGY--12.1%
   Accenture Ltd., Class A ........................         21,720        716,760
   BancTec, Inc., 144A +++* .......................         15,732         92,661
   Belden, Inc. ...................................          5,205        108,941
   Fidelity National Information Services, Inc. ...          9,590        235,530
   Heartland Payment Systems, Inc. ................         20,010        250,325
   Hewlett-Packard Co. ............................         29,170      1,309,441
   International Business Machines Corp. ..........         14,605      1,724,120
   Microsoft Corp. ................................         59,290      1,461,499
   Sykes Enterprises, Inc.* .......................          9,530        200,035
   Symantec Corp.* ................................         38,280        578,794
   Tech Data Corp.* ...............................         14,245        542,735
   Tyco Electronics Ltd. ..........................         21,710        495,422
   Western Union Co. (The) ........................         21,500        387,860
   Wright Express Corp.* ..........................          5,065        159,649
                                                                     ------------
                                                                        8,263,772
                                                                     ------------
UTILITIES--1.6%
   Allegheny Energy, Inc. .........................         22,035        581,944
   Alliant Energy Corp. ...........................         19,755        520,347
                                                                     ------------
                                                                        1,102,291
                                                                     ------------
      TOTAL COMMON STOCK
         (Cost $64,903,659) .......................                    67,666,997
                                                                     ------------

                                                        Par (000)       Value
                                                      ------------   ------------
CORPORATE BONDS--0.6%
   Eastman Kodak Co.##
      3.375% 10/15/33 .............................   $        399   $    364,087
   MBIA Insurance Corp.144A## +
      14.00% 01/15/33 .............................            151         61,155
   Thornburg Mortgage, Inc. (PIK)@+++
      18.00% 03/31/15 .............................             74              0
   Thornburg Mortgage, Inc. 144A@+++
      18.00% 03/31/15 .............................            824              0
                                                                     ------------
      TOTAL CORPORATE BONDS
         (Cost $1,288,324) ........................                       425,242
                                                                     ------------
TOTAL INVESTMENTS--99.7%
   (Cost $66,191,983) .............................                    68,092,239
                                                                     ------------

                                                         Number
                                                      of Contracts
                                                      ------------
OPTIONS WRITTEN--(1.5%)
   Apache Corp. Call Options
      Expires 10/17/09
      Strike Price $85 ............................            (96)       (39,360)
   Devon Energy Corp. Call Options
      Expires 01/15/10
      Strike Price $50 ............................            (52)       (65,520)
   eBay, Inc. Call Options
      Expires 01/15/10
      Strike Price $15 ............................           (194)      (143,075)
   EOG Resources, Inc. Call Options
      Expires 10/17/09
      Strike Price $80 ............................            (34)        (3,808)
   Expedia, Inc. Call Options
      Expires 04/17/10
      Strike Price $25 ............................            (86)       (21,500)
   Expedia, Inc. Call Options
      Expires 04/17/10
      Strike Price $30 ............................            (86)        (8,170)
   JPMorgan Chase & Co. Call Options
      Expires 01/16/10
      Strike Price $25 ............................           (134)      (252,590)
   JPMorgan Chase & Co. Call Options
      Expires 09/21/09
      Strike Price $50 ............................           (189)        (2,457)
   Lennar Corp. Call Options
      Expires 02/20/10
      Strike Price $15 ............................           (209)       (54,863)
   Marathon Oil Corp. Call Options
      Expires 10/17/09
      Strike Price $32.50 .........................           (113)        (9,605)
   Nike, Inc. Call Options
      Expires 01/16/10
      Strike Price $60 ............................            (54)       (11,448)
   Pulte Homes, Inc. Call Options
      Expires 01/20/10
      Strike Price $15 ............................            (57)        (5,130)

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                             ANNUAL REPORT 2009 | 31

ROBECO INVESTMENT FUNDS                                          AUGUST 31, 2009

ROBECO BOSTON PARTNERS ALL-CAP VALUE FUND (concluded)

                                                        PORTFOLIO OF INVESTMENTS

                                                         Number
                                                        Contracts       Value
                                                      ------------   ------------
OPTIONS WRITTEN--(CONTINUED)
   Toll Brothers, Inc. Call Options
      Expires 01/20/10
      Strike Price $12.50 .........................           (400)  $   (418,000)
                                                                     ------------
      TOTAL OPTIONS WRITTEN
         (Premiums received $900,977)                                  (1,035,526)
                                                                     ------------
OTHER ASSETS IN EXCESS OF LIABILITIES--1.8% .......                     1,214,924
                                                                     ------------
NET ASSETS--100.0% ................................                  $ 68,271,637
                                                                     ============

----------
144A -- Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

ADR  -- American Depositary Receipt

PIK  -- Payment In Kind

*    -- Non-income producing.

@    -- Security in default.

+++ -- Security has been valued at fair value as determined in good faith by or under the direction of The RBB Fund, Inc.'s Board of Directors.

+/- -- Total shares owned by the Fund as of August 31, 2009 were less than one share.

+    -- Adjustable rate security.

#    -- Security segregated as collateral for options written.

##   -- Callable security.

A summary of the inputs used to value the Funds' net assets as of August 31, 2009 is as follows (see note 1- significant accounting policies):

                                                    LEVEL 2        LEVEL 3
                                      LEVEL 1    SIGNIFICANT   SIGNIFICANT        TOTAL
                                      QUOTED     OBSERVABLE    UNOBSERVABLE   FAIR VALUE AT
                                      PRICE        INPUT          INPUT         08/31/09
                                   -----------   -----------   ------------   -------------
Common Stock:
   Basic Industries                $   704,061    $     --        $     --     $   704,061
   Capital Goods                     1,586,301          --              --       1,586,301
   Communciations                    1,388,516          --              --       1,388,516
   Consumer Durables                 1,738,690          --              --       1,738,690
   Consumer Non-Durables             5,668,316          --              --       5,668,316
   Consumer Services                10,935,838          --              --      10,935,838
   Energy                            6,626,569          --              --       6,626,569
   Finance                          17,918,487          --         147,056      18,065,543
   Health Care                      10,157,781          --              --      10,157,781
   Real Estate Investment Trusts     1,429,319          --              --       1,429,319
   Technology                        8,171,111          --          92,661       8,263,772
   Utilities                         1,102,291          --              --       1,102,291
Corporate Bonds                             --     425,242              --         425,242
                                   -----------    --------        --------     -----------
      Total Assets                 $67,427,280    $425,242        $239,717     $68,092,239
                                   ===========    ========        ========     ===========

                                                    LEVEL 2        LEVEL 3
                                      LEVEL 1    SIGNIFICANT   SIGNIFICANT        TOTAL
                                      QUOTED     OBSERVABLE    UNOBSERVABLE   FAIR VALUE AT
                                      PRICE        INPUT          INPUT         08/31/09
                                   -----------   -----------   ------------   -------------
Options Written                       $--         $1,035,526        $--         $1,035,526
                                      ---         ----------        ---         ----------
   Total Liabilities                  $--         $1,035,526        $--         $1,035,526
                                      ===         ==========        ===         ==========

The following is a reconciliation of the Fund's Level 3 investments for which significant unobservable inputs were used to determine fair value.

                                                                                COMMON STOCK
                                                                    -------------------------------------
                                                                                REAL ESTATE
                                                          TOTAL                  INVESTMENT                 CORPORATE
                                                      INVESTMENTS    FINANCE      TRUSTS       TECHNOLOGY     BONDS
                                                      -----------   ---------   ------------   ----------   ---------
Balance as of August 31, 2008                         $ 1,978,474   $ 732,174    $ 170,289      $167,542    $ 908,469
Accrued discounts/premiums                                  5,156          --           --            --        5,156
Net realized gain/(loss)                                   84,007      83,391           --            --          616
Change in unrealized appreciation (depreciation)       (1,252,892)   (414,598)     (19,172)      (74,881)    (744,241)
Net purchases/(sales)                                    (424,234)   (253,911)        (323)           --     (170,000)
Transfers in and/or out of Level 3                       (150,794)         --     (150,794)           --           --
                                                      -----------   ---------    ---------      --------    ---------
Balance as of August 31, 2009                         $   239,717   $ 147,056    $      --      $ 92,661    $      --
                                                      ===========   =========    =========      ========    =========

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                             32 | ANNUAL REPORT 2009

ROBECO INVESTMENT FUNDS                                          AUGUST 31, 2009

ROBECO WPG SMALL CAP VALUE FUND

                                                        PORTFOLIO OF INVESTMENTS

                                                         Number
                                                        of Shares       Value
                                                      ------------   ------------
COMMON STOCK--93.7%
BASIC INDUSTRIES--1.3%
   RTI International Metals, Inc.* ................         13,900   $    267,158
   Schweitzer-Mauduit International, Inc. .........          3,800        186,884
                                                                     ------------
                                                                          454,042
                                                                     ------------
CAPITAL GOODS--5.2%
   BE Aerospace, Inc.* ............................         16,000        274,080
   Beacon Roofing Supply, Inc.* ...................         13,200        222,024
   Columbus McKinnon Corp.* .......................         14,700        180,810
   Granite Construction, Inc. .....................          5,100        163,710
   ICF International, Inc.* .......................          7,000        191,450
   Lakeland Industries, Inc.* .....................         51,200        476,160
   Teleflex, Inc. .................................          7,200        326,160
                                                                     ------------
                                                                        1,834,394
                                                                     ------------
COMMUNICATIONS--0.3%
   Lionbridge Technologies, Inc.* .................         36,000         96,840
                                                                     ------------
CONSUMER DURABLES--0.5%
   Lifetime Brands, Inc. ..........................         32,500        185,575
                                                                     ------------
CONSUMER NON-DURABLES--8.1%
   Alliance One International, Inc.* ..............        149,400        572,202
   Brown Shoe Co., Inc. ...........................         18,400        138,000
   Chiquita Brands International, Inc.* ...........         51,900        799,260
   Del Monte Foods Co. ............................         50,000        524,500
   Fresh Del Monte Produce, Inc.* .................          8,900        203,810
   Pantry, Inc. (The)* ............................         36,200        548,430
   Universal Corp. ................................          2,200         81,136
                                                                     ------------
                                                                        2,867,338
                                                                     ------------
CONSUMER SERVICES--15.6%
   America's Car-Mart, Inc.* ......................          8,000        164,800
   Casual Male Retail Group, Inc.* ................        113,300        347,831
   Cornell Cos., Inc.* ............................          9,900        198,891
   Corrections Corp. of America* ..................         13,500        267,840
   Geo Group, Inc., (The)* ........................         19,000        348,080
   Great American Group, Inc.* ....................        107,200        487,760
   Healthcare Services Group, Inc. ................          5,100         90,168
   Hillenbrand, Inc. ..............................          9,700        194,194
   Jack in the Box, Inc.* .........................          5,600        114,184
   LECG Corp.* ....................................         56,600        190,176
   Lions Gate Entertainment Corp.* ................         49,500        324,720
   MDC Partners, Inc., Class A* ...................        216,000      1,302,480
   New Frontier Media, Inc.* ......................        111,000        243,090
   Princeton Review, Inc. (The)* ..................        182,300        723,731
   Regis Corp. ....................................         33,000        533,940
                                                                     ------------
                                                                        5,531,885
                                                                     ------------
ENERGY--3.2%
   Approach Resources, Inc.* ......................         58,800        441,000
   GeoMet, Inc.* ..................................        185,600        224,576
   Holly Corp. ....................................         17,600        401,984
   InterOil Corp.* ................................          2,900         89,088
                                                                     ------------
                                                                        1,156,648
                                                                     ------------

                                                         Number
                                                        of Shares       Value
                                                      ------------   ------------
FINANCE--28.4%
   A.B.Whatley Group, Inc.* 144A ..................         93,855   $        971
   Allied World Assurance Co. Holdings Ltd. .......          6,700        310,411
   Ares Capital Corp. .............................         46,300        430,590
   Aspen Insurance Holdings Ltd. ..................         19,900        505,460
   Bancorp Rhode Island, Inc. .....................          6,600        171,798
   Berkshire Hills Bancorp, Inc. ..................         15,900        357,909
   Brookline Bancorp, Inc. ........................         20,000        208,800
   Centerstate Banks, Inc. ........................         19,500        163,020
   Delphi Financial Group, Inc., Class A ..........         27,000        630,990
   Encore Bancshares, Inc.* .......................         33,300        272,727
   ESSA Bancorp, Inc. .............................         15,400        194,964
   FBR Capital Markets Corp.* .....................         98,840        534,724
   First Financial Bancorp ........................         47,800        403,432
   Home Federal Bancorp, Inc. .....................         15,800        177,750
   KBW, Inc.* .....................................          5,900        168,858
   Max Capital Group Ltd. .........................         23,300        476,718
   MB Financial, Inc. .............................         16,700        231,295
   Meadowbrook Insurance Group, Inc. ..............        150,500      1,199,485
   Nelnet, Inc., Class A* .........................         23,400        345,384
   Renasant Corp. .................................         19,800        301,356
   Safeguard Scientifics, Inc.* ...................          6,750         75,263
   SCBT Financial Corp. ...........................         13,100        336,015
   SeaBright Insurance Holdings, Inc.* ............         26,000        260,260
   Seacoast Banking Corp of Florida ...............         50,600        143,198
   Texas Capital Bancshares, Inc.* ................         21,400        354,170
   United Financial Bancorp, Inc. .................         25,300        310,937
   Univest Corp of Pennsylvania ...................          4,600         95,542
   Validus Holdings Ltd. ..........................         20,100        515,766
   ViewPoint Financial Group ......................         17,800        222,856
   Westfield Financial, Inc. ......................         31,700        290,055
   WSFS Financial Corp. ...........................         12,900        357,588
                                                                     ------------
                                                                       10,048,292
                                                                     ------------
HEALTH CARE--3.9%
   Exactech, Inc.* ................................         20,300        301,861
   HealthTronics, Inc.* ...........................        108,500        277,760
   ICU Medical, Inc.* .............................          2,400         89,256
   Inverness Medical Innovations, Inc.* ...........          3,800        135,280
   Life Sciences Research, Inc.* ..................         31,600        245,216
   NovaMed, Inc.* .................................         38,200        161,586
   Sun Healthcare Group, Inc.* ....................         19,200        158,208
                                                                     ------------
                                                                        1,369,167
                                                                     ------------
REAL ESTATE INVESTMENT TRUSTS--7.3%
   American Campus Communities, Inc. ..............          8,300        215,883
   Chimera Investment Corp. .......................        117,400        446,120
   Hatteras Financial Corp. .......................         11,000        328,790
   Highwoods Properties, Inc. .....................         10,100        296,637
   MFA Financial, Inc. ............................         32,300        255,816
   Redwood Trust, Inc. ............................         27,500        440,825
   Starwood Property Trust, Inc.* .................         23,100        457,149
   Washington Real Estate Investment Trust ........          5,700        153,672
                                                                     ------------
                                                                        2,594,892
                                                                     ------------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                             ANNUAL REPORT 2009 | 33

ROBECO INVESTMENT FUNDS                                          AUGUST 31, 2009

ROBECO WPG SMALL CAP VALUE FUND (concluded)

                                                        PORTFOLIO OF INVESTMENTS

                                                          Number
                                                        of Shares       Value
                                                      ------------   ------------
TECHNOLOGY--9.7%
   Actuate Corp.* .................................         24,100   $    135,442
   CDC Software Corp. - ADR* ......................         78,400        664,048
   CIBER, Inc.* ...................................         75,700        295,230
   Ciena Corp.* ...................................         12,700        170,180
   CPI International, Inc.* .......................         12,900        121,002
   Digi International, Inc.* ......................         35,500        304,235
   ManTech International Corp., Class A* ..........          4,000        211,360
   Ness Technologies, Inc.* .......................         28,100        169,724
   OmniVision Technologies, Inc.* .................         18,000        263,340
   Plantronics, Inc. ..............................          5,100        121,839
   PLATO Learning, Inc.* ..........................         24,900        109,809
   Qlogic Corp.* ..................................          8,300        131,223
   RADWARE Ltd.* ..................................         18,700        206,822
   Silicon Graphics International Corp.* ..........         32,700        179,523
   Techwell, Inc.* ................................         22,000        197,120
   Zoran Corp.* ...................................         14,200        156,910
                                                                     ------------
                                                                        3,437,807
                                                                     ------------
TRANSPORTATION--3.8%
   Airtran Holdings, Inc.* ........................         26,400        175,560
   Arkansas Best Corp. ............................          5,800        185,020
   Celadon Group, Inc.* ...........................         41,900        410,201
   Knight Transportation, Inc. ....................          7,000        115,430
   Rand Logistics, Inc.* ..........................         13,400         39,530
   Werner Enterprises, Inc. .......................         24,100        421,268
                                                                     ------------
                                                                        1,347,009
                                                                     ------------

                                                          Number
                                                        of Shares       Value
                                                      ------------   ------------
UTILITIES--6.4%
   Aegean Marine Petroleum Network, Inc. ..........         13,600   $    279,888
   Black Hills Corp. ..............................          5,400        138,132
   El Paso Electric Co.* ..........................         12,600        213,444
   Great Plains Energy, Inc. ......................         11,600        203,232
   Portland General Electric Co. ..................         25,500        497,760
   StealthGas, Inc. ...............................         63,000        313,740
   UGI Corp. ......................................         12,200        311,222
   Vectren Corp. ..................................         13,100        303,265
                                                                     ------------
                                                                        2,260,683
                                                                     ------------
      TOTAL COMMON STOCK
         (Cost $30,235,564) .......................                    33,184,572
                                                                     ------------
TOTAL INVESTMENTS--93.7%
   (Cost $30,235,564) .............................                    33,184,572
                                                                     ------------
OTHER ASSETS IN EXCESS OF LIABILITIES--6.3% .......                     2,220,412
                                                                     ------------
NET ASSETS--100.0% ................................                  $ 35,404,984
                                                                     ============

----------
ADR  -- American Depositary Receipt

*    -- Non-income producing.

144A -- Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

A summary of the inputs used to value the Funds' investments as of August 31, 2009 is as follows (see note 1- significant accounting policies):

                                 LEVEL 2       LEVEL 3
                   LEVEL 1     SIGNIFICANT   SIGNIFICANT       TOTAL
                    QUOTED     OBSERVABLE   UNOBSERVABLE   FAIR VALUE AT
                    PRICE         INPUT         INPUT         08/31/09
                 -----------   ----------   -----------   -------------
Common Stock *   $33,184,572      $--           $--        $33,184,572
                 -----------      ---           ---        -----------
   Total         $33,184,572      $--           $--        $33,184,572
                 ===========      ===           ===        ===========

*    see portfolio of investments detail for industry breakout.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                             34 | ANNUAL REPORT 2009

ROBECO INVESTMENT FUNDS                                          AUGUST 31, 2009

ROBECO SAM SUSTAINABLE CLIMATE FUND

                                                        PORTFOLIO OF INVESTMENTS

                                                          Number
                                                        of Shares       Value
                                                      ------------   ------------
COMMON STOCK--98.3%
AUSTRIA--9.2%
   Verbund - Oesterreichische
      Elektrizitaetswirtschafts AG (Utilities) ....          1,501   $     76,154
   Wienerberger AG (Industrials)* .................          5,250        119,821
   Zumtobel AG (Industrials)* .....................          7,840        113,294
                                                                     ------------
                                                                          309,269
                                                                     ------------
BRAZIL--2.8%
   Cia Energetica de Minas Gerais -
      ADR (Utilities) .............................          6,465         94,454
                                                                     ------------
CANADA--7.0%
   Canadian Solar, Inc. (Industrials)* ............          6,900        101,706
   Intermap Technologies Corp. (Industrials)* .....         10,100         24,910
   Ram Power Corp. (Utilities)+++ .................         38,300        106,005
                                                                     ------------
                                                                          232,621
                                                                     ------------
CHINA--5.4%
   Trina Solar Ltd. - ADR (Industrials)* ..........          3,500         93,485
   Yingli Green Energy Holding Co. Ltd. -
      ADR (Industrials)* ..........................          8,200         88,478
                                                                     ------------
                                                                          181,963
                                                                     ------------
DENMARK--3.0%
   Novozymes A/S, Class B (Materials) .............          1,160         99,533
                                                                     ------------
FINLAND--1.3%
   Vaisala Oyj, Class A (Information Technology) ..          1,200         43,817
                                                                     ------------
FRANCE--5.3%
   Compagnie de Saint-Gobain (Industrials) ........          1,700         76,502
   Veolia Environnement (Utilities) ...............          2,930        101,357
                                                                     ------------
                                                                          177,859
                                                                     ------------
GERMANY--2.4%
   Steico AG (Materials)* .........................          4,000         20,529
   Vossloh AG (Industrials) .......................            510         60,107
                                                                     ------------
                                                                           80,636
                                                                     ------------
GREECE--2.0%
   Terna Energy SA (Utilities) ....................          8,600         67,440
                                                                     ------------
IRELAND--3.4%
   CRH PLC (Materials) ............................          3,760         96,488
   Kingspan Group PLC (Industrials) ...............          2,000         18,092
                                                                     ------------
                                                                          114,580
                                                                     ------------
ITALY--3.9%
   Ansaldo STS SpA (Industrials) ..................          1,520         30,703
   Landi Renzo SpA (Consumer Discretionary) .......          3,200         14,164
   Terna Rete Elettrica Nazionale
      SpA (Utilities) .............................         23,580         86,877
                                                                     ------------
                                                                          131,744
                                                                     ------------

                                                         Number
                                                        of Shares       Value
                                                      ------------   ------------
JAPAN--1.9%
   Yamatake Corp. (Information Technology) ........          3,100   $     63,333
                                                                     ------------
NETHERLANDS--3.6%
   Smit Internationale NV (Industrials) ...........          1,676        121,746
                                                                     ------------
SPAIN--10.7%
   EDP Renovaveis SA (Utilities)* .................         12,030        119,344
   Gamesa Corp.Tecnologica SA (Industrials) .......          5,381        117,797
   Iberdrola Renovables SA (Utilities) ............         26,390        121,065
                                                                     ------------
                                                                          358,206
                                                                     ------------
SWEDEN--0.7%
   Munters AB (Industrials)* ......................          3,299         21,272
                                                                     ------------
SWITZERLAND--4.0%
   ABB Ltd. (Industrials)* ........................          4,230         81,173
   Syngenta AG (Materials) ........................            230         54,084
                                                                     ------------
                                                                          135,257
                                                                     ------------
UNITED STATES--31.7%
   Acuity Brands, Inc. (Industrials) ..............          2,120         68,073
   Aecom Technology Corp. (Industrials)* ..........          2,420         66,332
   Apogee Enterprises, Inc. (Industrials) .........          3,200         42,240
   Covanta Holding Corp. (Industrials)* ...........          7,060        126,374
   Ecolab, Inc. (Materials) .......................          2,140         90,501
   Ener1, Inc. (Industrials)* .....................            900          5,742
   Fuel Systems Solutions, Inc.
      (Consumer Discretionary)* ...................          2,610         87,487
   Insituform Technologies, Inc.,
      Class A (Industrials) .......................          3,751         71,832
   ITC Holdings Corp. (Utilities) .................          2,270        105,737
   LSB Industries, Inc. (Materials)* ..............          6,265         96,732
   PG&E Corp. (Utilities) .........................          2,310         93,763
   Quanta Services, Inc. (Industrials)* ...........          4,500         99,540
   Regal-Beloit Corp. (Industrials) ...............            670         30,458
   Tetra Tech, Inc. (Industrials)* ................          2,640         77,986
                                                                     ------------
                                                                        1,062,797
                                                                     ------------
      TOTAL COMMON STOCK
         (Cost $3,051,953) ........................                     3,296,527
                                                                     ------------
TOTAL INVESTMENTS--98.3%
   (Cost $3,051,953) ..............................                     3,296,527
                                                                     ------------
OTHER ASSETS IN EXCESS OF LIABILITIES--1.7% .......                        57,422
                                                                     ------------
NET ASSETS--100.0% ................................                  $  3,353,949
                                                                     ============

----------
ADR -- American Depositary Receipt

*   -- Non-income producing.

+++ -- Security has been valued at fair value as determined in good faith by or under the direction of The RBB Fund, Inc.'s Board of Directors.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                             ANNUAL REPORT 2009 | 35

ROBECO INVESTMENT FUNDS                                          AUGUST 31, 2009


ROBECO SAM SUSTAINABLE CLIMATE FUND (concluded)

                                                        PORTFOLIO OF INVESTMENTS

A summary of the inputs used to value the Funds' investments as of August 31, 2009 is as follows (see note 1- significant accounting policies):

                                           LEVEL 2        LEVEL 3
                             LEVEL 1     SIGNIFICANT    SIGNIFICANT       TOTAL
                              QUOTED     OBSERVABLE    UNOBSERVABLE   FAIR VALUE AT
                              PRICE         INPUT          INPUT         08/31/09
                            ----------   -----------   ------------   -------------
Common Stock:
   Consumer Discretionary   $  101,651       $--         $     --      $  101,651
   Industrials               1,657,663        --               --       1,657,663
   Information Technology      107,150        --               --         107,150
   Materials                   457,867        --               --         457,867
   Utilities                   866,191        --          106,005         972,196
                            ----------       ---         --------      ----------
      Total                 $3,190,522       $--         $106,005      $3,296,527
                            ==========       ===         ========      ==========

The following is a reconciliation of the Fund's Level 3 investments for which significant unobservable inputs were used to determine fair value.

                                                   TOTAL INVESTMENTS   UTILITIES
                                                   -----------------   ---------
Balance as of August 31, 2008                           $     --       $     --
Change in unrealized appreciation (depreciation)             (25)           (25)
Net purchases/(sales)                                    106,030        106,030
                                                        --------       --------
Balance as of August 31, 2009                           $106,005       $106,005
                                                        ========       ========

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                             36 | ANNUAL REPORT 2009

ROBECO INVESTMENT FUNDS                                          AUGUST 31, 2009

ROBECO SAM SUSTAINABLE WATER FUND

                                                        PORTFOLIO OF INVESTMENTS

                                                         Number
                                                        of Shares       Value
                                                      ------------   ------------
COMMON STOCK--95.1%
AUSTRIA--0.5%
   BWT AG (Industrials) ...........................            820   $     22,559
                                                                     ------------
BRAZIL--2.0%
   Cia de Saneamento Basico do Estado
      de Sao Paulo - ADR (Utilities) ..............          2,300         84,180
                                                                     ------------
CANADA--2.9%
   BioteQ Environmental Tech, Inc. (Industrials)*..         12,285          4,825
   Hanfeng Evergreen, Inc. (Materials)* ...........          7,600         38,182
   Intermap Technologies Corp. (Industrials)* .....          9,500         23,430
   Stantec, Inc. (Industrials)* ...................          1,600         41,390
   SunOpta, Inc. (Consumer Staples)* ..............          3,900         13,884
                                                                     ------------
                                                                          121,711
                                                                     ------------
CHINA--1.1%
   Epure International Ltd. (Industrials) .........        106,000         43,770
   Xinjiang Tianye Water Saving
      Irrigation System Co. Ltd.
      (Industrials)* ..............................         48,000          4,459
                                                                     ------------
                                                                           48,229
                                                                     ------------
DENMARK--1.0%
   Danisco A/S (Consumer Staples) .................            870         42,561
                                                                     ------------
FINLAND--1.2%
   Uponor Oyj (Industrials) .......................          3,100         52,130
                                                                     ------------
FRANCE--11.3%
   Foraco International SA (Industrials) ..........          7,700         10,902
   Suez Environnement SA (Utilities) ..............         12,600        259,211
   Veolia Environnement (Utilities) ...............          6,176        213,646
                                                                     ------------
                                                                          483,759
                                                                     ------------
GERMANY--4.1%
   Henkel AG & Co. KGaA (Consumer Staples) ........          2,200         86,923
   KSB AG (Industrials) ...........................            142         80,297
   Washtec AG (Industrials)* ......................            500          5,290
                                                                     ------------
                                                                          172,510
                                                                     ------------
HONG KONG--9.6%
   Beijing Enterprises Water Group
      Ltd. (Industrials)* .........................         58,000         11,524
   Chaoda Modern Agriculture (Consumer Staples) ...        287,040        170,362
   China Green Holdings Ltd.
      Bermuda (Consumer Staples) ..................         39,000         40,960
   China Water Affairs Group Ltd. (Utilities) .....        133,000         33,634
   Guangdong Investment Ltd. (Utilities) ..........        302,000        154,693
                                                                     ------------
                                                                          411,173
                                                                     ------------
ITALY--1.8%
   ACEA SpA (Utilities) ...........................          1,300         15,851
   Hera SpA (Utilities) ...........................         24,999         61,750
                                                                     ------------
                                                                           77,601
                                                                     ------------

                                                         Number
                                                        of Shares       Value
                                                      ------------   ------------
JAPAN--1.9%
   Kitz Corp. (Industrials) .......................          5,000   $     22,730
   Kurita Water Industries Ltd. (Industrials) .....          1,800         59,968
                                                                     ------------
                                                                           82,698
                                                                     ------------
NETHERLANDS--5.4%
   Aalberts Industries N.V.
      (Industrials) ...............................          3,450         42,337
   Grontmij N.V. (Industrials) ....................            800         21,475
   Ten Cate N.V. (Industrials) ....................            640         13,529
   Wavin N.V. (Industrials) .......................         70,000        151,633
                                                                     ------------
                                                                          228,974
                                                                     ------------
PHILIPPINES--0.7%
   Manila Water Co., Inc. (Utilities) .............         93,700         29,764
                                                                     ------------
SINGAPORE--1.2%
   Boustead Singapore Ltd. (Industrials) ..........         54,000         27,732
   Hyflux Ltd. (Industrials) ......................         12,000         23,901
                                                                     ------------
                                                                           51,633
                                                                     ------------
SOUTH KOREA--1.9%
   Woongjin Coway Co., Ltd.
      (Industrials) ...............................          2,890         79,950
                                                                     ------------
SPAIN--0.4%
   Fluidra SA (Industrials)* ......................          4,200         17,040
                                                                     ------------
SWITZERLAND--4.9%
   Geberit AG (Industrials) .......................            820        126,148
   Nestle SA (Consumer Staples) ...................          1,980         82,237
                                                                     ------------
                                                                          208,385
                                                                     ------------
UNITED KINGDOM--0.9%
   Pennon Group PLC (Utilities) ...................          2,900         21,764
   PuriCore PLC (Health Care)* ....................         28,900          8,116
   Spice PLC (Industrials) ........................          5,000          5,820
   United Utilities Group PLC (Utilities) .........            272          2,005
                                                                     ------------
                                                                           37,705
                                                                     ------------
UNITED STATES--42.3%
   American States Water Co. (Utilities) ..........          1,100         36,322
   American Water Works Co., Inc.
      (Utilities) .................................         10,305        207,131
   Aqua America, Inc. (Utilities) .................          1,600         26,960
   Calgon Carbon Corp. (Materials)* ...............          2,400         34,320
   California Water Service Group (Utilities) .....            800         29,776
   Danaher Corp. (Industrials) ....................          3,000        182,130
   Ecolab, Inc. (Materials) .......................          1,660         70,201
   ICF International, Inc. (Industrials)* .........            700         19,145
   IDEX Corp. (Industrials) .......................          2,400         63,456
   Insituform Technologies, Inc.,
      Class A (Industrials)* ......................          2,400         45,960
   Itron, Inc. (Industrials)* .....................          1,000         54,790
   ITT Corp. (Industrials) ........................          5,090        254,907
   Layne Christensen Co. (Industrials)* ...........            600         15,480

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                             ANNUAL REPORT 2009 | 37

ROBECO INVESTMENT FUNDS                                          AUGUST 31, 2009

ROBECO SAM SUSTAINABLE WATER FUND (concluded)

                                                        PORTFOLIO OF INVESTMENTS

                                                         Number
                                                        of Shares       Value
                                                      ------------   ------------
UNITED STATES--(CONTINUED)
   Lindsay Manufacturing Co. (Industrials) ........            200  $       8,302
   Millipore Corp. (Health Care)* .................            600         39,738
   Mueller Water Products, Inc.,
      Class A (Industrials) .......................         11,416         52,514
   Nalco Holding Co. (Materials) ..................          3,647         65,281
   Pall Corp. (Industrials) .......................          6,350        188,786
   Pentair, Inc. (Industrials) ....................          1,200         33,996
   Roper Industries, Inc. (Industrials) ...........          2,600        123,188
   Thermo Fisher Scientific, Inc.
      (Health Care)* ..............................          4,600        207,966
   Toro Co. (Industrials) .........................            510         19,344
   TyraTech, Inc. (Materials)* ....................          3,500          1,425
   Valmont Industries, Inc. (Industrials) .........            300         24,699
                                                                     ------------
                                                                        1,805,817
                                                                     ------------
   TOTAL COMMON STOCK
      (Cost $4,240,970) ...........................                     4,058,379
                                                                     ------------
PREFERRED STOCK--0.0%
UNITED KINGDOM--0.0%
   PuriCore PLC * .................................          4,867             0
                                                                     ------------
   TOTAL PREFERRED STOCK
      (Cost $0) ...................................                             0
                                                                     ------------
TOTAL INVESTMENTS--95.1%
   (Cost $4,240,970) ..............................                     4,058,379
                                                                     ------------
OTHER ASSETS IN EXCESS OF LIABILITIES--4.9% .......                       210,553
                                                                     ------------
NET ASSETS--100.0% ................................                  $  4,268,932
                                                                     ============

----------
ADR  -- American Depositary Receipt

*    -- Non-income producing.

A summary of the inputs used to value the Funds' investments as of August 31, 2009 is as follows (see note 1- significant accounting policies):

                                LEVEL 2       LEVEL 3
                   LEVEL 1    SIGNIFICANT   SIGNIFICANT         TOTAL
                   QUOTED     OBSERVABLE    UNOBSERVABLE   FAIR VALUE AT
                   PRICE         INPUT         INPUT          08/31/09
                 ----------   -----------   ------------   -------------
Common Stock *   $4,058,379        $--          $--          $4,058,379
                 ----------        ---          ---          ----------
   Total         $4,058,379        $--          $--          $4,058,379
                 ==========        ===          ===          ==========


*    see portfolio of investments detail for industry breakout.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                             38 | ANNUAL REPORT 2009

ROBECO INVESTMENT FUNDS                                          AUGUST 31, 2009

ROBECO SAM SUSTAINABLE GLOBAL ACTIVE FUND

                                                        PORTFOLIO OF INVESTMENTS

                                                         Number
                                                        of Shares       Value
                                                      ------------   ------------
COMMON STOCK--98.1%
AUSTRALIA--5.2%
   Macquarie Group Ltd. (Financial) ...............          5,254   $    225,587
   National Australia Bank Ltd. (Financial) .......         13,500        324,963
   Westpac Banking Corp. (Financial) ..............          2,902         59,774
                                                                     ------------
                                                                          610,324
                                                                     ------------
BERMUDA--2.1%
   RenaissanceRe Holdings Ltd.
      (Financial)  ................................          4,425        240,941
                                                                     ------------
CANADA--6.5%
   BCE, Inc. (Telecommunication Services) .........          3,469         85,240
   Inmet Mining Corp. (Materials) .................          3,192        138,381
   National Bank of Canada (Financial) ............          2,641        148,243
   Nexen, Inc. (Energy) ...........................         14,364        282,097
   Teck Resources Ltd., Class B (Materials)* ......          4,004         96,630
                                                                     ------------
                                                                          750,591
                                                                     ------------
GERMANY--3.2%
   Continental AG (Consumer Discretionary)* .......          4,208        173,800
   Henkel AG & Co. KGaA (Consumer Staples) ........          2,176         85,974
   Muenchener Rueckversicherungs-
      Gesellschaft AG (Financial) .................            782        116,626
                                                                     ------------
                                                                          376,400
                                                                     ------------
HONG KONG--3.5%
   Noble Group Ltd. (Industrials) .................        275,000        404,594
                                                                     ------------
JAPAN--10.2%
   Daito Trust Construction Co., Ltd.
      (Financial) .................................          8,700        415,132
   Fast Retailing Co., Ltd.
      (Consumer Discretionary) ....................          1,700        203,708
   ITOCHU Corp. (Industrials) .....................         27,000        191,510
   Mitsubishi Corp. (Industrials) .................          6,400        129,651
   Mitsui O.S.K. Lines, Ltd. (Industrials) ........         22,000        140,677
   Nitori Co., Ltd. (Consumer Discretionary) ......          1,400        108,329
                                                                     ------------
                                                                        1,189,007
                                                                     ------------
NETHERLANDS--2.6%
   Koninklijke Ahold N.V. (Consumer Staples) ......         25,463        298,274
                                                                     ------------
PORTUGAL--3.7%
   EDP - Energias de Portugal, SA (Utilities) .....         15,000         64,835
   Portugal Telecom, SGPS SA
      (Telecommunication Services) ................         35,401        365,916
                                                                     ------------
                                                                          430,751
                                                                     ------------

                                                         Number
                                                        of Shares       Value
                                                      ------------   ------------
SPAIN--7.0%
   Banco Santander SA (Financial) .................         10,378   $    159,715
   Iberdrola Renovables SA (Utilities) ............         64,854        297,521
   Sociedad General de Aguas de
      Barcelona SA, Class A (Utilities) ...........          2,902         66,316
   Telefonica SA
      (Telecommunication Services) ................         11,607
                                                                          292,696
                                                                     ------------
                                                                          816,248
                                                                     ------------
SWEDEN--3.9%
   Boliden AB (Materials) .........................         22,302        228,708
   Telefonaktiebolaget LM Ericsson,
      Class B (Information
      Technology)  ................................         23,098        220,971
                                                                     ------------
                                                                          449,679
                                                                     ------------
SWITZERLAND--1.7%
   Baloise Holding AG (Financial) .................          2,220        201,056
                                                                     ------------
UNITED KINGDOM--6.7%
   AstraZeneca PLC (Health Care) ..................          3,337        154,282
   Barclays PLC (Financial)* ......................         66,160        409,549
   BG PLC (Energy) ................................          3,231         53,493
   BP PLC (Energy) ................................          1,172         10,150
   Travis Perkins PLC (Industrials) ...............         11,447        150,386
                                                                     ------------
                                                                          777,860
                                                                     ------------
UNITED STATES--41.8%
   Aetna, Inc. (Health Care) ......................          6,674        190,209
   American Water Works Co., Inc. (Utilities) .....          6,000        120,600
   Bristol-Myers Squibb Co. (Health Care) .........          2,031         44,946
   Bunge Ltd. (Consumer Staples) ..................            725         48,582
   Celanese Corp., Series A (Materials) ...........          4,643        118,257
   Chevron Corp. (Energy) .........................          1,831        128,060
   ConocoPhillips (Energy) ........................          1,513         68,130
   Constellation Energy Group, Inc.
      (Utilities) .................................          7,000        221,550
   Forest Oil Corp. (Energy)* .....................          7,411        116,501
   Health Net, Inc. (Health Care)* ................         11,781        180,485
   Hewlett-Packard Co. (Information Technology) ...          9,248        415,143
   International Business Machines
      Corp. (Information Technology) ..............          3,065        361,823
   JPMorgan Chase & Co. (Financial) ...............          1,306         56,759
   Kimberly-Clark Corp. (Consumer Staples) ........          4,266        257,922
   Limited Brands, Inc. (Consumer
      Discretionary) ..............................         18,136        270,589
   McDonald's Corp. (Consumer
      Discretionary) ..............................          1,306         73,449
   McKesson Corp. (Health Care) ...................          1,964        111,673
   Newmont Mining Corp. (Materials) ...............          9,866        396,515
   Occidental Petroleum Corp. (Energy) ............          3,821        279,315
   Pfizer, Inc. (Health Care) .....................         19,456        324,915
   PG&E Corp. (Utilities) .........................          1,872         75,984

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                            ANNUAL REPORT 2009 | 39

ROBECO INVESTMENT FUNDS                                          AUGUST 31, 2009

ROBECO SAM SUSTAINABLE GLOBAL ACTIVE FUND (concluded)

                                                        PORTFOLIO OF INVESTMENTS


                                                         Number
                                                        of Shares       Value
                                                      ------------   ------------
UNITED STATES--(CONTINUED)
   Procter & Gamble Co. (Consumer Staples) ........          5,362   $    290,138
   Reynolds American, Inc. (Consumer Staples) .....          3,500        159,985
   Target Corp. (Consumer Discretionary) ..........          2,670        125,490
   Texas Instruments, Inc.
      (Information Technology) ....................          2,176         53,508
   UnitedHealth Group, Inc. (Health Care) .........                        12,913
                                                                          361,566
                                                                     ------------
                                                                        4,852,094
                                                                     ------------
   TOTAL COMMON STOCK
      (Cost $10,738,183) ..........................                    11,397,819
                                                                     ------------
TOTAL INVESTMENTS--98.1%
   (Cost $10,738,183) .............................                    11,397,819
                                                                     ------------
OTHER ASSETS IN EXCESS OF LIABILITIES--1.9% .......                       219,300
                                                                     ------------
NET ASSETS--100.0% ................................                  $ 11,617,119
                                                                     ============

----------
*    -- Non-income producing.

A summary of the inputs used to value the Funds' investments as of August 31, 2009 is as follows (see note 1- significant accounting policies):

                                  LEVEL 2       LEVEL 3
                   LEVEL 1     SIGNIFICANT   SIGNIFICANT        TOTAL
                    QUOTED      OBSERVABLE   UNOBSERVABLE   FAIR VALUE AT
                    PRICE         INPUT        INPUT           08/31/09
                 -----------   -----------   ------------   -------------
Common Stock *   $11,397,819       $--          $--          $11,397,819
                 -----------       ---          ---          -----------
    Total        $11,397,819       $--          $--          $11,397,819
                 ===========       ===          ===          ===========

*    see portfolio of investments detail for industry breakout.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                             40 | ANNUAL REPORT 2009

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

ROBECO INVESTMENT FUNDS                                          AUGUST 31, 2009

STATEMENTS OF ASSETS AND LIABILITIES

                                                                  ROBECO BOSTON   ROBECO BOSTON   ROBECO BOSTON   ROBECO BOSTON
                                                                     PARTNERS        PARTNERS        PARTNERS        PARTNERS
                                                                    SMALL CAP       LONG/SHORT       MID CAP         ALL-CAP
                                                                  VALUE FUND II    EQUITY FUND      VALUE FUND      VALUE FUND
                                                                  -------------   -------------   -------------   -------------
ASSETS
   Investments in securities, at value+ .......................    $ 63,153,928    $ 81,678,506    $44,667,179     $68,092,239
   Cash .......................................................       1,579,124      13,437,489      1,925,867       1,212,083
   Receivables
      Investments sold ........................................         722,773       2,110,804             --          30,494
      Deposits with brokers for securities sold short .........              --      15,251,786             --              --
      Dividends and interest ..................................          34,235          32,383         64,581         115,517
      Capital shares sold .....................................          14,817       1,817,462          4,959           7,528
   Prepaid expenses and other assets ..........................          15,091          14,088         18,525          14,969
                                                                   ------------    ------------    -----------     -----------
         Total assets .........................................      65,519,968     114,342,518     46,681,111      69,472,830
                                                                   ------------    ------------    -----------     -----------
LIABILITIES
   Securities sold short, at fair value+++.....................              --      16,222,474             --              --
   Options written, at value* .................................              --              --             --       1,035,526
   Payables
      Investments purchased ...................................         466,493       4,349,426             --          82,275
      Capital shares redeemed .................................          14,766          48,185          3,461             541
      Due to prime broker .....................................              --       7,820,289             --              --
      Investment advisory fees ................................          34,719         122,407          2,888          18,744
      Distribution and service fees (Investor Class) ..........           9,058           4,619          2,885           1,041
      Dividends on securities sold short ......................              --             587             --              --
      Interest payable ........................................              --           5,441             --              --
   Other accrued expenses and liabilities .....................         121,697          85,504         64,977          63,066
                                                                   ------------    ------------    -----------     -----------
         Total liabilities ....................................         646,733      28,658,932         74,211       1,201,193
                                                                   ------------    ------------    -----------     -----------
      Net Assets ..............................................    $ 64,873,235    $ 85,683,586    $46,606,900     $68,271,637
                                                                   ============    ============    ===========     ===========
NET ASSETS CONSIST OF
   Par value ..................................................    $      6,339    $      5,498    $     5,639     $     5,436
   Paid-in capital ............................................      98,078,745      83,993,094     53,412,090      70,307,410
   Undistributed net investment income/(loss) .................              --         (52,079)       232,015         791,371
   Accumulated net realized loss from investments .............     (36,731,127)    (11,359,571)    (7,096,352)     (4,598,287)
   Net unrealized appreciation on investments
      and foreign currency translation ........................       3,519,278      13,096,644         53,508       1,765,707
                                                                   ------------    ------------    -----------     -----------
   Net Assets .................................................    $ 64,873,235    $ 85,683,586    $46,606,900     $68,271,637
                                                                   ============    ============    ===========     ===========
INSTITUTIONAL CLASS
   Net assets .................................................    $ 21,465,648    $ 54,703,285    $32,691,262     $63,084,582
   Shares outstanding .........................................       2,046,518       3,474,120      3,920,958       5,021,163
                                                                   ------------    ------------    -----------     -----------
   Net asset value, offering and redemption price per share ...    $      10.49    $      15.75    $      8.34     $     12.56
                                                                   ============    ============    ===========     ===========
INVESTOR CLASS
   Net assets .................................................    $ 43,407,587    $ 30,980,301    $13,915,638     $ 5,187,055
   Shares outstanding .........................................       4,292,420       2,023,641      1,717,657         414,425
                                                                   ------------    ------------    -----------     -----------
   Net asset value, offering and redemption price per share ...    $      10.11    $      15.31    $      8.10     $     12.52
                                                                   ============    ============    ===========     ===========
   +  Investment in securities, at cost .......................    $ 59,634,650    $ 69,072,190    $44,613,671     $66,191,983
   +++ Proceeds received, securities sold short ...............              --      16,712,802             --              --
   *  Premiums received, options written ......................              --              --             --         900,977

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                             42 | ANNUAL REPORT 2009

ROBECO INVESTMENT FUNDS                                          AUGUST 31, 2009

STATEMENTS OF ASSETS AND LIABILITIES (concluded)

                                                                                                                   SAM
                                                                   ROBECO WPG         SAM           SAM        SUSTAINABLE
                                                                    SMALL CAP     SUSTAINABLE   SUSTAINABLE   GLOBAL ACTIVE
                                                                   VALUE FUND    CLIMATE FUND    WATER FUND        FUND
                                                                  ------------   ------------   -----------   -------------
ASSETS
   Investments in securities, at value+ .......................   $ 33,184,572    $ 3,296,527   $ 4,058,379    $11,397,819
   Foreign currency, at value # ...............................             --          1,917            --          3,386
   Cash .......................................................      2,159,119        114,298       231,748        617,400
   Receivables
      Investments sold ........................................        129,834             --        19,637             --
      Dividends and interest ..................................         30,989          5,989        10,806         16,022
      Investment adviser ......................................             --             --            --         19,355
   Prepaid expenses and other assets ..........................         13,205         16,056        15,483         31,858
                                                                  ------------    -----------   -----------    -----------
         Total assets .........................................     35,517,719      3,434,787     4,336,053     12,085,840
                                                                  ------------    -----------   -----------    -----------
LIABILITIES
   Payables
      Investments purchased ...................................         21,203         18,667        12,012        424,539
      Capital shares redeemed .................................         10,000             --            --             --
      Investment advisory fees ................................         26,848         10,509         9,646             --
      Distribution and service fees (Investor Class) ..........             --             62           113              1
   Other accrued expenses and liabilities .....................         54,684         51,600        45,350         44,181
                                                                  ------------    -----------   -----------    -----------
         Total liabilities ....................................        112,735         80,838        67,121        468,721
                                                                  ------------    -----------   -----------    -----------
   Net Assets .................................................   $ 35,404,984    $ 3,353,949   $ 4,268,932    $11,617,119
                                                                  ============    ===========   ===========    ===========
NET ASSETS CONSIST OF
   Par value ..................................................   $      3,350    $       504   $       632    $     1,028
   Paid-in capital ............................................     49,658,687      4,678,799     5,748,634     10,308,792
   Undistributed net investment income ........................        107,004          1,751        20,212         10,150
   Accumulated net realized gain/(loss) from investments ......    (17,313,065)    (1,571,630)   (1,317,880)       635,679
   Net unrealized appreciation/(depreciation) on
      investments and foreign currency translation ............      2,949,008        244,525      (182,666)       661,470
                                                                  ------------    -----------   -----------    -----------
   Net Assets .................................................   $ 35,404,984    $ 3,353,949   $ 4,268,932    $11,617,119
                                                                  ============    ===========   ===========    ===========
INSTITUTIONAL CLASS
   Net assets .................................................   $ 35,404,984    $ 3,045,326   $ 3,723,866    $11,613,613
   Shares outstanding .........................................      3,349,737        457,852       551,380      1,027,702
                                                                  ------------    -----------   -----------    -----------
   Net asset value, offering and redemption price per share ...   $      10.57    $      6.65   $      6.75    $     11.30
                                                                  ============    ===========   ===========    ===========
INVESTOR CLASS
   Net assets .................................................   $         --    $   308,623   $   545,066    $     3,506
   Shares outstanding .........................................             --         46,469        80,968            310
                                                                  ------------    -----------   -----------    -----------
   Net asset value, offering and redemption price per share ...   $         --    $      6.64   $      6.73    $     11.30
                                                                  ============    ===========   ===========    ===========
   +  Investment in securities, at cost .......................   $ 30,235,564    $ 3,051,953   $ 4,240,970    $10,738,183
   #  Foreign currency, at cost ...............................             --          1,916            --          3,380

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                             ANNUAL REPORT 2009 | 43

ROBECO INVESTMENT FUNDS                       For the Year Ended AUGUST 31, 2009

STATEMENTS OF OPERATIONS

                                                                        ROBECO BOSTON  ROBECO BOSTON  ROBECO BOSTON  ROBECO BOSTON
                                                                          PARTNERS        PARTNERS       PARTNERS      PARTNERS
                                                                          SMALL CAP      LONG/SHORT      MID CAP        ALL-CAP
                                                                        VALUE FUND II   EQUITY FUND     VALUE FUND    VALUE FUND
                                                                        -------------  -------------  -------------  -------------
INVESTMENT INCOME
   Dividends+ .......................................................   $  1,578,949   $    505,090    $   880,834    $ 1,206,270
   Interest .........................................................          4,808          6,875          3,433         47,721
                                                                        ------------   ------------    -----------    -----------
      Total investment income .......................................      1,583,757        511,965        884,267      1,253,991
                                                                        ------------   ------------    -----------    -----------
EXPENSES
   Advisory fees ....................................................        631,490        770,343        303,323        367,021
   Transfer agent fees ..............................................        132,085         82,627        110,126         77,725
   Distribution fees (Investor Class) ...............................         96,222         18,030         27,930          7,536
   Administration and accounting fees ...............................         92,628         95,143         86,609         87,504
   Printing and shareholder reporting fees ..........................         80,575         15,006         28,111         21,377
   Directors' and officers' fees ....................................         37,624         15,235         24,726         26,919
   Professional fees ................................................         40,143         36,296         38,917         42,115
   Custodian fees ...................................................         43,385         44,303         16,777         30,695
   Registration and filing fees .....................................         44,438         27,800         22,999         30,093
   Dividend expense on securities sold short ........................             --         12,078             --             --
   Prime broker interest expense ....................................             --        277,374             --             --
   Other expenses ...................................................          2,746          1,447          8,163          2,631
                                                                        ------------   ------------    -----------    -----------
      Total expenses before waivers and reimbursements ..............      1,201,336      1,395,682        667,681        693,616
      Less: waivers and reimbursements ..............................       (284,230)      (232,319)      (260,653)      (250,284)
                                                                        ------------   ------------    -----------    -----------
   Net expenses after waivers and reimbursements ....................        917,106      1,163,363        407,028        443,332
                                                                        ------------   ------------    -----------    -----------
   Net investment income/(loss) .....................................        666,651       (651,398)       477,239        810,659
                                                                        ------------   ------------    -----------    -----------
   Net realized gain/(loss) from:
      Investments ...................................................    (30,907,801)   (10,757,974)    (5,933,857)    (4,504,959)
      Investments sold-short ........................................             --      5,739,255             --             --
      Foreign currency transactions .................................             --           (123)            --             --
      Written options ...............................................             --             --             --        (29,132)
      Net increase from payments by affiliates (Note 2) .............             --             --         55,676             --
   Net change in unrealized appreciation/(depreciation) on:
      Investments ...................................................      8,902,011     18,237,630       (324,285)     2,829,703
      Investments sold short ........................................             --     (2,206,518)            --             --
      Written options ...............................................             --             --             --       (180,036)
                                                                        ------------   ------------    -----------    -----------
   Net realized and unrealized gain/(loss) on investments and foreign
      currency ......................................................    (22,005,790)    11,012,270     (6,202,466)    (1,884,424)
                                                                        ------------   ------------    -----------    -----------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS ..................................................   $(21,339,139)  $ 10,360,872    $(5,725,227)   $(1,073,765)
                                                                        ============   ============    ===========    ===========
      +Net of foreign withholding taxes of ..........................   $         --   $     (8,676)   $      (797)   $   (14,570)
                                                                        ============   ============    ===========    ===========

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                             44 | ANNUAL REPORT 2009

ROBECO INVESTMENT FUNDS                      For the Year Ended AUGUST 31, 2009

STATEMENTS OF OPERATIONS (concluded)

                                                                                                                 SAM
                                                                 ROBECO WPG         SAM           SAM        SUSTAINABLE
                                                                  SMALL CAP     SUSTAINABLE   SUSTAINABLE   GLOBAL ACTIVE
                                                                 VALUE FUND    CLIMATE FUND   WATER FUND        FUND*
                                                                ------------   ------------   -----------   -------------
INVESTMENT INCOME
   Dividends+ ...............................................   $    572,945   $    42,702    $    75,629    $   30,170
   Interest .................................................          3,923           568            442            79
   Income from securities loaned (Note 6) ...................          2,608            --             --            --
                                                                ------------   -----------    -----------    ----------
      Total investment income ...............................        579,476        43,270         76,071        30,249
                                                                ------------   -----------    -----------    ----------
EXPENSES
   Advisory fees ............................................        263,101        25,705         33,927        16,572
   Transfer agent fees ......................................         90,242        63,465         63,465         7,983
   Distribution fees (Investor Class) .......................             --           504            931             1
   Administration and accounting fees .......................         81,795        81,987         86,411        17,021
   Printing and shareholder reporting fees ..................         22,567            --             --         3,500
   Directors' and officers' fees ............................         23,989        12,972         13,102         1,952
   Professional fees ........................................         28,150        33,502         32,235        26,125
   Custodian fees ...........................................         36,488        23,191         39,918         5,971
   Registration and filing fees .............................         20,424        54,218         63,108         3,200
   Other expenses ...........................................          2,544         3,479          3,207         1,729
                                                                ------------   -----------    -----------    ----------
      Total expenses before waivers and reimbursements ......        569,300       299,023        336,304        84,054
      Less: waivers and reimbursements ......................        (99,333)     (260,030)      (284,553)      (59,381)
                                                                ------------   -----------    -----------    ----------
   Net expenses after waivers and reimbursements ............        469,967        38,993         51,751        24,673
                                                                ------------   -----------    -----------    ----------
   Net investment income ....................................        109,509         4,277         24,320         5,576
                                                                ------------   -----------    -----------    ----------
   Net realized gain/(loss) from:
      Investments ...........................................    (10,265,024)   (1,368,736)    (1,247,224)      635,679
      Foreign currency transactions .........................             --        (2,052)        (1,906)        4,574
   Net change in unrealized appreciation/(depreciation) on:
      Investments ...........................................      3,986,476       738,720        309,987       659,636
      Foreign currency translation ..........................             --           151            298         1,834
                                                                ------------   -----------    -----------    ----------
   Net realized and unrealized gain/(loss) on investments and
      foreign currency ......................................     (6,278,548)     (631,917)      (938,845)    1,301,723
                                                                ------------   -----------    -----------    ----------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS ..........................................   $ (6,169,039)  $  (627,640)   $  (914,525)   $1,307,299
                                                                ============   ===========    ===========    ==========
      +Net of foreign withholding taxes of ..................   $       (309)  $    (3,100)   $    (6,014)   $   (1,551)
                                                                ============   ===========    ===========    ==========

*    FOR THE PERIOD JUNE 18, 2009 (COMMENCEMENT OF OPERATIONS) TO AUGUST 31,
     2009.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                             ANNUAL REPORT 2009 | 45

ROBECO INVESTMENT FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

                                                                        ROBECO BOSTON PARTNERS           ROBECO BOSTON PARTNERS
                                                                        SMALL CAP VALUE FUND II          LONG/SHORT EQUITY FUND
                                                                  --------------------------------  --------------------------------
                                                                      FOR THE          FOR THE          FOR THE         FOR THE
                                                                     YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
                                                                  AUGUST 31, 2009  AUGUST 31, 2008  AUGUST 31, 2009  AUGUST 31, 2008
                                                                  ---------------  ---------------  ---------------  ---------------
FROM OPERATIONS:
   Net investment income/(loss) .................................  $    666,651     $     510,903    $   (651,398)    $ (1,406,344)
   Net realized gain/(loss) from investments ....................   (30,907,801)        7,738,669      (5,018,842)       7,116,485
   Net change in unrealized appreciation/(depreciation)
      from investments ..........................................     8,902,011       (30,099,681)     16,031,112       (6,247,351)
                                                                   ------------     -------------    ------------     ------------
Net increase/(decrease) in net assets from operations ...........   (21,339,139)      (21,850,109)     10,360,872         (537,210)
                                                                   ------------     -------------    ------------     ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income
      Institutional Class .......................................      (428,811)               --              --               --
      Investor Class ............................................      (550,302)               --              --               --
   Net realized capital gains
      Institutional Class .......................................      (141,170)      (30,253,296)     (3,859,743)      (7,243,467)
      Investor Class ............................................      (222,896)      (41,264,087)     (1,041,399)      (1,286,875)
   Return of capital
      Institutional Class .......................................      (117,965)               --              --               --
      Investor Class ............................................      (151,361)               --              --               --
                                                                   ------------     -------------    ------------     ------------
Net decrease in net assets from dividends and distributions
   to shareholders ..............................................    (1,612,505)      (71,517,383)     (4,901,142)      (8,530,342)
                                                                   ------------     -------------    ------------     ------------
CAPITAL TRANSACTIONS:
   Increase/(decrease) in net assets from capital transactions
      Institutional Class
      Proceeds from shares sold .................................     5,138,859        13,446,388      23,055,972        7,217,557
      Proceeds from reorganization (Note 9) .....................            --                --       8,000,331               --
      Reinvestment of distributions .............................       672,856        26,185,309       3,803,772        7,230,172
      Shares redeemed ...........................................   (29,398,473)      (37,628,853)    (20,373,730)     (44,089,855)
      Redemption fees (Note 7) ..................................         3,551             8,904          11,244            6,818
   Investor Class
      Proceeds from shares sold .................................     2,306,110         3,143,741      23,337,683          212,230
      Reinvestment of distributions .............................       911,751        40,280,964       1,037,134        1,284,194
      Shares redeemed ...........................................   (13,838,158)      (78,942,201)     (2,802,031)      (7,078,728)
      Redemption fees (Note 7) ..................................         6,768            11,556           3,256            1,268
                                                                   ------------     -------------    ------------     ------------
Net increase/(decrease) in net assets from capital transactions .   (34,196,736)      (33,494,192)     36,073,631      (35,216,344)
                                                                   ------------     -------------    ------------     ------------
Total increase/(decrease) in net assets .........................   (57,148,380)     (126,861,684)     41,533,361      (44,283,896)
NET ASSETS
   Beginning of year ............................................   122,021,615       248,883,299      44,150,225       88,434,121
                                                                   ------------     -------------    ------------     ------------
   End of year ..................................................  $ 64,873,235     $ 122,021,615    $ 85,683,586     $ 44,150,225
                                                                   ============     =============    ============     ============
Undistributed net investment income/(loss), end of year .........  $         --     $     523,488    $    (52,079)    $         --
                                                                   ============     =============    ============     ============
SHARE TRANSACTIONS:
   Institutional Class
      Shares sold ...............................................       624,057           907,906       1,699,043          486,140
      Shares issued in reorganization (Note 9) ..................            --                --         746,155               --
      Shares reinvested .........................................        91,297         2,128,887         425,002          481,370
      Shares redeemed ...........................................    (3,442,537)       (2,657,341)     (1,750,768)     (2,894,572)
                                                                   ------------     -------------    ------------     ------------
   Net increase/(decrease) ......................................    (2,727,183)          379,452       1,119,432       (1,927,062)
                                                                   ------------     -------------    ------------     ------------
   Investor Class
      Shares sold ...............................................       270,214           233,059       1,636,225           14,174
      Shares reinvested .........................................       128,055         3,393,510         118,937           87,064
      Shares redeemed ...........................................    (1,823,957)       (5,261,517)       (241,075)        (455,993)
                                                                   ------------     -------------    ------------     ------------
         Net increase/(decrease) ................................    (1,425,688)       (1,634,948)      1,514,087         (354,755)
                                                                   ------------     -------------    ------------     ------------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                             46 | ANNUAL REPORT 2009

ROBECO INVESTMENT FUNDS

                                                                        ROBECO BOSTON PARTNERS           ROBECO BOSTON PARTNERS
                                                                          MID CAP VALUE FUND               ALL-CAP VALUE FUND
                                                                  --------------------------------  --------------------------------
                                                                      FOR THE          FOR THE          FOR THE         FOR THE
                                                                     YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
                                                                  AUGUST 31, 2009  AUGUST 31, 2008  AUGUST 31, 2009  AUGUST 31, 2008
                                                                  ---------------  ---------------  ---------------  ---------------
FROM OPERATIONS:
   Net investment income ...................................        $   477,239      $   357,500      $   810,659     $   531,890
   Net realized gain/(loss) from investments ...............         (5,878,181)        (392,105)      (4,534,091)        590,704
   Net change in unrealized appreciation/(depreciation)
      from investments .....................................           (324,285)      (3,105,700)       2,649,667      (2,882,310)
                                                                    -----------      -----------      -----------     -----------
Net decrease in net assets resulting from operations .......         (5,725,227)      (3,140,305)      (1,073,765)     (1,759,716)
                                                                    -----------      -----------      -----------     -----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income
      Institutional Class ..................................           (341,607)        (195,014)        (456,682)       (156,892)
      Investor Class .......................................           (110,208)         (46,318)         (17,485)        (24,174)
   Net realized capital gains
      Institutional Class ..................................             (1,154)      (4,230,671)        (335,000)     (1,351,923)
      Investor Class .......................................               (496)      (1,659,111)         (18,253)       (300,869)
                                                                    -----------      -----------      -----------     -----------
Net decrease in net assets from dividends and distributions
   to shareholders .........................................           (453,465)      (6,131,114)        (827,420)     (1,833,858)
                                                                    -----------      -----------      -----------     -----------
CAPITAL TRANSACTIONS:
   Increase/(decrease) in net assets from share transactions
      Institutional Class
      Proceeds from shares sold ............................          5,308,485        6,424,242       17,515,574      42,200,560
      Reinvestment of distributions ........................            335,472        4,312,435          791,556       1,507,839
      Shares redeemed ......................................         (4,554,459)      (4,717,369)      (5,127,776)     (2,604,362)
   Investor Class
      Proceeds from shares sold ............................          5,122,885       11,198,586        2,710,752         703,592
      Reinvestment of distributions ........................            107,613        1,686,203           31,921         284,356
      Shares redeemed ......................................         (5,791,669)      (5,875,445)        (762,358)     (1,226,649)
                                                                    -----------      -----------      -----------     -----------
Net increase in net assets from capital share transactions .            528,327       13,028,652       15,159,669      40,865,336
                                                                    -----------      -----------      -----------     -----------
Total increase/(decrease) in net assets ....................         (5,650,365)       3,757,233       13,258,484      37,271,762
NET ASSETS
  Beginning of year ........................................         52,257,265       48,500,032       55,013,153      17,741,391
                                                                    -----------      -----------      -----------     -----------
   End of year .............................................        $46,606,900      $52,257,265      $68,271,637     $55,013,153
                                                                    ===========      ===========      ===========     ===========
Undistributed net investment income, end of year ...........        $   232,015      $   210,966      $   791,371     $   454,886
                                                                    ===========      ===========      ===========     ===========
SHARE TRANSACTIONS:
   Institutional Class
      Shares sold ..........................................            794,979          664,615        1,609,618       3,054,460
      Shares reinvested ....................................             53,081          444,123           78,063         103,418
      Shares redeemed ......................................           (675,830)        (479,829)        (475,846)       (181,568)
                                                                    -----------      -----------      -----------     -----------
Net increase ...............................................            172,230          628,909        1,211,835       2,976,310
                                                                    -----------      -----------      -----------     -----------
   Investor Class
      Shares sold ..........................................            741,258        1,172,629          252,948          50,582
      Shares reinvested ....................................             17,469          178,623            3,155          19,543
      Shares redeemed ......................................           (935,943)        (601,239)         (74,947)        (81,989)
                                                                    -----------      -----------      -----------     -----------
Net increase/(decrease) ....................................           (177,216)         750,013          181,156         (11,864)
                                                                    -----------      -----------      -----------     -----------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                             ANNUAL REPORT 2009 | 47

ROBECO INVESTMENT FUNDS

                                                                      ROBECO                        SAM SUSTAINABLE
                                                             WPG SMALL CAP VALUE FUND                 CLIMATE FUND
                                                         --------------------------------  -----------------------------------
                                                             FOR THE          FOR THE          FOR THE            PERIOD
                                                            YEAR ENDED      YEAR ENDED       YEAR ENDED      OCTOBER 1, 2007*
                                                         AUGUST 31, 2009  AUGUST 31, 2008  AUGUST 31, 2009  TO AUGUST 31, 2008
                                                         ---------------  ---------------  ---------------  ------------------
FROM OPERATIONS:
   Net investment income ..............................   $    109,509     $     50,718      $     4,277       $     9,164
   Net realized loss from investments and foreign
      currency ........................................    (10,265,024)      (4,964,281)      (1,370,788)         (197,558)
   Net change in unrealized appreciation/(depreciation)
      from investments and foreign currency ...........      3,986,476       (3,287,345)         738,871          (494,346)
                                                          ------------     ------------      -----------       -----------
Net decrease in net assets resulting from operations ..     (6,169,039)      (8,200,908)        (627,640)         (682,740)
                                                          ------------     ------------      -----------       -----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income
      Institutional Class .............................        (50,712)         (43,780)         (22,232)               --
      Investor Class ..................................             --               --           (1,465)               --
   Net realized capital gains
      Institutional Class .............................        (38,110)      (7,781,157)              --                --
                                                          ------------     ------------      -----------       -----------
Net decrease in net assets from dividends and
   distributions to shareholders ......................        (88,822)      (7,824,937)         (23,697)               --
                                                          ------------     ------------      -----------       -----------
CAPITAL TRANSACTIONS:
   Increase/(decrease) in net assets from share
   transactions Institutional Class
      Proceeds from shares sold .......................      3,279,900        5,122,604          237,487         4,053,797
      Reinvestment of distributions ...................         83,238        7,357,551           22,232                --
      Shares redeemed .................................     (4,838,738)      (7,283,092)          (3,176)           (6,417)
      Redemption fees (Note 7) ........................          5,244               --               70               198
   Investor Class
      Proceeds from shares sold .......................             --               --          145,940           336,612
      Reinvestment of distributions ...................             --               --            1,444                --
      Shares redeemed .................................             --               --          (75,627)          (24,543)
      Redemption fees (Note 7) ........................             --               --                6                 3
                                                          ------------     ------------      -----------       -----------
Net increase/(decrease) in net assets from capital
   share transactions .................................     (1,470,356)       5,197,063          328,376         4,359,650
                                                          ------------     ------------      -----------       -----------
   Total increase/(decrease) in net assets ............     (7,728,217)     (10,828,782)        (322,961)        3,676,910
NET ASSETS
   Beginning of period ................................     43,133,201       53,961,983        3,676,910                --
                                                          ------------     ------------      -----------       -----------
   End of period ......................................   $ 35,404,984     $ 43,133,201      $ 3,353,949       $ 3,676,910
                                                          ============     ============      ===========       ===========
Undistributed net investment income, end of year ......   $    107,004     $     50,718      $     1,751       $    23,152
                                                          ============     ============      ===========       ===========
SHARE TRANSACTIONS:
   Institutional Class
      Shares sold .....................................        366,216          384,461           48,277           406,238
      Shares reinvested ...............................         10,672          559,084            4,622                --
      Shares redeemed .................................       (567,013)        (568,539)            (587)             (698)
                                                          ------------     ------------      -----------       -----------
Net increase/(decrease) ...............................       (190,125)         375,006           52,312           405,540
                                                          ------------     ------------      -----------       -----------
   Investor Class
      Shares sold .....................................             --               --           26,319            36,797
      Shares reinvested ...............................             --               --              300                --
      Shares redeemed .................................             --               --          (14,427)           (2,520)
                                                          ------------     ------------      -----------       -----------
Net increase ..........................................             --               --           12,192            34,277
                                                          ------------     ------------      -----------       -----------

*    Commencement of operations

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                             48 | ANNUAL REPORT 2009

ROBECO INVESTMENT FUNDS

STATEMENTS OF CHANGES IN NET ASSETS (concluded)

                                                                                                     SAM
                                                                         SAM                  SUSTAINABLE GLOBAL
                                                                SUSTAINABLE WATER FUND           ACTIVE FUND
                                                         -----------------------------------  ------------------
                                                             FOR THE            PERIOD              PERIOD
                                                            YEAR ENDED     OCTOBER 1, 2007*     JUNE 18, 2009*
                                                         AUGUST 31, 2009  TO AUGUST 31, 2008  TO AUGUST 31, 2009
                                                         ---------------  ------------------  ------------------
FROM OPERATIONS:
   Net investment income ..............................    $    24,320       $    16,860         $     5,576
   Net realized gain/(loss) from investments
      and foreign currency ............................     (1,249,130)          (68,933)            640,253
   Net change in unrealized appreciation/(depreciation)
      from investments and foreign currency ...........        310,285          (492,951)            661,470
                                                           -----------       -----------         -----------
Net increase/(decrease) in net assets resulting from
   operations .........................................       (914,525)         (545,024)          1,307,299
                                                           -----------       -----------         -----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income
      Institutional Class .............................        (28,831)               --                  --
      Investor Class ..................................         (2,732)               --                  --
                                                           -----------       -----------         -----------
Net decrease in net assets from dividends and
   distributions to shareholders ......................        (31,563)               --                  --
                                                           -----------       -----------         -----------
CAPITAL TRANSACTIONS:
   Increase/(decrease) in net assets from share
      transactions Institutional Class
      Proceeds from shares sold .......................        712,588         4,590,777          10,306,820
      Reinvestment of distributions ...................         28,831                --                  --
      Shares redeemed .................................       (216,910)           (6,002)                 --
   Investor Class
      Proceeds from shares sold .......................        289,535           503,368               3,000
      Reinvestment of distributions ...................          2,708                --                  --
      Shares redeemed .................................        (95,372)          (49,479)                 --
                                                           -----------       -----------         -----------
Net increase in net assets from capital
   share transactions .................................        721,380         5,038,664          10,309,820
                                                           -----------       -----------         -----------
Total increase/(decrease) in net assets ...............       (224,708)        4,493,640          11,617,119
NET ASSETS
   Beginning of period ................................      4,493,640                --                  --
                                                           -----------       -----------         -----------
   End of period ......................................    $ 4,268,932       $ 4,493,640         $11,617,119
                                                           ===========       ===========         ===========
Undistributed net investment income, end of year ......    $    20,212       $    29,196         $    10,150
                                                           ===========       ===========         ===========
SHARE TRANSACTIONS:
   Institutional Class
      Shares sold .....................................        117,956           464,294           1,027,702
      Shares reinvested ...............................          5,290                --                  --
      Shares redeemed .................................        (35,489)             (671)                 --
                                                           -----------       -----------         -----------
Net increase ..........................................         87,757           463,623           1,027,702
                                                           -----------       -----------         -----------
   Investor Class
      Shares sold .....................................         48,588            53,871                 310
      Shares reinvested ...............................            497                --                  --
      Shares redeemed .................................        (16,263)           (5,725)                 --
                                                           -----------       -----------         -----------
Net increase ..........................................         32,822            48,146                 310
                                                           -----------       -----------         -----------

*    Commencement of operations

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                             ANNUAL REPORT 2009 | 49

ROBECO INVESTMENT FUNDS                       FOR THE YEAR ENDED AUGUST 31, 2009

STATEMENT OF CASH FLOWS

                                                                     ROBECO BOSTON
                                                                        PARTNERS
                                                                       LONG/SHORT
                                                                      EQUITY FUND
                                                                     -------------
CASH FLOWS PROVIDED FROM (USED IN) OPERATING ACTIVITIES:
   Net increase in net assets resulting from operations ..........    $ 10,360,872
   Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used in)
      operating activities:
   Purchases of long-term portfolio investments ..................     (81,663,692)
   Proceeds from disposition of long-term
      portfolio investments ......................................      65,454,231
   Purchases to cover short sales ................................      26,595,018
   Proceeds from short sales .....................................     (21,229,882)
   Net realized gain on investments and investments sold short ...       5,018,719
   Net unrealized appreciation on investments and investments
      sold short(1) ..............................................     (17,498,847)
   Increase in deposits with brokers for securities sold short ...      (5,221,585)
   Increase in receivable for securities sold ....................      (2,021,390)
   Decrease in dividend and interest receivable ..................           7,903
   Increase in prepaid expenses and other assets .................          (3,782)
   Increase in payable for investments purchased .................       4,081,499
   Decrease in dividend payable for short sales ..................          (2,430)
   Increase in interest payable ..................................           4,088
   Increase in payable to adviser ................................          74,537
   Decrease in accrued expenses ..................................        (113,857)
                                                                      ------------
   NET CASH USED IN OPERATING ACTIVITIES .........................     (16,158,598)
                                                                      ------------
   CASH FLOWS FROM FINANCING ACTIVITIES:
   Increase in payable to Prime Broker ...........................       1,606,466
   Net payment for fund share activity ...........................      21,462,389
   Distributions paid from realized capital gains ................         (60,236)
                                                                      ------------
   Net cash provided by financing activities(1) ..................      23,008,619
                                                                      ------------
   NET INCREASE IN CASH ..........................................       6,850,021
   CASH AT BEGINNING OF YEAR(2) ..................................       6,587,468
                                                                      ------------
   CASH AT END OF YEAR(2) ........................................    $ 13,437,489
                                                                      ============
   SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
   Cash paid during the year for interest expense ................    $     41,281
                                                                      ============

----------
(1) Non cash financing activities not included herein consists of reinvestment of dividends and distributions of $4,840,906 and subscriptions issued in reorganization of $8,000,331.

(2)  Consists of PNC Bank Money Market Account.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                             50 | ANNUAL REPORT 2009

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

ROBECO INVESTMENT FUNDS

FINANCIAL HIGHLIGHTS

                                                 PER SHARE OPERATING PERFORMANCE

Contained below is per share operating performance data for each class of shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

                            NET
                           ASSET                      NET REALIZED       TOTAL
                           VALUE,         NET        AND UNREALIZED      FROM
                         BEGINNING     INVESTMENT    GAIN/(LOSS) ON   INVESTMENT
                         OF PERIOD   INCOME/(LOSS)     INVESTMENTS    OPERATIONS
                         ---------   -------------   --------------   ----------
ROBECO BOSTON PARTNERS SMALL CAP VALUE FUND II
   INSTITUTIONAL CLASS
   8/31/09                 $11.87     $ 0.11*           $(1.26)         $(1.15)
   8/31/08                  21.47       0.07*            (1.97)          (1.90)
   8/31/07                  22.82      (0.01)*            2.41            2.40
   8/31/06                  24.75      (0.08)*            1.57            1.49
   8/31/05                  22.80      (0.10)             5.07            4.97
   INVESTOR CLASS
   8/31/09                 $11.43     $ 0.07*           $(1.20)         $(1.13)
   8/31/08                  21.02       0.03*            (1.92)          (1.89)
   8/31/07                  22.40      (0.07)*            2.37            2.30
   8/31/06                  24.35      (0.13)*            1.54            1.41
   8/31/05                  22.53      (0.17)             5.01            4.84
ROBECO BOSTON PARTNERS LONG/SHORT EQUITY FUND
   INSTITUTIONAL CLASS
   8/31/09                 $15.47     $(0.22)*          $ 2.98          $ 2.76
   8/31/08                  17.23      (0.36)*            0.50            0.14
   8/31/07                  18.57      (0.21)*            0.73            0.52
   8/31/06                  17.89      (0.26)*            2.40            2.14
   8/31/05                  14.70      (0.25)             3.43            3.18
   INVESTOR CLASS
   8/31/09                 $15.17     $(0.25)*          $ 2.87          $ 2.62
   8/31/08                  16.97      (0.39)*            0.49            0.10
   8/31/07                  18.36      (0.26)*            0.73            0.47
   8/31/06                  17.74      (0.30)*            2.38            2.08
   8/31/05                  14.62      (0.28)             3.39            3.11
ROBECO BOSTON PARTNERS MID CAP VALUE FUND
   INSTITUTIONAL CLASS
   8/31/09                 $ 9.35     $ 0.09*           $(1.01)(3)      $(0.92)
   8/31/08                  11.45       0.08*            (0.76)          (0.68)
   8/31/07                  13.05       0.05*             2.44            2.49
   8/31/06                  14.02       0.04*             0.86            0.90
   8/31/05                  13.16         -- (4)          3.22            3.22
   INVESTOR CLASS
   8/31/09                 $ 9.08     $ 0.07*           $(0.98)(3)      $(0.91)
   8/31/08                  11.16       0.06*            (0.74)          (0.68)
   8/31/07                  12.81       0.02*             2.39            2.41
   8/31/06                  13.80      (0.01)(4) *        0.87            0.86
   8/31/05                  13.02         -- (4)          3.13            3.13

                         DIVIDENDS TO   DISTRIBUTIONS TO
                         SHAREHOLDERS     SHAREHOLDERS
                           FROM NET         FROM NET
                          INVESTMENT        REALIZED         RETURN         TOTAL
                            INCOME            GAINS        OF CAPITAL   DISTRIBUTIONS
                         ------------   ----------------   ----------   -------------
ROBECO BOSTON PARTNERS SMALL CAP VALUE FUND II
   INSTITUTIONAL CLASS
   8/31/09                  $(0.14)          $(0.05)         $(0.04)       $(0.23)
   8/31/08                      --            (7.70)             --         (7.70)
   8/31/07                   (0.09)           (3.67)             --         (3.76)
   8/31/06                      --            (3.42)             --         (3.42)
   8/31/05                      --            (3.03)             --         (3.03)
   INVESTOR CLASS
   8/31/09                  $(0.11)          $(0.05)         $(0.03)       $(0.19)
   8/31/08                      --            (7.70)             --         (7.70)
   8/31/07                   (0.02)           (3.67)             --         (3.69)
   8/31/06                      --            (3.36)             --         (3.36)
   8/31/05                      --            (3.03)             --         (3.03)
ROBECO BOSTON PARTNERS LONG/SHORT EQUITY FUND
   INSTITUTIONAL CLASS
   8/31/09                  $   --           $(2.48)         $   --        $(2.48)
   8/31/08                      --            (1.90)             --         (1.90)
   8/31/07                      --            (1.86)             --         (1.86)
   8/31/06                      --            (1.47)             --         (1.47)
   8/31/05                      --               --              --            --
   INVESTOR CLASS
   8/31/09                  $   --           $(2.48)         $   --        $(2.48)
   8/31/08                      --            (1.90)             --         (1.90)
   8/31/07                      --            (1.86)             --         (1.86)
   8/31/06                      --            (1.47)             --         (1.47)
   8/31/05                      --               --              --            --
ROBECO BOSTON PARTNERS MID CAP VALUE FUND
   INSTITUTIONAL CLASS
   8/31/09                  $(0.09)          $   --(4)       $   --        $(0.09)
   8/31/08                   (0.06)           (1.36)             --         (1.42)
   8/31/07                   (0.03)           (4.06)             --         (4.09)
   8/31/06                   (0.02)           (1.85)             --         (1.87)
   8/31/05                   (0.01)           (2.35)             --         (2.36)
   INVESTOR CLASS
   8/31/09                  $(0.07)          $   --(4)       $   --        $(0.07)
   8/31/08                   (0.04)           (1.36)             --         (1.40)
   8/31/07                      --            (4.06)             --         (4.06)
   8/31/06                      --            (1.85)             --         (1.85)
   8/31/05                      --            (2.35)             --         (2.35)

*    Calculated based on average shares outstanding for the period.

(1) Total return is calculated by assuming a purchase of shares on the first day and a sale of shares on the last day of the period.

(2)  Redemption fees are reflected in total return calculations.

(3) In 2009, the investment advisor fully reimbursed the BP Mid Cap Value Fund for a loss on a transaction not meeting the Fund's investment guidelines, which otherwise would have reduced total return by 0.11% and net realized and unrealized gain/(loss) on investment by $0.01 per share.

(4)  Amount is less than $0.01 per share.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                             52 | ANNUAL REPORT 2009

ROBECO INVESTMENT FUNDS

                                                 PER SHARE OPERATING PERFORMANCE

                                                                    RATIO OF
                                                                   EXPENSES TO                        RATIO OF NET
                                                                   AVERAGE NET                         INVESTMENT
                                                  RATIO OF         ASSETS WITH         RATIO OF       INCOME (LOSS)
               NET                     NET       EXPENSES TO       WAIVERS AND        EXPENSES TO      TO AVERAGE
              ASSET                  ASSETS,     AVERAGE NET      REIMBURSEMENTS      AVERAGE NET      NET ASSETS
             VALUE,      TOTAL       END OF      ASSETS WITH        (EXCLUDING      ASSETS WITHOUT    WITH WAIVERS    PORTFOLIO
REDEMPTION   END OF    INVESTMENT    PERIOD      WAIVERS AND       DIVIDEND AND       WAIVERS AND          AND        TURNOVER
   FEES      PERIOD   RETURN(1,2)     (000)    REIMBURSEMENTS   INTEREST EXPENSE)   REIMBURSEMENTS   REIMBURSEMENTS     RATE
----------   ------   -----------   --------   --------------   -----------------   --------------   --------------   ---------


  $  --(4)   $10.49     (8.97)%     $ 21,466        1.30%               N/A               1.74%           1.29%           66%
     --(4)    11.87    (10.15)        56,652        1.39                N/A               1.54            0.47            54
   0.01       21.47     10.53         94,337        1.55                N/A               1.56           (0.09)           46
     --(4)    22.82      6.39        114,153        1.52                N/A               1.53           (0.34)           34
   0.01       24.75     22.65        138,143        1.53                N/A               1.54           (0.42)           38

  $  --(4)   $10.11     (9.20)%     $ 43,408        1.55%               N/A               2.00%           0.90%           66%
     --       11.43    (10.40)        65,370        1.64                N/A               1.79            0.19            54
   0.01       21.02     10.26        154,546        1.80                N/A               1.81           (0.32)           46
     --(4)    22.40      6.12        230,362        1.77                N/A               1.78           (0.58)           34
   0.01       24.35     22.32        274,648        1.78                N/A               1.79           (0.64)           38


  $  --(4)   $15.75     30.02%      $ 54,703        3.35%              2.50%              4.04%          (1.85)%         172%
     --(4)    15.47      1.12         36,423        3.98               2.50               4.36           (2.27)          124
     --(4)    17.23      2.61         73,770        3.44               2.50               3.60           (1.17)           93
   0.01       18.57     12.93         90,313        3.24               2.50               3.40           (1.51)          109
   0.01       17.89     21.70         99,748        3.13               2.50               3.30           (1.82)          107

  $  --(4)   $15.31     29.63%      $ 30,980        3.55%              2.75%              4.19%          (2.09)%         172%
     --(4)    15.17      0.88          7,728        4.23               2.75               4.61           (2.51)          124
     --(4)    16.97      2.35         14,664        3.69               2.75               3.85           (1.42)           93
   0.01       18.36     12.69         20,706        3.48               2.75               3.65           (1.77)          109
   0.01       17.74     21.34         24,716        3.37               2.75               3.55           (2.07)          107


  $  --      $ 8.34     (9.50)%(3)  $ 32,691        1.00%               N/A               1.69%           1.33%           58%
     --        9.35     (6.41)        35,056        1.00                N/A               1.48            0.80            64
     --       11.45     21.32         35,722        1.00                N/A               1.48            0.38            89
     --       13.05      6.82         27,538        1.00                N/A               1.38            0.28            97
     --       14.02     25.97         54,187        1.00                N/A               1.31            0.03            74

  $  --      $ 8.10     (9.79)%(3)  $ 13,916        1.25%               N/A               1.93%           1.09%           58%
     --        9.08     (6.62)        17,202        1.25                N/A               1.73            0.55            64
     --       11.16     21.02         12,778        1.25                N/A               1.73            0.14            89
     --       12.81      6.59          5,334        1.25                N/A               1.70           (0.04)           97
     --       13.80     25.47          4,462        1.25                N/A               1.56           (0.22)           74

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                             ANNUAL REPORT 2009 | 53

ROBECO INVESTMENT FUNDS

                                                 PER SHARE OPERATING PERFORMANCE

Contained below is per share operating performance data for each class of shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

                                                         NET
                                                       REALIZED                             DISTRIBUTIONS
                                 NET                     AND                  DIVIDENDS TO        TO
                                ASSET        NET      UNREALIZED     TOTAL    SHAREHOLDERS   SHAREHOLDERS
                                VALUE,   INVESTMENT     GAIN/        FROM       FROM NET       FROM NET
                              BEGINNING    INCOME     (LOSS) ON   INVESTMENT   INVESTMENT      REALIZED        TOTAL      REDEMPTION
                              OF PERIOD    /(LOSS)   INVESTMENTS  OPERATIONS     INCOME         GAINS      DISTRIBUTIONS     FEES
                              ---------  ----------  -----------  ----------  ------------  -------------  -------------  ----------
ROBECO BOSTON PARTNERS ALL-CAP VALUE FUND
   INSTITUTIONAL CLASS
   8/31/09                      $13.61   $ 0.19*       $(1.03)      $(0.84)      $(0.12)       $(0.09)        $(0.21)       $--
   8/31/08                       16.47     0.23*        (1.54)       (1.31)       (0.16)        (1.39)         (1.55)        --
   8/31/07                       15.69     0.16*         2.05         2.21        (0.13)        (1.30)         (1.43)        --
   8/31/06                       15.54     0.15*         1.03         1.18        (0.08)        (0.95)         (1.03)        --
   8/31/05                       13.29     0.07          2.83         2.90        (0.05)        (0.60)         (0.65)        --
   INVESTOR CLASS
   8/31/09                      $13.56   $ 0.16*       $(1.03)      $(0.87)      $(0.08)       $(0.09)        $(0.17)       $--
   8/31/08                       16.41     0.16*        (1.51)       (1.35)       (0.11)        (1.39)         (1.50)        --
   8/31/07                       15.63     0.11*         2.06         2.17        (0.09)        (1.30)         (1.39)        --
   8/31/06                       15.49     0.11*         1.03         1.14        (0.05)        (0.95)         (1.00)        --
   8/31/05                       13.26     0.03          2.83         2.86        (0.03)        (0.60)         (0.63)        --
ROBECO WPG SMALL CAP VALUE FUND
   INSTITUTIONAL CLASS
   8/31/09                      $12.18   $ 0.03*       $(1.62)      $(1.59)      $(0.01)       $(0.01)        $(0.02)       $--(2)
   8/31/08                       17.05     0.05         (2.46)       (2.41)       (0.01)        (2.45)         (2.46)        --
   8/31/07                       16.54     0.01          2.31         2.32           --         (1.81)         (1.81)        --
   8/31/06                       17.42       --(2)       1.10         1.10           --         (1.98)         (1.98)        --
   8/31/05(3)                    17.55    (0.04)        (0.09)       (0.13)          --            --             --         --
   12/31/04                      16.34       --(2)       3.11         3.11           --         (1.90)         (1.90)        --
SAM SUSTAINABLE CLIMATE FUND
   INSTITUTIONAL CLASS
   8/31/09                      $ 8.36   $ 0.01*       $(1.67)      $(1.66)      $(0.05)       $   --         $(0.05)       $--
   10/1/07** through 8/31/08     10.00     0.02*        (1.66)       (1.64)          --            --             --         --
   INVESTOR CLASS
   8/31/09                      $ 8.36   $   --(2)*    $(1.68)      $(1.68)      $(0.04)       $   --         $(0.04)       $--
   10/1/07** through 8/31/08     10.00     0.02*        (1.66)       (1.64)          --            --             --         --
SAM SUSTAINABLE WATER FUND
   INSTITUTIONAL CLASS
   8/31/09                      $ 8.78   $ 0.04*       $(2.01)      $(1.97)      $(0.06)       $   --         $(0.06)       $--
   10/1/07** through 8/31/08     10.00     0.04*        (1.26)       (1.22)          --            --             --         --
   INVESTOR CLASS
   8/31/09                      $ 8.78   $ 0.04*       $(2.04)      $(2.00)      $(0.05)       $   --         $(0.05)       $--
   10/1/07** through 8/31/08     10.00     0.04*        (1.26)       (1.22)          --            --             --         --

*    Calculated based on average shares outstanding.

**   Commencement of Operations

(1) Total return is calculated by assuming a purchase of shares on the first day and a sale of shares on the last day of the period.

(2)  Amount is less than $0.01.

(3)  For the period January 1, 2005 through August 31, 2005.

(4)  Annualized.

(5)  Redemption fees are reflected in total return calculations.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                             54 | ANNUAL REPORT 2009

ROBECO INVESTMENT FUNDS

                                                 PER SHARE OPERATING PERFORMANCE

                                                                  RATIO OF NET
                                                                   INVESTMENT
                                   RATIO OF        RATIO OF      INCOME (LOSS)
  NET                   NET      EXPENSES TO     EXPENSES TO       TO AVERAGE
 ASSET                ASSETS,    AVERAGE NET     AVERAGE NET       NET ASSETS
VALUE,      TOTAL      END OF    ASSETS WITH    ASSETS WITHOUT    WITH WAIVERS   PORTFOLIO
END OF   INVESTMENT    PERIOD    WAIVERS AND     WAIVERS AND          AND         TURNOVER
PERIOD  RETURN(1, 5)   (000)   REIMBURSEMENTS   REIMBURSEMENTS   REIMBURSEMENTS     RATE
------  ------------  -------  --------------  ---------------  ---------------  ---------


$12.56     (5.88)%    $63,085      0.95%            1.50%           1.79%            55%
 13.61     (8.55)      51,850      0.95             1.70            1.59             44
 16.47     14.38       13,720      0.95             2.24            0.92             45
 15.69      7.95        9,374      1.09             2.93            0.94             51
 15.54     22.33        7,315      1.25             3.90            0.53             29

$12.52     (6.15)%    $ 5,187      1.20%            1.75%           1.51%            55%
 13.56     (8.82)       3,164      1.20             1.95            1.10             44
 16.41     14.16        4,021      1.20             2.49            0.67             45
 15.63      7.72        3,739      1.34             3.19            0.69             51
 15.49     22.06        2,840      1.50             4.04            0.20             29


$10.57    (12.93)%    $35,405      1.61%            1.95%           0.37%           137%
 12.18    (15.12)      43,133      1.61             1.65            0.11            131
 17.05     14.28       53,962      1.47             1.47            0.09            138
 16.54      7.16       48,607      1.43             1.43            0.02            139
 17.42     (0.74)      52,368      1.57(4)          1.57(4)        (0.35)(4)        136
 17.55     19.35       57,787      1.55             1.55           (0.55)           159


$ 6.65    (19.55)%    $ 3,045      1.50%           11.64%           0.19%           129%
  8.36    (16.40)       3,390      1.50(4)          9.18(4)         0.16(4)          34

$ 6.64    (19.88)%    $   309      1.75%           11.56%          (0.07)%          129%
  8.36    (16.40)         287      1.75(4)          8.93(4)        (0.09)(4)         34


$ 6.75    (22.24)%    $ 3,724      1.50%            9.92%           0.73%            61%
  8.78    (12.20)       4,071      1.50(4)          8.89(4)         0.42(4)          40

$ 6.73    (22.66)%    $   545      1.75%            9.82%           0.61%            61%
  8.78    (12.20)         423      1.75(4)          8.64(4)         0.17(4)          40

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                             ANNUAL REPORT 2009 | 55

ROBECO INVESTMENT FUNDS

                                                 PER SHARE OPERATING PERFORMANCE

Contained below is per share operating performance data for each class of shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

                                       NET                                             DIVIDENDS TO
                                      ASSET                 NET REALIZED     TOTAL     SHAREHOLDERS
                                      VALUE,     NET       AND UNREALIZED    FROM        FROM NET
                                    BEGINNING  INVESTMENT      GAIN ON     INVESTMENT   INVESTMENT       TOTAL      REDEMPTION
                                    OF PERIOD    INCOME      INVESTMENTS   OPERATIONS     INCOME     DISTRIBUTIONS     FEES
                                    ---------  ----------  --------------  ----------  ------------  -------------  ----------
SAM SUSTAINABLE GLOBAL ACTIVE FUND
   INSTITUTIONAL CLASS
   6/18/09** through 8/31/09          $10.00    $0.01*          $1.29         $1.30         $--           $--           $--
   INVESTOR CLASS
   7/15/09** through 8/31/09          $10.13    $  --*(4)       $1.17         $1.17         $--           $--           $--

*    Calculated based on average shares outstanding for the period.

**   Commencement of operations.

(1) Total return is calculated by assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total return for periods less than one year has not been annualized.

(2)  Redemption fees are reflected in total return calculations.

(3)  Annualized.

(4)  Amount is less than $0.01 per share.

(5)  Not Annualized.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                             56 | ANNUAL REPORT 2009

ROBECO INVESTMENT FUNDS

                                                 PER SHARE OPERATING PERFORMANCE

                                                                 RATIO OF NET
                                                                  INVESTMENT
                                  RATIO OF         RATIO OF      INCOME (LOSS)
  NET                   NET      EXPENSES TO     EXPENSES TO      TO AVERAGE
 ASSET                ASSETS,    AVERAGE NET     AVERAGE NET      NET ASSETS
VALUE,      TOTAL      END OF    ASSETS WITH    ASSETS WITHOUT   WITH WAIVERS   PORTFOLIO
END OF   INVESTMENT    PERIOD    WAIVERS AND     WAIVERS AND          AND        TURNOVER
PERIOD  RETURN(1, 2)   (000)   REIMBURSEMENTS   REIMBURSEMENTS  REIMBURSEMENTS     RATE
------  ------------  -------  --------------  ---------------  --------------  ---------
$11.30     13.00%     $11,614     1.20%(3)         4.06%(3)          0.27%(3)     72%(5)
$11.30     11.55%     $     4     1.45%(3)         4.20%(3)          0.13%(3)     72%(5)

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                             ANNUAL REPORT 2009 | 57

ROBECO INVESTMENT FUNDS

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     The RBB Fund, Inc. ("RBB" or the "Company") was incorporated under the laws of the State of Maryland on February 29, 1988 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. RBB is a "series trust," which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently, RBB has nineteen active investment portfolios, including Robeco Boston Partners Small Cap Value Fund II ("BP Small Cap Value Fund II"), Robeco Boston Partners Long/Short Equity Fund ("BP Long/Short Equity Fund"), Robeco Boston Partners Mid Cap Value Fund ("BP Mid Cap Value Fund"), Robeco Boston Partners All-Cap Value Fund ("BP All-Cap Value Fund") (collectively "BP Funds"), Robeco WPG Small Cap Value Fund ("WPG Small Cap Value Fund"), the SAM Sustainable Climate Fund, SAM Sustainable Water Fund and SAM Sustainable Global Active Fund (collectively "SAM Funds") (each a "Fund," collectively the "Funds"). As of August 31, 2009, the BP Funds and SAM Sustainable Global Active Fund each offer two classes of shares, Institutional Class and Investor Class. The WPG Small Cap Value Fund is a single class fund, offering only the Institutional Class of shares. The SAM Sustainable Climate Fund and the SAM Sustainable Water Fund each offer four classes of shares, Institutional Class, Investor Class, Class A and Class C. As of August 31, 2009, Class A and Class C Shares have not been issued.

     RBB has authorized capital of one hundred billion shares of common stock of which 78.973 billion shares are currently classified into one hundred and twenty-nine classes of common stock. Each class represents an interest in an active or inactive RBB investment portfolio. The active classes have been grouped into ten separate "families."

     PORTFOLIO VALUATION -- Each Fund's net asset value ("NAV") is calculated once daily at the close of regular trading hours on the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by a Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System ("NASDAQ") market system where they are primarily traded. Equity securities traded in the over-the-counter market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities having a remaining maturity of greater than 60 days are valued using an independent pricing service. Fixed income securities having a remaining maturity of 60 days or less are valued at amortized cost. Foreign securities are valued based on prices from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. Investments in other open-end investment companies are valued based on the NAV of the investment companies (which may use fair value pricing as discussed in their prospectuses). If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Company's Board of Directors. Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments. Such procedures use fundamental valuation methods, which may include, but are not limited to, an analysis of the effect of any restrictions on the resale of the security, industry analysis and trends, significant changes in the issuer's financial position, and any other event which could have a significant impact on the value of the security. Determination of fair value involves subjective judgment as the actual market value of a particular security can be established only by negotiations between the parties in a sales transaction, and the difference between the recorded fair value and the value that would be received in a sale could be significant.

     The Funds have adopted the provisions of Statement of Financial Accounting Standards No. 157 ("SFAS 157"). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. To increase consistency and comparability in fair value measurements and related disclosures, the Funds utilize a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels.

     -    Level 1 - quoted prices in active markets for identical securities

     - Level 2 - prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

     - Level 3 - prices determined using significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

     In April 2009, the Financial Accounting Standards Board ("FASB") issued FASB Staff Position No. 157-4,"Determining Fair Value when the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions


                             58 | ANNUAL REPORT 2009

ROBECO INVESTMENT FUNDS

That Are Not Orderly" ("FSP 157-4"). FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. FSP 157-4 provides additional guidance for estimating fair value in accordance with FAS 157, when the volume and level of activity for the asset or liability have significantly decreased. FSP 157-4 also includes guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 requires entities to describe the inputs used in valuation techniques used to measure fair value and changes in inputs over the period. FSP 157-4 expands the Level 3 hierarchy disclosure and the Level 3 roll forward disclosure for each major security type.

     The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value each Fund's investments as of August 31, 2009 is included in each Fund's Portfolio of Investments.

     In March 2008, Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161") was issued. SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why a fund uses derivatives, how derivative instruments and hedging activities are accounted for, and how derivative instruments and related hedging activities affect a fund's financial performance and financial position.

     USE OF ESTIMATES -- The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be significant.

     INVESTMENT TRANSACTIONS, INVESTMENT INCOME AND EXPENSES -- The Funds record security transactions based on trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Interest income is accrued when earned. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments and/or as a realized gain. The Funds estimate the components of distributions received that may be considered return of capital distributions or capital gain distributions. The Funds' investment income, expenses (other than class specific distribution fees) and unrealized and realized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Expenses incurred on behalf of a specific class, fund or fund family are charged directly to the class, fund or fund family (in proportion to net assets). Expenses incurred for all of the RBB fund families (such as director or professional fees) are charged to all funds in proportion to their net assets of the RBB funds, or in such other manner as the Board of Directors deems fair or equitable. Expenses and fees, including investment advisory and administration fees are accrued daily and taken into account for the purpose of determining the net asset value of the Funds.

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends from net investment income and distributions from net realized capital gains, if any, are declared and paid at least annually to shareholders and recorded on ex-dividend date for all Funds. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from U.S. generally accepted accounting principles.

     U.S. TAX STATUS -- No provision is made for U.S. income taxes as it is each Fund's intention to qualify or continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

     OTHER -- In the normal course of business, the Funds may enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is dependent on claims that may be made against the Funds in the future, and, therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.

     FOREIGN CURRENCY TRANSLATION -- The books and records of the portfolios are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated at the exchange rate prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included in the Statement of Operations.


                             ANNUAL REPORT 2009 | 59

ROBECO INVESTMENT FUNDS

     FOREIGN SECURITIES -- There are certain risks resulting from investing in foreign securities in addition to the usual risks inherent in domestic investments. Such risks include political, economic and currency exchange developments including investment restrictions and changes in foreign laws.

     OPTIONS WRITTEN -- The Funds are subject to equity price risk in the normal course of pursuing their investment objectives and may enter into options written to hedge against changes in the value of equities. The BP All-Cap Value Fund, the WPG Small Cap Value Fund and the SAM Funds write covered call and secured put options. Such options may relate to particular securities or domestic stock indices, and may or may not be listed on a domestic securities exchange or issued by the Options Clearing Corporation. The risk in writing a call option is that a Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that a Fund may incur a loss if the market price of the security decreases and the option is exercised. A Fund also has the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. A Fund also may write over-the-counter options where completing the obligation depends upon the credit standing of the other party. Option contracts also involve the risk that they may result in loss due to unanticipated developments in market conditions or other causes.

     Written options are recorded as liabilities to the extent of premiums received. Gains or losses are realized when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option or the purchase cost for a written put option is adjusted by the amount of the premium received or paid.

     The BP All-Cap Value Fund had transactions in options written during the year ended August 31, 2009 as follows:

                                         NUMBER OF    PREMIUMS
                                         CONTRACTS    RECEIVED
                                         ---------   ----------
Options outstanding at August 31, 2008       585     $  334,241
Options written                            2,437      1,111,088
Options closed                              (766)      (290,356)
Options expired                             (293)      (116,841)
Options exercised                           (259)      (137,155)
                                           -----     ----------
Options outstanding at August 31, 2009     1,704     $  900,977
                                           =====     ==========

     SHORT SALES -- When the investment adviser believes that a security is overvalued, the BP Long/Short Equity Fund and the BP All-Cap Value Fund may sell the security short by borrowing the same security from a broker or other institution and selling the security. A Fund will incur a loss as a result of a short sale if the price of the borrowed security increases between the date of the short sale and the date on which the Fund buys and replaces such borrowed security. A Fund will realize a gain if there is a decline in price of the security between those dates where the decline in price exceeds the costs of borrowing the security and other transaction costs. There can be no assurance that a Fund will be able to close out a short position at any particular time or at an acceptable price. Although a Fund's gain is limited to the amount at which it sold a security short, its potential loss is unlimited. Until a Fund replaces a borrowed security, it will maintain at all times cash, U.S. Government securities, or other liquid securities in an amount which, when added to any amount deposited with a broker as collateral, will at least equal the current market value of the security sold short. Depending on arrangements made with brokers, a Fund may not receive any payments (including interest) on collateral deposited with them.

     In accordance with the terms of its prime brokerage agreements, the Fund may receive rebate income or be charged a fee on borrowed securities. Such income or fee is calculated on a daily basis based upon the market value of each borrowed security and a variable rate that is dependent upon the availability of such security. The Funds record these prime broker charges on a net basis as interest income or interest expense. For the year ended August 31, 2009, the BP Long/Short Equity Fund had net charges of $232,005 on borrowed securities. Such amounts are included in prime broker interest expense on the statement of operations.

     As of August 31, 2009, the BP Long/Short Equity Fund had securities sold short valued at $16,222,474 for which securities of $32,005,333 and cash deposits of $15,251,786 were pledged as collateral. In accordance with the Special Custody and Pledge Agreement with Goldman Sachs (the Fund's prime broker), the BP Long/Short Equity Fund may borrow from Goldman Sachs to the extent necessary to maintain required margin cash deposits on short positions. Interest on such borrowings is charged to the Fund based on the Libor rate plus an agreed upon spread.


                             60 | ANNUAL REPORT 2009

ROBECO INVESTMENT FUNDS

     The BP Long/Short Equity Fund utilized cash borrowings from Goldman Sachs to meet required margin cash deposits as follows during the year ended August 31, 2009:

                AVERAGE DAILY   WEIGHTED AVERAGE
DAYS UTILIZED     BORROWINGS      INTEREST RATE
-------------   -------------   ----------------
365               $2,865,697          1.55%

     As of August 31, 2009, the Fund had borrowings of $7,806,293. Interest expense for the year ended August 31, 2009 totaled $45,369.

2. TRANSACTIONS WITH INVESTMENT ADVISOR AND OTHER SERVICES

     Robeco Investment Management, Inc. ("Robeco") provides investment advisory services to the BP Funds and the WPG Small Cap Value Fund. For its advisory services with respect to the BP Funds, Robeco is entitled to receive 1.00% of the BP Small Cap Value Fund II's average daily net assets, 2.25% of the BP Long/Short Equity Fund's average daily net assets, 0.80% of the BP Mid Cap Value Fund's average daily net assets and 0.80% of the BP All-Cap Value Fund's average daily net assets, each accrued daily and payable monthly.

     Until December 31, 2011, Robeco has contractually agreed to limit the BP Funds' total operating expenses (other than brokerage commissions, extraordinary items, interest, dividends on short sales, or taxes) to the extent that such expenses exceed the ratios in the table below. This limit is calculated daily based on each Fund's average daily net assets. This limitation is effected in waivers of advisory fees and reimbursements of expenses exceeding the advisory fee as necessary. Robeco may not recoup any of its waived investment advisory fees.

                             INSTITUTIONAL   INVESTOR
                             -------------   --------
BP Small Cap Value Fund II       1.30%         1.55%
BP Long/Short Equity Fund        2.50%         2.75%
BP Mid Cap Value Fund            1.00%         1.25%
BP All-Cap Value Fund            0.95%         1.20%

     For its advisory services with respect to the WPG Small Cap Value Fund, Robeco is entitled to receive advisory fees, accrued daily and paid monthly, as follows:

WPG Small Cap Value Fund   0.90% of net assets up to $300 million
                           0.80% of net assets $300 million to $500 million
                           0.75% of net assets in excess of $500 million

     Until December 31, 2011, Robeco has contractually agreed to limit the WPG Small Cap Value Fund's operating expenses to 1.70% as a percentage of each Fund's average daily net assets. Robeco may not recoup any of its waived investment advisory fees.

     In 2009, Robeco fully reimbursed BP Mid Cap Value Fund for a loss of $55,676 on a transaction not meeting the Fund's investment guidelines.

     Sustainable Asset Management USA, Inc. ("SAM") provides investment advisory services to the SAM Funds. SAM is an affiliate of Robeco Investment Management, Inc., and a subsidiary of Robeco Groep. SAM is entitled to an advisory fee at the annual rate of 1.00% of SAM Sustainable Climate Fund and SAM Sustainable Water Fund and 0.80% of SAM Sustainable Global Active Fund's average daily net assets, computed daily and payable monthly.

     Until December 31, 2011, SAM has contractually agreed to limit the SAM Funds' total operating expenses (other than brokerage commissions, extraordinary items, interest or taxes) to the extent that such expenses exceed certain ratios. SAM has agreed to waive fees and reimburse expenses to the extent that total operating expenses of the SAM Sustainable Climate Fund and the SAM Sustainable Water Fund exceed to 1.50% for the Institutional Class and 1.75% for the Investor Class of the Funds' average daily net assets attributable to the respective class. For the Institutional Class, SAM has agreed to waive fees and reimburse expenses to the extent that the total operating expenses of the SAM Sustainable Global Active Fund exceed 1.20% of the first $50 million of the Fund's average daily net assets, 1.10% of the Fund's average daily net assets between $50 million and $100 million and 1.00% of the Fund's average daily net assets in excess of $100 million. For the Investor Class, SAM has agreed to waive fees and reimburse expenses to the extent that the total operating expenses of the SAM Sustainable Global Active Fund exceed 1.45% of the first $50 million of the Fund's average daily net assets, 1.35% of the Fund's average daily net assets between $50 million and $100 million and 1.25% of the Fund's average daily net assets in excess of $100 million. SAM may not recoup any of its waived investment advisory fees.


                             ANNUAL REPORT 2009 | 61

ROBECO INVESTMENT FUNDS

     PNC Global Investment Servicing (U.S.) Inc. ("PNC"), a member of The PNC Financial Services Group, Inc., serves as administrator for the Funds. For providing administration and accounting services, PNC is entitled to receive a monthly fee equal to an annual percentage rate of each Fund's average daily net assets, subject to certain minimum monthly fees.

     Included in the administration and accounting service fees, shown on the Statement of Operations, are fees for providing regulatory administrative services to RBB. For providing these services, PNC is entitled to receive compensation as agreed to by the Company and PNC. This fee is allocated to each Fund in proportion to its net assets of the Company.

     In addition, PNC serves as the Funds' transfer and dividend disbursing agent. For providing transfer agency services, PNC is entitled to receive a minimum monthly fee.

     PFPC Trust Company ("PFPC Trust") is a member of The PNC Financial Services Groups, Inc. and provides certain custodial services to the Funds. PFPC Trust is entitled to receive a monthly fee equal to an annual percentage rate of the Funds' average daily net assets, is subject to certain minimum monthly fees.

     Prior to November 17, 2008, Mellon Trust of New England, N.A. ("Mellon") provided custodial services to the WPG Small Cap Value Fund. As of November 17, 2008, PFPC Trust Company became the custodian for the WPG Small Cap Value Fund.

     The Board of Directors of the Company has approved a Distribution Agreement for the Funds and adopted a separate Plan of Distribution for the Investor Class (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, PFPC Distributors, Inc. (the "Distributor") is entitled to receive from the Funds a distribution fee with respect to the Investor Class, which is accrued daily and paid monthly, of up to 0.25% on an annualized basis of the average daily net assets of the Class. Amounts paid to the Distributor under the Plan may be used by the Distributor to cover expenses that are related to (i) the sale of the Shares, (ii) ongoing servicing and/or maintenance of the accounts of shareholders, and (iii) sub-transfer agency services, subaccounting services or administrative services related to the sale of the Investor Class, all as set forth in the Funds' 12b-1 Plan.

3. DIRECTORS/COMPENSATION

     The Directors of the Company receive an annual retainer, meeting fees and out of pocket expenses for meetings attended. The aggregate remuneration paid to the Directors by the Company during the fiscal year ended August 31, 2009 was $444,181. Certain employees of PNC are Officers of the Company. They are not compensated by the Funds or the Company.

4. INVESTMENT IN SECURITIES

     For the year ended August 31, 2009, aggregate purchases and sales of investment securities (excluding investments and U.S. government obligations) were as follows:

                                      Purchases       Sales
                                     -----------   -----------
BP Small Cap Value Fund II           $42,876,403   $78,258,063
BP Long/Short Equity Fund*            81,663,692    65,454,231
BP Mid Cap Value Fund                 22,992,821    21,788,694
BP All-Cap Value Fund                 42,251,094    25,668,064
WPG Small Cap Value Fund              39,826,871    39,831,747
SAM Sustainable Climate Fund           3,725,933     3,150,930
SAM Sustainable Water Fund             2,807,666     2,019,275
SAM Sustainable Global Active Fund    17,653,670     7,551,176

* The cost of purchases excludes securities received from the Fund Reorganization (Note 9).

5. CAPITAL SHARE TRANSACTIONS

     As of August 31, 2009, each class of each Fund has 100,000,000 shares of $0.001 par value common stock authorized except for the Institutional Class of the WPG Small Cap Value Fund, which has 50,000,000 shares of $0.001 par value common stock authorized.


                             62 | ANNUAL REPORT 2009

ROBECO INVESTMENT FUNDS

     As of August 31, 2009, the following Funds had shareholders that held 10% or more of the outstanding shares of the Funds. These shareholders may be omnibus accounts which are comprised of many underlying shareholders.

BP Small Cap Value Fund II (3 shareholders)           63%
BP Long/Short Equity Fund (2 shareholders)            60%
BP Mid Cap Value Fund (1 shareholder)                 63%
BP All-Cap Value Fund (3 shareholders)                84%
SAM Sustainable Climate Fund (1 shareholder)          76%
SAM Sustainable Water Fund (2 shareholders)           75%
SAM Sustainable Global Active Fund (2 shareholders)   91%

6. SECURITIES LENDING

     Securities may be loaned to financial institutions, such as broker-dealers, and are required to be secured continuously by collateral in cash, cash equivalents, letter of credit or U.S. Government securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. During the year ended August 31, 2009, the WPG Small Cap Value Fund participated in securities lending. At August 31, 2009, the Fund had no securities on loan.

7. REDEMPTION FEES

     There is a 1.00% redemption fee on shares redeemed which have been held 60 days or less on the BP Small Cap Value Fund II. There is a 2.00% redemption fee on shares redeemed which have been held 365 days or less on the BP Long/Short Equity Fund. WPG Small Cap Value Fund and the SAM Funds have a 2.00% and 1.00% redemption fee, respectively, on shares redeemed within 60 days of purchase. The redemption fees are retained by the Funds for the benefit of the remaining shareholders and recorded as paid-in capital.

8. FEDERAL INCOME TAX INFORMATION

     FASB Interpretation No. 48 ("FIN 48"), Accounting for Uncertainty in Income Taxes, sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed the Funds' tax positions taken on Federal income tax returns for all open tax years (tax years August 31, 2006-2009) and has concluded that no provision for income tax is required in the Funds' financial statements. However, management's conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance from the FASB, new tax laws, regulations and administrative interpretations (including court decisions). Each of the Funds' federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

     As of August 31, 2009, federal tax cost and aggregate gross unrealized appreciation and depreciation of securities held by each Fund were as follows:

                                                                                  NET UNREALIZED
                                     FEDERAL TAX    UNREALIZED     UNREALIZED      APPRECIATION
FUND                                    COST       APPRECIATION   DEPRECIATION    (DEPRECIATION)
----------------------------------   -----------   ------------   -------------   --------------
BP Small Cap Value Fund II           $61,881,916    $11,776,608   $(10,504,596)     $1,272,012
BP Long/Short Equity Fund             71,746,133     14,538,513     (4,606,140)      9,932,373
BP Mid Cap Value Fund                 44,860,599      4,652,639     (4,846,059)       (193,420)
BP All-Cap Value Fund                 66,998,060      7,219,326     (6,125,147)      1,094,179
WPG Small Cap Value Fund              32,235,856      4,769,391     (3,820,675)        948,716
SAM Sustainable Climate Fund           3,125,994        488,900       (318,367)        170,533
SAM Sustainable Water Fund             4,560,358        337,360       (839,339)       (501,979)
SAM Sustainable Global Active Fund    10,739,200        774,135       (115,516)        658,619

     Distributions to shareholders from net investment income and realized gains are determined in accordance with Federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on the tax treatment; temporary differences do not require such reclassification.


                             ANNUAL REPORT 2009 | 63

ROBECO INVESTMENT FUNDS

     The following permanent differences as of August 31, 2009, were reclassified among the following accounts. They are primarily attributable to net investment loss, gains and losses on foreign currency transactions, return of capital distributions received, capitalization of short sale dividends, investments in partnerships, redesignation of dividends paid, deemed distributions due to shareholder redemptions, investments in trust preferred securities, adjustments related to Fund reorganizations and non-deductible expenses.

                                     INCREASE/(DECREASE)    INCREASE/(DECREASE)
                                      UNDISTRIBUTED NET       ACCUMULATED NET     INCREASE/(DECREASE)
                                         INVESTMENT        REALIZED GAIN/(LOSS)    ADDITIONAL PAID-IN
FUND                                    INCOME/(LOSS)         ON INVESTMENTS            CAPITAL
----------------------------------   -------------------   --------------------   -------------------
BP Small Cap Value Fund II                $(211,026)            $    54,287            $  156,739
BP Long/Short Equity Fund                   599,319              (3,718,195)            3,118,876
BP Mid Cap Value Fund                        (4,375)                  4,375                    --
BP All-Cap Value Fund                            (7)                      7                    --
WPG Small Cap Value Fund                     (2,511)                  2,511                    --
SAM Sustainable Climate Fund                 (1,981)                  2,052                   (71)
SAM Sustainable Water Fund                   (1,741)                  1,906                  (165)
SAM Sustainable Global Active Fund            4,574                  (4,574)                   --

     As of August 31 2009, the components of distributable earnings on a tax basis were as follows:

                                     UNDISTRIBUTED   UNDISTRIBUTED
                                        ORDINARY       LONG-TERM
FUND                                     INCOME          GAINS
----------------------------------   -------------   -------------
BP Small Cap Value Fund II              $     --          $--
BP Long/Short Equity Fund                     --           --
BP Mid Cap Value Fund                    232,015           --
BP All-Cap Value Fund                    791,371           --
WPG Small Cap Value Fund                 107,004           --
SAM Sustainable Climate Fund               3,191           --
SAM Sustainable Water Fund                21,610           --
SAM Sustainable Global Active Fund       646,846           --

     The differences between book and tax basis components of distributable earning relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term and foreign currency gains are reported as ordinary income for federal income tax purposes.

     The tax character of distributions paid during the fiscal years ended August 31, 2009 and 2008 is as follows:

                                                     2009                                         2008
                               -----------------------------------------------   --------------------------------------
                                ORDINARY    LONG-TERM   RETURN OF                 ORDINARY     LONG-TERM
FUND                             INCOME       GAINS      CAPITAL       TOTAL       INCOME        GAINS         TOTAL
----------------------------   ----------   ---------   ---------   ----------   ----------   -----------   -----------
BP Small Cap Value Fund II     $1,343,179    $     --    $269,326   $1,612,505   $1,470,954   $70,046,429   $71,517,383
BP Long/Short Equity Fund       4,901,142          --          --    4,901,142    1,043,196     7,487,146     8,530,342
BP Mid Cap Value Fund             452,583         882          --      453,465    2,968,866     3,162,248     6,131,114
BP All-Cap Value Fund             474,174     353,246          --      827,420      815,509     1,018,349     1,833,858
WPG Small Cap Value Fund           88,822          --          --       88,822    4,255,795     3,569,142     7,824,937
SAM Sustainable Climate Fund       23,697          --          --       23,697           --            --            --
SAM Sustainable Water Fund         31,563          --          --       31,563           --            --            --

     Distributions from net investment income and short-term capital gains are treated as ordinary income for federal income tax purposes.


                             64 | ANNUAL REPORT 2009

ROBECO INVESTMENT FUNDS

NOTES TO FINANCIAL STATEMENTS (concluded)

     For Federal income tax purposes, capital loss carryforwards represent net realized capital losses of a Fund that may be carried forward for a maximum of eight years and applied against future net capital gains. As of August 31, 2009, the following Funds had capital loss carryforwards available to offset future realized capital gains through the expiration dates indicated below:

FUND                              2016          2017         TOTAL
----------------------------   ----------   -----------   -----------
BP Small Cap Value Fund II     $       --   $15,908,734   $15,908,734
BP Long/Short Equity Fund       3,108,415     1,948,489     5,056,904
BP Mid Cap Value Fund                  --     2,550,027     2,550,027
BP All-Cap Value Fund                  --     1,022,337     1,022,337
WPG Small Cap Value Fund               --     7,340,717     7,340,717
SAM Sustainable Climate Fund        4,482     1,030,355     1,034,837
SAM Sustainable Water Fund             --       183,846       183,846

     Due to limitations imposed by the Internal Revenue Code and the regulations thereunder, losses of $2,326,868 for the BP Long/Short Equity Fund which were acquired in its reorganization with WPG 130/30 Large Cap Core Fund (see Note 9) were reclassed to paid-in capital since they will not be available to offset future capital gains.

     Under federal tax law, foreign currency and capital losses realized after October 31 may be deferred and treated as having arisen on the first day of the following fiscal year. For the fiscal year ended August 31, 2009, the following Funds will defer post-October capital and foreign currency losses to the fiscal year ended August 31, 2010.

                                              FOREIGN
FUND                             CAPITAL     CURRENCY
----------------------------   -----------   --------
BP Small Cap Value Fund II     $18,575,127    $    --
BP Long/Short Equity Fund        3,594,095     15,313
BP Mid Cap Value Fund            4,299,397         --
BP All-Cap Value Fund            2,756,066         --
WPG Small Cap Value Fund         7,972,056         --
SAM Sustainable Climate Fund       462,752      1,440
SAM Sustainable Water Fund         814,646      1,398

9.   FUND REORGANIZATION

     The Board of Directors of the Company and the stockholders of the WPG 130/30 Large Cap Core Fund (approved a plan of reorganization pursuant to which the assets and identified liabilities of the WPG 130/30 Large Cap Core Fund were transferred into the BP Long/Short Equity Fund in exchange for 746,155 Institutional Class shares of the BP Long/Short Equity Fund with a Net Asset Value of $10.72. The reorganization was a tax-free event and took place on April 20, 2009.

     The following information relates to the Funds immediately prior and immediately after the consummation of the reorganization:

                                                            SHARES                    UNREALIZED     CAPITAL LOSS
FUND                                                     OUTSTANDING    NET ASSETS   DEPRECIATION   CARRY FORWARD
------------------------------------------------------   -----------   -----------   ------------   -------------
WPG 130/30 Large Cap Core Fund (before reorganization)      834,162    $ 8,000,331   $(1,467,735)    $(5,435,283)
BP Long/Short Equity Fund Fund (before reorganization)    1,872,054     25,301,128           N/A             N/A
BP Long/Short Equity Fund Fund (after reorganization)     2,618,209     33,301,459           N/A             N/A

10.  SUBSEQUENT EVENT

      Management has evaluated the impact of all subsequent events on the Fund(s) through October 27, 2009, the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements


                             ANNUAL REPORT 2009 | 65

ROBECO INVESTMENT FUNDS

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of The RBB Fund, Inc.:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Robeco Boston Partners Small Cap Value Fund II, Robeco Boston Partners Long/Short Equity Fund, Robeco Boston Partners Mid Cap Value Fund, Robeco Boston Partners All-Cap Value Fund, Robeco WPG Small Cap Value Fund, SAM Sustainable Climate Fund, SAM Sustainable Water Fund, and SAM Sustainable Global Active Fund (eight of the series constituting The RBB Fund, Inc.) (the "Funds") as of August 31, 2009, and the related statements of operations for the year or period then ended, the statements of changes in net assets for each of the years or periods presented in the two year period then ended, and the financial highlights for each of the years or periods presented in the three year period then ended. We have also audited the statement of cash flows for the Robeco Boston Partners Long/Short Equity Fund for the year ended August 31, 2009. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the periods presented through August 31, 2006 were audited by other auditors, whose reports dated October 26, 2006 and February 15, 2005 expressed unqualified opinions on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2009, by correspondence with the custodian and brokers or by other appropriate procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Robeco Boston Partners Small Cap Value Fund II, Robeco Boston Partners Long/Short Equity Fund, Robeco Boston Partners Mid Cap Value Fund, Robeco Boston Partners All-Cap Value Fund, Robeco WPG Small Cap Value Fund, SAM Sustainable Climate Fund, SAM Sustainable Water Fund, and SAM Sustainable Global Active Fund of The RBB Fund, Inc. at August 31, 2009, and the results of their operations for the year or period then ended, the changes in their net assets for each of the years or periods presented in the two year period then ended, their financial highlights for each of the years or periods presented in the three year period then ended, and the statement of cash flows of the Robeco Boston Partners Long/Short Equity Fund for the year then ended, in conformity with U.S. generally accepted accounting principles.


                                                           /s/ Ernst & Young LLP

Philadelphia, Pennsylvania
October 27, 2009


                             66 | ANNUAL REPORT 2009

ROBECO INVESTMENT FUNDS

SHAREHOLDER TAX INFORMATION (unaudited)

Each Fund is required by subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders within 60 days of each Fund's fiscal year end (August 31, 2009) as to the U.S. federal tax status of distributions received by each Fund's shareholders in respect of such fiscal year. During the fiscal year ended August 31, 2009, the following dividends and distributions were paid by each of the Funds:

                                           ORDINARY      LONG-TERM     RETURN OF
                                            INCOME     CAPITAL GAINS    CAPITAL
                                          ----------   -------------   ---------
BP Small Cap Value Fund II ............   $1,343,179      $     --      $269,326
BP Long/Short Equity Fund .............    4,901,142            --            --
BP Mid Cap Value Fund .................      452,583           882            --
BP All-Cap Value Fund .................      474,174       353,246            --
WPG Small Cap Value Fund ..............       88,822            --            --
SAM Sustainable Climate Fund ..........       23,697            --            --
SAM Sustainable Water Fund ............       31,563            --            --

Distributions from net investment income and short-term capital gains are treated as ordinary income for federal tax purposes.

The percentage of total ordinary income dividends paid qualifying for the 15% dividend income tax rate for each Fund is as follows:

BP Small Cap Value Fund II ......................................   100%
BP Long/Short Equity Fund .......................................    11%
BP Mid Cap Value Fund ...........................................   100%
BP All-Cap Value Fund ...........................................    86%
WPG Small Cap Value Fund ........................................   100%
SAM Sustainable Climate Fund ....................................   100%
SAM Sustainable Water Fund ......................................   100%

The percentage of total ordinary income dividends paid qualifying for the corporate dividends received deduction for each Fund is as follows:

BP Small Cap Value Fund II ......................................   100%
BP Long/Short Equity Fund .......................................     8%
BP Mid Cap Value Fund ...........................................   100%
BP All-Cap Value Fund ...........................................    62%
WPG Small Cap Value Fund ........................................   100%
SAM Sustainable Climate Fund ....................................    34%
SAM Sustainable Water Fund ......................................    29%

The SAM Funds paid foreign taxes and recognized foreign source income as follows:

                                                       FOREIGN        FOREIGN
                                                      TAXES PAID   SOURCE INCOME
                                                      ----------   -------------
SAM Sustainable Climate Fund ......................      $3,100        $30,959
SAM Sustainable Water Fund ........................       4,661         61,242
SAM Sustainable Global Active Fund ................       1,382         14,666

These amounts were reported to shareholders as income in 2008. Because each Fund's fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2009. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2010.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by each Fund, if any.

In general, dividends received by tax exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Funds.


                             ANNUAL REPORT 2009 | 67

ROBECO INVESTMENT FUNDS

OTHER INFORMATION (unaudited)

PROXY VOTING

     Policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities as well as information regarding how the Funds voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling
(800) 261-4073 and on the Securities and Exchange Commission's ("SEC") website at http://www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

     The Company files a complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended November 30 and May 31) on Form N-Q. The Company's Form N-Q will be available on the SEC website at http://www.sec.gov and may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. Information on the operation of the SEC Public Reference Room may be obtained by calling (202) 551-8090.

APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

ROBECO INVESTMENT MANAGEMENT

     As required by the 1940 Act, the Board of Directors (the "Board") of the Company, including all of the Directors who are not "interested persons" of the Company, as that term is defined in the 1940 Act (the "Independent Directors"), considered the renewal of the investment advisory agreements between Robeco and the Company on behalf of the Robeco Boston Partners Mid Cap Value Fund, Robeco Boston Partners Long/Short Equity Fund, Robeco Boston Partners Small Cap Value Fund II, Robeco Boston Partners All-Cap Value Fund, and Robeco WPG Small Cap Value Fund (for this section only, the "Advisory Agreements") at a meeting of the Board held on May 7, 2009. At the Meeting, the Board, including all of the Independent Directors, approved the Advisory Agreements for an additional one-year term. The Board's decision to approve the Advisory Agreements reflects the exercise of its business judgment to continue the existing arrangements. In approving the Advisory Agreements, the Board considered information provided by Robeco with the assistance and advice of counsel to the Independent Directors and the Company.

     In considering the renewal of and approval of the Advisory Agreements, the Board took into account all the materials provided prior to and during the meeting, the presentations made during the meeting, and the discussions during the meeting. Among other things, the Board considered (i) the nature, extent, and quality of Robeco's services provided to the Funds; (ii) descriptions of the experience and qualifications of Robeco's personnel providing those services;
(iii) Robeco's investment philosophies and processes; (iv) Robeco's assets under management and client descriptions; (v) Robeco's soft dollar commission and trade allocation policies, including information on the types of research and services obtained in connection with soft dollar commissions; (vi) Robeco's current advisory fee arrangements with the Company and other similarly managed clients; (vii) Robeco's compliance procedures; (viii) Robeco's financial information, insurance coverage and profitability analysis related to providing advisory services to the Funds; (ix) the extent to which economies of scale are relevant to the Funds; (x) a report prepared by Lipper, Inc. ("Lipper") comparing each Fund's management fees and total expense ratio to those of its Lipper peer group and comparing the performance of each Fund to the performance of its Lipper peer group; and (xi) a report comparing the performance of each Fund to the performance of its benchmark.

     As part of their review, the Board considered the nature, extent and quality of the services provided by Robeco. The Board concluded that Robeco had substantial resources to provide services to the Funds and that Robeco's services had been acceptable.

     The Board also considered the investment performance of the Funds and Robeco. Information on the Funds' investment performance was provided for one, three, and five year periods, as applicable. The Board considered the Funds' investment performance in light of their investment objectives and investment strategies. The Board concluded that the investment performance of each of the Funds as compared to their respective benchmarks and Lipper peer groups was acceptable. In reaching these conclusions, the Board also considered the recent extraordinary market conditions.

     The Board also considered the advisory fee rates payable by the Funds under the Advisory Agreements. In this regard, information on the fees paid by the Funds and the Funds' total operating expense ratios (before and after fee waivers and expense reimbursements) were compared to similar information for mutual funds advised by other, unaffiliated investment advisory firms. The Board noted that the advisory fees, after fee waivers, of the Funds, with the exception of the Boston Partners Long/Short Equity Fund and WPG Small Cap Value Fund, were lower than median fees of each Fund's respective peer group. It was noted that the expense structure for the Boston Partners Long/Short Equity Fund is higher due to the


                             68 | ANNUAL REPORT 2009

ROBECO INVESTMENT FUNDS
operation of two separate investment portfolios and the cost of short sales. It was also noted that the contractual advisory fees for the WPG Small Cap Value Fund were lower than the median contractual advisory fees for its respective peer group. In addition, the Board noted that Robeco had contractually agreed to waive management fees and reimburse expenses through December 31, 2011 to limit total annual operating expenses to agreed upon levels for each Fund.

     After reviewing the information regarding Robeco's costs, profitability and economies of scale, and after considering Robeco's services, the Board, including all of the Independent Directors, concluded that the investment advisory fees paid by the Funds were fair and reasonable and that the Advisory Agreement should be approved and continued for an additional one-year period ending August 16, 2010.

     SUSTAINABLE ASSET MANAGEMENT

     As required by the 1940 Act, the Board of the Company, including all of the Independent Directors, considered the initial approval of the investment advisory agreement between SAM and the Company (the "Sustainable Global Active Fund Advisory Agreement") on behalf of the SAM Sustainable Global Active Fund (the "Sustainable Global Active Fund") at a meeting of the Board held on November 13, 2008, for an initial period ending August 16, 2010, and the renewal of the investment advisory agreements between SAM and the Company (for this section only, the "Advisory Agreements") on behalf of the SAM Sustainable Climate Fund and SAM Sustainable Water Fund (for this section only, each a "Fund", together the "Funds") at a meeting of the Board held on May 7, 2009 for an additional one-year term. The Board's decision to approve the Sustainable Global Active Fund Advisory Agreement and the Advisory Agreements reflects the exercise of its business judgment to continue the existing arrangement.

     In considering the approval of the Sustainable Global Active Fund Advisory Agreement with SAM, the Directors took into account all materials provided prior to and during the meeting held on November 13, 2008 (for this section only, the "Meeting"), the presentations made during the Meeting, and the discussions during the Meeting. Among other things, the Directors considered (i) the nature, extent, and quality of SAM's services to be provided to the Sustainable Global Active Fund; (ii) descriptions of the experience and qualifications of the personnel providing those services; (iii) SAM's investment philosophies and processes; (iv) its soft dollar commission and trade allocation policies, including information on the types of research and services obtained in connection with soft dollar commissions; (v) the proposed advisory fee arrangements with the Company and the advisory fee arrangement with other similarly managed clients; (vi) SAM's compliance procedures; (vii) SAM's financial information and insurance coverage; (viii) the extent to which economies of scale are relevant to the Sustainable Global Active Fund; (ix) a report comparing the Sustainable Global Active Fund's proposed advisory fees and expenses; and (x) a report disclosing the firm's composite performance.

     The Directors then determined that the nature, extent and quality of services to be provided by SAM in advising the Sustainable Global Active Fund was satisfactory; the profits expected to be earned by SAM seemed reasonable; and the benefits to be derived by SAM from managing the Fund, including its use of soft dollars and its method for selecting brokers seemed reasonable. The Directors, including all of the Independent Directors, concluded that the advisory fee structure was reasonable for the Sustainable Global Active Fund and determined that the Sustainable Global Active Fund Advisory Agreement should be approved for an initial period ending August 16, 2010.

     In approving the Advisory Agreements with respect to the Funds, the Board considered information provided by SAM with the assistance and advice of counsel to the Independent Directors and the Company.

     In considering the renewal of and approval of the Advisory Agreements, the Board took into account all the materials provided prior to and during the meeting, the presentations made during the meeting, and the discussions during the meeting. Among other things, the Board considered (i) the nature, extent, and quality of SAM's services provided to the Funds; (ii) descriptions of the experience and qualifications of SAM's personnel providing those services; (iii) SAM's investment philosophies and processes; (iv) SAM's assets under management and client descriptions; (v) SAM's trade allocation policies; (vi) SAM's current advisory fee arrangements with the Company and other similarly managed clients;
(vii) SAM's compliance procedures; (viii) SAM's financial information, insurance coverage and profitability analysis related to providing advisory services to the Funds; (ix) the extent to which economies of scale are relevant to the Funds; (x) a report prepared by Lipper comparing each Fund's management fees and total expense ratio to those of its Lipper peer group and comparing the performance of each Fund to the performance of its Lipper peer group; and (xi) a report comparing the performance of each Fund to the performance of its benchmark.


                             ANNUAL REPORT 2009 | 69

ROBECO INVESTMENT FUNDS

     As part of their review, the Board considered the nature, extent and quality of the services provided by SAM. The Board concluded that SAM had substantial resources to provide services to the Funds and that SAM's services had been acceptable.

     The Board also considered the investment performance of the Funds and SAM. The Board considered the Funds' investment performance in light of their investment objectives and investment strategies. The Board concluded that the investment performance of each of the Funds as compared to their respective benchmarks and Lipper peer groups was acceptable. In reaching these conclusions, the Board also considered the recent extraordinary market conditions.

     The Board also considered the advisory fee rates payable by the Funds under the Advisory Agreements. In this regard, information on the fees paid by the Funds and the Funds' total operating expense ratios (before and after fee waivers and expense reimbursements) were compared to similar information for mutual funds advised by other, unaffiliated investment advisory firms. The Board noted that the fees of the Funds were generally high on a relative basis due to the low level of assets in the Funds. In addition, the Board noted that SAM had contractually agreed to waive management fees and reimburse expenses through December 31, 2011 to limit total annual operating expenses to agreed upon levels for each of the Funds.

     After reviewing the information regarding SAM's costs, profitability and economies of scale, and after considering SAM's services, the Board, including all of the Independent Directors, concluded that the investment advisory fees paid by the Funds were fair and reasonable and that the Advisory Agreements should be approved and continued for an additional one-year period ending August 16, 2010.


                             70 | ANNUAL REPORT 2009

ROBECO INVESTMENT FUNDS

FUND MANAGEMENT (unaudited)

     The business and affairs of the Company are managed under the direction of the Company's Board of Directors. The Company is organized under and managed pursuant to Maryland law. The Directors and executive officers of the Company, their dates of birth, business addresses and principal occupations during the past five years are set forth below. The Statement of Additional Information ("SAI") includes additional information about the Directors and is available without charge by calling (800) 261-4073.

                                                                                           NUMBER OF
                                       TERM OF                                           PORTFOLIOS IN
                      POSITION(S)     OFFICE AND                                          FUND COMPLEX              OTHER
   NAME, ADDRESS,         HELD        LENGTH OF           PRINCIPAL OCCUPATION(S)         OVERSEEN BY           DIRECTORSHIPS
AND DATE OF BIRTH      WITH FUND    TIME SERVED(1)          DURING PAST 5 YEARS            DIRECTOR*          HELD BY DIRECTOR
--------------------  -----------  ---------------  -----------------------------------  -------------  ----------------------------
                                                       DISINTERESTED DIRECTORS

Nicholas A. Giordano  Director     2006 to present  Consultant, financial services             19       Kalmar Pooled Investment
103 Bellevue Parkway                                organizations from 1997 to present.                 Trust; (registered
Wilmington, DE 19809                                                                                    investment company) WT
DOB: 3/43                                                                                               Mutual Fund; (registered
                                                                                                        investment company)
                                                                                                        Independence Blue Cross;
                                                                                                        IntriCon Corporation (body
                                                                                                        worn device company)

Francis J. McKay      Director     1988 to present  Retired; Vice President, Fox Chase          19                   None
103 Bellevue Parkway                                Cancer Center (biomedical research
Wilmington, DE 19809                                and medical care) (2000-2004).
DOB: 12/35

Arnold M. Reichman    Chairman     2005 to present  Director, Gabelli Group Capital            19                   None
103 Bellevue Parkway                                Partners, L.P. (an investment
Wilmington, DE 19809  Director     1991 to          partnership) from 2000 to 2006.
DOB: 5/48                          present

Marvin E. Sternberg   Director     1991 to present  Since 1974, Chairman, Director and         19       MTI Holding Group, Inc.
103 Bellevue Parkway                                President, MTI Holding Group, Inc.                  (formerly known as Moyco
Wilmington, DE 19809                                (formerly known as Moyco                            Technologies, Inc.)
DOB: 3/34                                           Technologies, Inc.) (manufacturer
                                                    of precision coated and industrial
                                                    abrasives).

Robert A. Straniere   Director     2006 to present  Since 2009, Administrative Law             19       Reich and Tang Group (asset
103 Bellevue Parkway                                Judge, New York City. Founding                      management); The SPARX Asia
Wilmington, DE 19809                                Partner, Straniere Law Firm (1980                   Funds Group (registered
DOB: 3/41                                           to date); Partner, Gotham                           investment company)
                                                    Strategies (consulting firm) (2005
                                                    to date); Partner, The Gotham
                                                    Global Group (consulting firm)
                                                    (2005 to date); President, The New
                                                    York City Hot Dog Company (2005 to
                                                    date); Partner, Kanter-Davidoff
                                                    (law firm) (2006 to present).

* Each Director oversees nineteen portfolios of the Company that are currently offered for sale.

(1) Subject to the Company's Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until the last day of year 2011, whichever is later, or until his successor is elected and qualified or his death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. Each officer holds office at the pleasure of the Board of Directors until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.


                             ANNUAL REPORT 2009 | 71

ROBECO INVESTMENT FUNDS

                                                                                           NUMBER OF
                                       TERM OF                                           PORTFOLIOS IN
                      POSITION(S)     OFFICE AND                                          FUND COMPLEX              OTHER
   NAME, ADDRESS,         HELD        LENGTH OF           PRINCIPAL OCCUPATION(S)         OVERSEEN BY           DIRECTORSHIPS
AND DATE OF BIRTH      WITH FUND    TIME SERVED(1)          DURING PAST 5 YEARS            DIRECTOR*          HELD BY DIRECTOR
--------------------  -----------  ---------------  -----------------------------------  -------------  ----------------------------

                                                       INTERESTED DIRECTORS(2)

Julian A. Brodsky     Director     1988 to present  Since 1969, Director and Vice              19       Comcast Corporation; AMDOCS
103 Bellevue Parkway                                Chairman, Comcast Corporation                       Limited (service provider to
Wilmington, DE 19809                                (cable television and                               telecommunications
DOB: 7/33                                           communications).                                    companies)

Robert Sablowsky      Director     1991 to present  Since July 2002, Senior Vice               19       Kensington Funds (registered
103 Bellevue Parkway                                President and prior thereto,                        investment company) 6
Wilmington, DE 19809                                Executive Vice President of                         Portfolios
DOB: 4/38                                           Oppenheimer & Co., Inc., formerly
                                                    Fahnestock & Co., Inc. (a
                                                    registered broker-dealer). Since
                                                    November 2004, Director of
                                                    Kensington Funds.

J. Richard Carnall    Director     2002 to present  Director of Haydon Bolts, Inc.             19       Cornerstone Bank
103 Bellevue Parkway                                (bolt manufacturer) and Parkway
Wilmington, DE 19809                                Real Estate Company (subsidiary of
DOB: 9/38                                           Haydon Bolts, Inc.) since 1984; and
                                                    Director of Cornerstone Bank since
                                                    March 2004.

* Each Director oversees nineteen portfolios of the Company that are currently offered for sale.

(1) Subject to the Company's Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until the last day of year 2011, whichever is later, or until his successor is elected and qualified or his death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. Each officer holds office at the pleasure of the Board of Directors until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

(2) Messrs. Brodsky, Carnall and Sablowsky are considered "interested persons" of the Company as that term is defined in the 1940 Act and are referred to as "Interested Directors." Mr. Brodsky is an "Interested Director" of the Company because a family foundation and certain family trusts own shares of JPMorgan Chase & Co. The investment adviser to the Company's Bear Stearns CUFS MLP Mortgage Portfolio, Bear Stearns Asset Management, Inc., is an indirect subsidiary of JPMorgan Chase. Mr. Carnall is an "Interested Director" of the Company because he owns shares of The PNC Financial Services Group, Inc. The investment adviser to the Company's Money Market Portfolio, BlackRock Institutional Management Corporation, and the Company's principal underwriter, PFPC Distributors, Inc., are indirect subsidiaries of The PNC Financial Services Group, Inc. Mr. Sablowsky is considered an "Interested Director" of the Company by virtue of his position as an officer of Oppenheimer & Co., Inc., a registered broker-dealer.


                             72 | ANNUAL REPORT 2009

ROBECO INVESTMENT FUNDS

FUND MANAGEMENT (unaudited) (concluded)

                                                                                                           NUMBER OF
                                                                                                           PORTFOLIOS
                                                                                                            IN FUND        OTHER
                              POSITION(S)     TERM OF OFFICE                                                COMPLEX    DIRECTORSHIPS
        NAME, ADDRESS,            HELD         AND LENGTH OF             PRINCIPAL OCCUPATION(S)          OVERSEEN BY     HELD BY
      AND DATE OF BIRTH        WITH FUND        TIME SERVED                DURING PAST 5 YEARS              DIRECTOR      DIRECTOR
----------------------------  -----------  --------------------  ---------------------------------------  -----------  -------------
                                                              OFFICERS
Salvatore Faia, Esquire, CPA  President    President June 2009   President, Vigilant Compliance Services      N/A           N/A
Vigilant Compliance Services  and Chief    to present and Chief  since 2004; Senior Legal Counsel, PNC
713 Chelsea Road              Compliance   Compliance Officer    Global Investment Servicing (U.S.),
Mullica Hill, NJ 08062        Officer      2004 to present       Inc. from 2002 to 2004; and Director
DOB: 12/62                                                       of  Energy Income Partnership since
                                                                 2005.

Joel Weiss                    Treasurer    June 2009 to present  Vice President and Managing Director,        N/A           N/A
103 Bellevue Parkway                                             PNC Global Investment Servicing (U.S.)
Wilmington, DE 19809                                             Inc. since 1993
DOB: 1/63

Jennifer Rogers               Secretary    2007 to present       Since 2005, Vice President and Counsel,      N/A           N/A
103 Bellevue Parkway                                             PNC Global Investment Servicing
Wilmington, DE 19809                                             (U.S.), Inc. (financial services
DOB: 7/74                                                        company); Associate, Stradley, Ronon,
                                                                 Stevens &  Young, LLC (law firm) from
                                                                 1999 to 2005.

James G. Shaw                 Assistant    2005 to present       Since 1995, Vice President of PNC            N/A           N/A
103 Bellevue Parkway          Treasurer                          Global Investment Servicing (U.S.)
Wilmington, DE 19809                                             Inc. (financial services company)
DOB: 10/60

Michael P. Malloy             Assistant    1999 to present       Partner, Drinker Biddle & Reath LLP          N/A           N/A
One Logan Square              Secretary                          (law firm) since 1993
18th and Cherry Streets
Philadelphia, PA 19103
DOB: 7/59

* Each Director oversees nineteen portfolios of the Company that are currently offered for sale.

(1) Subject to the Company's Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until the last day of year 2011, whichever is later, or until his successor is elected and qualified or his death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. Each officer holds office at the pleasure of the Board of Directors until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.


                             ANNUAL REPORT 2009 | 73

                               INVESTMENT ADVISERS

                        Robeco Investment Management Inc.
                                909 Third Avenue
                               New York, NY 10022
                                       or
                     Sustainable Asset Management USA, Inc.
                          909 Third Avenue, 32nd Floor
                               New York, NY 10022
                                       and
                                Josefstrasse 218
                           CH-8005 Zurich, Switzerland

                                  ADMINISTRATOR

                  PNC Global Investment Servicing (U.S.), Inc.
                              301 Bellevue Parkway
                              Wilmington, DE 19809

                                 TRANSFER AGENT

                  PNC Global Investment Servicing (U.S.), Inc.
                                101 Sabin Street
                               Pawtucket, RI 02860

                              PRINCIPAL UNDERWRITER

                             PFPC Distributors, Inc.
                                 760 Moore Road
                            King of Prussia, PA 19406

                                    CUSTODIAN

                               PFPC Trust Company
                               8800 Tinicum Blvd.
                                    Suite 200
                             Philadelphia, PA 19153

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

                                Ernst & Young LLP
                               Two Commerce Square
                         2001 Market Street, Suite 4000
                             Philadelphia, PA 19103

                                     COUNSEL

                           Drinker Biddle & Reath LLP
                                One Logan Square
                             18th and Cherry Streets
                           Philadelphia, PA 19103-6996

                               THE SCHNEIDER FUNDS
                       ANNUAL INVESTMENT ADVISER'S REPORT
                                 AUGUST 31, 2009
                                   (UNAUDITED)

Fellow Shareholder:

     This annual report for the Schneider Funds covers the fiscal year ended August 31, 2009.

     The year unfolded as a tale of two divergent equity markets, although the net result for the period was an overall decline. The broad-market Russell 3000 Index posted a -18.6% return.

     From September 2008 through February of this year, the Russell 3000 Index posted negative returns in five out of six months for a stunning 42.6% decline. The ongoing financial and credit crisis dramatically intensified when Lehman Brothers collapsed and subsequently several major financial institutions suffered a modern day "run on the bank." Confidence disappeared, credit markets seized up, and global economies went into a tailspin. These extraordinary events were followed by massive efforts by governments and central banks to pump liquidity and restore confidence in the financial system.

     The unparalleled financial and economic stress that dominated the first half of the fiscal year presented extraordinary challenges for deep value investors like us. It was difficult for many investors to maintain a long-term focus when facing widespread fears of falling into a financial and economic abyss.

     From March through August, equities rebounded sharply by posting positive performance every month with an overall 41.8% return for the Russell 3000 Index. Credit markets displayed evidence of a slow healing after last year's crisis conditions. Investors appeared relieved that a catastrophic scenario for the markets had been avoided, and equities were helped by anticipation of a stabilizing economy and eventual path to recovery.

     During the second half of the fiscal year, the Funds outperformed their benchmarks by a substantial margin. The extreme headwinds for deep value investors abated somewhat, particularly the unprecedented widening in credit spreads that occurred in the midst of the financial crisis. Since last spring, we have seen a partial return towards more normal credit conditions.

     The severe disruption in the equity markets allowed us to make long-term investments in very attractive - even extraordinary -opportunities. We took advantage of the panic to invest in compelling values in select segments of the technology and energy sectors, and to add to positions in preexisting holdings that were unreasonably punished.

     It appears that the longest and deepest U.S. recession in post-war history has thankfully ended. A recovery during the next year should be driven by two important elements. First, the abrupt collapse in confidence and output a year ago was met with a commensurately huge monetary and fiscal response. Second, the sharp and long inventory drawdown that occurred should contribute powerfully to GDP going forward as the pace of destocking moderates and is followed in 2010 by an absolute upturn in the inventory cycle. Growth overseas should be even stronger due to these factors, plus a much smaller drag from the credit crunch.

     However, we are concerned that the U.S. recovery beyond 2010 could be weak. With total federal outlays reaching 28% of GDP, a level not seen in over 60 years, the economy will have to face the repercussions of massive deficit spending. Combined with an estimated doubling of the government debt-to-GDP ratio over the next five years, the likely outcome will be additional tax and regulatory burdens that stifle productivity and aggregate demand.

     On the other hand, we see few longer-term impediments to growth in the developing economies, particularly India, mainland Asia, and South America. These regions generally do not have an excessive debt burden and have largely escaped the housing bust.

     Although both Funds have staged a notable performance rebound from the March lows, our valuation measures indicate that the portfolios are still much cheaper than the historical average. In addition, the companies included in the Fund's holdings, should mount an earnings recovery from levels that became very depressed during the severe economic slump.

     We appreciate the confidence you have placed in us to manage this portion of your assets with discipline, skill and a long-term perspective.


/s/ Arnold C. Schneider

Arnold C. Schneider III, CFA
Portfolio Manager
Schneider Capital Management

                               THE SCHNEIDER FUNDS
                 ANNUAL INVESTMENT ADVISER'S REPORT (CONTINUED)
                                 AUGUST 31, 2009
                                   (UNAUDITED)

SCHNEIDER VALUE FUND - PORTFOLIO REVIEW

Performance picked up markedly during the second half of the fiscal year. The Schneider Value Fund (the "Value Fund") returned 67.48% compared to 44.21% for the Russell Value 1000 Index (the "Index") during the six months ended August 31, 2009. For the full fiscal year, the -22.06% return for the Value Fund compared to a -20.27% return for the Index. Since inception, the Value Fund's longer-term performance exceeded the benchmark (see table on page 3).

We began the fiscal year with an overweight in technology, which is our typical posture during recessions, and expanded our position when the economy imploded last September after the collapse of Lehman Brothers. This decision proved to be highly beneficial during the fiscal year. We had particular success with semiconductor capital equipment makers such as ASML Holding. Capital spending by semiconductor companies was running at multi-year lows and significantly below trend. With the useful life of a semiconductor fabrication plant averaging five years, we believe that manufacturers must eventually begin their next capacity expansion cycle in order to remain competitive.

After an unrewarding stretch of investing in the financial services sector, our patience and experience was rewarded with a strong showing during the fiscal year. Annaly Capital Management Inc., a non-credit risk agency mortgage REIT we have owned since 2005 with much success, was a calm port during the financial storm. Timely investments earlier in 2009 in several insurance names also made a favorable contribution during the period.

Our more recent increase in exposure to U.S. natural gas and coal mining stocks detracted modestly from performance during the period. As natural gas and coal prices plummeted during the fall of 2008, we seized the opportunity to increase our positions in these segments at very attractive valuations. The current oversupply situation in both commodities should be self-correcting with the aggressive cutbacks in production we have seen in conjunction with the natural depletion rate of these resources. We have focused our investments in companies that possess significant lower-cost reserves and sufficient capital to ramp up production when the pricing picture improves. There is tremendous operating and earnings leverage as these industries swing toward a supply-demand balance.

What is less compelling is the opportunity for near- to intermediate-term earnings growth in some of the deepest cyclical areas of the market, including many basic materials, industrial commodities and commercial real estate stocks. The capacity utilization rate in the U.S. has sunk to an all-time low, and we have a long way to go in many basic industries to get back to what would even be considered average levels. The Fund is generally underweighted in these areas.

TEN LARGEST HOLDINGS

Chesapeake Energy Corp.         6.7%
Dell Inc.                       5.8%
Arch Coal Inc.                  5.4%
RRI Energy Inc.                 5.2%
Bank of America Corp.           5.0%
Annaly Capital Mgmt Inc. REIT   4.9%
Forest Oil Corp.                4.6%
Capital One Financial Corp.     4.0%
NVR Inc.                        4.0%
Intl Rectifier Corp.            3.8%

As a percentage of net assets on August 31, 2009

----------
THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO MOST RECENT MONTH-END, PLEASE CALL 1-888-520-3277.

The Funds are actively managed on a daily basis, and the securities mentioned herein may not be representative of current or future portfolio composition. For more specific information about Fund holdings, please refer to the Portfolio of Investments section in this report.

Small company stocks are generally riskier than large company stocks due to greater volatility and less liquidity.

Unmanaged indices are not available for direct investment and do not incur expenses or sales charges.

                               THE SCHNEIDER FUNDS
                              SCHNEIDER VALUE FUND
                 ANNUAL INVESTMENT ADVISER'S REPORT (CONTINUED)
                           AUGUST 31, 2009 (UNAUDITED)

             Comparison of Change in Value of $10,000 Investment in
              Schneider Value Fund vs. Russell 1000(R) Value Index

                               (PERFORMANCE GRAPH)

                                 Russell 1000 Value
                                Index Aggregate Inst
              Schneider Value        & Investor
              ---------------   --------------------
30-Sep-02          10000                 10000
8/31/03            14846               12418.1
8/31/04            19034               14593.5
8/31/05            22720               17052.9
8/31/2006          25185               19428.1
8/31/2007          28932               21927.1
8/31/2008          21684               18709.2
8/31/2009          16901               14917.6

The chart assumes a hypothetical $10,000 initial investment in the Fund made on September 30, 2002 (inception) and reflects Fund expenses. Investors should note that the Fund is a professionally managed mutual fund while the Russell 1000(R) Value Index is unmanaged, does not incur sales charges and/or expenses and is not available for investment.

               Total Returns for the Periods Ended August 31, 2009

                                              AVERAGE ANNUAL
                                         -----------------------
                                                         SINCE
                              ONE YEAR   FIVE YEARS   INCEPTION*
                              --------   ----------   ----------
SCHNEIDER VALUE                -22.06%     -2.35%        7.88%
RUSSELL 1000(R) VALUE INDEX    -20.27%      0.45%        5.95%

*    Inception date: September 30, 2002

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. SCHNEIDER CAPITAL MANAGEMENT CONTRACTUALLY AGREED TO WAIVE A PORTION OF ITS ADVISORY FEE AND REIMBURSE A PORTION OF THE FUND'S OPERATING EXPENSES, AS NECESSARY, TO MAINTAIN THE EXPENSE LIMITATION, AS SET FORTH IN THE NOTES TO THE FINANCIAL STATEMENTS. TOTAL RETURNS SHOWN INCLUDE FEE WAIVERS AND EXPENSE REIMBURSEMENTS, IF ANY; TOTAL RETURNS WOULD HAVE BEEN LOWER HAD THERE BEEN NO WAIVER OR REIMBURSEMENT OF FEES AND EXPENSES IN EXCESS OF EXPENSE LIMITATIONS. RETURNS SHOWN INCLUDE THE REINVESTMENT OF ALL DIVIDENDS AND OTHER DISTRIBUTIONS AND DO NOT REFLECT TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 1-888-520-3277. THE FUND'S GROSS AND NET ANNUAL OPERATING EXPENSES, AS STATED IN THE CURRENT PROSPECTUS, ARE 1.11% AND 0.92%, RESPECTIVELY. SHARES OF THE FUND NOT PURCHASED THROUGH REINVESTED DIVIDENDS OR CAPITAL GAINS AND HELD LESS THAN 90 DAYS ARE SUBJECT TO A 1.00% REDEMPTION FEE.

The Fund's aggregate total return since inception is based on an increase in net asset value from $10.00 per share on September 30, 2002 (inception) to $12.14 per share on August 31, 2009, adjusted for dividends and distributions totaling $6.17 per share paid from net investment income and realized gains.

Portfolio composition is subject to change.

                               THE SCHNEIDER FUNDS
                 ANNUAL INVESTMENT ADVISER'S REPORT (CONTINUED)
                                 AUGUST 31, 2009
                                   (UNAUDITED)

SCHNEIDER SMALL CAP VALUE FUND - PORTFOLIO REVIEW

Performance surged during the second half of the fiscal year. The Schneider Small Cap Value Fund (the "Small Cap Value Fund") produced a 88.98% return compared to 50.12% for the benchmark Russell 2000 Value Index (the "Index") during the six months ended August 31, 2009. The Small Cap Value Fund's -13.20% return for the full fiscal year outpaced the -20.68% for the Index. Long-term performance results also surpassed the benchmark (see table on page 5).

The primary drivers of the favorable relative performance were our security selection and weightings in the technology and energy sectors. The severe disruption in the equity markets presented an uncommon opportunity to invest in companies with attractive valuations and a promising fundamental outlook.

Pockets of the depressed technology sector offered tremendous value during the market meltdown, and we measurably increased our exposure. Investor panic had even driven down several holdings to prices below the net cash per share on the balance sheet, including Entegris, Openwave Systems and ModusLink Global Solutions. These names rebounded strongly since last spring. We still hold a favorable fundamental outlook for our investments, even though some of the stocks have less remaining upside potential after their strong run. Although there were few tech spending excesses before the recession hit, business capital expenditures went into a sharp decline. This underinvestment and sharp reduction in inventories should inevitably lead to an equipment spending rebound now that the global economy has stabilized and credit conditions have improved markedly. Tech company balance sheets are generally in better shape than many other industrials, and we favor the global scope of their businesses.

The energy sector is the area that saw the largest increase in weighting compared to a year ago. We have made these investments with high conviction and a willingness to be patient in light of the sizable upside potential.

The Fund has significant exposure, both direct and indirect, to U.S. natural gas. The fundamental story is tracking with our expectations. Supply is beginning to fall sequentially in response to the 60% pull-back in drilling activity and natural depletion rates should eventually contribute to a large decline in supplies. We expect a tightening in U.S. natural gas supply and demand sometime in 2010, assuming normal temperature patterns. Our gas exploration & production companies are expected to benefit directly, while investments in coal mining stocks stand to gain indirectly from higher gas prices. Production cutbacks in the central Appalachia region, which we expect to continue into 2010, should help reduce the current oversupply situation in coal.

TEN LARGEST HOLDINGS

Entegris Inc.                     5.5%
Massey Energy Co.                 5.0%
Arch Coal Inc.                    4.8%
SandRidge Energy Inc.             4.5%
NVR Inc.                          4.2%
Forest Oil Corp.                  3.1%
Anworth Mtge Asset Corp REIT.     3.0%
AAR Corp.                         3.0%
ModusLink Global Solutions Inc.   2.6%
Regions Financial Corp.           2.5%

As a percentage of net assets on August 31, 2009

----------
THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO MOST RECENT MONTH-END, PLEASE CALL 1-888-520-3277.

The Funds are actively managed on a daily basis, and the securities mentioned herein may not be representative of current or future portfolio composition. For more specific information about Fund holdings, please refer to the Portfolio of Investments section in this report.

Small company stocks are generally riskier than large company stocks due to greater volatility and less liquidity.

Unmanaged indices are not available for direct investment and do not incur expenses or sales charges.

                               THE SCHNEIDER FUNDS
                         SCHNEIDER SMALL CAP VALUE FUND
                 ANNUAL INVESTMENT ADVISER'S REPORT (CONTINUED)
                           AUGUST 31, 2009 (UNAUDITED)

             Comparison of Change in Value of $10,000 Investment in Schneider Small Cap Value Fund vs. Russell 2000(R) Value Index

                               (PERFORMANCE GRAPH)

            Schneider Small   Russell 2000
             Cap Value Fund    Value Index
            ---------------   ------------
31-Aug-99        10000            10000
31-Aug-00        11372            11370
31-Aug-01        13640            13421
8/31/02          12173            12669
8/31/03          18636            15669
8/31/04          25716            18724
8/31/05          33834            22956
8/31/2006        36469            25874
8/31/2007        36732            27595
8/31/2008        29467            25519
8/31/2009        25577            20240

The chart assumes a hypothetical $10,000 initial investment in the Fund made on August 31, 1999 and reflects Fund expenses. Investors should note that the Fund is a professionally managed mutual fund while the Russell 2000(R) Value Index is unmanaged, does not incur sales charges and/or expenses and is not available for investment.

               Total Returns for the Periods Ended August 31, 2009

                                        AVERAGE ANNUAL
                              ---------------------------------
                              ONE YEAR   FIVE YEARS   TEN YEARS
                              --------   ----------   ---------
SCHNEIDER SMALL CAP VALUE      -13.20%     -0.11%       9.85%
RUSSELL 2000(R) VALUE INDEX    -20.68%      1.57%       7.31%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. SCHNEIDER CAPITAL MANAGEMENT CONTRACTUALLY AGREED TO WAIVE A PORTION OF ITS ADVISORY FEE AND REIMBURSE A PORTION OF THE FUND'S OPERATING EXPENSES, AS NECESSARY, TO MAINTAIN THE EXPENSE LIMITATION, AS SET FORTH IN THE NOTES TO THE FINANCIAL STATEMENTS. TOTAL RETURNS SHOWN INCLUDE FEE WAIVERS AND EXPENSE REIMBURSEMENTS, IF ANY; TOTAL RETURNS WOULD HAVE BEEN LOWER HAD THERE BEEN NO WAIVER OR REIMBURSEMENT OF FEES AND EXPENSES IN EXCESS OF EXPENSE LIMITATIONS. RETURNS SHOWN INCLUDE THE REINVESTMENT OF ALL DIVIDENDS AND OTHER DISTRIBUTIONS AND DO NOT REFLECT TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 1-888-520-3277. THE FUND'S GROSS AND NET ANNUAL OPERATING EXPENSES, AS STATED IN THE CURRENT PROSPECTUS, ARE 1.51% AND 1.17% RESPECTIVELY. SHARES OF THE FUND NOT PURCHASED THROUGH REINVESTED DIVIDENDS OR CAPITAL GAINS AND HELD LESS THAN ONE YEAR ARE SUBJECT TO A 1.75% REDEMPTION FEE

The Fund's annualized ten year return is based on an increase in net asset value from $10.00 per share on August 31, 1999 to $12.34 per share on August 31, 2009, adjusted for dividends and distributions totaling $29.45 per share paid from net investment income and realized gains.

Small company stocks are generally riskier than large company stocks due to greater volatility and less liquidity.

Portfolio composition is subject 30000 to change.

                               THE SCHNEIDER FUNDS

                             FUND EXPENSE EXAMPLES

                                  (UNAUDITED)

As a shareholder of the Fund(s), you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund(s) and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the year from March 1, 2009 through August 31, 2009, and held for the entire period.

ACTUAL EXPENSES

The first line of the accompanying tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the accompanying tables provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the accompanying tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                           SCHNEIDER VALUE FUND
                                 ---------------------------------------------------------------
                                 BEGINNING ACCOUNT VALUE   ENDING ACCOUNT VALUE   EXPENSES PAID
                                      MARCH 1, 2009          AUGUST 31, 2009      DURING PERIOD*
                                 -----------------------   --------------------   --------------
Actual                                 $1,000.00                $1,674.50             $6.07
Hypothetical (5% return before
   expenses)                            1,000.00                 1,020.61              4.59

                                                    SCHNEIDER SMALL CAP VALUE FUND
                                 ---------------------------------------------------------------
                                 BEGINNING ACCOUNT VALUE   ENDING ACCOUNT VALUE   EXPENSES PAID
                                        MARCH 1, 2009        AUGUST 31, 2009      DURING PERIOD*
                                 -----------------------   --------------------   --------------
Actual                                 $1,000.00                $1,889.70             $8.38
Hypothetical (5% return before
   expenses)                            1,000.00                 1,019.34              5.87

* Expenses are equal to an annualized six-month expense ratio of 0.90% for the Schneider Value Fund and 1.15% for the Schneider Small Cap Value Fund, which includes waived fees or reimbursed expenses, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365 to reflect the one-half year period. The Fund's ending account values on the first line in each table are based on the actual six-month total return for each Fund of 67.45% for the Schneider Value Fund and 88.97% for the Schneider Small Cap Value Fund.

                               THE SCHNEIDER FUNDS
                              SCHNEIDER VALUE FUND
                        PORTFOLIO HOLDINGS SUMMARY TABLE
                                AUGUST 31, 2009
                                  (UNAUDITED)

                                                  % OF NET
                                                   ASSETS         VALUE
                                                  --------   ------------
Domestic Common Stocks:
   Oil & Gas ..................................     12.2%    $ 14,442,806
   Banks ......................................      9.4       11,093,026
   Insurance ..................................      9.1       10,823,215
   Coal .......................................      8.3        9,863,182
   Semiconductors .............................      8.1        9,542,309
   Energy & Utilities .........................      7.6        9,062,853
   Real Estate Investment Trusts ..............      7.4        8,827,226
   Home Builders ..............................      6.6        7,784,110
   Computers ..................................      5.9        6,953,058
   Electronics ................................      3.4        3,983,909
   Automobile Parts & Equipment ...............      2.6        3,143,248
   Food .......................................      2.5        2,937,802
   Retail .....................................      2.2        2,619,262
   Health Care - Services .....................      2.1        2,458,342
   Manufacturing ..............................      1.7        2,002,010
   Automobile Manufacturers ...................      1.4        1,665,821
   Health Care - Products .....................      1.3        1,569,741
   Aerospace & Defense ........................      1.3        1,550,449
   Leisure Time ...............................      1.1        1,269,743
   Media ......................................      1.0        1,151,070
   Telecommunications .........................      0.9        1,021,499
   Pharmaceuticals ............................      0.8          981,180
   Life & Health Insurance ....................      0.5          647,889
   Chemicals ..................................      0.3          406,916
Exchange Traded Fund ..........................      2.3        2,690,835
Preferred Stock ...............................      0.4          473,245
Liabilities in Excess of Other Assets .........     (0.4)        (497,740)
                                                   -----     ------------
NET ASSETS ....................................    100.0%    $118,467,006
                                                   =====     ============

----------
Portfolio holdings are subject to change at any time.

    The accompanying notes are an integral part of the financial statements.

                               THE SCHNEIDER FUNDS
                         SCHNEIDER SMALL CAP VALUE FUND
                        PORTFOLIO HOLDINGS SUMMARY TABLE
                                 AUGUST 31, 2009
                                   (UNAUDITED)

                                                  % OF NET
                                                   ASSETS        VALUE
                                                  --------   -----------
Domestic Common Stocks:
   Semiconductors .............................     12.9%    $12,665,277
   Coal .......................................      9.8       9,658,247
   Oil & Gas ..................................      7.6       7,482,689
   Internet ...................................      6.7       6,569,655
   Real Estate Investment Trusts ..............      6.1       5,970,660
   Commercial Services ........................      5.8       5,715,633
   Computers ..................................      5.3       5,253,465
   Aerospace & Defense ........................      5.1       4,970,273
   Home Builders ..............................      4.7       4,631,343
   Banks ......................................      4.2       4,160,666
   State Commercial Banks .....................      3.9       3,829,251
   Energy & Utilities .........................      3.1       2,997,066
   Retail .....................................      2.9       2,890,934
   Insurance ..................................      2.8       2,705,597
   Building Materials .........................      1.8       1,815,858
   Healthcare - Products ......................      1.5       1,485,315
   Software ...................................      1.3       1,244,250
   Apparel ....................................      1.2       1,157,276
   Leisure Time ...............................      1.0       1,029,053
   Automobile Parts & Equipment ...............      1.0         966,195
   Automobile Manufacturers ...................      0.9         885,802
   Airlines ...................................      0.9         875,871
   Financial ..................................      0.8         768,642
   Real Estate ................................      0.7         730,952
   Electronics ................................      0.7         705,307
   Food .......................................      0.7         680,612
   Transportation .............................      0.7         669,056
   Chemicals ..................................      0.5         512,195
   Industrial .................................      0.4         426,915
   Telecommunications .........................      0.4         348,090
   Savings & Loans ............................      0.2         180,900
   Distribution/Wholesale .....................      0.0          10,212
Exchange Traded Fund ..........................      2.1       2,062,452
Corporate Bonds ...............................      0.0           5,025
Other Assets in Excess of Liabilities .........      2.3       2,221,886
                                                   -----     -----------
NET ASSETS ....................................    100.0%    $98,282,620
                                                   =====     ===========

----------
Portfolio holdings are subject to change at any time.

    The accompanying notes are an integral part of the financial statements.

                               THE SCHNEIDER FUNDS
                              SCHNEIDER VALUE FUND
                            PORTFOLIO OF INVESTMENTS
                                 AUGUST 31, 2009

                                                    SHARES            VALUE
                                                --------------   ---------------
DOMESTIC COMMON STOCKS -- 97.7%
AEROSPACE & DEFENSE -- 1.3%
Boeing Co. (The) ............................           31,215   $     1,550,449
                                                                 ---------------
AUTOMOBILE MANUFACTURERS -- 1.4%
Navistar International Corp.* ...............           38,525         1,665,821
                                                                 ---------------
AUTOMOBILE PARTS & EQUIPMENT -- 2.6%
Magna International, Inc., Class A ..........           68,765         3,143,248
                                                                 ---------------
BANKS -- 9.4%
Bank of America Corp. .......................          337,410         5,935,042
Capital One Financial Corp. .................          126,270         4,708,608
JPMorgan Chase & Co. ........................           10,340           449,376
                                                                 ---------------
                                                                      11,093,026
                                                                 ---------------
CHEMICALS -- 0.3%
Cytec Industries, Inc. ......................           14,085           406,916
                                                                 ---------------
COAL -- 8.3%
Arch Coal, Inc. .............................          371,845         6,440,355
Consol Energy, Inc. .........................           91,495         3,422,827
                                                                 ---------------
                                                                       9,863,182
                                                                 ---------------
COMPUTERS -- 5.9%
Dell, Inc.* .................................          439,233         6,953,058
                                                                 ---------------
ELECTRONICS -- 3.4%
Avnet, Inc.* ................................          149,490         3,983,909
                                                                 ---------------
ENERGY & UTILITIES -- 7.6%
Allegheny Energy, Inc. ......................          109,495         2,891,763
RRI Energy, Inc.* ...........................        1,038,904         6,171,090
                                                                 ---------------
                                                                       9,062,853
                                                                 ---------------
FOOD -- 2.5%
Tyson Foods, Inc., Class A ..................          245,021         2,937,802
                                                                 ---------------
HEALTH CARE - PRODUCTS -- 1.3%
Boston Scientific Corp.* ....................          133,595         1,569,741
                                                                 ---------------
HEALTH CARE - SERVICES -- 2.1%
Brookdale Senior Living, Inc. ...............          154,710         2,458,342
                                                                 ---------------
HOME BUILDERS -- 6.6%
NVR, Inc.* ..................................            6,969         4,705,817
Pulte Homes, Inc. ...........................          240,868         3,078,293
                                                                 ---------------
                                                                       7,784,110
                                                                 ---------------

                                                    SHARES            VALUE
                                                --------------   ---------------
INSURANCE -- 9.1%
Allstate Corp., (The) .......................          109,240   $     3,210,564
Brown & Brown, Inc. .........................          107,050         2,127,084
Fidelity National Financial, Inc., Class A ..           40,466           607,799
Genworth Financial, Inc., Class A ...........          240,746         2,542,278
Hartford Financial Services Group, Inc. .....           34,140           809,801
RenaissanceRe Holdings, Ltd. ................           28,020         1,525,689
                                                                 ---------------
                                                                      10,823,215
                                                                 ---------------
LEISURE TIME -- 1.1%
Carnival Corp. ..............................           43,410         1,269,743
                                                                 ---------------
LIFE & HEALTH INSURANCE -- 0.5%
AFLAC, Inc. .................................           15,950           647,889
                                                                 ---------------
MANUFACTURING -- 1.7%
PACCAR, Inc. ................................           55,350         2,002,010
                                                                 ---------------
MEDIA -- 1.0%
Liberty Media Corp., Series A* ..............           60,297         1,151,070
                                                                 ---------------
OIL & GAS -- 12.2%
Chesapeake Energy Corp. .....................          349,331         7,978,719
EXCO Resources, Inc.* .......................           13,335           195,491
Forest Oil Corp.* ...........................          349,334         5,491,530
Patterson-UTI Energy, Inc. ..................           58,470           777,066
                                                                 ---------------
                                                                      14,442,806
                                                                 ---------------
PHARMACEUTICALS -- 0.8%
Omnicare, Inc. ..............................           42,865           981,180
                                                                 ---------------
REAL ESTATE INVESTMENT TRUSTS -- 7.4%
Annaly Capital Management, Inc. .............          335,803         5,822,823
MFA Financial, Inc. .........................          163,380         1,293,970
Redwood Trust, Inc. .........................          106,702         1,710,433
                                                                 ---------------
                                                                       8,827,226
                                                                 ---------------
RETAIL -- 2.2%
Best Buy Co, Inc. ...........................           24,920           904,098
J.C. Penney Co., Inc. .......................           57,096         1,715,164
                                                                 ---------------
                                                                       2,619,262
                                                                 ---------------
SEMICONDUCTORS -- 8.1%
ASML Holding N.V ............................           76,150         2,091,841
International Rectifier Corp.* ..............          238,798         4,482,238
Lam Research Corp.* .........................           96,685         2,968,230
                                                                 ---------------
                                                                       9,542,309
                                                                 ---------------

    The accompanying notes are an integral part of the financial statements.

                               THE SCHNEIDER FUNDS
                              SCHNEIDER VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONCLUDED)
                                 AUGUST 31, 2009

                                                    SHARES            VALUE
                                                --------------   ---------------
TELECOMMUNICATIONS -- 0.9%
Motorola, Inc. ..............................          142,270   $     1,021,499
                                                                 ---------------
   TOTAL DOMESTIC COMMON STOCKS
      (Cost $107,631,743) ...................                        115,800,666
                                                                 ---------------
CONVERTIBLE PREFERRED SHARES -- 0.4%
AUTOMOBILE MANUFACTURERS -- 0.4%
Motors Liquidation Co., Series C ............          140,742           473,245
                                                                 ---------------
   TOTAL CONVERTIBLE PREFERRED SHARES
      (Cost $2,085,733) .....................                            473,245
                                                                 ---------------
EXCHANGE TRADED FUND -- 2.3%
FINANCE -- 2.3%
iShares Russell 1000 Value
   Index Fund ...............................           50,090         2,690,835
                                                                 ---------------
   TOTAL EXCHANGE TRADED FUND
      (Cost $2,310,480) .....................                          2,690,835
                                                                 ---------------
TOTAL INVESTMENTS -- 100.4%
   (Cost $112,027,956) ......................                        118,964,746
                                                                 ---------------
LIABILITIES IN EXCESS OF OTHER
   ASSETS -- (0.4)% .........................                           (497,740)
                                                                 ---------------
NET ASSETS -- 100.0% ........................                    $   118,467,006
                                                                 ---------------

*    Non-income producing.

The following is a summary of inputs used, as of August 31, 2009, in valuing the Fund's investments carried at market value (See Note 1 to Financial Statements):

                                                                LEVEL 2        LEVEL 3
                                TOTAL            LEVEL 1      SIGNIFICANT    SIGNIFICANT
                               VALUE AT           QUOTED       OBSERVABLE   UNOBSERVABLE
                             AUGUST 31, 2009      PRICE         INPUTS         INPUTS
                             ---------------   ------------   -----------   ------------
Investments in Securities*     $118,964,746    $118,491,501     $473,245        $--
                               ============    ============     ========        ===

* Please refer to the Portfolio of Investments for industry and security type breakouts.

    The accompanying notes are an integral part of the financial statements.

                               THE SCHNEIDER FUNDS
                         SCHNEIDER SMALL CAP VALUE FUND
                            PORTFOLIO OF INVESTMENTS
                                 AUGUST 31, 2009

                                                    SHARES            VALUE
                                                --------------   ---------------
DOMESTIC COMMON STOCKS -- 95.6%
AEROSPACE & DEFENSE -- 5.1%
AAR Corp.* ..................................          173,690   $     2,954,467
BE Aerospace, Inc.* .........................           79,370         1,359,608
Triumph Group, Inc. .........................           15,085           656,198
                                                                 ---------------
                                                                       4,970,273
                                                                 ---------------
AIRLINES -- 0.9%
AirTran Holdings, Inc.* .....................          131,710           875,871
                                                                 ---------------
APPAREL -- 1.2%
Barry (R.G.) Corp.* .........................          139,599         1,157,276
                                                                 ---------------
AUTOMOBILE MANUFACTURERS -- 0.9%
Wabash National Corp. .......................          366,034           885,802
                                                                 ---------------
AUTOMOBILE PARTS & EQUIPMENT -- 1.0%
American Axle & Manufacturing
  Holdings, Inc. ............................           38,369           237,120
Magna International, Inc., Class A ..........           15,950           729,075
                                                                 ---------------
                                                                         966,195
                                                                 ---------------
BANKS -- 4.2%
Boston Private Financial Holdings, Inc. .....           16,183            81,239
Citizens Republic Bancorp, Inc.* ............          328,962           246,721
First BanCorp ...............................          365,515         1,165,993
South Financial Group, Inc. (The) ...........          890,810         1,567,826
Sterling Financial Corp. ....................          518,343         1,098,887
                                                                 ---------------
                                                                       4,160,666
                                                                 ---------------
BUILDING MATERIALS -- 1.8%
Builders FirstSource, Inc.* .................          143,158         1,100,885
Louisiana-Pacific Corp.* ....................           94,950           714,973
                                                                 ---------------
                                                                       1,815,858
                                                                 ---------------
CHEMICALS -- 0.5%
A. Schulman, Inc. ...........................           25,495           512,195
                                                                 ---------------
COAL -- 9.8%
Arch Coal, Inc. .............................          273,960         4,744,987
Massey Energy Co. ...........................          181,435         4,913,260
                                                                 ---------------
                                                                       9,658,247
                                                                 ---------------

                                                    SHARES            VALUE
                                                --------------   ---------------
COMMERCIAL SERVICES -- 5.8%
Administaff, Inc. ...........................           80,045   $     1,932,286
Aegean Marine Petroleum
   Network, Inc. ............................           89,825         1,848,598
Alliance Semiconductor Corp. ................          610,315           164,785
Hudson Highland Group, Inc.* ................          470,735         1,769,964
                                                                 ---------------
                                                                       5,715,633
                                                                 ---------------
COMPUTERS -- 5.3%
Insight Enterprises, Inc.* ..................          123,965         1,421,879
Ness Technologies, Inc.* ....................          157,378           950,563
Silicon Storage Technology, Inc.* ...........          246,248           450,634
Xyratex Ltd.* ...............................          369,360         2,430,389
                                                                 ---------------
                                                                       5,253,465
                                                                 ---------------
DISTRIBUTION/WHOLESALE -- 0.0%
Building Materials Holding Corp.* ...........          102,118            10,212
                                                                 ---------------
ELECTRONICS -- 0.7%
Arrow Electronics, Inc.* ....................            8,555           236,460
FARO Technologies, Inc.* ....................           27,563           468,847
                                                                 ---------------
                                                                         705,307
                                                                 ---------------
ENERGY & UTILITIES -- 3.1%
Allegheny Energy, Inc. ......................           31,900           842,479
RRI Energy, Inc.* ...........................          362,725         2,154,587
                                                                 ---------------
                                                                       2,997,066
                                                                 ---------------
FINANCIAL -- 0.8%
Central Pacific Financial Corp. .............          276,490           768,642
                                                                 ---------------
FOOD -- 0.7%
Tyson Foods, Inc., Class A ..................           56,765           680,612
                                                                 ---------------
HEALTHCARE - PRODUCTS -- 1.5%
Orthofix International N.V.* ................           54,268         1,485,315
                                                                 ---------------
HOME BUILDERS -- 4.7%
KB HOME .....................................            8,360           152,236
NVR, Inc.* ..................................            6,155         4,156,164
Ryland Group, Inc. ..........................           14,090           322,943
                                                                 ---------------
                                                                       4,631,343
                                                                 ---------------

    The accompanying notes are an integral part of the financial statements.

                               THE SCHNEIDER FUNDS
                         SCHNEIDER SMALL CAP VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                 AUGUST 31, 2009

                                                    SHARES            VALUE
                                                --------------   ---------------
INDUSTRIAL -- 0.4%
FreightCar America, Inc. ....................           22,375   $       426,915
                                                                 ---------------
INSURANCE -- 2.8%
Brown & Brown, Inc. .........................           42,140           837,322
Genworth Financial, Inc., Class A ...........          176,920         1,868,275
                                                                 ---------------
                                                                       2,705,597
                                                                 ---------------
INTERNET -- 6.7%
Internet Capital Group, Inc.* ...............          276,550         1,836,292
ModusLink Global Solutions, Inc.* ...........          354,375         2,544,412
Openwave Systems, Inc.* .....................          790,235         2,188,951
                                                                 ---------------
                                                                       6,569,655
                                                                 ---------------
LEISURE TIME -- 1.0%
Brunswick Corp. .............................          110,770         1,029,053
                                                                 ---------------
OIL & GAS -- 7.6%
Forest Oil Corp.* ...........................          194,289         3,054,223
SandRidge Energy, Inc.* .....................          362,989         4,428,466
                                                                 ---------------
                                                                       7,482,689
                                                                 ---------------
REAL ESTATE -- 0.7%
MI Developments, Inc., Class A ..............           32,380           435,835
Thomas Properties Group, Inc. ...............          137,905           295,117
                                                                 ---------------
                                                                         730,952
                                                                 ---------------
REAL ESTATE INVESTMENT TRUSTS -- 6.1%
Anworth Mortgage Asset Corp. ................          400,035         2,996,262
Chimera Investment Corp. ....................          139,145           528,751
Redwood Trust, Inc. .........................          111,300         1,784,139
Winthrop Realty Trust .......................           72,296           661,508
                                                                 ---------------
                                                                       5,970,660
                                                                 ---------------
RETAIL -- 2.9%
AC Moore Arts & Crafts, Inc.* ...............          375,262         1,305,912
MarineMax, Inc.* ............................          141,849         1,000,035
Pacific Sunwear of California, Inc.* ........          132,350           584,987
                                                                 ---------------
                                                                       2,890,934
                                                                 ---------------
SAVINGS & LOANS -- 0.2%
Washington Federal, Inc. ....................           12,190           180,900
                                                                 ---------------

                                                    SHARES            VALUE
                                                --------------   ---------------
SEMICONDUCTORS -- 12.9%
ASM International N.V.* .....................           70,401   $     1,289,042
Axcelis Technologies, Inc.* .................        2,280,744         1,690,030
BE Semiconductor Industries N.V.* ...........          359,943         1,497,939
Entegris, Inc.* .............................        1,349,579         5,398,316
International Rectifier Corp.* ..............           88,800         1,666,776
Lam Research Corp.* .........................           21,440           658,208
Zilog, Inc.* ................................          177,468           464,966
                                                                 ---------------
                                                                      12,665,277
                                                                 ---------------
SOFTWARE -- 1.3%
Take-Two Interactive Software, Inc.* ........          118,500         1,244,250
                                                                 ---------------
STATE COMMERCIAL BANKS -- 3.9%
Regions Financial Corp. .....................          420,095         2,461,757
Susquehanna Bancshares, Inc. ................          234,160         1,367,494
                                                                 ---------------
                                                                       3,829,251
                                                                 ---------------
TELECOMMUNICATIONS -- 0.4%
Netgear, Inc.* ..............................           20,380           348,090
                                                                 ---------------
TRANSPORTATION -- 0.7%
Alexander & Baldwin, Inc. ...................           11,950           342,965
Atlas Air Worldwide Holdings, Inc.* .........           13,075           326,091
                                                                 ---------------
                                                                         669,056
                                                                 ---------------
   TOTAL DOMESTIC COMMON STOCKS
      (Cost $ 69,790,739) ...................                         93,993,257
                                                                 ---------------
EXCHANGE TRADED FUND -- 2.1%
FINANCE -- 2.1%
iShares Russell 2000 Value Index Fund .......           38,130         2,062,452
                                                                 ---------------
   TOTAL EXCHANGE TRADED FUND
      (Cost $1,643,287) .....................                          2,062,452
                                                                 ---------------

    The accompanying notes are an integral part of the financial statements.

                               THE SCHNEIDER FUNDS
                         SCHNEIDER SMALL CAP VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONCLUDED)
                                AUGUST 31, 2009

                                                     PAR
                                                    (000)             VALUE
                                                --------------   ---------------
CORPORATE BONDS -- 0.0%
LandAmerica Financial Group, Inc. CONV ## +
   3.25%, 05/15/34 ..........................   $          168   $         5,025
                                                                 ---------------
   TOTAL CORPORATE BONDS
      (Cost $47,437) ........................                              5,025
                                                                 ---------------
TOTAL INVESTMENTS -- 97.7%
   (Cost $71,481,463) .......................                         96,060,734
                                                                 ---------------
OTHER ASSETS IN EXCESS OF
   LIABILITIES -- 2.3% ......................                          2,221,886
                                                                 ---------------
NET ASSETS -- 100.0% ........................                    $    98,282,620
                                                                 ===============

*    Non-income producing.

+    Security in default.

## --Security was purchased pursuant to Rule 144A under Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. As of August 31, 2009, this security amounted to 0.0% of net assets.

CONV -- Convertible

The following is a summary of inputs used, as of August 31, 2009, in valuing the Fund's investments carried at market value (See Note 1 to Financial Statements):

                                                            LEVEL 2        LEVEL 3
                               TOTAL          LEVEL 1     SIGNIFICANT    SIGNIFICANT
                             VALUE AT          QUOTED      OBSERVABLE   UNOBSERVABLE
                          AUGUST 31, 2009      PRICE         INPUTS        INPUTS
                          ---------------   -----------   -----------   ------------
Domestic Common Stocks*     $93,993,257     $93,993,257     $   --          $--
Corporate Bonds                   5,025              --      5,025           --
Exchange Traded Fund          2,062,452       2,062,452
                            -----------     -----------     ------          ---
Total                       $96,060,734     $96,055,709     $5,025          $--
                            ===========     ===========     ======          ===

* Please refer to the Portfolio of Investments for industry and security type breakouts.

    The accompanying notes are an integral part of the financial statements.

                               THE SCHNEIDER FUNDS
                       STATEMENTS OF ASSETS & LIABILITIES
                                 AUGUST 31, 2009

                                                                                      SCHNEIDER
                                                                     SCHNEIDER        SMALL CAP
                                                                     VALUE FUND      VALUE FUND
                                                                   -------------    ------------
ASSETS
   Investments, at value + ....................................    $ 118,964,746    $ 96,060,734
   Cash and cash equivalents ..................................          712,114       1,690,818
   Receivables
      Investments sold ........................................          678,485         640,922
      Capital shares sold .....................................              754         182,764
      Dividends and interest ..................................           88,237          47,638
   Prepaid expenses and other assets ..........................           16,748          18,957
                                                                   -------------    ------------
         Total assets .........................................      120,461,084      98,641,833
                                                                   -------------    ------------
LIABILITIES
   Payables
      Investments purchased ...................................          968,749         202,102
      Capital shares redeemed .................................          864,231          48,767
      Investment adviser ......................................           61,804          50,907
   Other accrued expenses and liabilities .....................           99,294          57,437
                                                                   -------------    ------------
         Total liabilities ....................................        1,994,078         359,213
                                                                   -------------    ------------
   Net Assets .................................................    $ 118,467,006    $ 98,282,620
                                                                   =============    ============
NET ASSETS CONSIST OF
   Par value ..................................................            9,762           7,961
   Paid-in capital ............................................      262,466,320     123,363,290
   Undistributed net investment income ........................        2,533,591         543,266
   Accumulated net realized loss from investments .............     (153,479,457)    (50,211,168)
   Net unrealized appreciation on investments .................        6,936,790      24,579,271
                                                                   -------------    ------------
         Net Assets ...........................................    $ 118,467,006    $ 98,282,620
                                                                   =============    ============
   Shares outstanding ($0.001 par value, 100,000,000
      shares authorized) ......................................        9,761,614       7,961,423
                                                                   -------------    ------------
   Net asset value, offering and redemption price
      per share ...............................................    $       12.14    $      12.34
                                                                   =============    ============
   +Investment in securities, at cost .........................    $ 112,027,956    $ 71,481,463
                                                                   =============    ============

    The accompanying notes are an integral part of the financial statements.

                               THE SCHNEIDER FUNDS
                            STATEMENTS OF OPERATIONS
                       FOR THE YEAR ENDED AUGUST 31, 2009

                                                                                     SCHNEIDER
                                                                      SCHNEIDER      SMALL CAP
                                                                     VALUE FUND      VALUE FUND
                                                                    ------------    ------------
INVESTMENT INCOME
   Dividends+ ..................................................    $  3,512,965    $  1,761,078
   Interest ....................................................          13,591          14,642
                                                                    ------------    ------------
      Total investment income ..................................       3,526,556       1,775,720
                                                                    ------------    ------------
EXPENSES
   Advisory fees ...............................................         790,619         844,204
   Administration and accounting fees ..........................         162,793         134,957
   Transfer agent fees .........................................          80,477          39,725
   Custodian fees ..............................................          56,534          48,699
   Directors' and officers' fees ...............................          52,712          34,777
   Printing and shareholder reporting fees .....................          45,228          12,506
   Professional fees ...........................................          43,100          43,371
   Registration and filing fees ................................          26,816          27,187
   Insurance fees ..............................................          26,258          10,015
   Other expenses ..............................................           3,282           4,268
                                                                    ------------    ------------
      Total expenses before waivers and reimbursements .........       1,287,819       1,199,709
      Less: waivers and reimbursements .........................        (294,891)       (240,350)
                                                                    ------------    ------------
      Net expenses after waivers and reimbursements ............         992,928         959,359
                                                                    ------------    ------------
   Net investment income .......................................       2,533,628         816,361
                                                                    ------------    ------------
NET REALIZED AND UNREALIZED GAIN/(LOSS) FROM INVESTMENTS
   NET REALIZED GAIN/(LOSS) FROM:
      Investments ..............................................     (97,077,057)    (39,533,004)
  NET CHANGE IN UNREALIZED APPRECIATION/(DEPRECIATION) ON:
      Investments ..............................................      34,119,050      39,577,628
                                                                    ------------    ------------
   Net realized and unrealized gain/(loss) on investments ......     (62,958,007)         44,624
                                                                    ------------    ------------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS .............................................    $(60,424,379)   $    860,985
                                                                    ============    ============
      +Net of foreign withholding taxes of .....................    $    (12,520)   $    (15,451)
                                                                    ============    ============

The accompanying notes are an integral part of the financial statements.

                               THE SCHNEIDER FUNDS
                              SCHNEIDER VALUE FUND
                       STATEMENT OF CHANGES IN NET ASSETS

                                                                   FOR THE YEAR      FOR THE YEAR
                                                                      ENDED               ENDED
                                                                 AUGUST 31, 2009    AUGUST 31, 2008
                                                                 ---------------    ----------------
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
   Net investment income ....................................    $   2,533,628      $  4,850,664
   Net realized loss from investments .......................      (97,077,057)      (51,673,779)
   Net change in unrealized appreciation/(depreciation)
      from investments ......................................       34,119,050       (35,066,247)
                                                                 ---------------    ------------
Net decrease in net assets resulting from operations ........      (60,424,379)      (81,889,362)
                                                                 ---------------    ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income ....................................       (4,861,935)       (1,905,299)
   Net realized capital gains ...............................               --       (15,318,154)
                                                                 ---------------    ------------
Net decrease in net assets from dividends and
   distributions to shareholders ............................       (4,861,935)      (17,223,453)
                                                                 ---------------    ------------
CAPITAL TRANSACTIONS:
   Proceeds from shares sold ................................       19,397,418        75,564,084
   Reinvestment of distributions ............................        3,890,232        15,913,569
   Redemption fees* .........................................           15,540            47,008
   Shares redeemed ..........................................      (64,586,179)      132,168,321)
                                                                 ---------------    ------------
Net decrease in net assets from capital
   share transactions .......................................      (41,282,989)      (40,643,660)
                                                                 ---------------    ------------
Total decrease in net assets ................................     (106,569,303)      139,756,475)
NET ASSETS:
   Beginning of year ........................................      225,036,309       364,792,784
                                                                 ===============    ============
   End of year ..............................................    $ 118,467,006      $225,036,309
                                                                 ===============    ============
   Undistributed net investment income, end of year .........    $   2,533,591      $  4,861,898
                                                                 ===============    ============
SHARE TRANSACTIONS:
   Shares sold ..............................................          1,955,016       3,604,263
   Shares reinvested ........................................            456,600         758,511
   Shares redeemed ..........................................         (6,393,319)     (6,388,948)
                                                                 ---------------    ------------
   Total share transactions .................................         (3,981,703)     (2,026,174)
                                                                 ===============    ============

* There is a 1.00% redemption fee on shares redeemed which have been held less than 90 days in the Schneider Value Fund. The redemption fees are retained by the Fund for the benefit of the remaining shareholders and recorded as paid-in-capital.

    The accompanying notes are an integral part of the financial statements.

                               THE SCHNEIDER FUNDS
                         SCHNEIDER SMALL CAP VALUE FUND
                       STATEMENT OF CHANGES IN NET ASSETS

                                                                   FOR THE YEAR      FOR THE YEAR
                                                                      ENDED             ENDED
                                                                 AUGUST 31, 2009   AUGUST 31, 2008
                                                                 ---------------   ---------------
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
   Net investment income .....................................    $    816,361     $     838,861
   Net realized loss from investments ........................     (39,533,004)       (4,740,332)
   Net change in unrealized appreciation/(depreciation)
      from investments .......................................      39,577,628       (17,482,692)
                                                                  ------------     -------------
Net increase/(decrease) in net assets resulting from
   operations ................................................         860,985       (21,384,163)
                                                                  ------------     -------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income .....................................      (1,113,054)       (1,553,403)
   Net realized capital gains ................................         (12,861)       (2,671,636)
                                                                  ------------     -------------
Net decrease in net assets from dividends and distributions
   to shareholders ...........................................      (1,125,915)       (4,225,039)
                                                                  ------------     -------------
CAPITAL TRANSACTIONS:
   Proceeds from shares sold .................................      50,730,024        30,787,178
   Reinvestment of distributions .............................         979,117         3,932,266
   Redemption fees* ..........................................         569,400            36,164
   Shares redeemed ...........................................     (45,421,894)      (18,507,502)
                                                                  ------------     -------------
Net increase in net assets from capital share transactions ...       6,856,647        16,248,106
                                                                  ------------     -------------
Total increase/(decrease) in net assets ......................       6,591,717        (9,361,096)
                                                                  ------------     -------------
NET ASSETS:
   Beginning of year .........................................      91,690,903       101,051,999
                                                                  ------------     -------------
   End of year ...............................................    $ 98,282,620     $  91,690,903
                                                                  ============     =============
   Undistributed net investment income, end of year ..........    $    543,266     $     835,627
                                                                  ============     =============
SHARE TRANSACTIONS:
   Shares sold ...............................................       5,988,310         1,898,558
   Shares reinvested .........................................         125,207           232,816
   Shares redeemed ...........................................      (4,456,499)       (1,129,651)
                                                                  ------------     -------------
   Total share transactions ..................................       1,657,018         1,001,723
                                                                  ============     =============

* There is a 1.75% redemption fee on shares redeemed which have been held less than one year in the Schneider Small Cap Value. The redemption fees are retained by the Fund for the benefit of the remaining shareholders and recorded as paid-in-capital.

    The accompanying notes are an integral part of the financial statements.

                               THE SCHNEIDER FUNDS
                              SCHNEIDER VALUE FUND
                              FINANCIAL HIGHLIGHTS

Contained below is per share operating performance data for a share outstanding during each period, total investment return, ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

                                                                FOR THE YEARS ENDED AUGUST 31,
                                                    -----------------------------------------------------
                                                      2009        2008        2007       2006       2005
                                                    --------    --------    --------   --------   -------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year ..............   $  16.37    $  23.13    $  21.16   $  20.55   $ 18.22
                                                    --------    --------    --------   --------   -------
Net investment income ...........................       0.34        0.37        0.14       0.10      0.07
Net realized and unrealized gain/(loss)
   from investments and foreign currency
   transactions .................................      (4.14)      (5.89)       2.99       1.99      3.40
                                                    --------    --------    --------   --------   -------
Net increase/(decrease) in net assets
   resulting from operations ....................      (3.80)      (5.52)       3.13       2.09      3.47
                                                    --------    --------    --------   --------   -------
Dividends and distributions to shareholders from:
Net investment income ...........................      (0.43)      (0.14)      (0.08)     (0.08)    (0.05)
Net realized capital gains ......................         --       (1.10)      (1.08)     (1.40)    (1.09)
                                                    --------    --------    --------   --------   -------
Total dividends and distributions to
   shareholders .................................      (0.43)      (1.24)      (1.16)     (1.48)    (1.14)
                                                    --------    --------    --------   --------   -------
Redemption fees+ ................................         --          --          --         --        --
                                                    --------    --------    --------   --------   -------
Net asset value, end of year ....................   $  12.14    $  16.37    $  23.13   $  21.16   $ 20.55
                                                    ========    ========    ========   ========   =======
Total investment return(1) ......................     (22.06)%    (25.05)%     14.88%     10.85%    19.37%
                                                    ========    ========    ========   ========   =======
RATIO/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted) .........   $118,467    $225,036    $364,793   $139,288   $61,146
Ratio of expenses to average net assets(2) ......       0.88%       0.85%       0.85%      0.85%     0.85%
Ratio of expenses to average net assets
   without waivers and expense
   reimbursements ...............................       1.14%       1.09%       1.12%      1.27%     1.38%
Ratio of net investment income to average
   net assets(2) ................................       2.24%       1.61%       0.77%      0.69%     0.41%
Portfolio turnover rate .........................     107.13%     101.98%     131.75%    104.92%    76.66%

----------
+    Amount is less than $0.005 per share.

(1) Total investment return is calculated by assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(2)  Reflects waivers and reimbursements.

    The accompanying notes are an integral part of the financial statements.

                               THE SCHNEIDER FUNDS
                         SCHNEIDER SMALL CAP VALUE FUND
                              FINANCIAL HIGHLIGHTS

Contained below is per share operating performance data for a share outstanding during each period, total investment return, ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

                                                               FOR THE YEARS ENDED AUGUST 31,
                                                    ---------------------------------------------------
                                                      2009       2008       2007       2006       2005
                                                    -------    -------    --------   --------   -------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year ..............   $ 14.54    $ 19.06    $  21.96   $  24.94   $ 29.09
                                                    -------    -------    --------   --------   -------
Net investment income/(loss) ....................      0.12       0.16        0.43       0.05     (0.10)
Net realized and unrealized gain/(loss)
   on investments and foreign currency
   transactions .................................     (2.20)     (3.81)       0.15       1.66      8.01
                                                    -------    -------    --------   --------   -------
Net increase/(decrease) in net assets
   resulting from operations ....................     (2.08)     (3.65)       0.58       1.71      7.91
                                                    -------    -------    --------   --------   -------
Dividends and distributions to shareholders from:
Net investment income ...........................     (0.18)     (0.32)      (0.20)        --        --
Net realized capital gains ......................        --+     (0.55)      (3.28)     (4.69)   (12.06)
                                                    -------    -------    --------   --------   -------
Total dividends and distributions to
   shareholders .................................     (0.18)     (0.87)      (3.48)     (4.69)   (12.06)
                                                    -------    -------    --------   --------   -------
Redemption fees .................................      0.06         --+         --+        --+       --+
                                                    =======    =======    ========   ========   =======
Net asset value, end of year ....................   $ 12.34    $ 14.54    $  19.06   $  21.96   $ 24.94
                                                    =======    =======    ========   ========   =======
Total investment return(1) ......................    (13.20)%   (19.78)%      0.72%      7.79%    31.57%
                                                    -------    -------    --------   --------   -------
RATIO/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted) .........   $98,283    $91,691    $101,052   $105,092   $55,163
Ratio of expenses to average net assets(2) ......      1.14%      1.10%       1.10%      1.10%     1.10%
Ratio of expenses to average net assets
   without waivers and expense
   reimbursements ...............................      1.42%      1.49%       1.50%      1.56%     1.71%
Ratio of net investment income to average
   net assets(2) ................................      0.97%      0.92%       1.81%      0.29%    (0.41)%
Portfolio turnover rate .........................    122.36%    116.34%      75.21%     91.45%    68.87%

----------
+    Amount is less than $0.005 per share.

(1) Total investment return is calculated by assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(2)  Reflects waivers and reimbursements.

    The accompanying notes are an integral part of the financial statements.

                               THE SCHNEIDER FUNDS
                          NOTES TO FINANCIAL STATEMENTS
                                AUGUST 31, 2009

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     The RBB Fund, Inc. ("RBB" or the "Company") was incorporated under the laws of the State of Maryland on February 29, 1988 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. RBB is a "series fund," which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently, RBB has nineteen active investment portfolios, including the Schneider Value Fund (the "Value Fund") and the Schneider Small Cap Value Fund (the "Small Cap Value Fund") (each a "Fund," collectively the "Funds"), which commenced investment operations on September 30, 2002 and September 2, 1998, respectively. As of the date hereof, each Fund offers Institutional Class shares.

     RBB has authorized capital of one hundred billion shares of common stock of which 78.973 billion shares are currently classified into one hundred and twenty-nine classes of Common Stock. Each class represents an interest in an active or inactive RBB investment portfolio. The active classes have been grouped into ten separate "families."

     PORTFOLIO VALUATION -- Each Fund's net asset value ("NAV") is calculated once daily at the close of regular trading hours on the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Funds are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System ("NASDAQ") market system where they are primarily traded. Equity securities traded in the over-the-counter market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed Income securities having a remaining maturity of greater than 60 days are valued using an independent pricing service. Fixed Income securities having a remaining maturity of 60 days or less are amortized to maturity based on their cost. Foreign securities are valued based on prices from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. Investments in other open-end investment companies are valued based on the NAV of the investment companies (which may use Fair Value Pricing as discussed in their prospectuses). If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Board of Directors. Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

     Effective September 1, 2008, the Fund adopted Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards No. 157 ("SFAS 157"). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. The three levels of the fair value hierarchy under SFAS 157 are described below:

     -    Level 1 -- quoted prices in active markets for identical securities

     - Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

     - Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

                               THE SCHNEIDER FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                AUGUST 31, 2009

     In April 2009, FASB issued FASB Staff Position No. 157-4, "Determining Fair Value when the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly", ("FSP 157-4"). FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. FSP 157-4 provides additional guidance for estimating fair value in accordance with SFAS 157, when the volume and level of activity for the asset or liability have significantly decreased. FSP 157-4 also includes guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 requires entities to describe the inputs and valuation techniques used to measure fair value and changes in those techniques and related inputs during the period. FSP 157-4 expands the three-level hierarchy disclosure and the level three-roll forward disclosure for each major security type as described in paragraph 19 of FAS 115, Accounting for Certain Investments in Debt and Equity Securities.

     The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value the Funds' investments as of August 31, 2009 is included with each Fund's Schedule of Investments.

     USE OF ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be significant.

     INVESTMENT TRANSACTIONS, INVESTMENT INCOME, AND EXPENSES -- Transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Each fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Expenses incurred on behalf of a specific class, fund or fund family are charged directly to the class, fund or fund family (in proportion to net assets). Expenses incurred for all of the RBB fund families (such as director or professional fees) are charged to all funds in proportion to their average net assets of the RBB funds, or in such other manner as the Board of Directors deems fair or equitable. Expenses and fees, including investment advisory and administration fees, are accrued daily and taken into account for the purpose of determining the net asset value of the Funds.

     FOREIGN CURRENCY TRANSLATION -- Foreign securities and other foreign assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. The books and records of the Funds are maintained in U.S. dollars. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement dates of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates, between the date income is accrued and paid, is treated as a gain or loss on foreign currency.

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends from net investment income and distributions from net realized capital gains, if any, are declared, recorded on the ex-dividend date and paid at least annually to shareholders. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from generally accepted accounting principles.

                               THE SCHNEIDER FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 AUGUST 31, 2009

     U.S. TAX STATUS -- No provision is made for U.S. income taxes as it is each Fund's intention to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

     CASH AND CASH EQUIVALENTS -- The Fund considers liquid assets deposited with a bank, money market funds, and certain short term debt instruments with maturities of 3 months or less to be cash equivalents. These investments represent amounts held with financial institutions that are readily accessible to pay Fund expenses or purchase investments. Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value.

     OTHER -- In the normal course of business, the Funds may enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is dependent on claims that may be made against the Funds in the future, and, therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.

2. INVESTMENT ADVISER AND OTHER SERVICES

     Schneider Capital Management Company ("SCM" or the "Adviser") serves as each Fund's investment adviser. For its advisory services, SCM is entitled to receive 0.70% of the Value Fund's average daily net assets and 1.00% of the Small Cap Value Fund's average daily net assets, computed daily and payable monthly.

     From September 1, 2008 until December 31, 2008, the Adviser contractually agreed to limit the Value Fund's and the Small Cap Value Fund's total operating expenses to the extent that such expenses exceeded 0.85% and 1.10%, respectively, of the Fund's average daily net assets. Effective January 1, 2009 until December 31, 2009, the Adviser has contractually agreed to limit total operating expenses to the extent that such expenses exceed 0.90% and 1.15% for the Value Fund and Small Cap Value Fund, respectively. As necessary, this limitation is effected in waivers of advisory fees and reimbursements of other Fund expenses. For the year ended August 31, 2009, investment advisory fees and waivers of expenses were as follows:


                                 GROSS ADVISORY FEES     WAIVERS    NET ADVISORY FEES
                                 -------------------   ----------   -----------------
Schneider Value Fund                  $790,619         $(294,891)       $495,728
Schneider Small Cap Value Fund         844,204          (233,407)        610,797

     The Funds will not pay SCM at a later time for any amounts it may waive or any amounts that SCM has assumed.

     PNC Global Investment Servicing (U.S.), Inc. ("PNC"), a member of The PNC Financial Services Group, Inc., serves as administrator for the Funds. For providing administration and accounting services, PNC is entitled to receive a monthly fee equal to an annual percentage rate of each Fund's average daily net assets, and is subject to certain minimum monthly fees. PNC voluntarily agreed to waive $7,000 annually of its administration and accounting services fees for the Small Cap Value Fund. The waiver may end at any time.

     Included in the administration and accounting services fees and expenses, are fees for providing regulatory administration services to RBB. For providing these services, PNC is entitled to receive compensation as agreed to by the

                               THE SCHNEIDER FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                AUGUST 31, 2009

Company and PNC. This fee is allocated to each portfolio of the Company in proportion to its net assets of the RBB funds.

     In addition, PNC serves as the Funds' transfer and dividend disbursing agent. For providing transfer agent services, PNC is entitled to receive a monthly fee equal to an annual percentage rate of each Fund's average daily net assets, subject to certain minimum monthly fees.

     For providing custodian services to the Funds, PFPC Trust Company, which will be renamed PNC Trust Company effective June 7, 2010, an affiliate of PNC, is entitled to receive a monthly fee equal to an annual percentage rate of each Fund's average daily gross assets, subject to certain minimum monthly fees.

     PFPC Distributors, Inc., an affiliate of PNC, serves as the principal underwriter and distributor of the Funds' shares pursuant to a Distribution Agreement with RBB.

3. DIRECTOR COMPENSATION

     The Directors of the Company receive an annual retainer, meeting fees and out of pocket expenses for meetings attended. The aggregate remuneration paid to the Directors by the Company during the fiscal year ended August 31, 2009 was $444,181. Certain employees of PNC are Officers of the Company. They are not compensated by the Funds or the Company.

4. INVESTMENT IN SECURITIES

     For the year ended August 31, 2009, aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

                                   PURCHASES        SALES
                                 ------------   ------------
Schneider Value Fund             $125,250,472   $155,739,063
Schneider Small Cap Value Fund    113,261,276    104,180,599

5. CAPITAL SHARE TRANSACTIONS

     As of August 31, 2009, the following shareholders held 10% or more of the outstanding shares of the Fund. These shareholders may be omnibus accounts which are comprised of many individual shareholders.

Schneider Value Fund (1 shareholder)              14%
Schneider Small Cap Value Fund (2 shareholders)   27%

6. FEDERAL INCOME TAX INFORMATION

     FASB Interpretation No. 48 ("FIN 48"), Accounting for Uncertainty in Income Taxes, sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed the funds' tax positions taken on federal income tax returns for all open tax years (tax years August 31, 2006-2009)

                               THE SCHNEIDER FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                AUGUST 31, 2009

and has concluded that no provision for income tax is required in the Funds' financial statements. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management's conclusions regarding the adoption of FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance from the FASB, new tax laws, regulations and administrative interpretations (including court decisions).

     At August 31, 2009, federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Funds were as follows:

                                                                              NET UNREALIZED
                                  FEDERAL TAX    UNREALIZED     UNREALIZED     APPRECIATION/
                                     COST       APPRECIATION   DEPRECIATION    DEPRECIATION
                                 ------------   ------------   ------------   --------------
Schneider Value Fund             $131,911,392    $17,822,920   $(30,769,566)   $(12,946,646)
Schneider Small Cap Value Fund     77,230,311     31,622,780    (12,792,357)     18,830,423

     Distributions to shareholders from net investment income and realized gains are determined in accordance with federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on the tax treatment; temporary differences do not require such reclassification.

     The following permanent differences as of August 31, 2009, primarily attributable to taxable interest on defaulted securities, were reclassified to the following accounts:

                                  UNDISTRIBUTED    ACCUMULATED
                                 NET INVESTMENT   NET REALIZED
                                  INCOME (LOSS)    GAIN/(LOSS)
                                 --------------   ------------
Schneider Small Cap Value Fund       $4,332         $(4,332)

     At August 31, 2009, the components of distributable earnings on a tax basis were as follows:

                                 UNDISTRIBUTED
                                    ORDINARY      UNDISTRIBUTED
                                     INCOME      LONG-TERM GAINS
                                 -------------   ---------------
Schneider Value Fund               $2,533,591          $--
Schneider Small Cap Value Fund        543,266           --

                               THE SCHNEIDER FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONCLUDED)
                                 AUGUST 31, 2009

     The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term and foreign currency gains are reported as ordinary income for federal income tax purposes.

     The tax character of dividends and distributions paid during the last two fiscal years were as follows:

                                          ORDINARY     LONG-TERM
                                           INCOME        GAINS        TOTAL
                                        -----------   ----------   -----------
Schneider Value Fund             2009   $ 4,861,935   $       --   $ 4,861,935
                                 2008    11,583,307    5,640,146    17,223,453
Schneider Small Cap Value Fund   2009   $ 1,113,058   $   12,857   $ 1,125,915
                                 2008     1,553,403    2,671,636     4,225,039

     Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

     For federal income tax purposes, capital loss carryforwards are available to offset future capital gains. At August 31, 2009, the Schneider Value Fund and the Schneider Small Cap Value Fund had capital loss carryforwards of $87,755,969 and $12,220,752, respectively, that will expire as follows:

                                 AUGUST 31, 2016   AUGUST 31, 2017
                                 ---------------   ---------------
Schneider Value Fund               $11,810,397       $75,945,572
Schneider Small Cap Value Fund              --        12,220,752

     During the fiscal year ended August 31, 2009, the Funds' did not utilize any of their capital loss carryforwards.

     Under federal tax law, foreign currency and capital losses realized after October 31 may be deferred and treated as having arisen on the first day of the following fiscal year. For the year ended August 31, 2009, the Schneider Value Fund and the Schneider Small Cap Value Fund incurred post-October capital losses of $45,840,052 and $32,241,568, respectively.

7. SUBSEQUENT EVENTS

     Management has evaluated the impact of all subsequent events on the Fund through October 22, 2009, the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statement.

                               THE SCHNEIDER FUNDS
             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF THE RBB FUND, INC.:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Schneider Value Fund and Schneider Small Cap Value Fund, separately managed portfolios of The RBB Fund, Inc. (the "Funds") at August 31, 2009, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2009 by correspondence with the custodian, provide a reasonable basis for our opinion.


(PRICEWATERHOUSECOOPERS LLP)

Philadelphia, Pennsylvania
October 22, 2009

                               THE SCHNEIDER FUNDS
                           SHAREHOLDER TAX INFORMATION
                                   (UNAUDITED)

     Each Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders within 60 days of each Fund's fiscal year end (August 31) as of the U.S. federal tax status of distributions received by each Fund's shareholders in respect of such fiscal year. During the fiscal year ended August 31, 2009, the following dividends and distributions were paid by each of the Funds:

                                 ORDINARY INCOME   LONG-TERM GAINS
                                 ---------------   ---------------
Schneider Value Fund                $4,861,935         $    --
Schneider Small Cap Value Fund       1,113,058          12,857

     Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

     The percentage of total ordinary income dividends qualifying for the 15% dividend income tax rate is 75% for the Schneider Value Fund and 71% for the Schneider Small Cap Value Fund.

     The percentage of total ordinary income dividends qualifying for the corporate dividends received deduction is 76% for the Schneider Value Fund and 70% for the Schneider Small Cap Value Fund.

     These amounts were reported to shareholders as income in 2008. Because each Fund's fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2009. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2010.

     Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Funds, if any.

     In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

     Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Funds.

                               THE SCHNEIDER FUNDS
                                OTHER INFORMATION
                                  (UNAUDITED)

PROXY VOTING

     Policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities as well as information regarding how the Funds voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling
(888) 520-3277 and on the Securities and Exchange Commission's ("SEC") website at http://www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULES

     The Company will file a complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended November 30 and May 31) on Form N-Q. The Company's Form N-Q will be available on the SEC website at http://www.sec.gov and may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. Information on the operation of the SEC Public Reference Room may be obtained by calling (202) 551-8090.

APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

SCHNEIDER CAPITAL MANAGEMENT

     As required by the 1940 Act, the Board of Directors (the "Board") of The Company, including all of the Directors who are not "interested persons" of the Company, as that term is defined in the 1940 Act (the "Independent Directors"), considered the renewal of the investment advisory SCM and the Company (the "Advisory Agreements") on behalf of the Schneider Small Cap Value Fund and Schneider Value Fund at a meeting of the Board held on May 7, 2009. At this meeting, the Board, including all of the Independent Directors, approved the Advisory Agreements for an additional one-year term. The Board's decision to approve the Advisory Agreements reflects the exercise of its business judgment to continue the existing arrangement. In approving the Advisory Agreements, the Board considered information provided by SCM with the assistance and advice of counsel to the Independent Directors and the Company.

     In considering the renewal of and approval of the Advisory Agreements, the Board took into account all the materials provided prior to and during the meeting, the presentations made during the meeting, and the discussions during the meeting. Among other things, the Board considered (i) the nature, extent, and quality of SCM's services provided to the Funds; (ii) descriptions of the experience and qualifications of SCM's personnel providing those services; (iii) SCM's investment philosophies and processes; (iv) SCM's assets under management and client descriptions; (v) SCM's soft dollar commission and trade allocation policies, including information on the types of research and services obtained in connection with soft dollar commissions; (vi) SCM's current advisory fee arrangements with the Company and other similarly managed clients; (vii) SCM's compliance procedures; (viii) SCM's financial information, insurance coverage and profitability analysis related to providing advisory services to the Funds;
(ix) the extent to which economies of scale are relevant to the Funds; (x) a report prepared by Lipper, Inc. ("Lipper") comparing each Fund's management fees and total expense ratio to those of its Lipper peer group and comparing the performance of each Fund to the performance of its Lipper peer group; and (xi) a report comparing the performance of each Fund to the performance of its benchmark.

     As part of their review, the Board considered the nature, extent and quality of the services provided by SCM. The Board concluded that SCM had substantial resources to provide services to the Funds and that SCM's services had been acceptable.

                               THE SCHNEIDER FUNDS
                          OTHER INFORMATION (CONCLUDED)
                                  (UNAUDITED)

     The Board also considered the investment performance of the Funds and SCM. Information on the Funds' investment performance was provided for one, three, and five year periods, as applicable. The Board considered the Funds' investment performance in light of their investment objectives and investment strategies. The Board concluded that the investment performance of each of the Funds as compared to their respective benchmarks and Lipper peer groups was acceptable. In reaching these conclusions, the Board also considered the recent extraordinary market conditions.

     The Board also considered the advisory fee rates payable by the Funds under the Advisory Agreements. In this regard, information on the fees paid by the Funds and the Funds' total operating expense ratios (before and after fee waivers and expense reimbursements) were compared to similar information for mutual funds advised by other, unaffiliated investment advisory firms. The Board noted that advisory fees, before and after waivers, and actual total expenses of the Funds were all lower than their respective peer group medians. In addition, the Board noted that SCM had contractually agreed to waive management fees and reimburse expenses through December 31, 2009 to limit total annual operating expenses to agreed upon levels for each Fund.

     After reviewing the information regarding the SCM's costs, profitability and economies of scale, and after considering SCM's services, the Board, including all of the Independent Directors, concluded that the investment advisory fees paid by the Funds were fair and reasonable and that the Advisory Agreement should be approved and continued for an additional one-year period ending August 16, 2010.

                               THE SCHNEIDER FUNDS
                                 FUND MANAGEMENT
                                   (UNAUDITED)

     The business and affairs of the Company are managed under the direction of the Company's Board of Directors. The Company is organized under and managed pursuant to Maryland law. The Directors and executive officers of the Company, their dates of birth, business addresses and principal occupations during the past five years are set forth below.

                                                                                              NUMBER OF
                                                                                            PORTFOLIOS IN
                                    TERM OF OFFICE                                           FUND COMPLEX          OTHER
 NAME, ADDRESS, AND    POSITION(S)   AND LENGTH OF             PRINCIPAL OCCUPATION(S)       OVERSEEN BY        DIRECTORSHIPS
    DATE OF BIRTH    HELD WITH FUND TIME SERVED (1)             DURING PAST 5 YEARS           DIRECTOR*        HELD BY DIRECTOR
-------------------- -------------- --------------- --------------------------------------- ------------- --------------------------
                                                       DISINTERESTED DIRECTORS

Nicholas A. Giordano Director       2006 to present Consultant, financial services               19       Kalmar Pooled Investment
103 Bellevue Parkway                                organizations from 1997 to present.                   Trust; (registered
Wilmington, DE 19809                                                                                      investment company) WT
DOB: 3/43                                                                                                 Mutual Fund; (registered
                                                                                                          investment company)
                                                                                                          Independence Blue Cross;
                                                                                                          IntriCon Corporation (body
                                                                                                          worn device company)

Francis J. McKay     Director       1988 to present Retired; Vice President, Fox Chase           19       None
103 Bellevue Parkway                                Cancer Center (biomedical research and
Wilmington, DE 19809                                medical care) (2000-2004).
DOB: 12/35

Arnold M. Reichman   Chairman       2005 to present Director, Gabelli Group Capital              19       None
103 Bellevue Parkway                                Partners, L.P. (an investment
Wilmington, DE 19809 Director       1991 to present partnership) from
DOB: 5/48                                           2000 to 2006.


Marvin E. Sternberg  Director       1991 to present Since 1974, Chairman, Director and           19       MTI Holding Group, Inc.
103 Bellevue Parkway                                President, MTI Holding Group, Inc.                    (formerly known as Moyco
Wilmington, DE 19809                                (formerly known as Moyco Technologies,                Technologies, Inc.)
DOB: 3/34                                           Inc.) (manufacturer of precision coated
                                                    and industrial abrasives).

* Each Director oversees nineteen portfolios of the Company that are currently offered for sale.

(1) Subject to the Company's Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until the last day of year 2011, whichever is later, or until his successor is elected and qualified or his death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. Each officer holds office at the pleasure of the Board of Directors until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

                              THE SCHNEIDER FUNDS
                           FUND MANAGEMENT (CONTINUED)
                                  (UNAUDITED)

                                                                                              NUMBER OF
                                                                                            PORTFOLIOS IN
                                    TERM OF OFFICE                                           FUND COMPLEX          OTHER
 NAME, ADDRESS, AND    POSITION(S)   AND LENGTH OF             PRINCIPAL OCCUPATION(S)       OVERSEEN BY        DIRECTORSHIPS
    DATE OF BIRTH    HELD WITH FUND TIME SERVED (1)             DURING PAST 5 YEARS           DIRECTOR*        HELD BY DIRECTOR
-------------------- -------------- --------------- --------------------------------------- ------------- --------------------------
                                                       DISINTERESTED DIRECTORS

Robert A. Straniere  Director       2006 to present Since 2009, Administrative Law Judge,        19       Reich and Tang Group
103 Bellevue Parkway                                New York City. Founding Partner,                      (asset management); The
Wilmington, DE 19809                                Straniere Law Firm (1980 to date);                    SPARX Asia Funds Group
DOB: 3/41                                           Partner, Gotham Strategies (consulting                (registered investment
                                                    firm) (2005 to date); Partner, The                    company)
                                                    Gotham Global Group (consulting firm)
                                                    (2005 to date); President, The New York
                                                    City Hot Dog Company (2005 to date);
                                                    Partner, Kanter-Davidoff (law firm)
                                                    (2006 to present).

* Each Director oversees nineteen portfolios of the Company that are currently offered for sale.

(1) Subject to the Company's Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until the last day of year 2011, whichever is later, or until his successor is elected and qualified or his death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. Each officer holds office at the pleasure of the Board of Directors until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

                               THE SCHNEIDER FUNDS
                           FUND MANAGEMENT (CONTINUED)
                                   (UNAUDITED)

                                                                                              NUMBER OF
                                                                                            PORTFOLIOS IN
                                    TERM OF OFFICE                                           FUND COMPLEX          OTHER
 NAME, ADDRESS, AND    POSITION(S)   AND LENGTH OF             PRINCIPAL OCCUPATION(S)       OVERSEEN BY        DIRECTORSHIPS
    DATE OF BIRTH    HELD WITH FUND TIME SERVED (1)             DURING PAST 5 YEARS           DIRECTOR*        HELD BY DIRECTOR
-------------------- -------------- --------------- --------------------------------------- ------------- --------------------------
                                                       INTERESTED DIRECTORS(2)

Julian A. Brodsky    Director       1988 to present Since 1969, Director and Vice Chairman,      19       Comcast Corporation;
103 Bellevue Parkway                                Comcast Corporation (cable television                 AMDOCS Limited (service
Wilmington, DE 19809                                and communications).                                  provider to telecommuni-
DOB: 7/33                                                                                                 cations companies)

Robert Sablowsky     Director       1991 to present Since July 2002, Senior Vice President       19       Kensington Funds (regis-
103 Bellevue Parkway                                and prior thereto, Executive Vice                     tered investment
Wilmington, DE 19809                                President of Oppenheimer & Co., Inc.,                 company) 6 Portfolios
DOB: 4/38                                           formerly Fahnestock & Co., Inc. (a
                                                    registered broker-dealer). Since
                                                    November 2004, Director of Kensington
                                                    Funds.

J. Richard Carnall   Director       2002 to present Director of Haydon Bolts, Inc. (bolt         19       Cornerstone Bank
103 Bellevue Parkway                                manufacturer) and Parkway Real Estate
Wilmington, DE 19809                                Company (subsidiary of Haydon Bolts,
DOB: 9/38                                           Inc.) since 1984; and Director of
                                                    Cornerstone Bank since March 2004.

* Each Director oversees nineteen portfolios of the Company that are currently offered for sale.

(1) Subject to the Company's Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until the last day of year 2011, whichever is later, or until his successor is elected and qualified or his death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. Each officer holds office at the pleasure of the Board of Directors until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

(2) Messrs. Brodsky, Carnall and Sablowsky are considered "interested persons" of the Company as that term is defined in the 1940 Act and are referred to as "Interested Directors." Mr. Brodsky is an "Interested Director" of the Company because a family foundation and certain family trusts own shares of JPMorgan Chase & Co. The investment adviser to the Company's Bear Stearns CUFS MLP Mortgage Portfolio, Bear Stearns Asset Management, Inc., is an indirect subsidiary of JPMorgan Chase. Mr. Carnall is an "Interested Director" of the Company because he owns shares of The PNC Financial Services Group, Inc. The investment adviser to the Company's Money Market Portfolio, BlackRock Institutional Management Corporation, and the Company's principal underwriter, PFPC Distributors, Inc., are indirect subsidiaries of The PNC Financial Services Group, Inc. Mr. Sablowsky is considered an "Interested Director" of the Company by virtue of his position as an officer of Oppenheimer & Co., Inc., a registered broker-dealer.

                               THE SCHNEIDER FUNDS
                           FUND MANAGEMENT (CONCLUDED)
                                   (UNAUDITED)

                                                                                              NUMBER OF
                                                                                            PORTFOLIOS IN
                                    TERM OF OFFICE                                           FUND COMPLEX          OTHER
 NAME, ADDRESS, AND    POSITION(S)   AND LENGTH OF             PRINCIPAL OCCUPATION(S)       OVERSEEN BY        DIRECTORSHIPS
    DATE OF BIRTH    HELD WITH FUND TIME SERVED (1)             DURING PAST 5 YEARS           DIRECTOR         HELD BY DIRECTOR
-------------------- -------------- --------------- --------------------------------------- ------------- --------------------------
                                                              OFFICERS

Salvatore Faia,      President and  President June  President, Vigilant Compliance Services      N/A      N/A
Esquire, CPA         Chief          2009 to present since 2004; Senior Legal Counsel, PNC
Vigilant Compliance  Compliance     and Chief       Global Investment Servicing (U.S.), Inc.
Services 713 Chelsea Officer        Compliance      from 2002 to 2004; and Director of
Road Mullica Hill,                  Officer 2004 to Energy Income Partnership since 2005.
NJ 08062                            present
DOB: 12/62


Joel Weiss           Treasurer      June 2009 to    Vice President and Managing Director,        N/A      N/A
103 Bellevue Parkway                present         PNC Global Investment Servicing (U.S.)
Wilmington, DE 19809                                Inc. since 1993
DOB: 1/63

Jennifer Rogers      Secretary      2007 to present Since 2005, Vice President and               N/A      N/A
103 Bellevue Parkway                                Counsel, PNC Global Investment
Wilmington, DE 19809                                Servicing (U.S.), Inc. (financial
DOB: 7/74                                           services company); Associate,
                                                    Stradley, Ronon, Stevens & Young, LLC
                                                    (law firm) from 1999 to 2005.

James G. Shaw        Assistant      2005 to present Since 1995, Vice President of PNC             N/A     N/A
103 Bellevue Parkway Treasurer                          Global Investment Servicing (U.S.)
Wilmington, DE 19809                                Inc. (financial services company)
DOB: 10/60

Michael P. Malloy    Assistant      1999 to present Partner, Drinker Biddle & Reath LLP           N/A     N/A
One Logan Square     Secretary                      (law firm) since 1993
18th and Cherry
Streets
Philadelphia, PA
19103
DOB: 7/59

(1) Subject to the Company's Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until the last day of year 2011, whichever is later, or until his successor is elected and qualified or his death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. Each officer holds office at the pleasure of the Board of Directors until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

                               THE SCHNEIDER FUNDS
                                 PRIVACY NOTICE

THE SCHNEIDER FUNDS of The RBB Fund, Inc. (the "Funds") are committed to protecting the confidentiality and security of your private investment records and personal information. Our policies and procedures are designed to safeguard your information and to permit only appropriate and authorized access to and use of this information.

In order to carry out the functions necessary to service your investment account, our service providers collect certain nonpublic personal information from you from the following sources:

     - Information we receive from you over the telephone, on applications, e-mails or other forms (e.g., your name, social security number and address); and

     -    Information about your transactions with the Funds.

We restrict access to your personal and account information to those service providers and their employees who need to know that information to service your account. The Funds may also share all of the information (as described above) that we collect with companies that perform marketing services on our behalf or with other financial institutions with whom we have joint marketing agreements who may suggest additional Fund services or other investment products which may be of interest to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

You can be assured that the Funds consider your data to be private and confidential, and we will not disclose any nonpublic personal information about you to any unaffiliated third parties, except as permitted by law. If you decide to close your account(s) or become an inactive customer, we will adhere to the privacy policies and practices as described in this notice.

If you have any questions or comments about our privacy practices, please call us at (888) 520-3277.

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

                              THE SCHNEIDER FUNDS

                             OF THE RBB FUND, INC.

                              SCHNEIDER VALUE FUND

                         SCHNEIDER SMALL CAP VALUE FUND

                                     ANNUAL
                                     REPORT

                                 AUGUST 31, 2009


(SCHNEIDER CAPITAL MANAGEMENT LOGO)

     This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Funds.

INVESTMENT ADVISER

Schneider Capital Management
460 E. Swedesford Road
Suite 1080
Wayne, PA 19087

ADMINISTRATOR

PNC Global Investment Servicing (U.S.), Inc.
301 Bellevue Parkway
Wilmington, DE 19809

TRANSFER AGENT

PNC Global Investment Servicing (U.S.), Inc.
101 Sabin Street
Pawtucket, RI 02860

PRINCIPAL UNDERWRITER

PFPC Distributors, Inc.
760 Moore Road
King of Prussia, PA 19406

CUSTODIAN

PFPC Trust Company
8800 Tinicum Blvd.
Suite 200
Philadelphia, PA 19153

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP
Two Commerce Square, Suite 1700
2001 Market Street
Philadelphia, PA 19103-7042

COUNSEL

Drinker Biddle & Reath LLP
One Logan Square
18th and Cherry Streets
Philadelphia, PA 19103-6996

YEAR ENDED AUGUST 31, 2009

TO: SHAREHOLDERS OF SENBANC FUND

Investors, generally, are linear, arithmetic thinkers. Non-linear logarithmic solutions are not intuitive. Investors have to be intuitive because of a complete absence of data available for the purposes of prediction. Future data points can only be derived by linear extension from the past. Human activity does not correlate with linear extension, and it is this conflict that creates employment for financial analysts, economists, and pundits. Failure of prediction on the macro level inevitably includes failure of prediction on the micro level.

Senbanc's portfolio is dominated by large banks that were required to accept government equity funding calculated based on the government's (linear) expectations of the direction of the economy. This infusion of equity increased interest costs for these banks, while simultaneously lowering leverage, at a time when loan demand was falling. This is the exact reverse of the simplest prudent business plan a viable bank would entertain in such an environment. Hidden regulatory costs of this mandated capital have been measured as too great to bear, and many of the banks in receipt of TARP funding have raised or are in the process of raising private capital to free themselves from additional government intervention. Larger banks, having repaid the TARP funding and now reporting strong earnings, stand accused of benefitting from government largesse to make a profit. The business of banking is fundamental to our economy; there were excesses, reserves were built up to protect capital, the economy is recovering, and those institutions with strong capital, who invested in failing institutions as a business risk, are benefitting their shareholders.

Senbanc's portfolio is dominated by well-capitalized banks that have absorbed losses with minimal erosion of that capital. Reported earnings have suffered, of course, as operating earnings have been shifted, pre-tax, to build reserves for loan losses. Capital-rich banks dominate Senbanc's portfolio because credit worthiness is a key component in the assessment of market risk. Strong capital allows these corporations to survive until market conditions improve -- those with the strength of earnings to build substantial excess capital use that same business acumen to enhance their business portfolios with the acquisition of distressed companies at the least favorable, but most opportune times. This is capitalism.

Those large well-capitalized banks kept their capital strength intact as their stock prices plummeted in the face of declining confidence, protective dividend cuts and declining reported earnings. Banks that would normally be valued at 1.6x to 2.0x tangible book value are now selling at 0.8x that same tangible book value per share -- levels unseen for banks of this size and quality since October 1990.

We expect consecutive quarterly earnings improvement for the banks we own, on average, with positive year over year comparisons likely, beginning in the third quarter. Damage to investor confidence has been severe and unprecedented in recent times, but we have the patience and the discipline to hold our positions as we believe improving fundamentals will repair the damage and instill the confidence of investors in the banking system. Collapsed inventories for manufactured goods of every kind indicate a faster than expected reversal. Housing stock -- new and existing homes -- is not being replenished at a rate necessary to prevent a housing squeeze by the end of 2010. Rising housing prices and continued strong money supply growth could mean early release of foreclosed housing and upward repricing of securitized mortgage portfolios. In this event excess reserves created to match reduced mortgage portfolio values would flow rapidly back into bank earnings.

We believe that even with a rising tide of perception raising the majority of bank stock prices through the remainder of 2009 and throughout 2010, we do not expect valuations to fully reflect results for the higher-performing banks in our portfolio until 2011.


                                       Very truly yours,

                                       /s/ Alan F. Morel
                                       Alan F. Morel
                                       Hilliard Lyons Research Advisors
                                       Portfolio Manager
                                       Senbanc Fund

                                  SENBANC FUND
      GROWTH OF $10,000 VS. THE NASDAQ BANK INDEX AND THE S&P 500(R) INDEX

                               (PERFORMANCE GRAPH)

   Date       Load    NAV     NASDAQ     S&P
----------   -----   -----   -------   -------
08/31/1999    9779   10000     10000     10000
09/30/1999    9509    9723   9716.32      9726
10/31/1999    9910   10133   10418.7   10341.7
11/30/1999    9759    9979   10232.5   10551.6
12/31/1999    9235    9444   9834.95   11173.1
01/31/2000    9175    9382   9242.26   10612.2
02/29/2000    8881    9082   8453.26   10411.6
03/31/2000    9003    9206   8963.36   11429.9
04/30/2000    8942    9144   8757.03   11085.8
05/31/2000    9225    9433   9148.05   10858.6
06/30/2000    8807    9006    8827.6   11126.8
07/31/2000    9073    9277   9189.49   10953.2
08/31/2000    9757    9977   9901.92   11633.4
09/30/2000   10023   10249   10557.4   11019.2
10/31/2000   10053   10280   10418.4   10972.9
11/30/2000   10186   10416   10489.1   10108.2
12/31/2000   10755   10998   11579.8   10157.8
01/31/2001   11387   11644   11692.4   10518.3
02/28/2001   11294   11549   11466.4   9559.07
03/31/2001   11263   11517   11309.5   8953.03
04/30/2001   11573   11834   11599.2   9648.68
05/31/2001   12288   12565   12122.4   9713.32
06/30/2001   12474   12755     12722   9477.29
07/31/2001   12702   12988   13146.1   9383.96
08/31/2001   12671   12956   12679.4   8796.52
09/30/2001   12205   12480   12498.3   8085.76
10/31/2001   12049   12321   12052.2    8240.2
11/30/2001   12339   12618   12568.7   8872.22
12/31/2001   12977   13270   13032.5    8950.3
01/31/2002   13168   13465     13346   8819.63
02/28/2002   13506   13811   13595.1   8649.41
03/31/2002   14396   14721   14356.9   8974.62
04/30/2002   15072   15412   14924.1   8430.49
05/31/2002   15196   15539   14839.4   8368.11
06/30/2002   15173   15516   14845.4    7772.3
07/31/2002   14374   14698   14248.5   7166.84
08/31/2002   14858   15193   14649.5   7214.14
09/30/2002   14272   14594   13649.8   6429.96
10/31/2002   14543   14871   13923.5    6995.8
11/30/2002   14971   15308   13983.7   7407.85
12/31/2002   15546   15896   13937.9   6972.27
01/31/2003   15830   16187     13884   6789.59
02/28/2003   16173   16538   13899.8   6687.75
03/31/2003   16149   16513   13693.1   6752.62
04/30/2003   17155   17542   14511.5   7309.04
05/31/2003   17569   17965   15540.7   7694.22
06/30/2003   17580   17977   15542.2   7792.71
07/31/2003   18409   18824   16164.1   7929.86
08/31/2003   18527   18945   16477.9   8084.49
09/30/2003   18633   19054   16484.3    7998.8
10/31/2003   19509   19949   17731.5   8451.53
11/30/2003   20029   20481   18259.2    8525.9
12/31/2003   20617   21082   18543.5   8972.66
01/31/2004   20805   21274   18776.7   9137.35
02/29/2004   21557   22043   19080.8   9264.35
03/31/2004   21619   22107   18972.3   9124.46
04/30/2004   20454   20916     18007   8981.21
05/31/2004   20918   21390   18482.6   9104.25
06/30/2004   20717   21185   18833.1   9281.35
07/31/2004   20642   21108   18470.5   8974.13
08/31/2004   21018   21492   19042.9   9010.03
09/30/2004   21406   21889   19366.5   9107.34
10/31/2004   21995   22491   20001.9   9246.68
11/30/2004   22458   22965   21039.3   9621.17
12/31/2004   23063   23583     21078   9948.29
01/31/2005   22468   22975   20201.2   9705.55
02/28/2005   22171   22671     19909   9909.37
03/31/2005   21576   22063   19552.3   9733.97
04/30/2005   21103   21579   18941.9   9549.03
05/31/2005   21481   21966   19607.5   9852.69
06/30/2005   21806   22298   20177.4   9866.48
07/31/2005   22495   23003   21150.2   10233.5
08/31/2005   21995   22491   20680.8   10140.4
09/30/2005   21373   21855   20180.4   10222.5
10/31/2005   21535   22021   20592.1   10051.8
11/30/2005   22279   22782   21094.5   10431.8
12/31/2005   22114   22613   20670.5   10434.9
01/31/2006   22628   23138   21137.6   10711.4
02/28/2006   23002   23521   21365.9   10740.3
03/31/2006   23086   23606   21889.4   10874.6
04/30/2006   23613   24145   21992.3   11020.3
05/31/2006   22780   23294   21664.6   10702.9
06/30/2006   22531   23039   21725.2   10717.9
07/31/2006   23016   23535   22014.2   10784.4
08/31/2006   22988   23507   22231.6     11041
09/30/2006   23418   23947   22403.3   11325.9
10/31/2006   23724   24259   22803.6   11695.1
11/30/2006   23502   24032   22984.9   11917.3
12/31/2006   24181   24726     23522   12084.2
01/31/2007   24311   24860   23200.4   12266.6
02/28/2007   23732   24267   22924.1   12026.2
03/31/2007   23486   24016   22603.1   12160.9
04/30/2007   23312   23838   22210.7   12699.6
05/31/2007   23529   24060   22646.4   13142.8
06/30/2007   22631   23142   21962.7   12924.7
07/31/2007   21227   21706     20251     12524
08/31/2007   21270   21750   21097.1   12711.9
09/30/2007   21126   21602   21192.9   13187.3
10/31/2007   19982   20433   20615.7   13397.1
11/30/2007   18823   19248   19840.7     12837
12/31/2007   17424   17817     18841   12747.9
01/31/2008   18446   18862   19383.2   11983.3
02/29/2008   16531   16904   17746.1   11593.9
03/31/2008   16174   16539   18183.2   11543.8
04/30/2008   16807   17186   18271.8     12106
05/31/2008   15266   15610   17807.3   12262.8
06/30/2008   12037   12309   14742.6     11229
07/31/2008   13076   13371   16197.8   11134.6
08/31/2008   13384   13686   16844.2   11295.6
09/30/2008   13303   13603   17567.2   10289.1
10/31/2008   11843   12110   16316.7   8561.02
11/30/2008   10010   10235     14916   7946.77
12/31/2008    9485    9699   15050.9   8031.32
01/31/2009    7707    7880   11785.4   7354.36
02/28/2009    6521    6668   10419.3   6571.27
03/31/2009    7486    7655   11295.1   7146.91
04/30/2009    8384    8573   11892.2   7830.94
05/31/2009    9045    9249   12118.5   8268.93
06/30/2009    8638    8833   11652.4    8285.3
07/31/2009    9333    9543   12653.6      8912
08/31/2009    9841   10063   12762.2   9233.72

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 1-800-444-1854 OR VISIT OUR WEB SITE AT www.hilliard.com. THE SENBANC FUND (LOAD AND N.A.V.) RETURNS ASSUME REINVESTMENT OF ALL DISTRIBUTIONS. THE SENBANC FUND (LOAD) RETURN REFLECTS THE MAXIMUM SALES CHARGE OF 2.25%. AN EXPENSE LIMITATION WAS IN PLACE FOR THE FUND FROM JULY 8, 1999 (INCEPTION) THROUGH FEBRUARY 28, 2003. PERFORMANCE WOULD HAVE BEEN LOWER ABSENT THE EXPENSE LIMITATION. THE FUND'S GROSS ANNUAL OPERATING EXPENSES, AS STATED IN THE CURRENT PROSPECTUS, ARE 1.79%.

THE PERFORMANCE IN THE ABOVE TABLE AND GRAPH DO NOT REFLECT THE DEDUCTION OF TAXES A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR REDEMPTION OF FUND SHARES.

* The Fund commenced operations on July 8, 1999 as a series (the "Predecessor Fund") of Hilliard Lyons Research Trust. After the close of business on August 31, 2005, the Predecessor Fund was reorganized as a new series of The RBB Fund, Inc. (the "Reorganization"). The performance shown for periods prior to September 1, 2005 represents the performance of the Predecessor Fund.

** The Nasdaq Bank Index is an unmanaged index of NASDAQ-listed banks. The S&P 500(R) Index is an unmanaged stock market index. The index returns assume reinvestment of all dividends but, unlike the Fund, do not include any expenses associated with operating a mutual fund.

*** As a result of the Reorganization, the Fund changed its fiscal year end from June 30 to August 31.

The Fund may have invested in stocks that experienced significant gains; there is no guarantee that these gains will continue. As a non-diversified fund, a greater percentage of the Fund's portfolio may be invested in one company's securities than the portfolio of a diversified fund. As a result, the Fund may experience greater volatility in investment performance.

                        PORTFOLIO HOLDINGS SUMMARY TABLE
                                 AUGUST 31, 2009
                                   (UNAUDITED)

                                                    % of
Industry Classification                          Net Assets
-----------------------                          ----------
Savings, Credit & Other Financial Institutions      92.9%
State & National Banks                               7.1
                                                   -----
Total Investments                                  100.0
Liabilities in Excess of Other Assets                0.0
                                                   -----
Net Assets                                         100.0%
                                                   =====

Portfolio holdings are subject to change at any time.

                                  SENBANC FUND
                              FUND EXPENSE EXAMPLES
                                   (UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period from March 1, 2009 to August 31, 2009, and held for the entire period.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                              Beginning Account   Ending Account
                                                    Value             Value        Expenses Paid
                                                   3/01/09           8/31/09       During Period*
                                              -----------------   --------------   --------------
Actual ....................................       $1,000.00          $1,474.60         $10.73
Hypothetical (5% return before expenses) ..        1,000.00           1,016.43           8.78

----------
* Expenses are equal to the Fund's annualized six-month expense ratio of 1.72%, which includes waived fees or reimbursed expenses, multiplied by the average account value over the period, multiplied by the number of days
     (184) in the most recent fiscal half-year, then divided by 365 to reflect the one-half year period. The Fund's ending account value is based on the actual six-month total return of 47.46%.

                                  SENBANC FUND
                             SCHEDULE OF INVESTMENTS
                                 AUGUST 31, 2009

COMMON STOCK -- 100.0%

SHARES     DESCRIPTION                                                  VALUE
------     -----------                                              ------------
           SAVINGS, CREDIT & OTHER FINANCIAL INSTITUTIONS -- 92.9%
  15,655   American River Bankshares ............................   $    125,240
  26,900   Associated Banc-Corp. ................................        278,953
  71,600   Bank Holdings (The)* .................................         37,948
 116,400   Bank of America Corp. ................................      2,047,476
  42,478   C&F Financial Corp. ..................................        762,905
  87,500   Capital Bank Corp. ...................................        437,500
  52,398   Centrue Financial Corp. ..............................        196,492
  72,800   Citizens Republic Bancorp, Inc.* .....................         54,600
  45,400   CityBank .............................................        139,832
  35,700   Comerica, Inc. .......................................        952,119
 331,300   Corus Bankshares, Inc.* ..............................         89,451
   4,630   Crescent Banking Co. .................................          8,334
  42,600   Financial Institutions, Inc. .........................        515,460
  40,500   First United Corp. ...................................        422,010
  87,368   Hampton Roads Bankshares, Inc. .......................        265,599
 234,000   JPMorgan Chase & Co. .................................     10,169,640
 180,400   KeyCorp ..............................................      1,201,464
   3,917   MainSource Financial Group, Inc. .....................         25,225
 172,111   National Bankshares, Inc. ............................      4,373,341
 186,199   Northrim BanCorp, Inc. ...............................      2,811,605
 276,928   PAB Bankshares, Inc.* ................................        949,863
  15,000   Pacific Capital Bancorp N.A. .........................         36,450
 122,900   Pacific Premier Bancorp, Inc.* .......................        513,722
  25,200   PacWest Bancorp ......................................        496,692
  26,600   Peoples Bancorp of North Carolina, Inc. ..............        172,102
  12,000   Peoples Financial Corp. ..............................        225,360
 101,094   Premier Financial Bancorp ............................        733,942
 186,800   Regions Financial Corp. ..............................      1,094,648
  11,700   Umpqua Holdings Corp. ................................        120,627
   5,472   United Security Bancshares, Inc. .....................        129,577
                                                                    ------------
                                                                     29,388,177
                                                                    ------------

                       See Notes to Financial Statements.

                                  SENBANC FUND
                       SCHEDULE OF INVESTMENTS (CONCLUDED)
                                 AUGUST 31, 2009

COMMON STOCK (CONTINUED)

SHARES     DESCRIPTION                                                  VALUE
------     -----------                                              ------------
           STATE & NATIONAL BANKS -- 7.1%
  55,899   Bancorp, Inc. (The)* .................................       $369,492
  40,700   Cascade Financial Corp. ..............................         68,783
  11,801   Cowlitz Bancorp* .....................................         18,174
  59,900   East West Bancorp, Inc. ..............................        551,679
  58,600   First Regional Bancorp* ..............................         64,460
  68,200   Rainier Pacific Financial Group, Inc. ................         93,434
  67,897   Rurban Financial Corp. ...............................        549,966
  50,400   Summit Financial Group, Inc. .........................        277,200
  26,100   Synovus Financial Corp. ..............................         96,570
 100,499   Temecula Valley Bancorp, Inc. ........................          1,005
 118,032   Vineyard National Bancorp* ...........................         11,213
  23,700   Yadkin Valley Financial Corp. ........................        147,177
                                                                    ------------
                                                                       2,249,153
                                                                    ------------
              TOTAL COMMON STOCK (COST $62,447,624) .............     31,637,330
                                                                    ------------
              TOTAL INVESTMENTS -- 100.0%
              (COST $62,447,624) ................................     31,637,330
                                                                    ------------
              LIABILITIES IN EXCESS OF OTHER ASSETS -- 0.0% .....        (11,778)
                                                                    ------------
               NET ASSETS -- 100.0% .............................   $ 31,625,552
                                                                    ============

*    Non-income producing security.

The following is a summary of the inputs used, as of August 31, 2009, in valuing the Fund's investments carried at value (See Note 1 in Notes to Financial Statements):

                                                               LEVEL 2        LEVEL 3
                                  TOTAL          LEVEL 1     SIGNIFICANT    SIGNIFICANT
                                VALUE AT          QUOTED      OBSERVABLE   UNOBSERVABLE
                             AUGUST 31, 2009      PRICES        INPUTS        INPUTS
                             ---------------   -----------   -----------   ------------
Investments in Securities*     $31,637,330     $31,637,330       $--            $--
                               ===========     ===========       ===            ===

* Please refer to the Schedule of Investments for industry and security type breakouts.

                       See Notes to Financial Statements.

                                  SENBANC FUND
                        STATEMENT OF ASSETS & LIABILITIES
                                 AUGUST 31, 2009

ASSETS
   Investments, at value (Cost $62,447,624) ............   $ 31,637,330
   Cash and cash equivalents ...........................        148,716
   Receivables
      Capital shares sold ..............................         22,637
      Investments sold .................................         13,665
      Dividends and interest ...........................          2,079
   Prepaid expenses and other assets ...................         14,447
                                                           ------------
         Total assets ..................................     31,838,874
                                                           ------------
LIABILITIES
   Payables
      Capital shares redeemed ..........................         75,660
      Distribution fees ................................         48,340
      Professional fees ................................         30,612
      Investment advisory fees .........................         16,045
      Transfer agent fees ..............................         12,459
      Administration and accounting fees ...............         11,062
      Custodian fees ...................................          5,903
      Directors' and officers' fees ....................          4,764
   Other accrued expenses and liabilities ..............          8,477
                                                           ------------
         Total liabilities .............................        213,322
                                                           ------------
Net Assets .............................................   $ 31,625,552
                                                           ============
NET ASSETS CONSIST OF
   Par value ...........................................   $      5,441
   Paid-in capital .....................................     78,319,235
   Undistributed net investment income .................        145,047
   Accumulated net realized loss from investments ......    (16,033,877)
   Net unrealized depreciation on investments ..........    (30,810,294)
                                                           ------------
   Net Assets ..........................................   $ 31,625,552
                                                           ============
   Shares outstanding ($0.001 par value, 50,000,000
      shares authorized) ...............................      5,441,019
                                                           ------------
Net asset value, offering and redemption price per
   share ...............................................   $       5.81
                                                           ============
Maximum offering price per share (NAV / 1 - 2.25%) .....   $       5.94
                                                           ============

                       See Notes to Financial Statements.

                                  SENBANC FUND
                             STATEMENT OF OPERATIONS
                       FOR THE YEAR ENDED AUGUST 31, 2009

INVESTMENT INCOME
   Dividends ...........................................   $  1,013,169
   Interest ............................................         14,363
                                                           ------------
      Total investment income ..........................      1,027,532
                                                           ------------
EXPENSES
   Advisory fees .......................................        194,725
   Distribution fees ...................................        168,374
   Transfer agent fees .................................        119,068
   Administration and accounting fees ..................        107,134
   Professional fees ...................................         36,924
   Printing and shareholder reporting fees .............         30,852
   Custodian fees ......................................         23,679
   Directors' and officers' fees .......................         22,113
   Registration and filing fees ........................         18,752
   Insurance fees ......................................          9,522
   Other expenses ......................................          2,898
                                                           ------------
      Total expenses before waivers and reimbursements..        734,041
      Less: waivers and reimbursements .................       (170,616)
                                                           ------------
      Net expenses after waivers and reimbursements ....        563,425
                                                           ------------
   Net investment income ...............................        464,107
                                                           ------------
NET REALIZED AND UNREALIZED GAIN/(LOSS) FROM INVESTMENTS
   NET REALIZED GAIN/(LOSS) FROM:
      Investments ......................................     (9,750,866)
   NET CHANGE IN UNREALIZED APPRECIATION/(DEPRECIATION)
      ON:
      Investments ......................................     (4,149,144)
                                                           ------------
   Net realized and unrealized loss from investments ...    (13,900,010)
                                                           ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ...   $(13,435,903)
                                                           ============

                       See Notes to Financial Statements.

                                  SENBANC FUND
                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                  FOR THE           FOR THE
                                                                 YEAR ENDED        YEAR ENDED
                                                              AUGUST 31, 2009   AUGUST 31, 2008
                                                              ---------------   ---------------
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
   Net investment income ..................................    $    464,107      $  2,056,071
   Net realized loss from investments .....................      (9,750,866)       (5,510,341)
   Net change in unrealized depreciation from investments..      (4,149,144)      (31,531,724)
                                                               ------------      ------------
Net decrease in net assets resulting from operations ......     (13,435,903)      (34,985,994)
                                                               ------------      ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income ..................................      (1,363,146)       (3,969,785)
   Net realized capital gains .............................          (9,202)       (4,489,732)
                                                               ------------      ------------
Net decrease in net assets from dividends and distributions
   to shareholders ........................................      (1,372,348)       (8,459,517)
                                                               ------------      ------------
CAPITAL TRANSACTIONS:
   Proceeds from shares sold ..............................       1,528,070         4,914,054
   Reinvestment of distributions ..........................       1,273,840         7,947,115
   Shares redeemed ........................................      (8,234,912)      (28,667,954)
                                                               ------------      ------------
Net decrease in net assets from capital transactions ......      (5,433,002)      (15,806,785)
                                                               ------------      ------------
Total decrease in net assets ..............................     (20,241,253)      (59,252,296)
NET ASSETS:
   Beginning of year ......................................      51,866,805       111,119,101
                                                               ------------      ------------
   End of year ............................................    $ 31,625,552      $ 51,866,805
                                                               ============      ============
Undistributed net investment income, end of year ..........    $    145,047      $  1,044,108
                                                               ============      ============
SHARE TRANSACTIONS:
   Shares sold ............................................         273,976           491,710
   Shares reinvested ......................................         230,768           732,453
   Shares redeemed ........................................      (1,353,080)       (2,498,242)
                                                               ------------      ------------
Total share transactions ..................................        (848,336)       (1,274,079)
                                                               ============      ============

                       See Notes to Financial Statements.

                                  SENBANC FUND
                              FINANCIAL HIGHLIGHTS

                                                  FOR THE       FOR THE       FOR THE       FOR THE     FOR THE PERIOD     FOR THE
                                                FISCAL YEAR   FISCAL YEAR   FISCAL YEAR   FISCAL YEAR     JULY 1, 2005   FISCAL YEAR
                                                   ENDED         ENDED         ENDED         ENDED          THROUGH         ENDED
                                                 AUGUST 31,    AUGUST 31,    AUGUST 31,    AUGUST 31,     AUGUST 31,       JUNE 30,
                                                    2009          2008          2007          2006           2005*           2005
                                                -----------   -----------   -----------   -----------   --------------   -----------
PER SHARE OPERATING PERFORMANCE
Net asset value:
   Beginning of period.......................    $  8.25        $ 14.69       $  16.57     $  16.27       $  16.13        $  16.54
                                                 -------        -------       --------     --------       --------        --------
Net investment income........................       0.10           0.39           0.41         0.29           0.03            0.15
Net realized and unrealized gain/(loss)
   on investments............................      (2.30)         (5.52)         (1.56)        0.44           0.11            0.78
                                                 -------        -------       --------     --------       --------        --------
Total from investment operations.............      (2.20)         (5.13)         (1.15)        0.73           0.14            0.93
                                                 -------        -------       --------     --------       --------        --------
Less distributions from:
Net investment income........................      (0.24)         (0.61)         (0.31)       (0.12)            --           (0.10)
Net realized gain on investments.............         --****      (0.70)         (0.42)       (0.31)            --           (1.24)
                                                 -------        -------       --------     --------       --------        --------
Total distributions..........................      (0.24)         (1.31)         (0.73)       (0.43)            --           (1.34)
                                                 -------        -------       --------     --------       --------        --------
Net asset value:
   End of period.............................    $  5.81        $  8.25       $  14.69     $  16.57       $  16.27        $  16.13
                                                 -------        -------       --------     --------       --------        --------
Total investment return......................     (26.47)%       (37.08)%        (7.47)%       4.52%          0.87%**         5.25%
   (excludes sales charge)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)....    $31,626        $51,867       $111,119     $185,593       $230,250        $231,651
Ratio of expenses to average
   net assets, including waivers.............       1.73%          1.75%          1.53%         1.38%         1.43%***        1.40%
Ratio of expenses to average
   net assets, excluding waivers.............       2.26%          1.79%          1.53%         1.38%         1.43%***        1.40%
Ratio of net investment income/(loss)
   to average net assets, including waivers..       1.43%          2.79%          1.84%         1.53%         0.93%***        0.91%
Ratio of net investment income/(loss)
   to average net assets, excluding waivers..       0.90%          2.75%          1.84%         1.53%         0.93%***        0.91%
Portfolio turnover rate......................       3.11%         11.01%          9.74%         7.47%         0.94%          19.90%

----------
* As a result of a reorganization that was effective August 31, 2005, the Fund changed its fiscal year end from June 30 to August 31.

**   Not annualized.

***  Annualized.

**** Less than $0.005 per share.

                       See Notes to Financial Statements.

                                  SENBANC FUND
                          NOTES TO FINANCIAL STATEMENTS
                                 AUGUST 31, 2009

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The RBB Fund, Inc. ("RBB" or the "Company") was incorporated under the laws of the State of Maryland on February 29, 1988 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. RBB is a "series fund," which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently, RBB has nineteen active investment portfolios, including the Senbanc Fund (the "Fund"). As of the date hereof, the Fund offers one class of shares and is a non-diversified fund.

RBB has authorized capital of one hundred billion shares of common stock of which 78.973 billion shares are currently classified into one hundred and twenty-nine classes of common stock. Each class represents an interest in an active or inactive RBB investment portfolio. The active classes have been grouped into ten separate "families."

The Fund commenced operations on July 8, 1999, as a separate portfolio (the "Predecessor Fund") of the Hilliard Lyons Research Trust. After the close of business on August 31, 2005, all of the assets and liabilities of the Predecessor Fund were transferred to the Fund, a newly created portfolio of the Company, that is continuing the business, including carrying forward the financial and performance history, of the Predecessor Fund.

PORTFOLIO VALUATION -- The Fund's net asset value ("NAV") is calculated once daily at the close of regular trading hours on the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System ("NASDAQ") market system where they are primarily traded. Equity securities traded in the over-the-counter market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities having a remaining maturity of greater than 60 days are valued using an independent pricing service. Fixed income securities having a remaining maturity of 60 days or less are valued under the amortized cost method, which approximates fair value. Investments in other open-end investment companies are valued based on the NAV of the investment companies (which may use fair value pricing as discussed in their prospectuses). If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Board of Directors. Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

Effective September 1, 2008, the Fund adopted Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards No. 157 ("SFAS 157"), Fair Value Measurements. This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. The three levels of the fair value hierarchy under SFAS 157 are described below:

     -    Level 1 -- quoted prices in active markets for identical securities

     - Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

                                  SENBANC FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 AUGUST 31, 2009

     - Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

In April 2009, FASB issued FASB Staff Position No. 157-4, ("FSP 157-4") Determining Fair Value when the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly. FSP 157-4 is effective for fiscal years and interim periods ended after June 15, 2009. FSP 157-4 provides additional guidance for estimating fair value in accordance with SFAS 157 when the volume and level of activity for the asset or liability have significantly decreased. FSP 157-4 also includes guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 requires entities to describe the inputs and valuation techniques used to measure fair value and changes in those techniques and related inputs during the period. FSP 157-4 expands the three-level hierarchy disclosure and the level three-roll forward disclosure for each major security type as described in paragraph 19 of Statement of Financial Accounting Standards No. 115, Accounting for Certain Investments in Debt and Equity Securities.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value the Fund's investments as of August 31, 2009 is included with the Fund's Schedule of Investments.

USE OF ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be significant.

INVESTMENT TRANSACTIONS, INVESTMENT INCOME AND EXPENSES -- The Fund records security transactions based on trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Interest income is accrued when earned. Dividend income is recorded on the ex-dividend date. Expenses incurred on behalf of a specific class, fund or fund family are charged directly to the class, fund or fund family (in proportion to net assets). Expenses incurred for all of the RBB fund families (such as director or professional fees) are charged to all funds in proportion to their net assets of the RBB Funds, or in such other manner as the Board of Directors deems fair or equitable. Expenses and fees, including investment advisory and administration fees, are accrued daily and taken into account for the purpose of determining the NAV of the Fund.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends from net investment income and distributions from net realized capital gains, if any, will be declared and paid at least annually to shareholders and recorded on the ex-dividend date. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from accounting principles generally accepted in the United States of America.

U.S. TAX STATUS -- No provision is made for U.S. income taxes as it is the Fund's intention to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

                                  SENBANC FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                AUGUST 31, 2009

CASH AND CASH EQUIVALENTS -- The Fund considers liquid assets deposited with a bank, money market funds, and certain short term debt instruments with maturities of 3 months or less to be cash equivalents. These investments represent amounts held with financial institutions that are readily accessible to pay Fund expenses or purchase investments. Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value.

OTHER -- In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and, therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.

2. INVESTMENT ADVISER AND OTHER SERVICES

Hilliard Lyons Research Advisors (the "Adviser"), a division of J.J.B. Hilliard, W.L. Lyons, LLC, provides management and investment advisory services to the Fund pursuant to an investment advisory agreement with the Company. For its services, the Adviser is paid a monthly fee at the annual rate of 0.60% of the Fund's average daily net assets.

The Adviser has voluntarily agreed to limit the Fund's total operating expenses to 1.75%. This limit is calculated daily based on the Fund's average daily net assets. This limitation is effected in waivers of advisory fees and reimbursement of expenses exceeding the advisory fees as necessary. The Adviser may terminate the voluntary limit at any time upon notice to the Company's Board of Directors.

PNC Global Investment Servicing (U.S.), Inc. ("PNC"), a member of The PNC Financial Services Group, Inc., serves as administrator for the Fund. For providing administrative and accounting services, PNC is entitled to receive a monthly fee equal to an annual percentage rate of the Fund's average daily net assets subject to certain minimum monthly fees.

Included in the administration and accounting fees shown on the Statement of Operations are fees for providing regulatory administration services to RBB. For providing those services, PNC is entitled to receive compensation as agreed to by the Company and PNC. This fee is allocated to the Fund in proportion to its net assets of the Company.

In addition, PNC serves as the Fund's transfer and dividend disbursing agent. For providing transfer agent services, PNC is entitled to receive a monthly fee, equal to an annual percentage rate of the Fund's average daily net assets subject to certain minimum monthly fees.

PFPC Trust Company ("PFPC Trust") is a member of The PNC Financial Services Group, Inc. and provides certain custodial services to the Fund. PFPC Trust is entitled to receive a monthly fee equal to an annual percentage rate of the Fund's average daily net assets and is subject to certain minimum monthly fees.

PFPC Distributors, Inc. ("PFPC Distributors"), an affiliate of PNC, provides certain administrative services to the Fund. The Board of Directors has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, to allow the Fund to reimburse PFPC Distributors for certain expenses incurred in connection with distribution activities. The Directors have authorized a payment of up to 0.60% of the Fund's average net assets annually to reimburse PFPC Distributors for such expenses. For the year ended August 31, 2009, PFPC Distributors earned $3,481 in underwriting concessions.

Commissions on sales of $28,676 were paid by the Adviser for the year ended August 31, 2009.

                                  SENBANC FUND
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                AUGUST 31, 2009

3. DIRECTOR COMPENSATION

The Directors of the Company receive an annual retainer, meeting fees and out of pocket expenses for meetings attended. The aggregate remuneration paid to the Directors by the Company during the fiscal year ended August 31, 2009 was $444,181. Certain employees of PNC are Officers of the Company. They are not compensated by the Fund or the Company.

4. INVESTMENT IN SECURITIES

For the year ended August 31, 2009, aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Investment Securities
Purchases      Sales
----------   --------
$5,365,773   $967,452

5. FEDERAL INCOME TAX INFORMATION

FASB Interpretation No. 48, ("FIN 48") Accounting for Uncertainty in Income Taxes, sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed the Fund's tax positions taken on federal income tax returns for all open tax years (tax years August 31, 2006-2009) and has concluded that no provision for income tax is required in the Fund's financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management's conclusions regarding the adoption of FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation of guidance from the FASB, new tax laws, regulations and administrative interpretations (including court decisions).

At August 31, 2009, federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Fund were as follows:

Cost of investments for tax purposes ...............   $ 62,447,624
                                                       ------------
Gross tax unrealized appreciation ..................   $  2,116,765
Gross tax unrealized depreciation ..................    (32,927,059)
                                                       ------------
Net tax unrealized depreciation on investments .....   $(30,810,294)
                                                       ============

Distributions to shareholders from net investment income and realized gains are determined in accordance with federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on the tax treatment; temporary differences do not require such reclassification.

                                  SENBANC FUND
                    NOTES TO FINANCIAL STATEMENTS (CONCLUDED)
                                AUGUST 31, 2009

The following permanent differences as of August 31, 2009, attributable to the redesignation of dividends paid, were reclassified to the following accounts:

 UNDISTRIBUTED    ACCUMULATED
NET INVESTMENT   NET REALIZED    PAID-IN
 INCOME/(LOSS)    GAIN/(LOSS)    CAPITAL
--------------   ------------   --------
     $(22)            $22          $--

As of August 31, 2009, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income ......................   $145,047
Undistributed long-term capital gain ...............          -
                                                       --------
Total distributable earnings .......................   $145,047

The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term gains are reported as ordinary income for federal income tax purposes.

The tax character of dividends and distributions paid were as follows:

                                          For the Years Ended
                                        August 31,   August 31,
                                           2009         2008
                                        ----------   ----------
Distributions paid from:
   Ordinary income ..................   $1,363,168   $4,414,263
   Long-term capital gains ..........        9,180    4,045,254
                                        ----------   ----------
                                        $1,372,348   $8,459,517
                                        ==========   ==========

Dividends paid from short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

For federal income tax purposes, capital loss carryforwards are available to offset future capital gains. As of August 31, 2009, the Fund had a capital loss carryforward of $14,466,794 that will expire on August 31, 2017.

Under federal tax law, foreign currency and capital losses realized after October 31 may be deferred and treated as having arisen on the first day of the following fiscal year. For the year ended August 31, 2009, the Fund deferred post-October capital losses of $1,567,083.

6. INDUSTRY CONCENTRATION RISK

Since the Fund's investments are concentrated in the banking industry, as well as certain single large portfolio holdings, they are subject to risks in addition to those that apply to the general equity market. Events may occur that significantly affect the entire banking industry or single security; therefore, the Fund's share value may at times increase or decrease at a faster rate than the share value of a mutual fund with investments in many industries or smaller concentrations in single issuers.

7. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through October 26, 2009, the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

                                  SENBANC FUND
             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Senbanc Fund and Board of Directors of The RBB Fund,
Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Senbanc Fund, one of the portfolios constituting The RBB Fund, Inc. (the "Fund"), as of August 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the respective periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Senbanc Fund of The RBB Fund, Inc. as of August 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the respective periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Philadelphia, Pennsylvania
October 26, 2009

                                  SENBANC FUND
                            SUPPLEMENTAL INFORMATION
                                 AUGUST 31, 2009
                                   (UNAUDITED)

SHAREHOLDER TAX INFORMATION

The Fund is required by subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders within 60 days of the Fund's fiscal year end, August 31, as to the U.S. federal tax status of distributions received by the Fund's shareholders in respect of such fiscal year. During the fiscal year ended August 31, 2009, the following dividend and distribution amounts were paid by the Fund:

    ORDINARY INCOME
-----------------------
    Net
Investment   Short-Term   Long-Term
  Income       Gains        Gains
----------   ----------   ---------
$1,363,168      $--         $9,180

Dividends paid from short-term capital gains are treated as ordinary income dividends for federal tax purposes.

The percentage of total ordinary income dividends paid qualifying for the corporate dividend received deduction for the Fund is 100%.

The percentage of total ordinary income dividends paid qualifying for the 15% tax rate for the Fund is 100%.

These amounts were reported to shareholders as income in 2008. Because the Fund's fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2009. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax return, will be made in conjunction with Form 1099-DIV and will be mailed in January 2010.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund, if any.

In general, dividends received by tax exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisors with respect to the tax consequences of their investments in the Fund.

                                  SENBANC FUND
                                OTHER INFORMATION
                                 AUGUST 31, 2009
                                   (UNAUDITED)

PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 is available without charge, upon request by calling Senbanc Fund at (877) 264-5346, at www.hilliard.com and on the SEC's website at http://www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULES

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 551-8090.

APPROVAL OF INVESTMENT, ADVISORY AGREEMENT

As required by the the 1940 Act, the Board of Directors (the "Board") of the Company, including all of the Directors who are not "interested persons" of the Company, as that term is defined in the 1940 Act (the "Independent Directors"), considered the renewal of the investment advisory agreement between the Adviser and the Company (the "Advisory Agreement") on behalf of the Senbanc Fund at a meeting of the Board held on May 7, 2009. At this meeting, the Board, including all of the Independent Directors, approved the Advisory Agreement for an additional one-year term. The Board's decision to approve the Advisory Agreement reflects the exercise of its business judgment to continue the existing arrangement. In approving the Advisory Agreement, the Board considered information provided by the Adviser with the assistance and advice of counsel to the Independent Directors and the Company.

In considering the renewal of and approval of the Advisory Agreement, the Board took into account all the materials provided prior to and during the meeting, the presentations made during the meeting, and the discussions during the meeting. Among other things, the Board considered (i) the nature, extent, and quality of the Adviser's services provided to the Fund; (ii) descriptions of the experience and qualifications of the Adviser's personnel providing those services; (iii) the Adviser's investment philosophies and processes; (iv) the Adviser's assets under management and client descriptions; (v) the Adviser's soft dollar commission and trade allocation policies, including information on the types of research and services obtained in connection with soft dollar commissions; (vi) the Adviser's current advisory fee arrangement with the Company and other similarly managed clients; (vii) the Adviser's compliance procedures; (viii) the Adviser's financial information, insurance coverage and profitability analysis related to providing advisory services to the Fund; (ix) the extent to which economies of scale are relevant to the Fund; (x) a report prepared by Lipper Inc. ("Lipper") comparing the Fund's management fees and total expense ratio to those of its Lipper peer group and comparing the performance of the Fund to the performance of its Lipper peer group; and (xi) a report comparing the performance of the Fund to the performance of its benchmark.

As part of its review, the Board considered the nature, extent and quality of the services provided by the Adviser. The Board concluded that the Adviser had substantial resources to provide services to the Fund and that the Adviser's services had been acceptable.

                                  SENBANC FUND
                                OTHER INFORMATION
                                 AUGUST 31, 2009
                                   (UNAUDITED)

The Board also considered the investment performance of the Fund and the Adviser. Information on the Fund's investment performance was provided for one, three, and five year periods. The Board considered the Fund's investment performance in light of its investment objective and investment strategies. The Board concluded that the investment performance of the Fund as compared to its benchmark and Lipper peer group was acceptable. In reaching this conclusion, the Board also considered the recent extraordinary market conditions and the Fund's policy to hold 80% of its assets in financial and bank stocks.

The Board also considered the advisory fee rate payable by the Fund under the Advisory Agreement. In this regard, information on the fees paid by the Fund and the Fund's total operating expense ratio (before and after fee waivers and expense reimbursements) were compared to similar information for mutual funds advised by other, unaffiliated investment advisory firms. The Board noted that the advisory fees of the Fund, before and after waivers, were the lowest in its peer group. In addition, the Board noted that the Adviser was voluntarily waiving management fees and reimbursing expenses to limit total annual operating expenses to 1.75% of the Fund's average daily net assets and that the Adviser expects to continue these fee waivers and expense reimbursements.

After reviewing the information regarding the Adviser's costs, profitability and economies of scale, and after considering the Adviser's services, the Board, including all of the Independent Directors, concluded that the investment advisory fees paid by the Fund were fair and reasonable and that the Advisory Agreement should be approved and continued for an additional one-year period ending August 16, 2010.

                                 FUND MANAGEMENT
                                   (UNAUDITED)

     The business and affairs of the Company are managed under the direction of the Company's Board of Directors. The Company is organized under and managed pursuant to Maryland law. The Directors and executive officers of the Company, their dates of birth, business addresses and principal occupations during the past five years are set forth below. The statement of additional information ("SAI") includes additional information about the Directors and is available without charge, upon request, by calling (800) 444-1854.

                                                                                                       NUMBER OF
                                                                                                     PORTFOLIOS IN        OTHER
                                         TERM OF OFFICE                                               FUND COMPLEX    DIRECTORSHIPS
   NAME, ADDRESS,      POSITION(S) HELD   AND LENGTH OF            PRINCIPAL OCCUPATION(S)            OVERSEEN BY        HELD BY
  AND DATE OF BIRTH       WITH FUND      TIME SERVED (1)             DURING PAST 5 YEARS               DIRECTOR*        DIRECTOR
--------------------  -----------------  ---------------  -----------------------------------------  -------------  ----------------
                                                       DISINTERESTED DIRECTORS

Nicholas A. Giordano  Director           2006 to present  Consultant, financial services organiza-         19       Kalmar Pooled
103 Bellevue Parkway                                      tions from 1997 to present.                               Investment
Wilmington, DE 19809                                                                                                Trust; (regis-
DOB: 03/43                                                                                                          tered investment
                                                                                                                    company) WT
                                                                                                                    Mutual Fund;
                                                                                                                    (registered
                                                                                                                    investment
                                                                                                                    company)
                                                                                                                    Independence
                                                                                                                    Blue Cross;
                                                                                                                    IntriCon Corpor-
                                                                                                                    ation (body
                                                                                                                    worn device
                                                                                                                    company)

Francis J. McKay      Director           1988 to present  Retired; Vice President, Fox Chase Cancer        19       None
103 Bellevue Parkway                                      Center (biomedical research and medical
Wilmington, DE 19809                                      care) (2000-2004).
DOB: 12/35

Arnold M. Reichman    Chairman           2005 to present  Director, Gabelli Group Capital Partners,        19       None
103 Bellevue Parkway                                      L.P. (an investment partnership) from
Wilmington, DE 19809  Director           1991 to present  2000 to 2006.
DOB: 05/48

Marvin E. Sternberg   Director           1991 to present  Since 1974, Chairman, Director and               19       MTI Holding
103 Bellevue Parkway                                      President, MTI Holding Group, Inc.                        Group, Inc.
Wilmington, DE 19809                                      (formerly known as Moyco Technologies,                    (formerly known
DOB: 03/34                                                Inc.) (manufacturer of precision coated                   as Moyco
                                                          and industrial abrasives).                                Technologies,
                                                                                                                    Inc.)

* Each Director oversees nineteen portfolios of the Company that are currently offered for sale.

(1) Subject to the Company's Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until the last day of year 2011, whichever is later, or until his successor is elected and qualified or his death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. Each officer holds office at the pleasure of the Board of Directors until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

                                   (UNAUDITED)

                                                                                                       NUMBER OF
                                                                                                     PORTFOLIOS IN        OTHER
                                         TERM OF OFFICE                                               FUND COMPLEX    DIRECTORSHIPS
   NAME, ADDRESS,      POSITION(S) HELD   AND LENGTH OF            PRINCIPAL OCCUPATION(S)            OVERSEEN BY        HELD BY
  AND DATE OF BIRTH       WITH FUND      TIME SERVED (1)             DURING PAST 5 YEARS               DIRECTOR*        DIRECTOR
--------------------  -----------------  ---------------  -----------------------------------------  -------------  ----------------
                                                       DISINTERESTED DIRECTORS

Robert A. Straniere   Director           2006 to present  Since 2009, Administrative Law Judge,           19         Reich and Tang
103 Bellevue Parkway                                      New York City. Founding Partner,                           Group (asset
Wilmington, DE 19809                                      Straniere Law Firm (1980 to date);                         management);
DOB: 03/41                                                Partner, Gotham Strategies (consulting                     The SPARX Asia
                                                          firm) (2005 to date); Partner, The Gotham                  Funds Group
                                                          Global Group (consulting firm) (2005 to                    (registered
                                                          date); President, The New York City Hot                    investment
                                                          Dog Company (2005 to date); Partner,                       company)
                                                          Kanter-Davidoff (law firm) (2006 to
                                                          present).

* Each Director oversees nineteen portfolios of the Company that are currently offered for sale.

(1) Subject to the Company's Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until the last day of year 2011, whichever is later, or until his successor is elected and qualified or his death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. Each officer holds office at the pleasure of the Board of Directors until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

                                   (UNAUDITED)

                                                                                                       NUMBER OF
                                                                                                     PORTFOLIOS IN        OTHER
                                         TERM OF OFFICE                                               FUND COMPLEX    DIRECTORSHIPS
   NAME, ADDRESS,      POSITION(S) HELD   AND LENGTH OF            PRINCIPAL OCCUPATION(S)            OVERSEEN BY        HELD BY
  AND DATE OF BIRTH       WITH FUND      TIME SERVED (1)             DURING PAST 5 YEARS               DIRECTOR*        DIRECTOR
--------------------  -----------------  ---------------  -----------------------------------------  -------------  ----------------
                                                       INTERESTED DIRECTORS(2)

Julian A. Brodsky     Director           1988 to present  Since 1969, Director and Vice Chairman,          19       Comcast
103 Bellevue Parkway                                      Comcast Corporation (cable television and                 Corporation;
Wilmington, DE 19809                                      communications).                                          AMDOCS Limited
DOB: 07/33                                                                                                          (service
                                                                                                                    provider to
                                                                                                                    telecommuni-
                                                                                                                    cations
                                                                                                                    companies)

Robert Sablowsky      Director           1991 to present  Since July 2002, Senior Vice President           19       Kensington
103 Bellevue Parkway                                      and prior thereto, Executive Vice                         Funds (regis-
Wilmington, DE 19809                                      President of Oppenheimer & Co., Inc.,                     tered invest-
DOB: 04/38                                                formerly Fahnestock & Co., Inc. (a                        ment company)
                                                          registered broker-dealer). Since November                 6 Portfolios
                                                          2004, Director of Kensington Funds.

J. Richard Carnall    Director           2002 to present  Director of Haydon Bolts, Inc. (bolt             19       Cornerstone
103 Bellevue Parkway                                      manufacturer) and Parkway Real Estate                     Bank
Wilmington, DE 19809                                      Company (subsidiary of Haydon Bolts,
DOB: 09/38                                                Inc.) since 1984; and Director of
                                                          Cornerstone Bank since March 2004.

* Each Director oversees nineteen portfolios of the Company that are currently offered for sale.

(1) Subject to the Company's Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until the last day of year 2011, whichever is later, or until his successor is elected and qualified or his death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. Each officer holds office at the pleasure of the Board of Directors until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

(2) Messrs. Brodsky, Carnall and Sablowsky are considered "interested persons" of the Company as that term is defined in the 1940 Act and are referred to as "Interested Directors." Mr. Brodsky is an "Interested Director" of the Company because a family foundation and certain family trusts own shares of JPMorgan Chase & Co. The investment adviser to the Company's Bear Stearns CUFS MLP Mortgage Portfolio, Bear Stearns Asset Management, Inc., is an indirect subsidiary of JPMorgan Chase. Mr. Carnall is an "Interested Director" of the Company because he owns shares of The PNC Financial Services Group, Inc. The investment adviser to the Company's Money Market Portfolio, BlackRock Institutional Management Corporation, and the Company's principal underwriter, PFPC Distributors, Inc., are indirect subsidiaries of The PNC Financial Services Group, Inc. Mr. Sablowsky is considered an "Interested Director" of the Company by virtue of his position as an officer of Oppenheimer & Co., Inc., a registered broker-dealer.

                           FUND MANAGEMENT (CONCLUDED)
                                   (UNAUDITED)

                                                                                                       NUMBER OF
                                                                                                     PORTFOLIOS IN        OTHER
                                         TERM OF OFFICE                                               FUND COMPLEX    DIRECTORSHIPS
   NAME, ADDRESS,      POSITION(S) HELD   AND LENGTH OF            PRINCIPAL OCCUPATION(S)            OVERSEEN BY        HELD BY
  AND DATE OF BIRTH       WITH FUND      TIME SERVED (1)             DURING PAST 5 YEARS                DIRECTOR        DIRECTOR
--------------------  -----------------  ---------------  -----------------------------------------  -------------  ----------------
                                                              OFFICERS

Salvatore Faia,       President and      President June   President, Vigilant Compliance Services         N/A              N/A
Esquire, CPA          Chief              2009 to present  since 2004; Senior Legal Counsel, PNC
Vigilant Compliance   Compliance         and Chief        Global Investment Servicing (U.S.), Inc.
Services              Officer            Compliance       from 2002 to 2004; and Director of Energy
713 Chelsea Road                         Officer 2004 to  Income Partnership since 2005.
Mullica Hill, NJ                         present
08062 DOB: 12/62

Joel Weiss            Treasurer          June 2009 to     Vice President and Managing Director,           N/A              N/A
103 Bellevue Parkway                     present          PNC Global Investment Servicing (U.S.)
Wilmington, DE 19809                                      Inc. since 1993
DOB: 01/63

Jennifer Rogers       Secretary          2007 to present  Since 2005, Vice President and Counsel,         N/A              N/A
103 Bellevue Parkway                                      PNC Global Investment Servicing (U.S.),
Wilmington, DE 19809                                      Inc. (financial services company);
DOB: 07/74                                                Associate, Stradley, Ronon, Stevens &
                                                          Young, LLC (law firm) from 1999 to 2005.

James G. Shaw         Assistant          2005 to present  Since 1995, Vice President of PNC Global        N/A              N/A
103 Bellevue Parkway  Treasurer                           Investment Servicing (U.S.) Inc.
Wilmington, DE 19809                                      (financial services company)
DOB: 10/60

Michael P. Malloy     Assistant          1999 to present  Partner, Drinker Biddle & Reath LLP (law        N/A              N/A
One Logan Square      Secretary                           firm) since 1993
18th and Cherry
Streets
Philadelphia,
PA 19103
DOB: 07/59

(1) Subject to the Company's Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until the last day of year 2011, whichever is later, or until his successor is elected and qualified or his death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. Each officer holds office at the pleasure of the Board of Directors until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

                                  SENBANC FUND
                                 PRIVACY NOTICE
                                   (UNAUDITED)

The Senbanc Fund of The RBB Fund, Inc. (the "Fund") is committed to protecting the confidentiality and security of your private investment records and personal information. Our policies and procedures are designed to safeguard your information and to permit only appropriate and authorized access to and use of this information.

In order to carry out the functions necessary to service your investment account, our service providers collect certain nonpublic personal information from you from the following sources:

     - Information we receive from you over the telephone, on applications, e-mails or other forms (e.g., your name, social security number and address); and

     -    Information about your transactions with the Fund.

We restrict access to your personal account information to those service providers and their employees who need to know that information to service your account. The Fund may also share all of the information (as described above) that we collect with companies that perform marketing services on our behalf or with other financial institutions with whom we have joint marketing agreements who may suggest additional Fund services or other investment products which may be of interest to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

You can be assured that the Fund considers your data to be private and confidential, and we will not disclose any nonpublic personal information about you to any unaffiliated third parties, except as permitted by law. If you decide to close your account(s) or become an inactive customer, we will adhere to the privacy policies and practices as described in this notice.

If you have any questions or comments about our privacy practices, please call us at (800) 444-1854.

                               INVESTMENT ADVISER

Hilliard Lyons Research Advisors
500 West Jefferson Street
Louisville, KY 40202

                                  ADMINISTRATOR

PNC Global Investment Servicing (U.S.), Inc.
301 Bellevue Parkway
Wilmington, DE 19809

                                 TRANSFER AGENT

PNC Global Investment Servicing (U.S.), Inc.
101 Sabin Street
Pawtucket, RI 02860

                                   UNDERWRITER

PFPC Distributors, Inc.
760 Moore Road
King of Prussia, PA 19406

                                    CUSTODIAN

PFPC Trust Company
8800 Tinicum Boulevard
Suite 200
Philadelphia, PA 19153

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
1700 Market Street
Philadelphia, PA 19103-3984

                                  LEGAL COUNSEL

Drinker Biddle & Reath LLP
One Logan Square
18th and Cherry Streets
Philadelphia, PA 19103-6996

                                    (GRAPHIC)

(SENBANC FUND LOGO)

SENBANC

OF THE RBB FUND, INC.

                                  ANNUAL REPORT
                                 AUGUST 31, 2009

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund. Shares of Senbanc Fund are distributed by PFPC Distributors, Inc., 760 Moore Road, King of Prussia, PA 19406.

ITEM 2. CODE OF ETHICS.

     (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

     (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

     (d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee. Julian A. Brodsky, Nicholas A. Giordano, Francis J. McKay, and Marvin E. Sternberg are the registrant's audit committee financial experts. Nicholas A. Giordano, Francis J. McKay, and Marvin
E. Sternberg are "independent." Julian A. Brodsky is not "independent" because a family foundation and certain family trusts own shares of JPMorgan Chase & Co. The investment adviser to the registrant's Bear Stearns CUFS MLP Mortgage Portfolio, Bear Stearns Asset Management, Inc., is an indirect subsidiary of JPMorgan Chase & Co.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

AUDIT FEES

     (a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $451,080 for 2008 and $434,480 for 2009.

AUDIT-RELATED FEES

     (b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $0 for 2008 and $0 for 2009.

TAX FEES

     (c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $10,200 for 2008 and $12,000 for 2009. These fees were for the preparation and review of excise tax returns.

ALL OTHER FEES

     (d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for 2008 and $0 for 2009.

     (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

          PRE-APPROVAL OF AUDIT AND PERMITTED NON-AUDIT SERVICES

          1. PRE-APPROVAL REQUIREMENTS OF THE COMPANY. The Committee shall pre-approve all auditing services and permissible non-audit services (e.g., tax services) to be provided to the Company by the Auditor, including the fees associated with those services.

          2. PRE-APPROVAL REQUIREMENTS OF AFFILIATES. Additionally, the Committee shall pre-approve any engagement of the Auditor to provide non-audit services to an investment adviser of a Portfolio or to any affiliate of such investment adviser that provides ongoing services to the Company, if the engagement relates directly to the operations and financial reporting of the Company.

          3. DELEGATION. The Committee may delegate to the Chairman of the Committee, or if the Chairman is not available, one or more of its members, the authority to grant pre-approvals. The decisions of any member to whom authority is delegated shall be presented to the full Committee at its next scheduled meeting.

          4. PROHIBITED SERVICES. The Committee shall confirm with the Auditor that the Auditor is not performing contemporaneously with the Company's audit any prohibited non-audit services for the Company, any investment adviser of a Portfolio, or any affiliates of the Company or such investment advisers. The Auditor is responsible for informing the Committee of whether it believes that a particular service is permissible or prohibited pursuant to applicable regulations and standards.

     (e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

               (b) 100%

               (c) Not applicable

               (d) 100%

   (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was 0%.

   (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $52,890 for 2008 and $0 for 2009.

   (h) The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form.

(b)  Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the
          Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

     (a)(1) Senior Officer Code of Ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

     (a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
            Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3) Not applicable.

     (b)    Certifications pursuant to Rule 30a-2(b) under the 1940 Act and
            Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) The RBB Fund, Inc.


By (Signature and Title)* /s/ Salvatore Faia
                          ---------------------------------
                          Salvatore Faia, President
                          (principal executive officer)

Date November 4, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Salvatore Faia
                          ---------------------------------
                          Salvatore Faia, President
                          (principal executive officer)

Date November 4, 2009


By (Signature and Title)* /s/ Joel Weiss
                          ---------------------------------
                          Joel Weiss, Treasurer
                          (principal financial officer)

Date October 30, 2009

* Print the name and title of each signing officer under his or her signature.